             As filed with the Securities and Exchange Commission
                              on February 1, 2000
                     Registration No. 333-74295; 811-09253

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          _____
Pre-Effective Amendment No. ___                                  _____
Post-Effective Amendment No. 9                                     x
                                                                 -----

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       _____
Amendment No. 10                                                   x
                                                                 -----
                           ________________________

                            WELLS FARGO FUNDS TRUST
              (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                         Little Rock, Arkansas  72201
         (Address of Principal Executive Offices, including Zip Code)
                          __________________________

      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                         Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

 x   Immediately upon filing pursuant to Rule 485(b), or
---

___  on _________ pursuant to Rule 485(b)

___  60 days after filing pursuant to Rule 485(a)(1), or

___  on _________ pursuant to Rule 485(a)(1)

___  75 days after filing pursuant to Rule 485(a)(2), or

___  on ___________pursuant to Rule 485(a)(2)

If appropriate, check  the following box:

___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               Explanatory Note
                               ----------------


       This Post-Effective Amendment No. 9 is being filed to add to the Registration Statement of Wells Fargo Funds Trust (the "Trust"), the audited financial statements and certain related financial information for the fiscal year ended September 30, 1999 for the Equity and Allocation Funds of the Trust, and to make certain other non-material changes to the Registration Statement.

       This Post-Effective Amendment does not affect the Registration Statement for any of the Trust's other funds.

                                                                     WELLS FARGO

                                                                           FUNDS

                         WELLS FARGO ALLOCATION FUNDS




 Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals Fund match your own.

 These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

 Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


---------------------
       PROSPECTUS
---------------------

     Asset Allocation Fund

     Growth Balanced

     Index Allocation Fund

     Class A, B and C


                                                             FEBRUARY 1
                                                                        2000

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                                                                           Allocation Funds
-----------------------------------------------------------------------------------------------------------------------------
Overview                                    Objectives and Principal Strategies                                           4
                                            Summary of Important Risks                                                    6
This section contains important             Performance History                                                           8
summary information about the               Summary of Expenses                                                          12
Funds.                                      Key Information                                                              16

-----------------------------------------------------------------------------------------------------------------------------
The Funds                                   Asset Allocation Fund                                                        18
                                            Growth Balanced Fund                                                         22
This section contains important             Index Allocation Fund                                                        26
information about the individual            General Investment Risks                                                     30
Funds.                                      Organization and Management
                                             of the Funds                                                                35

-----------------------------------------------------------------------------------------------------------------------------
Your Investment                             A Choice of Share Classes                                                    38
                                            Reduced Sales Charges                                                        41
Turn to this section for                    Exchanges                                                                    44
information on how to open an               Your Account                                                                 45
account and how to buy, sell and             How to Buy Shares                                                           45
exchange Fund shares.                        How to Sell Shares                                                          49

-----------------------------------------------------------------------------------------------------------------------------
Reference                                   Additional Services and
                                             Other Information                                                           51
Look here for additional                    Table of Predecessors                                                        53
information and term                        Description of Core Portfolios                                               54
definitions.                                Portfolio Managers                                                           56
                                            Glossary                                                                     59

Allocation Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.


--------------------------------------------------------------------------------
     FUND                      OBJECTIVE
--------------------------------------------------------------------------------


Asset Allocation Fund          Seeks long-term total return, consistent with
                               reasonable risk.



                               Seeks a combination of current income and
Growth Balanced Fund           capital appreciation by diversified investments
                               in stocks and bonds.


                               Seeks to earn a high level of total return,
Index Allocation Fund          consistent with the assumption of reasonable
                               risk.


4    Allocation Funds Prospectus

--------------------------------------------------------------------------------
     PRINCIPAL STRATEGY
--------------------------------------------------------------------------------

     We do not select individual securities for investment, rather, we buy substantially all of the securities of various indexes to replicate the total return of the index. We use an asset allocation model to allocate and reallocate assets among common stocks (S&P 500 Index), U.S. Treasury bonds (Lehman Brothers 20+ Bond Index) and money market instruments, operating from a target allocation of 60% stocks and 40% bonds. We invest in asset classes that we believe are undervalued in order to achieve better long-term, risk-adjusted returns.

     The Fund is a Gateway fund that invests 65% in equity securities and 35% in fixed-income securities by investing in selected core portfolios representing various investment styles. We invest the equity portion of the Fund with an emphasis in large company, income equity and S&P 500 Index securities, and also invest in small cap and international portfolios. We invest the fixed-income portion of the Fund with an emphasis on investment grade securities with intermediate (3-5 years) maturities.

     We do not select individual securities for investment, rather, we buy substantially all of the securities of various indexes to replicate the total return of the index. We use an asset allocation model to allocate and reallocate assets among common stocks (S&P 500 Index), U.S. Treasury bonds (Lehman Brothers 20+ Bond Index) and money market instruments, operating from a target allocation of 100% stocks. We invest in asset classes that we believe are undervalued in order to achieve better long-term, risk-adjusted returns.

                                                 Allocation Funds Prospectus   5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 .    the individual Fund Descriptions later in this Prospectus;

 .    under the "General Investment Risks" section beginning on page 30; and

 .    in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------
 COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------
     Equity Securities
     Each Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. The Funds that invest in smaller companies, in foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory, information and diplomatic risks.

     Debt Securities
     The Funds may invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

6    Allocation Funds Prospectus

  FUND                      SPECIFIC RISKS


                            The Asset Allocation and Index Allocation Funds use
                            investment models that seek undervalued assets
                            classes. There is no guarantee that the asset
                            allocation models will make accurate determinations
  Asset Allocation and      or that an asset class we believe is undervalued
  Index Allocation Funds    will perform as expected. We may incur higher than
                            average portfolio turnover resulting from allocation shifts recommended by the models. Portfolio turnover increases transaction costs and may trigger capital gains.

                            This Fund invests in smaller companies that may be
                            more volatile than investments in larger companies.
                            Smaller companies also may have higher failure rate
                            than larger companies. The Fund also is subject to
                            leverage risk, which is the risk that some small
                            transactions may multiply smaller market movements
  Growth Balanced Fund      into large changes in the Fund's net asset value.
                            This risk may occur when the Fund borrows money or enters into transactions that have a similar effect, such as short sales and forward commitment transactions. This risk also may occur when the Fund makes investment in derivatives, such as options or futures contracts.


                                                  Allocation Funds Prospectus  7

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns from inception, and for one-, five-and ten-year periods, as applicable, are compared to the performance of an appropriate broad-based index (or indexes).

     Please remember that past performance is no guarantee of future results.

     Asset Allocation Fund Class A Calendar Year Returns (%)*

                             [GRAPH APPEARS HERE]

     1990           7.68
     1991          22.15
     1992           7.00
     1993          14.94
     1994          -2.82
     1995          29.18
     1996          11.65
     1997          22.01
     1998          25.58
     1999           9.49

     Best Qtr.: Q4 '98 . 16.09%  Worst Qtr.: Q3 '98 . -5.55%

     * Returns do not reflect sales charges. If they did, returns would be lower.

       Average annual total return (%)/1/
       for the period ended 12/31/99       1 year      5 years        10 years
       Class A (Incept. 11/13/86)            3.19       17.93           13.62
       Class B (Incept. 1/1/95)/2/           4.07       18.30           13.67
       Class C (Incept. 4/1/98)/2/           7.80       18.50           13.68
       S&P 500 Index/3/                     21.04       28.56           18.21
       LB Gov't./Corp. Bond Index/4/        -2.15        7.61            7.65

     1. Returns reflect applicable sales charges.
     2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     3. S&P 500 is a registered trademark of Standard & Poor's.
     4. Lehman Brothers Government/Corporate Bond Index.

8    Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Growth Balanced Fund Class A Shares Calendar Year Returns (%)*

                             [GRAPH APPEARS HERE]

     1990           1.95
     1991          27.15
     1992           5.18
     1993          10.26
     1994           0.16
     1995          23.29
     1996          14.21
     1997          20.78
     1998          22.37
     1999          12.12

     Best Qtr.: Q4 '98 . 16.81%  Worst Qtr.: Q3 '90 . - 10.02%

     * Returns do not reflect sales charges. If they did, returns would be lower.

       Average annual total return (%)/1/
       for the period ended 12/31/99              1 year     5 years    10 years
       Class A (Incept. 10/14/98)/2/               5.67       17.07       12.80
       Class B (Incept. 10/1/98)/2/                6.41       17.40       12.64
       Class C (Incept. 10/1/98)/2/               10.50       17.64       12.65
       S&P 500 Index/3/                           21.04       28.56       18.21
       LB Gov't./Corp. Bond Index/4/              -2.15        7.61        7.65

     1. Returns reflect applicable sales charges.
     2. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance. Performance between November 11, 1994 and the inception date of the share class listed is for the Class I shares.
     3. S&P 500 is a registered trademark of Standard & Poor's.
     4. Lehman Brothers Government/Corporate Bond Index.

                                               Allocation Funds Prospectus     9

Performance History
--------------------------------------------------------------------------------

     Index Allocation Fund Class A Shares Calendar Year Returns (%)*


                             [GRAPH APPEARS HERE]

     1990           7.08
     1991          20.69
     1992           7.44
     1993          12.54
     1994           0.68
     1995          34.71
     1996          17.04
     1997          25.18
     1998          26.56
     1999          19.56

     Best Qtr.: Q4 '98 . 20.85%    Worst Qtr.: Q3 '98 . -10.12%

     * Returns do not reflect sales charges. If they did, returns would be lower.

       Average annual total return (%)/1/
       for the period ended 12/31/99             1 year     5 years     10 years
       Class A (Incept. 4/7/88)                   12.70      23.00        15.88
       Class B (Incept. 12/15/97)/2/              13.58      23.34        15.77
       Class C (Incept. 7/1/93)/2/                17.66      23.55        15.79
       S&P 500 Index/3/                           21.04      28.56        18.21

     1. Returns reflect applicable sales charges.
     2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     3. S&P 500 is a registered trademark of Standard & Poor's.


10   Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Allocation Funds
---------------------------------------------------------------------------


These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. A broker/dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Expenses include core and Gateway fees, where applicable.

SHAREHOLDER FEES


----------------------------------------------------------------------------------------------------------------------
                                                                                                 All Funds
                                                                                   -----------------------------------
                                                                                   CLASS A        CLASS B    CLASS C
----------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                                 5.75%          None        None

Maximum deferred sales charge (load) (as a percentage of the lower of
the NAV at purchase or the NAV at redemption)                                       None/1/        5.00%       1.00%
----------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------------------------------------------------------------------------
                                                                                 Asset Allocation Fund
                                                            ----------------------------------------------------------
                                                               CLASS A           CLASS B              CLASS C
                                                            ----------------------------------------------------------
Management Fees                                                0.80%             0.80%                 0.80%
Distribution (12b-1) Fees                                      0.00%             0.75%                 0.75%
Other Expenses/2/                                              0.40%             0.44%                 0.38%
----------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                           1.20%             1.99%                 1.93%
----------------------------------------------------------------------------------------------------------------------
Fee Waivers/3/                                                 0.21%             0.25%                 0.19%
---------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                   0.99%             1.74%                 1.74%

/1/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.
/2/ Other expenses are based on estimated amounts for the current fiscal year and reflect the impact of fund mergers, if applicable,which occurred on November 6, 1999.
/3/ Fee waivers are contractual and apply for one year from the closing date of the organization (two years for the Asset Allocation Fund). After this time, the Advisor, with Board approval, may reduce or eliminate such waivers.

12     Allocation Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

---------------------------------------------------------------------
              Growth Balanced               Index Allocation
                   Fund                           Fund
---------------------------------------------------------------------
    CLASS A      CLASS B   CLASS C   CLASS A     CLASS B    CLASS C
---------------------------------------------------------------------
     1.10%        1.10%     1.10%     0.80%       0.80%       0.80%
     0.00%        0.75%     0.75%     0.00%       0.75%       0.75%
     0.67%        0.70%     0.65%     0.53%       0.68%       0.54%
---------------------------------------------------------------------
     1.77%        2.55%     2.50%     1.33%       2.23%       2.09%
---------------------------------------------------------------------
     0.62%        0.65%     0.60%     0.03%       0.18%       0.04%
---------------------------------------------------------------------
     1.15%        1.90%     1.90%     1.30%       2.05%       2.05%

                                                  Allocation Funds Prospectus 13

Allocation Funds
-------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Asset Allocation
                                                                                                      Fund
                                                                              -----------------------------------------------------
                                                                                CLASS A         CLASS B         CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
 1 YEAR                                                                         $  670          $  677          $  277
 3 YEARS                                                                        $  893          $  874          $  568
 5 YEARS                                                                        $1,157          $1,223          $1,004
10 YEARS                                                                        $1,907          $1,970          $2,218
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of the periods shown:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Asset Allocation
                                                                                                      Fund
                                                                              -----------------------------------------------------
                                                                                CLASS A         CLASS B         CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
 1 YEAR                                                                          $  670         $  177          $  177
 3 YEARS                                                                         $  893         $  574          $  568
 5 YEARS                                                                         $1,157         $1,023          $1,004
10 YEARS                                                                         $1,907         $1,970          $2,218
-----------------------------------------------------------------------------------------------------------------------------------



14   Allocation Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
             Growth Balanced                          Index Allocation
                  Fund                                     Fund
--------------------------------------------------------------------------------
     CLASS A     CLASS B     CLASS C          CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
     $  685      $  693      $  293           $  700      $  708      $  308
     $1,043      $1,032      $  721           $  969      $  980      $  651
     $1,425      $1,497      $1,277           $1,259      $1,378      $1,120
     $2,491      $2,555      $2,791           $2,082      $2,216      $2,418
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
             Growth Balanced                          Index Allocation
                  Fund                                     Fund
--------------------------------------------------------------------------------
     CLASS A     CLASS B     CLASS C          CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
     $  685      $  193      $  193           $  700      $  208      $  208
     $1,043      $  732      $  721           $  963      $  680      $  651
     $1,425      $1,732      $1,277           $1,247      $1,178      $1,120
     $2,491      $2,555      $2,791           $2,053      $2,216      $2,418
--------------------------------------------------------------------------------



                                                Allocation Funds Prospectus   15

Key Information
--------------------------------------------------------------------------------


     Core and Gateway Structure
     Some of the Funds in this Prospectus are "Gateway" funds in a "core and Gateway" structure. In this structure, a Gateway fund invests substantially all of its assets in one or more core portfolios whose objectives and investment strategies are consistent with a Fund's investment objective. Gateway funds can enhance their investment opportunities and reduce their expenses through sharing the costs and benefits of managing a large pool of assets. Core portfolios do not offer shares to the public. Certain administrative and other fees and expenses are charged to both the Gateway fund and the core portfolio(s). The services provided and fees charged to a Gateway fund are in addition to and not duplicative of the services provided and fees charged to the core portfolios. References to the activities of a Gateway fund are understood to refer to the investments of the core portfolio(s) in which it invests.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     .    what the Fund is trying to achieve;

     .    how we intend to invest your money; and

     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.


16   Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Asset Allocation Fund
--------------------------------------------------------------------------------


     Investment Objective
     The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

     ---------------------------------------------------------------------------
     Investment Strategies
     We allocate and reallocate assets among common stocks, U.S. Treasury Bonds and money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

     ---------------------------------------------------------------------------
     Permitted Investments
     The asset classes we invest in are:

     . Stock Investments--We invest in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index to match the total return of the S&P 500 Index as closely as possible;

     . Bond Investments--We invest in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Bond Index. Bonds in this Index have remaining maturities of twenty years or more; and

     . Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S.Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

     In addition, under normal market conditions, we may invest:

     . In call and put options on stock indexes, stock index futures, options on stock index futures, and interest rate futures contracts as a substitute for a comparable market position in stocks or bonds;

     .    In interest rate and index swaps;and

     . Up to 25% of total assets in foreign obligations qualifying as money market investments.

     We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation but rather a measure of the level of risk tolerance for the Fund.

     We are not required to keep a minimum investment in any of the three asset classes described above, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of long-term total return. The Fund is a diversified portfolio.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term total return.


18   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors

     Foreign obligations may entail additional risks, such as currency, political, regulatory and diplomatic risks, which are described in more detail in the General Investment Risks section below. The value of investments in options on stock indexes and stock index futures is affected by price movements for the stocks in a particular index, rather than price movements for an individual security.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 30; and the specific risks listed here. They are all important to your investment choice.


                                                  Allocation Funds Prospectus 19

Asset Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                                    CLASS A SHARES--COMMENCED
                                                    ON NOVEMBER 13, 1986
                                                    ----------------------------------------------------------------------------
                                                    Sept. 30,        Feb. 28,       March 31,        March 31,        Sept. 30,
For the period ended:                               1999/1/          1999/2/          1998           1997/3/          1996/4/
                                                    ----------------------------------------------------------------------------
Net asset value, beginning of period                $    25.65       $    24.99     $    20.30       $    21.24       $    20.74

Income from investment operations:
  Net investment income (loss)                            0.36             0.38           0.69             0.41             0.57
  Net realized and unrealized gain (loss)
    on investments                                        0.19             2.92           6.37             0.65             0.50

Total from investment operations                          0.55             3.30           7.06             1.06             1.07

Less distributions:
  Dividends from net investment income                   (0.36)           (0.33)         (0.69)           (0.41)           (0.57)
  Distributions from net realized gain                    0.00            (2.31)         (1.68)           (1.59)           (0.00)

Total from distributions                                 (0.36)           (2.64)         (2.37)           (2.00)           (0.57)

Net asset value, end of period                      $    25.84       $    25.65     $    24.99       $    20.30       $    21.24

Total return (not annualized)/7/                          2.10%           13.69%         36.08%            4.94%            5.14%

Ratios/supplemental data:
  Net assets, end of period (000s)                  $1,310,935       $1,362,966     $1,305,848       $1,041,622       $1,057,346

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                 0.95%            0.92%          0.95%/5/         0.92%/5/         0.90%/5/
  Ratio of net investment income (loss) to
    average net assets                                    2.08%            1.65%          2.99%/5/         3.91%/5/         3.53%/5/

Portfolio turnover                                          29%              31%            51%/5/            5%/5/            1%/6/

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)        0.96%             N/A            N/A              N/A              N/A

Ratio of net investment income (loss) to average
  net assets prior to waived fees and reimbursed
  expenses (annualized)                                   2.07%             N/A            N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from February 28 to September 30.
/2/  The Fund changed its fiscal year-end from March 31 to February 28.
/3/  The Fund changed its fiscal year-end from September 30 to March 31.
/4/  The Fund changed its fiscal year-end from December 31 to September 30.
/5/ Ratio includes income and expenses charged to the Master Portfolio prior to December 15, 1997.
/6/ Represents portfolio activity for the Fund's stand-alone period only. The portfolio turnover for the period from April 28, 1996 to September 30, 1996 was 28%.
/7/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.


20   Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                CLASS B SHARES--COMMENCED
                                                ON JANUARY 1, 1995
---------------------------------------------------------------------------------------------------------------
   Dec. 31,              Dec. 31,               Sept. 30,                 Feb. 28,              March 31,
    1995                   1994                  1999/1/                  1999/2/                 1998
---------------------------------------------------------------------------------------------------------------
$    16.73               $  18.80               $  15.55                 $  15.16               $  12.29


      0.74                   0.77                   0.18                     0.13                   0.29

      4.07                  (1.31)                  0.08                     1.77                   3.89

      4.81                  (0.54)                  0.26                     1.90                   4.18


     (0.74)                 (0.77)                 (0.18)                   (0.11)                 (0.29)
     (0.06)                 (0.76)                  0.00                    (1.40)                 (1.02)

     (0.80)                 (1.53)                 (0.18)                   (1.51)                 (1.31)

$    20.74               $  16.73               $  15.63                 $  15.55               $  15.16

     29.18%                 (2.82%)                 1.68%                   12.98%                 35.16%


$1,077,935               $896,943               $491,284                 $402,991               $267,060


      0.84%                  0.84%                  1.63%                    1.62%                  1.60%/5/

      3.81%                  4.30%                  1.42%                    0.91%                  2.15%/5/

        15%                    49%                    29%                      31%                    51%/5/


       N/A                    N/A                   1.68%                    1.63%                   N/A



       N/A                    N/A                   1.37%                    0.90%                   N/A
---------------------------------------------------------------------------------------------------------------

                                                                       CLASS C SHARES--
                                                                       COMMENCED ON
                                                                       APRIL 1, 1998
---------------------------------------------------------------------------------------------------------------
March 31,                Sept. 31,              Dec. 31,                Sept. 30,              Feb. 28,
1997/3/                   1996/4/                1995                    1999/1/                 1999
---------------------------------------------------------------------------------------------------------------
$ 12.84                  $ 12.50               $ 10.00                   $ 15.59               $ 15.16


   0.19                     0.28                  0.22                      0.18                  0.08

   0.41                     0.34                  2.53                      0.09                  1.82

   0.60                     0.62                  2.75                      0.27                  1.90


  (0.19)                   (0.28)                (0.22)                    (0.18)                (0.07)
  (0.96)                   (0.00)                (0.03)                     0.00                 (1.40)

  (1.15)                   (0.28)                (0.25)                    (0.18)                (1.47)

$ 12.29                  $ 12.84               $ 12.50                   $ 15.68               $ 15.59

   4.62%                    4.96%                27.72%                     1.69%                12.97%


$89,252                  $63,443               $26,271                   $20,218               $10,076


   1.53%/5/                 1.14%/5/              1.53%                     1.64%                 1.64%

   3.30%/5/                 3.37%/5/              2.71%                     1.49%                 0.69%

      5%/5/                    1%/6/                15%                       29%                   31%


   1.58%/5/                 1.56%/5/              1.76%                     1.70%                 1.85%



   3.25%/5/                 2.95%/5/              2.48%                     1.40%                 0.48%
---------------------------------------------------------------------------------------------------------------


                                                Allocation Funds Prospectus   21

Growth Balanced Fund
--------------------------------------------------------------------------------

    Investment Objective
    The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversified investments in stocks and bonds.

    ----------------------------------------------------------------------------
    Investment Strategies
    The Fund is a Gateway fund that invests in fixed-income and equity core portfolios in varying proportions, with an emphasis on equity portfolios. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The Fund currently invests in 13 core portfolios of Wells Fargo Core Trust.

    ----------------------------------------------------------------------------
    Permitted Investments
    The Fund invests the equity portion of its portfolio in 5 different equity investment styles. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style,which may move in and out of favor during the course of a market cycle. The Fund invests the fixed-income portion of the portfolio in 3 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund's investments. At least 25% of our total assets will be invested in fixed-income securities.

    The percentage of the Fund's assets invested in different core portfolios may temporarily deviate from the Fund's current allocation due to changes in market values. The Advisor will effect transactions periodically to re-establish the current allocation.

    As market or other conditions change, the advisor may attempt to enhance the Fund's returns by changing the percentage of Fund assets invested in fixed-income and equity securities. The Fund also may invest in more or fewer portfolios or invest directly in a portfolio of securities. Absent unstable market conditions, the Advisor does not anticipate making a substantial number of percentage changes. When the Advisor believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When the Advisor believes that a change will be temporary (generally, three years or less), it may effect the change by using futures contracts.

    We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of providing a combination of current income and capital appreciation.

22   Allocation Funds Prospectus

--------------------------------------------------------------------------------

          Portfolio Allocation
          As of September 30, 1999, the core portfolio allocations for the Fund were as follows:

          Investment Style/Portfolios                                  Allocation
          Diversified Equity Style                                        65%
               Index Portfolio                                                16.3%
               Equity Income Portfolio                                        16.3%
               Large Company Style                                            16.3%
                    Large Company Growth Portfolio                                   13.0%
                    Disciplined Growth Portfolio                                      3.3%
               Diversified Small Cap Style                                     6.5%
                    Small Cap Index Portfolio                                       1.625%
                    Small Company Growth Portfolio                                  1.625%
                    Small Company Value Portfolio                                   1.625%
                    Small Cap Value Portfolio                                       1.625%
               International Style                                             9.8%
                    International Portfolio                                          7.35%
                    International Equity Portfolio                                   2.45%
          Diversified Bond Style                                          35%
               Managed Fixed-Income Portfolio                                  17.5%
               Strategic Value Bond Portfolio                                   5.8%
               Positive Return Bond Portfolio                                  11.7%
          TOTAL FUND ASSETS                                              100%

--------------------------------------------------------------------------------

Portfolio Management
Please see the "Description of Core Portfolios" section on page 54 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 56 for the professional summaries for these managers.

          Core Portfolio                           Sub-Advisor          Portfolio Manager(s)
          Positive Return Bond Portfolio           Peregrine            William D. Giese, CFA and
                                                                        Patricia Burns
          Strategic Value Bond                     Galliard             Richard Merriam, CFA,
                                                                        John Huber and David Yim
          Managed Fixed-Income                     Galliard             Richard Merriam, CFA,
                                                                        and Ajay Mirza
          Index                                    WCM                  David D. Sylvester and
                                                                        Laurie R. White
          Equity Income                            WCM                  David L. Roberts, CFA and
                                                                        Gary J. Dunn
          Large Company Growth                     Peregrine            John S. Dale, CFA and
                                                                        Gary E. Nussbaum, CFA
          Disciplined Growth                       Smith                Stephen S. Smith, CFA
          Small Cap Index Portfolio                WCM                  David D. Sylvester and
                                                                        Laurie R. White
          Small Company Growth                     Peregrine            Robert B. Mersky, CFA and
                                                                        Paul E. von Kuster, CFA
          Small Company Value                      Peregrine            Tasso H. Coin, Jr., CFA and
                                                                        Douglas G. Pugh, CFA
          Small Cap Value                          Smith                Stephen S. Smith, CFA
          International                            Schroder             Michael Perelstein
          International Equity                     WCM                  Katherine Schapiro, CFA and
                                                                        Stacey Ho, CFA

                                                Allocation Funds Prospectus   23

Growth Balanced Fund
--------------------------------------------------------------------------------

     Important Risk Factors
     Investments in the Fund will be subject both to the risks of fixed-income securities and the risks of equity securities discussed in the Summary of Important Risks on page 6.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 30; and the specific risks listed here. They are all important to your investment choice.

24   Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception,if shorter). KPMG LLP audited this information which along with their report and the Fund's financial statements, is available upon request in the Fund`s annual report.

FOR A SHARE OUTSTANDING

                                             CLASS A SHARES--           CLASS B SHARES--          CLASS C SHARES--
                                             COMMENCED ON               COMMENCED ON              COMMENCED ON
                                             OCT.14, 1998               OCT.1, 1998               OCT.1, 1998
                                             -------------------------------------------------------------------------------
                                                  Sept. 30,    May 31,       Sept. 30,    May 31,       Sept. 30,     May 31,
For the period ended:                              1999/1/      1999         1999/1/       1999         1999/1/        1999
                                             ----------------------------------------------------------------------------------
Net asset value, beginning of period               $ 32.78     $ 28.09        $ 30.76     $ 26.96        $ 30.79    $   26.96

Income from investment operations:
   Net investment income (loss)                       0.16        0.63           0.10        0.56           0.07         0.65
   Net realized and unrealized gain (loss)
     on investments                                  (0.25)       5.67          (0.27)       4.82          (0.21)        4.79

Total from investment operations                     (0.09)       6.30          (0.17)       5.38          (0.14)        5.44

Less distributions:
   Dividends from net investment income               0.00       (0.58)          0.00       (0.55)          0.00        (0.58)
   Distributions from net realized gain               0.00       (1.03)          0.00       (1.03)          0.00        (1.03)

Total from distributions                              0.00       (1.61)          0.00       (1.58)          0.00        (1.61)

Net asset value, end of period                     $ 32.69     $ 32.78        $ 30.59     $ 30.76        $ 30.65    $   30.79

Total return (not annualized)/3/                     (0.27%)     22.83%         (0.55%)     20.36%          0.45%       20.59%

Ratios/supplemental data:
   Net assets, end of period (000s)                $ 6,552     $ 3,667        $11,967     $ 8,978        $ 2,153    $   1,236

Ratios to average net assets (annualized):
   Ratio of expenses to average net assets            1.15%/2/    1.15%/2/       1.90%/2/    1.75%/2/       1.68%/2/     1.68%/2/
   Ratio of net investment income (loss) to
     average net assets                               1.83%/2/    1.92%/2/       1.08%/2/    1.34%/2/       1.30%/2/     1.45%/2/

Portfolio turnover/3/                                   11%         49%            11%         49%            11%          49%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses (annualized)/5/                           1.67%/2/    1.88%/2/       2.31%/2/    2.43%/2/       2.46%/2/     4.43%/2/

Ratio of net investment income (loss) to
   average net assets prior to waived fees
   and reimbursed expenses (annualized)               1.31%/2/    1.19%/2/       0.67%/2/    0.66%/2/       0.52%/2/    (1.30%)/2/


/1/  The Fund changed its fiscal year-end from May 31, to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's Investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/5/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

                                                Allocation Funds Prospectus   25

Index Allocation Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Index Allocation Fund seeks to earn a high level of total return, consistent with the assumption of reasonable risk.

     ---------------------------------------------------------------------------

     Investment Strategies
     We allocate and reallocate assets among common stocks, U.S. Treasury bonds and money market instruments as represented by the various indexes described below. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

     ---------------------------------------------------------------------------

     Permitted Investments
     We invest in the following asset classes:

     . Stock Investments--We invest in common stocks to replicate the S&P 500 Index. We do not individually select common stock on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index.

     . Bond Investments--We invest in U.S. Treasury bonds to replicate the Lehman Brothers 20+ Bond Index. Bonds on this Index will have maturities of 20 years or more; and

     . Money Market Investments--We invest this portion of the Fund in high-quality money market instruments,including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

     In addition, under normal market conditions, we invest:

     . at least 65% of assets in stocks representative of the S&P 500 Index, Lehman Brothers 20+ Bond Index or a combination of both;

     . in call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and Interest Rate Futures contracts as a substitute for a comparable market position in stocks;

     .    in interest rate and Index Swaps; and

     . up to 25% of total assets in obligations of foreign banks qualifying as money market investments.

     We manage the allocation of investments in the Fund's portfolio based on the assumption that the Fund's "normal" allocation is 100% stocks and no bonds. This is not a "target" allocation but rather a measure of the level of risk tolerance for the Fund.

     We are not required to keep a minimum investment in any of the three asset classes, nor are we prohibited from investing substantially all of our assets in a single class. The asset allocation may shift at any time.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of a high level of total return.

26 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     There is no guarantee that securities selected as "undervalued" will perform as expected. Stocks purchased using the value approach may be more volatile and less liquid than other comparable securities.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 30, and the specific risks listed here. They are all important to your investment choice.

                                                  Allocation Funds Prospectus 27

Index Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                                         CLASS A SHARES--COMMENCED
                                                         ON APRIL 7, 1988

                                                ------------------------------------------------------------------------------------
                                                   Sept. 30,   Feb. 28,   March 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
For the period ended:                               1999/1/     1999/2/    1998/3/      1997       1996       1995       1994
                                                ------------------------------------------------------------------------------------
Net asset value, beginning of period                $ 19.04    $ 17.55     $ 15.51    $ 13.99    $ 13.76    $ 10.67    $ 11.90

Income from investment operations:
  Net investment income (loss)                         0.02       0.03        0.01       0.28       0.29       0.28       0.31
  Net realized and unrealized gain (loss)
    on investments                                     0.68       2.14        2.04       3.23       2.02       3.42      (0.39)

Total from investment operations                       0.70       2.17        2.05       3.51       2.31       3.70      (0.08)

Less distributions:
  Dividends from net investment income                (0.02)     (0.03)      (0.01)     (0.28)     (0.29)     (0.28)     (0.31)
  Distributions from net realized gain                 0.00      (0.65)       0.00      (1.71)     (1.79)     (0.33)     (0.84)

Total from distributions                              (0.02)     (0.68)      (0.01)     (1.99)     (2.08)     (0.61)     (1.15)

Net asset value, end of period                      $ 19.72    $ 19.04     $ 17.55    $ 15.51    $ 13.99    $ 13.76    $ 10.67

Total return (not annualized)/4/                       3.68%     12.60%      13.23%     25.18%     17.04%     34.71%     (0.68%)

Ratios/supplemental data:
  Net assets, end of period (000s)                  $94,676    $92,655     $92,733    $80,512    $60,353    $52,007    $40,308

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets              1.26%      1.29%       1.31%      1.26%      1.31%      1.30%      1.30%
  Ratio of net investment income (loss) to
    average net assets                                 0.15%      0.19%       0.30%      1.82%      2.06%      2.07%      2.41%

Portfolio turnover                                        3%        12%          0%        80%        67%        47%        50%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)                                1.26%      N/A         1.32%      1.29%      1.44%      1.35%      1.38%

Ratio of net investment income (loss)
  to average net assets prior to waived
  fees and reimbursed expenses (annualized)            0.15%      N/A         0.29%      1.79%      1.93%      2.02%      2.33%
------------------------------------------------------------------------------------------------------------------------------------


/1/ The Fund changed its fiscal year-end from February 28 to September 30. /2/ The Fund changed its fiscal year-end from March 31 to February 28.
/3/  The Fund changed its fiscal year-end from December 31 to March 31.
/4/  Total returns do not include any sales charges.

28 Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES--COMMENCED                            CLASS C SHARES--COMMENCED
ON DECEMBER 15, 1997                                 ON JULY 1, 1993
-----------------------------------------------------------------------------------------------------------------------------------
Sept. 30,   Feb. 28,    March 31,    Dec. 31,       Sept. 30,    Feb. 28,    March 31,   Dec. 31,    Dec. 31,   Dec. 31,   Dec. 31,
 1999/1/    1999/2/      1998/3/      1997           1999/1/      1999/2/     1998/3/      1997        1996       1995       1994
-----------------------------------------------------------------------------------------------------------------------------------
$ 23.55      $ 21.81       $19.31     $ 18.99       $ 23.56      $ 21.82     $ 19.32     $ 17.42     $ 17.10    $ 13.26     $14.75


  (0.05)       (0.07)       (0.01)       0.00         (0.07)       (0.10)      (0.02)       0.20        0.22       0.20       0.25

   0.80         2.61         2.51        0.32          0.83         2.64        2.52        4.00        2.54       4.24      (0.45)

   0.75         2.54         2.50        0.32          0.76         2.54        2.50        4.20        2.76       4.44      (0.20)


   0.00         0.00         0.00        0.00          0.00         0.00        0.00       (0.20)      (0.22)     (0.20)     (0.25)
   0.00        (0.80)        0.00        0.00          0.00        (0.80)       0.00       (2.10)      (2.22)     (0.40)     (1.04)

   0.00        (0.80)        0.00        0.00          0.00        (0.80)       0.00       (2.30)      (2.44)     (0.60)     (1.29)

$ 24.30      $ 23.55       $21.81     $ 19.31       $ 24.32      $ 23.56     $ 21.82     $ 19.32     $ 17.42    $ 17.10     $13.26

   3.18%       11.88%       12.95%       1.69%         3.23%       11.88%      13.00%      24.07%      16.37%     33.72%     (1.38%)

$19,431      $12,568       $3,322     $   356       $77,530      $67,364     $56,164     $46,084     $24,655    $16,075     $9,798


   2.03%        2.04%        2.06%       2.05%         2.01%        2.05%       2.05%       2.02%       2.05%      2.05%      2.01%

  (0.61%)      (0.57%)      (0.43%)     (0.17%)       (0.60%)      (0.56%)     (0.44%)      1.00%       1.35%      1.30%      1.75%

      3%          12%           0%         80%            3%          12%          0%         80%         67%        47%        50%


   2.07%        2.26%        4.03%      15.17%         2.02%        2.06%       2.09%       2.05%       2.20%      2.17%      2.20%


  (0.65%)      (0.79%)      (2.40%)    (13.29%)       (0.61%)      (0.57%)     (0.48%)      0.97%       1.20%      1.18%      1.56%
-----------------------------------------------------------------------------------------------------------------------------------

                                                  Allocation Funds Prospectus 29

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

30 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

     Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issue securities transactions,may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

                                                  Allocation Funds Prospectus 31

General Investment Risks
--------------------------------------------------------------------------------

     Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-backed or other asset-backed security and reduce a portfolio's rate of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     Year 2000 Risk--The Funds' principal service providers have advised the Funds that they have made the necessary changes to their computer systems to avoid any systems failure based on an inability to distinguish the year 2000 from the year 1900. Year 2000 risks remain throughout the year, and may also adversely affect the companies or entities in which the Funds invest,especially foreign entities, which may be less technologically prepared. The extent of such impact cannot be predicted.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

32   Allocation Funds Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk

The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent.

Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                                 ASSET      GROWTH      INDEX
                                                                                               ALLOCATION  BALANCED   ALLOCATION

INVESTMENT PRACTICE                                                RISK

Borrowing Policies
The ability to borrow from banks for temporary purposes            Leverage Risk                   .          .           .
to meet shareholder redemptions.

Emerging Markets
Securities of companies locating or operating in                   Information, Political,
countries considered developing or to have "emerging"              Regulatory, Diplomatic,                    .
stock markets. Generally these securities have the                 Liquidity and Currency Risk
same type of risks as foreign securities, but to a
higher degree.

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either           Interest Rate and               .          .           .
on a schedule or when an index or benchmark changes.               Credit Risk

Foreign Securities
Securities issued by a non-U.S. company or debt                    Information, Political,
securities of a foreign government in the form of                  Regulatory, Diplomatic,         .          .           .
an American Depositary Receipt or similar instrument.              Liquidity and Currency
Foreign securities may also be emerging market                     Risk
securities, which are subject to the same risks,
but to a higher degree.

Forward Commitment, When-Issued and Delayed
Delivery Transactions                                              Interest Rate,                  .          .           .
Securities bought or sold for delivery at a later date or          Leverage, Credit and
bought or sold for a fixed price at a fixed date.                  Experience Risk

High Yield Securities
Debt securities of lower quality that produce generally            Interest Rate and                          .
higher rates of return. These securities, also known as            Credit Risk
"junk bonds," tend to be more sensitive to economic
conditions and during sustained periods of rising interest
rates, may experience interest and/or principal defaults.

Illiquid Securities
A security that cannot be readily sold, or cannot be               Liquidity Risk                  .          .           .
readily sold without negatively affecting its fair price.
Limited to 15% of total assets.

                                                 Allocation Funds Prospectus  33

General Investment Risks

------------------------------------------------------------------------------------------------------------------------------------

                                                                                       ASSET       GROWTH       INDEX
                                                                                     ALLOCATION   BALANCED     ALLOCATION
INVESTMENT PRACTICE                                          RISK

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers       Credit, Counter-
and financial institutions to increase return on those       Party and Leverage        .             .            .
securities. Loans may be made up to Investment Company       Risk
Act of 1940 limits (currently one-third of total assets
including the value of the collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interest       Interest Rate, Credit,
in pools of consumer loans, such as mortgage loans, car      Prepayment and            .             .           .
loans, credit card debt or receivables held in trust.        Experience Risk

Options
The right or obligation to receive or deliver a              Credit, Information
security or cash payment depending on the security's price   and Liquidity Risk
or the performance of an index or benchmark. Types of                                  .             .           .
options used may include: options on securities,
options on a stock index, stock index futures and
options on stock index futures to protect liquidity
and portfolio value.

Other Mutual Funds
The temporary investment in shares of another mutual         Market Risk
fund. A pro rata portion of the other fund's expenses,                                  .             .           .
in addition to the expenses paid by the Funds, will be
borne by Fund shareholders.

Privately Issued Securities
Securities that are not publicly traded but which may        Liquidity Risk            .             .           .
or may not be resold in accordance with Rule 144A of the
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security              Credit and
agrees to buy back a security at an agreed upon time         Counter-Party Risk        .             .           .
and price, usually with interest.

34   Allocation Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Each Fund is one of over 60 Funds of Wells Fargo Funds Trust (the "Trust"), an open-end management investment company. The Trust was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 53 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

                                                         BOARD OF TRUSTEES
                                                 Supervises the Funds' activities
------------------------------------------------------------------------------------------------------------------------------------

               INVESTMENT ADVISOR                                            CUSTODIANS

Wells Fargo Bank, N.A.                                Norwest Bank Minnesota, N.A.
525 Market St., San Francisco, CA                     6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities              (Growth Balanced Fund)

                                                      Barclays Global Investors, N.A.
                                                      45 Fremont St., San Francisco, CA

                                                      (Asset Allocation and Index
                                                      Allocation Funds) Provides safekeeping for
                                                      the Funds'assets

------------------------------------------------------------------------------------------------------------------------------------

                                                      INVESTMENT SUB-ADVISOR
                                                          Varies by Fund
                                        See Individual Fund Summaries for Fund Descriptions
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        SHAREHOLDER
                                                                         TRANSFER                        SERVICING
DISTRIBUTOR                      ADMINISTRATOR                             AGENT                           AGENTS

Stephens Inc.                    Wells Fargo Bank, N.A.                   Boston Financial Data           Various Agents
111 Center St.                   525 Market St.                           Services, Inc.
Little Rock, AR                  San Francisco, CA                        Two Heritage Dr.
                                                                          Quincy, MA

Markets the Funds                Manages the                              Maintains records               Provide
and distributes                  Funds' business                          of shares and                   services to
Fund shares                      activities                               supervises the payment          customers
                                                                          of dividends
------------------------------------------------------------------------------------------------------------------------------------

                                            FINANCIAL SERVICES FIRMS AND SELLING AGENTS
                               Advise current and prospective shareholders on their Fund investments

------------------------------------------------------------------------------------------------------------------------------------
                                                           SHAREHOLDERS

                                           Allocation Funds Prospectus        35

Organization and Management of the Funds
--------------------------------------------------------------------------------

     In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

     The Investment Advisor

     Wells Fargo Bank provides portfolio management and fundamental security analysis services as the Advisor for the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of September 30, 1999, Wells Fargo Bank and its affiliates managed over $129 billion in assets. For providing investment advisory services to the Asset Allocation and Index Allocation Funds, Wells Fargo is entitled to receive a fee of 0.80% of each Fund's average annual net assets.

     The Growth Balanced Fund is a Gateway Fund that invests in various core portfolios. Wells Fargo Bank is entitled to receive an investment advisory fee of 0.25% of the Fund's average annual net assets for providing advisory services, including the determination of the asset allocations of the Fund's investments in various core portfolios. Wells Fargo Bank also acts as the Advisor to, and is entitled to receive a fee from, the core portfolios. The total amount of investment advisory fees paid to Wells Fargo Bank as a result of the Fund's investments varies depending on the Fund's allocation of assets among the various core portfolios.

     Dormant Investment Advisory Arrangements
     Under the existing investment advisory contract for the Funds, Wells Fargo Bank has been retained as an investment advisor for Gateway Fund assets redeemed from a core portfolio and invested directly in a portfolio of securities. Wells Fargo Bank does not receive any compensation under this arrangement as long as a Gateway Fund invests substantially all of its assets in one or more core portfolios. If a Gateway Fund redeems assets from a core portfolio and invests them directly, Wells Fargo Bank receives an investment advisory fee from the Gateway Fund for the management of those assets.

     The Sub-Advisors

     Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), is the sub-advisor for the Asset Allocation and Index Allocation Funds. In this capacity, it is responsible for the model that is used to manage the investment portfolio and the selection of securities for the portfolio. As of November 30, 1999, BGI managed or provided investment advice for assets aggregating in excess of $738 billion.

     Wells Capital Management Incorporated ("WCM"), Galliard Capital Management, Inc. ("Galliard"), Peregrine Capital Management, Inc. ("Peregrine"), wholly-owned subsidiaries of Norwest Bank Minnesota, N.A., Smith Asset Management Group, LP ("Smith Group") and Schroder Investment Management North America, Inc. ("Schroder") are each sub-advisors to certain core portfolios in which the Growth Balanced Fund invests.

     WCM, which is located at 525 Market Street, 10th Floor, San Francisco, California 94163, is a wholly owned investment advisor subsidiary of Wells Fargo Bank, N.A. WCM provides advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net worth individuals. As of December 31, 1999, WCM provided advisory services for over $71 billion in assets.

     Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment adviser subsidiary of Norwest Bank Minnesota, N.A. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans. As of December 31, 1999, Peregrine managed approximately $8.1 billion in assets.

36  Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Galliard, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is an investment adviser subsidiary of Norwest Bank Minnesota, N.A. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of December 31, 1999, Galliard managed approximately $6.1 billion in assets.

     Smith Group, whose principal business address is 300 Crescent Court, Suite 750, Dallas, Texas 75201 is a registered investment adviser. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. As of December 31, 1999, the Smith Group managed over $1 billion in assets.

     Schroder is the sub-advisor for the International Core Portfolio. Schroder, whose principal business address is 787 7th Avenue, New York, NY 10019, is a registered investment adviser. Schroder provides investment management services to company retirement plans, foundations, endowments, trust companies and high net worth individuals. As of September 30, 1999, Schroder managed $36.1 billion in assets.

     The Administrator
     Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

     Shareholder Servicing Plan
     We have a shareholder servicing plan for each Fund class.We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.25% of its average net assets, except the Asset Allocation Fund which pays 0.10%.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.


                                                 Allocation Funds Prospectus  37

A Choice of Share Classes
--------------------------------------------------------------------------------

     After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this
     Prospectus:

     . Class A Shares--with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.

     . Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher on-going expenses than Class A shares.

     . Class C Shares--with a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

     The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

     You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher on-going expenses assessed against Class B shares.

     Class C shares are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

     Orders for Class B shares of $250,000 or more are either treated as orders for Class A shares or they will be refused. For Class C shares, orders of $1,000,000 or more, including purchases made which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, are also either treated as orders for Class A shares or they will be refused.

     Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reduced Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

     Class A Share Sales Charge Schedule
     If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the Net Asset Value ("NAV") plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases.

38  Allocation Funds Prospectus

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     CLASS A SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING SALES CHARGE
     SCHEDULE:
     ---------------------------------------------------------------------------

                                 FRONT-END SALES                   FRONT-END SALES
     AMOUNT OF                   CHARGE AS % OF                    CHARGE AS % OF
     PURCHASE                 PUBLIC OFFERING PRICE             NET AMOUNT INVESTED
     Less than $50,000               5.75%                             6.10%

     $50,000 to $99,999              4.75%                             4.99%

     $100,000 to $249,999            3.75%                             3.90%

     $250,000 to $499,999            2.75%                             2.83%

     $500,000 to $999,999            2.00%                             2.04%

     $1,000,000 and over/1/          0.00%                             0.00%

     /1/ We will assess a 1.00% CDSC on Class A shares purchases of $1,000,000 or more or if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Funds' approval. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

     Class B Share CDSC Schedule
     If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

     ---------------------------------------------------------------------------------------------------------------
     CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
     ---------------------------------------------------------------------------------------------------------------
     REDEMPTION WITHIN        1 YEAR    2 YEARS    3 YEARS    4 YEARS   5 YEARS    6 YEARS   7 YEARS   8 YEARS

     CDSC                     5.00%     4.00%      3.00%      3.00%     2.00%      1.00%     0.00%     A shares

     The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

     We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future on-going expenses.

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

     Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

                                                 Allocation Funds Prospectus  39

A Choice of Share Classes
--------------------------------------------------------------------------------

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997, are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

     -------------------------------------------------------------------------------------------------------------------------
     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT
     BEFORE JULY 17, 1999 HAVE THE FOLLOWING SALES CHARGE SCHEDULE
     -------------------------------------------------------------------------------------------------------------------------
     REDEMPTION WITHIN          1 YEAR       2 YEARS       3 YEARS       4 YEARS       5 YEARS       6 YEARS       7 YEARS

     CDSC                       5.00%        4.00%         3.00%         3.00%         2.00%         1.00%         A shares

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares that were purchased prior to March
     3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC Schedule for these shares is below:

     -------------------------------------------------------------------------------------------------------------------------
     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED PRIOR TO
     MARCH 3, 1997 HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
     -------------------------------------------------------------------------------------------------------------------------
     REDEMPTION WITHIN          1 YEAR       2 YEARS       3 YEARS       4 YEARS       5 YEARS       6 YEARS      7 YEARS

     CDSC                       3.00%        2.00%         1.00%         1.00%         0.00%         0.00%        A shares

     Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following sales charge schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

     -------------------------------------------------------------------------------------------------------------------------
     CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO
     MAY 18, 1999 HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
     -------------------------------------------------------------------------------------------------------------------------
     REDEMPTION WITHIN          1 YEAR     2 YEARS     3 YEARS     4 YEARS    5 YEARS    6 YEARS    7 YEARS    8 YEARS

     CDSC                        4.00%     3.00%       3.00%       2.00%      2.00%      1.00%      0.00%      A shares

     If you exchange the Class B shares received in the reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

     Class C Share CDSC Schedule
     If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.

     The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale, and up to 1.00% annually thereafter.

     We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.

40  Allocation Funds Prospectus

Reduced Sales Charges
--------------------------------------------------------------------------------

     Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

     Class A Share Reductions
     . You pay no sales charges on Fund shares you buy with reinvested distributions.

     . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

     . By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

     . Rights of Accumulation ("ROA") allow you to combine the amount you invest with the total NAV of shares you own in other Wells Fargo front-end load Funds, in which you have already paid a front-end load, in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

     . You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A shares or Class B shares within 120 days of the date of the redemption.

     . You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefits or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

     If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

     You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

     . a family unit, including children under the age of twenty-one or single trust estate;

     . a trustee or fiduciary purchasing for a single fiduciary relationship; or

     . the members of a "qualified group" which consists of a "company" (as defined in the Investment Company Act of 1940, as amended, and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                  How a Letter of Intent Can Save You Money!

        If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!


                                                  Allocation Funds Prospectus 41

Reduced Sales Charges
--------------------------------------------------------------------------------

     Class B and Class C Share CDSC Reductions
     . You pay no CDSC on Funds shares you purchase with reinvested distributions.

     . We waive the CDSC for all redemptions made because of scheduled (Rule 72T withdrawal schedule) or mandatory (withdrawals made after age 701/2 according to IRS guidelines) distributions for certain retirement plans. (See your retirement plan disclosure for details.)

     . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

     . We waive the CDSC for redemptions made at the direction of Wells Fargo in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

     . We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Fund shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

     .  We waive the Class C share CDSC for certain types of accounts.

     For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders, after July 17, 1999 for former Stagecoach Funds shareholders, and for all other shareholders, no CDSC is imposed on withdrawals that meet of all the following circumstances:

     . withdrawals are made by participating in the Systematic Withdrawal Plan;

     . withdrawals may not exceed 10% of your fund assets (including "free shares") annually based on your anniversary date in the Systematic Withdrawal Plan; and

     . you participate in the dividend and capital gain reinvestment program.

     Waivers for Certain Parties
     If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

     .  Current and retired employees, directors/trustees and officers of:

        .  Wells Fargo Funds and its affiliates;

        .  Wells Fargo and Company and its affiliates;

        .  Stephens Inc. and its affiliates; and

        .  Broker-Dealers who act as selling agents.

     . and the families of any of the above. Contact your selling agent for further information.

     You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension, trust or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

     We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.

42  Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Distribution Plan
     We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses and distribution-related services, including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. For these services, the Class B and Class C shares of the Funds pay 0.75% of their average daily net assets on an annual basis.

     These fees are paid out of the Funds' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                  Allocation Funds Prospectus 43

Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

     . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

     . Exchanges between Class B shares and the Wells Fargo Money Market Fund Class B shares will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. Exchanges into Money Market Fund Class B shares are subject to certain restrictions in addition to those described above.

     . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

     . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

     . You may make exchanges between like share classes. You may also exchange from any Class C shares into the Money Market Fund Class A shares. Exchanged shares retain any applicable CDSC upon redemption.


44 Allocation Funds Prospectus

 Your Account                                                  How to Buy Shares
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the NAV of funds that invest directly or indirectly in international securities when we believe that closing market prices do not accurately reflect security values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the funds each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     You Can Buy Fund Shares
     . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

     .  Through a brokerage account with an approved selling agent; or

     . Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

     Minimum Investments
     .  $1,000 per Fund minimum initial investment; or

     .  $100 per Fund if you use the Systematic Purchase Program; and

     .  $100 per Fund for all investments after your initial investment.

     We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.


                                                  Allocation Funds Prospectus 45

Your Account
--------------------------------------------------------------------------------

     The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

       BY MAIL

       IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
      --------------------------------------------------------------------------
     . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (If no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application in proper order. Failure to complete an Application properly may result in a delay in processing your request.

     . Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Wells Fargo Growth Balanced Fund, Class B." Checks made payable to any other entity other than Wells Fargo Funds will be returned "not in good order/proper form."

     . You may start your account with $100 if you elect the Systematic Purchase Plan option on the Application.

      .  Mail to:   Wells Fargo Funds     Overnight Mail Only:  Wells Fargo Funds
                    Attn: CCSU-Boston                           Attn: CCSU-Boston Financial
                    Financial                                   66 Brooks Drive
                    Po Box 8266                                 Braintree, MA 02184
                    Boston, MA 02266-8266

--------------------------------------------------------------------------------
      IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------------

     . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

     .  Enclose the payment stub/card from your statement if available.

     .  Mail to:  Wells Fargo Funds
                  Attn: CCSU-Boston Financial
                  PO Box 8266
                  Boston, MA 02266-8266


46 Allocation Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------


      BY WIRE

      IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . You must first call Shareholder Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.

     . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

     . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application in proper order.

     .  Overnight Application to:  Wells Fargo Funds

                                   ATTN: CCSU-Boston
                                   Financial
                                   66 Brooks Drive
                                   Braintree, MA 02184

     .    Wire money to:           State Street Bank & Trust  Attention:
                                   Boston, MA                 Wells Fargo Funds
                                                              (Name of Fund and
                                                              Share  Class)

                                   Bank Routing Number:
                                   ABA 011-000028             Account Name:
                                                              (Registration Name
                                                              Indicated on
                                   Wire Purchase Account      Application
                                   Number:
                                   9905-437-1

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

     .  Wire money to:   State Street Bank & Trust      Attention:
                         Boston, MA                     Wells Fargo Funds (Name
                                                        of Fund and Share Class)
                         Bank Routing Number:
                         ABA 011 000028                 Account Name:
                                                        (Registration Name
                         Wire Purchase Account          Indicated on Account)
                         Number: 9905-437-1

                                                  Allocation Funds Prospectus 47

Your Account                                             How to Buy Shares
---------------------------------------------------------------------------


     BY PHONE

     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
---------------------------------------------------------------------------
     You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account.

     . Call Shareholder Services at 1-800-222-8222, option 0 for a Shareholder Service Representative or option 1 to use our Automated Voice Response service to either:

        .  transfer at least $1,000 from a linked settlement account, or.

        . exchange at least $1,000 worth of shares from an existing Wells Fargo Fund. Please see the "Exchanges" section for special rules.

     --------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     --------------------------------------------------------------------------

     . Call Shareholder Services at 1-800-222-8222, option 0 for a Shareholder Service Representative or option 1 to use our Automated Voice Response service to either:

        .  transfer at least $100 from a linked settlement account, or

        . exchange at least $100 worth of shares from another Wells Fargo Fund. Please see the "Exchanges" section for special rules.


48 Allocation Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

     The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

      BY MAIL

      . Write a "Letter of Instruction" stating your name,your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

      . Make sure all the account owners sign the request exactly as their names appear on the account application.

      . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Shareholder Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

      . Signature Guarantees are required for mailed redemption requests over $50,000, or if the address on your account was changed within the last 60 days. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

      .  Mail to:   Wells Fargo Funds
                    Attn:CCSU-Boston Financial
                    PO Box 8266
                    Boston, MA 02266-8266

      BY PHONE


      . Call Shareholder Services at 1-800-222-8222, option 0 for shareholder services representative or option 1 to use our Automated Voice Response service to request a redemption of at least $100.Be prepared to provide your account number and Taxpayer Identification Number.

      . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

      . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Shareholder Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

      . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

      . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

      . We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

                                                  Allocation Funds Prospectus 49

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------


       GENERAL NOTES FOR SELLING SHARES

       . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

       .  Your redemptions are net of any applicable CDSC.

       . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

       . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

       . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.



50 Allocation Funds Prospectus

Additional Services and Other Information
--------------------------------------------------------------------------------

     Automatic Programs

     These programs help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call investor Services at 1-800-222-8222 for more information.

     . Systematic withdrawals may only be processed on or about the 25th of the month. Call Investor Services at 1-800-222-8222 for more information. Systematic Purchase Plan--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund you would like to purchase and specify an amount of at least $100.

     . Systematic Exchange Plan--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

     . Systematic Withdrawal Plan--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

        .  must have a Fund account valued at $10,000 or more;

        .  must have your distributions reinvested; and

        .  may not simultaneously participate in the Systematic Purchase Plan.

     It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We automatically cancel your program if the linked bank account you specified is closed.

     Dividend and Capital Gain Distributions
     The Funds in this Prospectus pay any dividends periodically and make capital gains distributions annually.

     We offer the following distribution options:

     . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

     . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

     . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically re-invested.


                                                  Allocation Funds Prospectus 51

Additional Services and Other Information
-------------------------------------------------------------------------------

     . Directed Distribution Purchase Option--Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

     Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

     Taxes
     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Federal income tax considerations are discussed further in the Statement of Additional Information.

     We will pass on to you substantially all of a Fund's net investment income and capital gains. Distributions of a Fund's net investment income, net short-term capital gain and income from certain other sources will be taxable to you as ordinary income. Distributions of a Funds' net long-term capital gain will be taxable to you as net capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

     Distributions from a Fund normally will be taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. However, distributions declared in October, November and December of one year and distributed in January of the following year will be taxable as if they were paid on December 31 of the first year. At the end of each year, you will be notified as to the federal income tax status of your distributions for the year.

     If you buy shares of a Fund shortly before it makes a distribution, your distribution from the Fund will, in effect, be a taxable return of part of you investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the funds have built up, or have the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

     Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may be subject to backup withholding at a 31% rate on distributions and redemption proceeds paid by a Fund.

52 Allocation Funds Prospectus

Table of Predecessors
--------------------------------------------------------------------------------

     The Funds in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund is an accounting survivor of a former Stagecoach Funds, Inc. or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.


         Wells Fargo Funds Trust         Predecessor Fund

         Asset Allocation Fund           Stagecoach Asset Allocation Fund

         Growth Balanced Fund            Norwest Advantage Growth Balanced Fund

         Index Allocation Fund           Stagecoach Index Allocation Fund

                                                 Allocation Funds Prospectus  53

Description of Care Portfolios
--------------------------------------------------------------------------------


     FUND                                    OBJECTIVE
                                             The Portfolio seeks capital appreciation by investing in common stocks of larger
     Disciplined Growth Portfolio            companies.

                                             The Portfolio seeks to provide long-term capital appreciation consistent with
     Equity Income Portfolio                 above-average dividend income.

                                             The Portfolio seeks to replicate the return of the S&P 500 Index with minimum tracking
     Index Portfolio                         error and to minimize transaction costs.

                                             The Portfolio seeks to provide long-term capital appreciation by investing directly or
     International Portfolio                 indirectly in high-quality companies based outside the United States.

                                             The Portfolio seeks total return, with an emphasis on capital appreciation, over the
     International Equity                    long-term by investing in equity securities of companies located or operating in
     Portfolio                               developed non-U.S. countries and in emerging markets of the world.

                                             The Portfolio seeks to provide long-term capital appreciation by investing primarily in
     Large Company Growth                    large, high-quality domestic companies that the advisor believes have superior growth
     Portfolio                               potential.

     Managed Fixed-Income                    The Portfolio seeks consistent fixed-income returns by investing primarily in
     Portfolio                               investment grade intermediate-term securities.

                                             The Portfolio seeks positive total return each calendar year regardless of general bond
     Positive Return Bond                    market performance by investing in a portfolio of high quality U.S. Government
     Portfolio                               securities and corporate fixed-income securities.

                                             The Portfolio seeks capital appreciation by investing in common stocks of smaller
     Small Cap Value Portfolio               companies.


     Small Company Growth                    The Portfolio seeks to provide long-term capital appreciation by investing in smaller
     Portfolio                               domestic companies.


                                             The Portfolio seeks to provide long-term capital appreciation by investing primarily in
     Small Company Value                     common stocks of smaller companies whose market capitalization is less than the largest
     Portfolio                               stock in the Russell 2000 Index, which, as of December 1999 was $13 billion, but is expected to change frequently.

     Strategic Value Bond                    The Portfolio seeks total return by investing primarily in income-producing securities.
     Portfolio

54   Allocation Funds Prospectus

--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Portfolio seeks higher long-term returns by investing primarily in the common stocks of companies that, in the view of the advisor, possess above average potential for growth. The Portfolio invests in companies with average market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations.

Under normal circumstances, the Portfolio holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index.

In general, the Portfolio will invest only in securities of companies and governments in countries that the advisor, in its judgment, considers both politically and economically stable. The Portfolio may invest more than 25% of its total assets in investments in a particular country, region, or type of investment. The Portfolio also invests in securities of emerging market countries.

The advisor expects that securities held in the Portfolio will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. They apply a fundamentals-driven, value oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

The advisor considers large companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which was $4.0 billion as of December 1999, but is expected to change frequently.

The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government securities and the debt securities of financial institutions, corporations and others.

The Portfolio's assets are divided into two components, "short" bonds with maturities (or average life) of two years or less, and "long" bonds with maturities of 25 years or more.

The Portfolio will normally invest substantially all of its assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index, which, as of December 1999, ranged from $10 million to $13 billion, but is expected to change frequently.

The Portfolio invests primarily in the common stock of small domestic companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of December 1999, was $13 billion, but is expected to change frequently.

The advisor focuses on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, as determined by price/earnings ratios, cash flows, or other measures.

The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government securities, preferred stock, convertible bonds, and foreign bonds.

                                                  Allocation Funds Prospectus 55

Portfolio Managers
--------------------------------------------------------------------------------

     Patricia Burns
     Growth Balanced Fund and its predecessor since 1998
     Ms. Burns joined Peregrine over ten years ago and is a Senior Vice President and Portfolio Manager for taxable fixed-Income portfolios. She has been associated with Norwest Bank and its affiliates since 1983. Ms. Burns has a BA in Child Psychology/Sociology and a MBA from the University of Minnesota.

     Tasso H.Coin, Jr., CFA
     Growth Balanced Fund and its predecessor since 1995
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin received his BBA in Economics from Loyola University of Chicago.

     John S. Dale, CFA
     Growth Balanced Fund and its predecessor since 1989
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983, currently totaling assets in excess of $3 billion. Prior to joining Peregrine, Mr. Dale has been associated with Norwest Bank and its affiliates since 1968. Mr. Dale received his BA in Marketing from the University of Minnesota.

     Gary J.Dunn, CFA
     Growth Balanced Fund and its predecessor since 1989
     Mr. Dunn joined WCM in 1998 as Principal for its Equity Income Team. WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of NIM. He has been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn received a BA in Economics from Carroll College.

     William D.Giese,CFA
     Growth Balanced Fund and its predecessor since 1994
     Mr. Giese joined Peregrine more than 10 years ago as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Positive Return Bond Portfolio. Mr. Giese has more than 20 years of experience in fixed-Income securities management. Mr. Giese received his BS in Civil Engineering from the Illinois Institute of Technology and a MBA from the University of Michigan.

     Stacey Ho,CFA
     Growth Balanced Fund and its predecessor since 1999
     Ms. Ho joined WCM in 1997 as an International Equity Portfolio Manager. She manages international equity funds and portfolios for the Firm's institutional clients. In 1995 and 1996 she was an International Equity Portfolio Manager at Clemente Capital Management, and from 1990 to 1995 she managed Japanese and U.S. equity portfolios for Edison International. Ms. Ho has over 10 years of international equity investment management experience. Ms. Ho received a BS in Civil Engineering from San Diego State University, a MS in Environmental Engineering from Stanford University and a MBA from the University of California at Los Angeles.

     John Huber
     Growth Balanced Fund and its predecessor since 1998
     Mr. Huber joined Galliard at the firm's inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr.Huber oversees the Strategic Value Bond Portfolio and specializes in corporate and asset/mortgage-backed securities. Prior to joining Galliard, Mr.Huber was an Assistant Portfolio Manager with NIM. In addition, he previously served as a Senior Analyst in Norwest's Capital Market Credit Group. Mr. Huber received a BA in Communications from the University of Iowa and a MBA from the University of Minnesota.

56 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Richard Merriam,CFA
     Growth Balanced Fund and its predecessor since 1995
     Mr. Merriam joined Galliard at the firm's inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam received a BA in Economics and English from the University of Michigan and a MBA from the University of Minnesota.

     Robert B.Mersky,CFA
     Growth Balanced Fund and its predecessor since 1989
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky has been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky received his BS in Accounting from the University of Minnesota.

     Ajay Mirza
     Growth Balanced Fund and its predecessor since 1998
     Mr. Mirza joined Galliard at the firm's inception in 1995 as a Portfolio Manager and Mortgage Specialist. Prior to joining Peregrine, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza holds a BE in Instrumentation from the Birla Institute of Technology (India), a MA in Economics from Tulane University, and a MBA from the University of Minnesota.

     Gary E. Nussbaum,CFA
     Growth Balanced Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios, currently totaling assets in excess of $3 billion. Mr. Nussbaum received a BBA in Finance and a MBA from the University of Wisconsin.

     Michael Perelstein
     Growth Balanced Fund and its predecessor since 1997
     Mr. Perelstein joined Schroder in 1997 as a Senior Vice President. Mr. Perelstein currently manages international portfolios and has more than 22 years of investment experience that includes more than 15 years specializing in overseas investing. Mr. Perelstein, along with the Schroder EAFE (Europe, Asia, Far East) Team, manages more than $7 billion in assets. Prior to 1997, Mr.Perelstein was a Director and a Managing Director at MacKay-Shields. Mr. Perelstein has a BA in Economics from Brandies University and a MBA from the University of Chicago.

     Douglas G.Pugh,CFA
     Growth Balanced Fund and its predecessor since 1997
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh has a BS in Finance and Business Administration from Drake University and a MBA from the University of Minnesota.

     David L.Roberts,CFA
     Growth Balanced Fund and its predecessor since 1989
     Mr. Roberts joined WCM in 1998 as the Equity Income Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became

                                                  Allocation Funds Prospectus 57

Portfolio Managers
--------------------------------------------------------------------------------

     Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He holds a BA in Mathematics from Carroll College.

     Katherine Schapiro, CFA
     Growth Balanced Fund and its predecessor since 1999
     Ms. Schapiro joined WCM in 1997 as International Equity Managing Director. She manages international equity funds and portfolios for the Firm's institutional clients. She joined WCM in 1997 from Wells Fargo Bank where she was a Portfolio Manager from 1992 to 1997. Ms. Schapiro's 18 years of investment experience includes investment management from 1988 to 1992 at Newport Pacific Management, an international investment advisory firm. Ms. Schapiro received her BA in Spanish Literature from Stanford University. She was the past President of the Security Analysts of San Francisco.

     Stephen S.Smith, CFA
     Growth Balanced Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Asset Management Group, L.P. Mr. Smith manages the Disciplined Growth Portfolio and Small Cap Value Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith has a BS in Industrial Engineering and a MBA from the University of Alabama.

     David D.Sylvester
     Growth Balanced Fund and its predecessor since 1996
     Mr. Sylvester has been with Wells Fargo & Company and its predecessors in an investment management capacity for over 20 years. Mr. Sylvester joined WCM in 1998 as the Firm's Executive Vice President for Liquidity Investments. He simultaneously held the position of Managing Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Sylvester has nearly 25 years of investment experience. He specializes in portfolio and securities analysis, fixed-income trading and the ability to add stability and safety through maximizing fund diversification. He also manages structured and derivative securities, and institutional and personal trust assets. Mr. Sylvester attended the University of Detroit-Mercy.

     Paul E.von Kuster,CFA
     Growth Balanced Fund and its predecessor since 1989
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster has a BA in Philosophy from Princeton University.

     Laurie R.White
     Growth Balanced Fund and its predecessor since 1996
     Ms. White joined WCM in 1998 as a Principal for the Liquidity Investments Team and simultaneously was a Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Ms. White specializes in managing short-term securities, along with structured and derivative securities, and institutional and personal trust assets. Ms. White received a BA in Political Science from Carleton College and a MBA from the University of Minnesota.

     David Yim
     Growth Balanced Fund and its predecessor since 1998
     Mr. Yim joined Galliard in 1995 as a Portfolio Manager/Research Analyst. Mr. Yim co-manages the Strategic Value Bond Portfolio and is Head of Credit Research. Prior to 1995, Mr. Yim served as a Research Analyst with American Express Financial Advisors. Mr. Yim has a BA in International Relations from Middlebury College and a MBA from the University of Minnesota.

58 Allocation Funds Prospectus

Glossary
--------------------------------------------------------------------------------
We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Business Day

     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth
     The increase in the value of a security. See also "total return."

     Collateralized Mortgage Obligations ("CMOs")
     Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

     Current Income
     Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

     Debt Securities
     Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Diversified
     A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

                                                  Allocation Funds Prospectus 59

Glossary
--------------------------------------------------------------------------------

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     FHLMC
     FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

     FNMA
     FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

     Gateway Fund
     A Fund that invests its assets in one or more core portfolios, instead of directly in securities, to achieve its investment objective.

     GNMA
     GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

     Illiquid Security
     A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 of the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

     Public Offering Price ("POP")
     The NAV with the sales load added.

60  Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Selling Agent
     A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

     Share holder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Signature Guarantee
     A guarantee given by a financial institution that has verified the identity of the maker of the signature.

     S&P,S&P 500 Index
     Standard and Poor's, a nationally recognized ratings organization. S&P's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Taxpayer Identification Number
     Usually the social security number for an individual or the Employer Identification Number for a corporation.

     Total Return
     The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                                  Allocation Funds Prospectus 61

                                              This page intentionally left blank
--------------------------------------------------------------------------------

                      [Page Internationally Left Blank]

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION
     supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS
     provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

     Call: 1-800-222-8222, option 4;

     Write to:
     Wells Fargo Funds
     PO Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:
     SEC Public Reference Room
     Washington, DC 20549-6009
     Call: 1-800-SEC-0330 for details

     ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR SPECIFIC PRODUCT GROUP AT WELLS FARGO BANK:
     Wells Fargo Checking and Savings - 1-800-869-3557
     Next Stage IRA or Stagecoach IRA - 1-800-237-8472
     Portfolio Advisor - 1-877-689-7882



            ------------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
            ------------------------------------------------------

Institutional Class
WELLS FARGO ALLOCATION FUNDS

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

February 1 2000
PROSPECTUS

Aggressive Balanced-Equity Fund

Asset Allocation Fund

Growth Balanced Fund

Moderate Balanced Fund

Strategic Income Fund

                        [PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                               Allocation Funds
--------------------------------------------------------------------------------

Overview                                    Objectives and Principal Strategies                          4

This section contains important             Summary of Important Risks                                   6
summary information about the
Funds.                                      Performance History                                          8

                                            Summary of Expenses                                         14

                                            Key Information                                             16

----------------------------------------------------------------------------------------------------------
The Funds                                   Aggressive Balanced-Equity Fund                             18

This section contains important             Asset Allocation Fund                                       22
information about the individual
Funds.                                      Growth Balanced Fund                                        24

                                            Moderate Balanced Fund                                      28

                                            Strategic Income Fund                                       32

                                            General Investment Risks                                    36

                                            Organization and Management
                                             of the Funds                                               41

----------------------------------------------------------------------------------------------------------
Your Investment                             Your Account                                                44

Turn to this section for                     How to Buy Shares                                          45
information on how to open an
account and how to buy, sell and             How to Sell Shares                                         46
exchange Fund shares.
                                             Exchanges                                                  47

----------------------------------------------------------------------------------------------------------
Reference                                   Other Information                                           48

Look here for additional                    Table of Predecessors                                       49
information and term
definitions.                                Description of Core Portfolios                              50

                                            Portfolio Managers                                          52

                                            Glossary                                                    56

Allocation Funds Overview
-------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.

FUND                                 OBJECTIVE

Aggressive Balanced-Equity Fund      Seeks a combination of current income and
                                     capital appreciation by diversifying
                                     investments in stocks and bonds.

Asset Allocation Fund                Seeks long-term total return, consistent
                                     with reasonable risk.

Growth Balanced Fund                 Seeks a combination of current income and
                                     capital appreciation by diversifying
                                     investments in stocks and bonds.

Moderate Balanced Fund               Seeks a combination of current income and
                                     capital appreciation by diversifying
                                     investments in stocks, bonds and other
                                     fixed-income investments.


Strategic Income Fund                Seeks a combination of current income and
                                     capital appreciation by diversifying
                                     investments in bonds, other fixed-income investments and stocks.


4 Allocation Funds Prospectus

-------------------------------------------------------------------------------


     PRINCIPAL STRATEGY

     The Fund is a Gateway fund that normally invests 20% of total assets in fixed-income securities and 80% of total assets in equity securities. The equity portion of the Fund's portfolio uses 5 different equity investment styles. The fixed-income portion of the Fund's portfolio uses 3 different fixed-income investment styles.

     We do not select individual securities for investment, rather, we buy substantially all of the securities of various indexes to replicate the total return of the index. We use an asset allocation model to allocate and reallocate assets among common stocks (S&P 500 Index), U.S. Treasury bonds (Lehman Brothers 20+ Bond Index) and money market instruments, operating from a target allocation of 60% stocks and 40% bonds. We invest in asset classes that we believe are undervalued in order to achieve better long-term, risk-adjusted returns.

     The Fund is a Gateway fund that invests 65% in equity securities and 35% in fixed-income securities by investing in selected core portfolios representing various investment styles. We invest the equity portion of the Fund with an emphasis in large company, income equity and S&P 500 Index securities, and also invest in small cap and international portfolios. We invest the fixed-income portion of the Fund with an emphasis on investment grade securities with intermediate maturities.

     The Fund is a Gateway fund designed for investors seeking roughly equivalent exposure to fixed-income securities and equity securities. The Fund's portfolio is evenly balanced between fixed-income and equity securities and uses a "multi-style" approach designed to minimize the risk of investing in a single investment style.

     The Fund is a Gateway fund that normally invests 20% of total assets in equity securities and 80% of total assets in fixed-income securities. The equity portion of the Fund's portfolio uses 5 different equity investment styles. The fixed income portion of the Fund's portfolio uses 4 different fixed-income investment styles.

                                                   Allocation Funds Prospectus 5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 .    the individual Fund Descriptions later in this Prospectus;
 .    under the "General Investment Risks" section beginning on page 36; and
 .    in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in a Fund.

     COMMON RISKS FOR THE FUNDS

     Equity Securities
     Each Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. The Funds that invest in smaller companies, in foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory, information and diplomatic risks.

     Debt Securities
     The Funds may invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

6 Allocation Funds Prospectus

FUND                                 SPECIFIC RISKS
                                     The Asset Allocation Fund uses an investment model that seeks
Asset Allocation Fund                undervalued asset classes. There is no guarantee that the asset allocation model will make accurate determinations or that an asset class we believe is undervalued will perform as expected. We may incur higher than average portfolio turnover resulting from allocation shifts recommended by the model. Portfolio turnover increases transaction costs and may trigger capital gains.

                                     These Funds invest in smaller companies that may be more
                                     volatile than investments in larger companies. Smaller companies also may have higher failure rates than larger companies.
                                     Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity
Aggressive Balanced-Equity,          risks. The Funds also are subject to leverage risk, which is the risk
Growth Balanced and                  that some small transactions may multiply smaller market
Moderate Balanced Funds              movements into large changes in a Fund's net asset value. This risk may occur when a Fund borrows money or enters into
                                     transactions that have a similar effect, such as short sales and forward commitment transactions. This risk also may occur when a Fund makes investment in derivatives, such as options or futures contracts.

                                     We may invest in debt securities that are in low or below
                                     investment grade categories, or are unrated or in default at the time of purchase. Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the
Strategic Income Fund                creditworthiness of the individual issuers. Additionally, these lower rated debt securities may be less liquid and more difficult to value than higher rated securities.

                                     Stocks of the smaller and medium-sized companies in which the
                                     Fund may invest may be more volatile than larger company
                                     stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

                                                   Allocation Funds Prospectus 7

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns from inception, and for one-, five- and ten-year periods (as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     Aggressive Balanced-Equity Fund Institutional Class Calendar Year Returns
     (%)

                             [GRAPH APPEARS HERE]

                           1998                24.21
                           1999                15.59

     Best Qtr.: Q4 `98 . 20.01%  Worst Qtr.: Q3 `98 . -8.89%

        Average annual total return (%)
                                                                        Since
        for the period ended 12/31/99                     1 Year      Inception
        Institutional Class (Incept. 12/02/97)            15.59          19.08
        S&P 500 Index/1/                                  21.04          24.71
        LB Gov't./Corp. Bond Index/2/                     -2.15           3.88

     1. S&P 500 is a registered trademark of Standard & Poor's.
     2. Lehman Brothers Government/Corporate Bond Index.

8 Allocation Funds Prospectus

--------------------------------------------------------------------------------

Asset Allocation Fund Institutional Class Calendar Year Returns (%)/1/

                             [GRAPH APPEARS HERE]

1990            7.68
1991           22.15
1992            7.00
1993           14.94
1994           -2.82
1995           29.18
1996           11.65
1997           22.01
1998           25.58
1999            9.49

Best Qtr.: Q4 '98 - 16.09%       Worst Qtr.: Q3 '98 - 5.55%

Average annual total return (0%)
for the period ended 12/31/99               1 Year       5 Years     10 Years

Institutional Class (Incept. 11/8/99)/1/      9.49         19.33        14.29

S&P 500 Index/2/                             21.04         28.56        18.21

LB Gov't./Corp. Bond Index/3/                -2.15          7.61         7.65

1. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
2. S&P 500 is a registered trademark of Standard & Poor's.
3. Lehman Brothers Government/Corporate Bond index.

                                                   Allocation Funds Prospectus 9

Performance History
------------------------------------------------------------------------------

Growth Balanced Fund Institutional Class Calendar Year Returns (%)

                             [GRAPH APPEARS HERE]

1990         1.95
1991        27.91
1992         5.58
1993        10.26
1994        -0.14
1995        23.25
1996        14.25
1997        20.77
1998        22.45
1999        12.38

Best Qtr.: Q4 '98 . 16.86%      Worst Qtr.: Q3 '90 . -10.02%

   Average annual total return (%)

   for the period ended 12/31/99                1 Year  5 Years   10 Years

   Institutional Class (Incept. 11/11/94)/1/    12.38   18.54      13.50

   S&P 500 Index/2/                             21.04   28.56      18.21

   LB Gov't./Corp. Bond Index/3/                -2.15    7.61       7.65

1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
2. S&P 500 is a registered trademark of Standard & Poor's.
3. Lehman Brothers Government/Corporate Bond Index.

10 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Moderate Balanced Fund Institutional Class Calendar Year Returns (%)


                             [GRAPH APPEARS HERE]

     1990        4.30
     1991       20.81
     1992        6.03
     1993        8.86
     1994        0.42
     1995       18.36
     1996       10.11
     1997       16.00
     1998       16.74
     1999        8.03

Best Qtr.: Q4 '98 . 10.19%    Worst Qtr.: Q3 '90 . -5.70%

     Average annual total return (%)

     for the period ended 12/31/99                1 year   5 years   10 years

     Institutional Class (Incept. 11/11/94)/1/     8.03     13.78    10.78

     S&P 500 Index/2/                             21.04     28.56    18.21

     LB Gov't./Corp. Bond Index/3/                -2.15      7.61     7.65

     1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     2.   S&P 500 is a registered trademark of Standard & Poor's.
     3.   Lehman Brothers Government/Corporate Bond Index.

                                              Allocation Funds Prospectus     11

Performance History
--------------------------------------------------------------------------------

     Strategic Income Fund Institutional Class Calendar Year Returns (%)


                             [GRAPH APPEARS HERE]

     1990        5.70
     1991       16.90
     1992        6.05
     1993        7.77
     1994        0.49
     1995       15.11
     1996        7.99
     1997       13.23
     1998       12.44
     1999        4.44

Best Qtr.: Q2 '97 . 6.21%  Worst Qtr.: Q3 '90 . -3.01

     Average annual total return (%)

     for the period ended 12/31/99               1 year    5 years    10 years

     Institutional Class (Incept.11/11/94)/1/     4.44      10.57       8.90

     S&P 500 Index/2/                            21.04      28.56      18.21

     LB Gov't./Corp. Bond Index/3/               -2.15       7.61       7.65

     1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     2.   S&P 500 is a registered trademark of Standard & Poor's.
     3.   Lehman Brothers Government/Corporate Bond Index.

                                           This page intentionally left blank
--------------------------------------------------------------------------------

Allocation Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. A broker/dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Expenses include core and Gateway fees, where applicable.


SHAREHOLDER FEES

                                                                                                              All Funds
--------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)                             None
Maximum deferred sales charge (load) (as a percentage of the lower of the net asset value ("NAV")
at purchase or the NAV at redemption)                                                                            None
--------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------------------------------------------------
                                                                       Aggressive Balanced-        Asset Allocation
                                                                            Equity Fund                 Fund
--------------------------------------------------------------------------------------------------------------------------
Management Fees                                                            0.86%                       0.80%
Distribution (12b-1) Fees                                                  0.00%                       0.00%
Other Expenses/1/                                                          0.42%                       0.40%
--------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                       1.28%                       1.20%
-------------------------------------------------------------------------------------------------------------------------
Fee Waivers/2/                                                             0.28%                       0.21%
-------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                               1.00%                       0.99%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                               Growth Balanced         Moderate Balanced           Strategic Income
                                                     Fund                    Fund                       Fund
-------------------------------------------------------------------------------------------------------------------------
Management Fees                                     1.10%                  0.80%                        0.78%
Distribution (12b-1) Fees                           0.00%                  0.00%                        0.00%
Other Expenses/1/                                   0.30%                  0.26%                        0.26%
-------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                1.40%                  1.06%                        1.04%
-------------------------------------------------------------------------------------------------------------------------
Fee Waivers/2/                                      0.47%                  0.18%                        0.24%
-------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                        0.93%                  0.88%                        0.80%
-------------------------------------------------------------------------------------------------------------------------

/1/ Other expenses are based on estimated amounts for the current fiscal year and reflect the impact of fund mergers, if applicable, which occurred on November 6, 1999.
/2/ Fee waivers are contractual and apply for one year from closing date of the reorganization (two years for the Asset Allocation fund.) After this time, the Advisor, with Board approval, may reduce or eliminate such waivers.

14    Allocation Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

     EXAMPLE OF EXPENSES

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

     You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

     ---------------------------------------------------------------------------
                                         Aggressive Balanced-   Asset Allocation
                                             Equity Fund             Fund
     ---------------------------------------------------------------------------
     1   YEAR                                   $  102               $  101
     ---------------------------------------------------------------------------
     3   YEARS                                  $  378               $  338
     ---------------------------------------------------------------------------
     5   YEARS                                  $  675               $  618
     ---------------------------------------------------------------------------
     10  YEARS                                  $1,521               $1,416
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                       Growth Balanced    Moderate Balanced    Strategic Income
                           Fund                 Fund                 Fund
     ---------------------------------------------------------------------------
     1   YEAR              $   95               $   90               $  82
     ---------------------------------------------------------------------------
     3   YEARS             $  397               $  319               $  307
     ---------------------------------------------------------------------------
     5   YEARS             $  721               $  567               $  551
     ---------------------------------------------------------------------------
     10  YEARS             $1,639               $1,278               $1,249
     ---------------------------------------------------------------------------

                                              Allocation Funds Prospectus     15

Key Information
--------------------------------------------------------------------------------

     Core and Gateway Structure
     Some of the Funds in this Prospectus are "Gateway" funds in a "core and Gateway" structure. In this structure, a Gateway fund invests substantially all of its assets in one or more core portfolios whose objectives and investment strategies are consistent with a Fund's investment objective. Gateway funds can enhance their investment opportunities and reduce their expenses through sharing the costs and benefits of managing a large pool of assets. Core portfolios do not offer shares to the public. Certain administrative and other fees and expenses are charged to both the Gateway fund and the core portfolio(s). The services provided and fees charged to a Gateway fund are in addition to and not duplicative of the services provided and fees charged to the core portfolio(s). References to the activities of a Gateway fund are understood to refer to the investments of the core portfolio(s) in which it invests.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     . what the Fund is trying to achieve;

     . how we intend to invest your money; and

     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted are defined in the Glossary.

16     Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Aggressive Balanced-Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Aggressive Balanced-Equity Fund seeks to provide a combination of current income and capital appreciation by diversified investments in stocks and bonds.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in fixed-income and equity core portfolios in varying proportions, with an emphasis on equity portfolios to achieve a more "aggressive" capital appreciation stance. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The Fund may be considered to be a non-traditional balanced fund because it may at times invest less than 25% of its assets in debt securities. The Fund currently invests in 13 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     The equity portion of the Fund's portfolio uses 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed-income portion of the Fund's portfolio uses 3 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within,the fixed-income portion of the Fund.

     The percentage of the Fund's assets invested in different styles may temporarily deviate from the Fund's current allocation due to changes in market values. During such periods the Fund may not achieve its objective. The investment advisor will effect transactions periodically to reestablish the current allocation.

     As market or other conditions change, the investment advisor may attempt to enhance the returns of the Fund by changing the percentage of Fund assets invested in fixed-income and equity securities. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities. Absent unstable market conditions, the investment advisor does not anticipate making a substantial number of percentage changes. When the investment advisor believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When the investment advisor believes that a change will be short-term (generally, 3 years or less), it may effect the change by using futures contracts.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of current income and capital appreciation.

18     Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999,the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                                               Allocation
     Diversified Equity Style                                                  80%
               Index Portfolio                                                        20%
               Equity Income Portfolio                                                20%
               Large Company Style                                                    20%
                    Large Company Growth Portfolio                                           16%
                    Disciplined Growth Portfolio                                              4%
               Diversified Small Cap Style                                             8%
                    Small Cap Index Portfolio                                                 2%
                    Small Company Growth Portfolio                                            2%
                    Small Company Value Portfolio                                             2%
                    Small Cap Value Portfolio                                                 2%
               International Style                                                    12%
                    International Portfolio                                                   8%
                    International Equity Portfolio                                            4%
     Diversified Bond Style                                                    20%
               Managed Fixed-Income Portfolio                                       10.0%
               Strategic Value Bond Portfolio                                        3.3%
               Positive Return Bond Portfolio                                        6.7%

     TOTAL FUND ASSETS                                                        100%

                                              Allocation Funds Prospectus     19

Aggressive Balanced-Equity Fund
--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 50 for the objective and principal strategies for each portfolio, and the "Portfolio Managers" section on page 52 for the professional summaries for these managers.

     Core                         Sub-Advisor       Portfolio Manager(s)
     Index                        WCM               David D. Sylvester and
                                                    Laurie R. White
     Equity Income                WCM               David L. Roberts, CFA and
                                                    Gary J. Dunn
     Large Company Growth         Peregrine         John S. Dale, CFA and
                                                    Gary E. Nussbaum, CFA
     Disciplined Growth           Smith             Stephen S. Smith, CFA
     Small Cap Index              WCM               David D. Sylvester and
                                                    Laurie R. White
     Small Company Growth         Peregrine         Robert B. Mersky, CFA and
                                                    Paul E. von Kuster, CFA
     Small Company Value          Peregrine         Tasso H. Coin, Jr., CFA and
                                                    Douglas G. Pugh, CFA
     Small Cap Value              Smith             Stephen S. Smith, CFA
     International                Schroder          Michael Perelstein
     International Equity         WCM               Katherine Schapiro, CFA and
                                                    Stacey Ho, CFA
     Managed Fixed-Income         Galliard          Richard Merriam, CFA and
                                                    Ajay Mirza
     Strategic Value Bond         Galliard          Richard Merriam, CFA,
                                                    John Huber and
                                                    David Yim
     Positive Return Bond         Peregrine         William D. Giese, CFA and
                                                    Patricia Burns

--------------------------------------------------------------------------------

     Important Risk Factors
     Investments in the Fund will be subject both to the risks of debt securities and the risks of equity securities discussed in the Common Risks section.

     You should consider the "Summary of Important Risks" section on page 6;the "General Investment Risks" section beginning on page 36; and the specific risks listed here. They are all important to your investment choice.

20     Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                INSTITUTIONAL CLASS SHARES--
                                                                COMMENCED ON DECEMBER 2, 1997
                                                                -----------------------------------------------
                                                                        Sept. 30,      May 31,     May 31,
For the period ended:                                                    1999/1/        1999        1998
                                                                -----------------------------------------------
Net asset value, beginning of period                                       $ 12.93    $ 11.04        $ 10.00

Income from investment operations:
  Net investment income (loss)                                                0.02       0.15           0.06
  Net realized and unrealized gain (loss)
     on investments                                                          (0.06)      1.83           0.99

Total from investment operations                                             (0.04)      1.98           1.05

Less distributions:
  Dividends from net investment income                                        0.00      (0.09)        (0.01)
  Distributions from net realized gain                                        0.00       0.00          0.00

Total from distributions                                                      0.00      (0.09)        (0.01)

Net asset value, end of period                                             $ 12.89    $ 12.93       $ 11.04

Total return (not annualized)/5/                                             (0.31%)    17.98%        10.55%

Ratios/supplemental data:
  Net assets, end of period (000s)                                         $65,011    $31,975       $ 8,872

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                     1.00%/2/   1.00%/2/      1.00%/2/
  Ratio of net investment income (loss) to
     average net assets                                                       1.36%/2/   1.34%/2/      1.58%/2/

Portfolio turnover/3/                                                           12%        43%            36%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)/4/                         1.24%/2/   1.36%/2/       2.29%/2/

Ratio of net investment income (loss) to average
  net assetsprior to waived fees and reimbursed
  expenses (annualized)                                                       1.12%/2/   0.98%/2/       0.29%/2/
                                                                ------------------------------------------------

/1/ The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ During each period,various fees and expenses were waived and reimbursed.The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/5/ Total return calculations do not include any sales charges,and would have been lower had certain expenses not been waived or reimbursed during the period shown.

                                                  Allocation Funds Prospectus 21

Asset Allocation Fund
-------------------------------------------------------------------------------

     Investment Objective
     The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

     --------------------------------------------------------------------------

     Investment Strategies

     We allocate and reallocate assets among common stocks, U.S. Treasury Bonds and money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

     --------------------------------------------------------------------------

     Permitted Investments
     The asset classes we invest in are:

     . Stock Investments--We invest in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index to match the total return of the S&P 500 Index as closely as possible;

     . Bond Investments--We invest in U.S.Treasury Bonds to replicate the Lehman Brothers 20+ Bond Index. Bonds in this Index have remaining maturities of twenty years or more; and

     . Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

     In addition, under normal market conditions, we may invest:

     . In call and put options on stock indexes, stock index futures, options on stock index futures, and interest rate futures contracts as a substitute for a comparable market position in stocks or bonds;

     .    In interest rate and index swaps; and

     . Up to 25% of total assets in foreign obligations qualifying as money market investments.

     We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation but rather a measure of the level of risk tolerance for the Fund.

     We are not required to keep a minimum investment in any of the three asset classes described above, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of long-term total return. The Fund is a diversified portfolio.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term total return.

22 Allocation Funds Prospectus

-------------------------------------------------------------------------------
     Important Risk Factors
     Foreign obligations may entail additional risks, such as currency, political, regulatory and diplomatic risks, which are described in more detail in the General Investment Risks section below. The value of investments in options on stock indexes and stock index futures is affected by price movements for the stocks in a particular index, rather than price movements for an individual security.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 36; and the specific risks listed here. They are all important to your investment choice.

     ---------------------------------------------------------------------------

     Financial Highlights
     The Institutional Class for the Funds in this Prospectus are a new class of shares, so the financial highlight information is not available.

                                                  Allocation Funds Prospectus 23

Growth Balanced Fund
-------------------------------------------------------------------------------

     Investment Objective
     The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversified investments in stocks and bonds.

     --------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in fixed-income and equity core portfolios in varying proportions, with an emphasis on equity portfolios. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The Fund currently invests in 13 core portfolios
     ---------------------------------------------------------------------------

     Permitted Investments
     The Fund invests the equity portion of its portfolio in 5 different equity investment core portfolios. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within,the fixed-income portion of the Fund's investments. At least 25% of our total assets will be invested in fixed-income securities.

     The percentage of the Fund's assets invested in different core portfolios may temporarily deviate from the Fund's current allocation due to changes in market values. During such periods, the Fund may not achieve its objective. The investment advisor will effect transactions periodically to re-establish the current allocation.

     As market or other conditions change, the investment advisor may attempt to enhance the Fund's returns by changing the percentage of Fund assets invested in fixed-income and equity securities. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities. Absent unstable market conditions, the Advisor does not anticipate making a substantial number of percentage changes. When the Advisor believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When the Advisor believes that a change will be short-term (generally, three years or less), it may effect the change by using futures contracts.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of current income and capital appreciation.

24 Allocation Funds Prospectus

-------------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                                Allocation

     Diversified Equity Style                                 65%
          Index Portfolio                                          16.3%
          Equity Income Portfolio                                  16.3%
          Large Company Style                                      16.3%
               Large Company Growth Portfolio                             13.0%
               Disciplined Growth Portfolio                                3.3%
          Diversified Small Cap Style                               6.5%
               Small Cap Index Portfolio                                 1.625%
               Small Company Growth Portfolio                            1.625%
               Small Company Value Portfolio                             1.625%
               Small Cap Value Portfolio                                 1.625%
          International Style                                       9.8%
               International Portfolio                                    7.35%
               International Equity Portfolio                             2.45%
     Diversified Bond Style                                   35%
          Managed Fixed-Income Portfolio                           17.5%
          Strategic Value Bond Portfolio                            5.8%
          Positive Return Bond Portfolio                           11.7%

     TOTAL FUND ASSETS                                       100%

     ---------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 50 for the objective and principal strategy of each portfolio, and the "Portfolio Managers" section on page 52 for the professional summaries for these managers.

     Core Portfolio              Sub-Advisor       Portfolio Manager(s)

     Positive Return Bond        Peregrine         William D. Giese, CFA and
                                                   Patricia Burns
     Strategic Value Bond        Galliard          Richard Merriam, CFA,
                                                   John Huber and David Yim
     Managed Fixed-Income        Galliard          Richard Merriam, CFA and
                                                   Ajay Mirza
     Index                       WCM               David D. Sylvester and
                                                   Laurie R. White
     Equity Income               WCM               David L. Roberts, CFA and
                                                   Gary J. Dunn, CFA
     Large Company Growth        Peregrine         John S. Dale, CFA and
                                                   Gary E. Nussbaum, CFA
     Disciplined Growth          Smith             Stephen S. Smith, CFA
     Small Cap Index             WCM               David D. Sylvester and
                                                   Laurie R. White
     Small Company Growth        Peregrine         Robert B. Mersky, CFA and
                                                   Paul E. von Kuster, CFA
     Small Company Value         Peregrine         Tasso H. Coin, Jr., CFA and
                                                   Douglas G. Pugh, CFA
     Small Cap Value             Smith             Stephen S. Smith, CFA
     International               Schroder          Michael Perelstein
     International Equity        WCM               Katherine Schapiro, CFA and

                                                  Allocation Funds Prpspectus 25

Growth Balanced Fund
-------------------------------------------------------------------------------

     Important Risk Factors
     Investments in the Fund will be subject both to the risks of fixed-income securities and the risks of equity securities discussed in the Summary of Important Risks on page 6.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 36; and the specific risks listed here. They are all important to your investment choice.

26 Allocation Funds Prospectus

                                                            Financial Highlights
-------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                              INSTITUTIONAL CLASS SHARES--
                                              COMMENCED ON NOVEMBER 11, 1994

                                              -----------------------------------------------------------------------------------
                                              Sept. 30,      May 31,       May 31,       May 31,         May 31,        Oct. 31,
For the period ended:                          1999/1/        1999          1998          1997            1996            1995
                                              -----------------------------------------------------------------------------------
Net asset value, beginning of period          $  30.93      $  28.06      $  24.77      $  22.83        $  21.25       $  17.95

Income from investment operations:
  Net investment income (loss)                    0.19          0.60          0.58          0.62            0.31           0.47
  Net realized and unrealized gain (loss)
     on investments                              (0.26)         3.88          4.52          2.86            1.95           2.83

Total from investment operations                 (0.07)         4.48          5.10          3.48            2.26           3.30

Less distributions:
  Dividends from net investment income            0.00         (0.58)        (0.60)        (0.63)          (0.51)          0.00
  Distributions from net realized gain            0.00         (1.03)        (1.21)        (0.91)          (0.17)          0.00

Total from distributions                          0.00         (1.61)        (1.81)        (1.54)          (0.68)          0.00

Net asset value, end of period                $  30.86      $  30.93      $  28.06      $  24.77        $  22.83       $  21.25

Total return (not annualized)/4/                 (0.23%)       16.38%        21.40%        15.81%          10.87%         18.38%

Ratios/supplemental data:
  Net assets, end of period (000s)            $905,789      $850,503      $665,758      $503,382        $484,641       $374,892

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets         0.93%/2/      0.93%/2/        93%/2/      0.94%/2/        0.98%/2/       0.99%/2/
  Ratio of net investment income (loss) to
     average net assets                           2.05%/2/      2.16%/2/      2.38%/2/      2.47%/2/        2.66%/2/       2.63%/2/

Portfolio turnover                                  11%/3/        49%/3/        46%/3/        24%/3/          39%            41%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses (annualized)                          1.14%/2/      1.13%/2/      1.09%/2/      1.16%/2/        1.16%/2/       1.23%/2/

Ratio of net investment income (loss) to
   average net assets prior to waived fees
   and reimbursed expenses (annualized)           1.84%/2/      1.96%/2/      2.22%/2/      2.25%/2/        2.48%/2/       2.39%/2/
------------------------------------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

                                                  Allocation Funds Prospectus 27

Moderate Balanced Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Moderate Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed-income securities.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund designed for investors seeking roughly equivalent exposure to fixed-income securities and equity securities. The Fund's portfolio is evenly balanced between fixed-income and equity securities and uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. The Fund currently invests in 14 core portfolios.
     ---------------------------------------------------------------------------

     Permitted Investments
     The equity portion of the Fund's portfolio uses 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed-income portion of each Balanced Fund's portfolio uses 4 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund.

     The percentage of the Fund's assets invested in different styles may temporarily deviate from the Fund's current allocation due to changes in market values. During such periods, the Fund may not achieve its objective. The investment advisor will effect transactions periodically to reestablish the current allocation. We invest at least 25% of our total assets in fixed-income securities.

     As market or other conditions change, the investment advisor may attempt to enhance the returns of the Fund by changing the percentage of Fund assets invested in fixed-income and equity securities. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities. Absent unstable market conditions, the investment advisor does not anticipate making a substantial number of percentage changes. When the investment advisor believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When the investment advisor believes that a change will be temporary
     (generally, three years or less), it may effect the change by using futures contracts.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of current income and capital appreciation.

28   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                        Allocation

     Diversified Bond Style                             45%
          Positive Return Bond Portfolio                    15.0%
          Strategic Value Bond Portfolio                     7.5%
          Managed Fixed-Income Portfolio                    22.5%
     Stable Income Portfolio                            15%
     Diversified Equity Style                           40%
          Index Portfolio                                     10%
          Equity Income Portfolio                             10%
          Large Company Style                                 10%
               Large Company Growth Portfolio                        8%
               Disciplined Growth Portfolio                          2%
          Diversified Small Cap Style                          4%
               Small Cap Index Portfolio                             1%
               Small Company Growth Portfolio                        1%
               Small Company Value Portfolio                         1%
               Small Cap Value Portfolio                             1%
          International Style                                  6%
               International Portfolio                             4.5%
               International Equity Portfolio                      1.5%
     TOTAL FUND ASSETS                                 100%

                                                Allocation Funds Prospectus   29

Moderate Balanced Fund
-------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 50 for the objective and principal strategies of these portfolios, and the "Portfolio Managers" section on page 52 for the professional summaries for these managers.



     Core                         Sub-Advisor         Portfolio Manager(s)

     Positive Return Bond         Peregrine           William D.Giese, CFA and
                                                      Patricia Burns
     Strategic Value Bond         Galliard            Richard Merriam, CFA,
                                                      John Huber and David Yim
     Managed Fixed-Income         Galliard            Richard Merriam, CFA and
                                                      Ajay Mirza
     Stable Income                Galliard            Karl P.Tourville and
                                                      John Huber
     Index                        WCM                 David D.Sylvester and
                                                      Laurie R.White
     Equity Income                WCM                 David L.Roberts, CFA and
                                                      Gary J.Dunn, CFA
     Large Company Growth         Peregrine           John S.Dale, CFA and
                                                      Gary E.Nussbaum, CFA
     Disciplined Growth           Smith               Stephen S.Smith, CFA
     Small Cap Index              WCM                 David D.Sylvester and
                                                      Laurie R.White
     Small Company Growth         Peregrine           Robert B.Mersky, CFA and
                                                      Paul E.von Kuster,CFA
     Small Company Value          Peregrine           Tasso H.Coin,Jr., CFA and
                                                      Douglas G.Pugh, CFA
     Small Cap Value              Smith               Stephen S.Smith, CFA
     International                Schroder            Michael Perelstein
     International Equity         WCM                 Katherine Schapiro, CFA
                                                      and Stacey Ho, CFA

-------------------------------------------------------------------------------

     Important Risk Factors
     Investments in the Fund will be subject both to the risks of debt securities and the risks of equity securities discussed in the Common Risks section.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 36; and the specific risks listed here. They are all important to your investment choice.

30   Allocation Funds Prospectus

                                                           Financial Highlights
-------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING


                                                     INSTITUTIONAL CLASS SHARES--
                                                     COMMENCED ON NOVEMBER 11, 1994
                                                     ----------------------------------------------------------------------
                                                         Sept.30       May 31,    May 31,    May 31,    May 31,    Oct.31,
                                                         1999/1/        1999       1998       1997       1996       1995
                                                     ----------------------------------------------------------------------
For the period ended:

Net asset value,beginning of period                     $  24.14   $  22.98   $  21.59   $  20.27   $  19.84   $  17.25

Income from investment operations:
  Net investment income (loss)                              0.26       0.75       0.80       0.77       0.46       0.65
  Net realized and unrealized gain (loss)
  on investments                                           (0.22)      1.94       2.72       1.60       0.89       1.94

Total from investment operations                            0.04       2.69       3.52       2.37       1.35       2.59

Less distributions:
  Dividends from net investment income                      0.00      (0.75)     (0.86)     (0.76)     (0.66)      0.00
  Distributions from net realized gain                      0.00      (0.78)     (1.27)     (0.29)     (0.26)      0.00

Total from distributions                                    0.00      (1.53)     (2.13)     (1.05)     (0.92)      0.00

Net asset value,end of period                           $  24.18   $  24.14   $  22.98   $  21.59   $  20.27   $  19.84

Total return (not annualized)/4/                            0.17%     12.02%     17.04%     12.04%      7.03%     15.01%

Ratios/supplemental data:
  Net assets,end of period (000s)                       $546,570   $527,693   $464,384   $418,680   $398,005   $373,998

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                   0.88%/2/   0.88%/2/   0.88%/2/   0.88%/2/   0.90%/2/   0.92%/2/
  Ratio of net investment income (loss) to
   average net assets                                       3.37%/2/   3.26%/2/   3.57%/2/   3.70%/2/   3.95%/2/   3.76%/2/

Portfolio turnover                                            11%/3/     53%/3/     54%/3/     45%        53%        62%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)                                     1.09%/2/   1.09%/2/   1.05%/2/   1.04%/2/   1.04%/2/   1.11%/2/

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)                      3.16%/2/   3.05%/2/   3.40%/2/   3.54%/2/   3.81%/2/   3.57%/2/
---------------------------------------------------------------------------------------------------------------------------


/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

                                                Allocation Funds Prospectus   31

Strategic Income Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Fund's investment objective is to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed-income investments, and stocks.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that is designed for investors seeking to invest in fixed-income securities with limited exposure to equity securities. The Fund currently invests in 14 core portfolios.

     The Fund invests the fixed-income portion of its portfolio in: the same 3 Portfolios as the Diversified Bond Fund; in the Stable Income Portfolio; and in the Money Market Portfolio. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund's investments. The equity portion of the Fund's portfolio uses the 5 different equity investment styles of the Diversified Equity Fund. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest in:

     .  corporate bonds;

     .  a wide range of income producing securities;

     . debt securities that are below investment grade including high risk securities; and

     .  foreign issues.

     We may temporarily hold assets in cash or in money market instruments, including U.S.Government obligations,shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. We may also, for defensive purposes, invest without limit in cash, short-term debt and equity securities of U.S. companies when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of current income and capital appreciation.


32   Allocation Funds Prospectus

--------------------------------------------------------------------------------

      Portfolio Allocation
      As of September 30, 1999, the core portfolio allocations for the Fund were as follows:

      Investment Style/Portfolios                        Allocation

      Diversified Bond Style                             55%
          Positive Return Bond Portfolio                       18.3%
          Strategic Value Bond Portfolio                        9.2%
          Managed Fixed-Income Portfolio                       27.5%
      Stable Income Portfolio                            25%
      Diversified Equity Style                           20%
          Index Portfolio                                         5%
          Equity Income Portfolio                                 5%
          Large Company Style                                     5%
               Large Company Growth Portfolio                           4%
               Disciplined Growth Portfolio                             1%
          Diversified Small Cap Style                             2%
               Small Cap Index Portfolio                              0.5%
               Small Company Growth Portfolio                         0.5%
               Small Company Value Portfolio                          0.5%
               Small Cap Value Portfolio                              0.5%
          International Style                                     3%
               International Portfolio                               2.25%
               International Equity Portfolio                        0.75%
      TOTAL FUND ASSETS                                 100%


                                                Allocation Funds Prospectus   33

Strategic Income Fund
-------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 50 for the objective and principal strategies for each Fund, and the "Portfolio Managers" section on page 52 for the professional summaries for these managers.

     Core Portfolio                Sub-Advisor       Portfolio Manager(s)

     Positive Return Bond          Peregrine         William D.Giese, CFA and
                                                     Patricia Burns
     Strategic Value Bond          Galliard          Richard Merriam, CFA,
                                                     John Huber and David Yim
     Managed Fixed-Income          Galliard          Richard Merriam, CFA and
                                                     Ajay Mirza
     Stable Income                 Galliard          Karl P.Tourville and
                                                     John Huber
     Index                         WCM               David D.Sylvester and
                                                     Laurie R.White
     Equity Income                 WCM               David L.Roberts, CFA and
                                                     Gary J.Dunn, CFA
     Large Company Growth          Peregrine         John S.Dale, CFA and
                                                     Gary E.Nussbaum, CFA
     Disciplined Growth            Smith             Stephen S.Smith, CFA
     Small Cap Index               WCM               David D.Sylvester and
                                                     Laurie R.White
     Small Company Growth          Peregrine         Robert B.Mersky, CFA and
                                                     Paul E.von Kuster, CFA
     Small Company Value           Peregrine         Tasso H.Coin,Jr., CFA and
                                                     Douglas G.Pugh, CFA
     Small Cap Value               Smith             Stephen S.Smith, CFA
     International                 Schroder          Michael Perelstein
     International Equity          WCM               Katherine Schapiro, CFA and
                                                     Stacey Ho, CFA
     ---------------------------------------------------------------------------

     Important Risk Factors
     The percentage of the Fund's assets invested in different styles of Portfolios may temporarily deviate from the Fund's current allocation due to changes in market values. The Advisor will effect transactions periodically to reestablish the current allocation.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" beginning on page 36; and the specific risks listed here. They are all important to your investment choice.


34   Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                               INSTITUTIONAL CLASS SHARES --
                                               COMMENCED ON NOVEMBER 11, 1994
                                               ------------------------------------------------------------------------------
                                                 Sept. 30,       May 31,      May 31,      May 31,      May 31,      Oct. 31,
For the period ended:                             1999 /1/        1999         1997         1996         1995

                                               ------------------------------------------------------------------------------
Net asset value, beginning of period              $  19.98      $  19.56     $  18.47     $  18.12     $  18.21     $  16.19

Income from investment operations:
  Net investment income (loss)                        0.29         0.82         0.79         0.97         0.48         0.75
  Net realized and unrealized gain (loss)
     on investments                                  (0.21)        0.81         1.75         0.71         0.42         1.27

Total from investment operations                      0.08         1.63         2.54         1.68         0.90         2.02

Less distributions:
  Dividends from net investment income                0.00        (0.84)       (0.86)       (0.95)       (0.76)        0.00
  Distributions from net realized gain                0.00        (0.37)       (0.59)       (0.38)       (0.23)        0.00

Total from distributions                              0.00        (1.21)       (1.45)       (1.33)       (0.99)        0.00

Net asset value, end of period                    $  20.06     $  19.98     $  19.56     $  18.47     $  18.12     $  18.21

Total return (not annualized)/4/                      0.40%        8.45%       14.13%        9.58%        5.14%       12.48%

Ratios/supplemental data:
  Net assets, end of period (000s)                $267,158     $263,328     $235,254     $128,777     $146,950     $136,710

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets             0.80%/2/     0.80%/2/     0.80%/2/     0.81%/2/     0.82%/2/     0.82%/2/
  Ratio of net investment income (loss) to
     average net assets                               4.32%/2/     4.22%/2/     4.47%/2/     4.38%/2/     4.65%/2/     4.67%/2/

Portfolio turnover                                      11%/3/       54%/3/       58%/3/       72%          56%          66%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)                               1.05%/2/     1.04%/2/     1.03%/2/     0.98%/2/     0.97%/2/     1.03%/2/

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)                4.07%/2/     3.98%/2/     4.24%/2/     4.21%/2/     4.50%/2/     4.46%/2/
--------------------------------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

                                                 Allocation Funds Prospectus  35

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks"section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .  We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good"any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds that invest in smaller companies, foreign companies (including investments made through American Depositary Receipts ("ADRs") and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives"covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool"or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

36 Allocation Funds Prospectus

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

     Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

                                                  Allocation Funds Prospectus 37

General Investment Risks
--------------------------------------------------------------------------------


     Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-based or other asset-backed security and reduce a portfolio's rate of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     Year 2000 Risk--The Funds' principal service providers have advised the Funds that they have made the necessary changes to their computer systems to avoid any systems failure based on an inability to distinguish the year 2000 from the year 1900. Year 2000 risks remain throughout the year, and may also adversely affect the companies or entities in which the Funds invest, especially foreign entities, which may be less technologically prepared. The extent of such impact cannot be predicted.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

38 Allocation Funds Prospectus

--------------------------------------------------------------------------------


Investment Practice/Risk
The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.


                                                                         ----------------------------------------------------------
                                                                         AGGRESSIVE
                                                                          BALANCED-     ASSET      GROWTH     MODERATE   STRATEGIC
                                                                           EQUITY     ALLOCATION  BALANCED    BALANCED    INCOME

INVESTMENT PRACTICE                            RISK

Borrowing Policies
The ability to borrow from banks               Leverage Risk                  .            .          .           .          .
for temporary purposes to meet
shareholder redemptions.

Emerging Markets
Securities of companies located or             Information, Political,
operating in countries considered              Regulatory, Diplomatic,        .                       .           .          .
developing or to have "emerging" stock         Liquidity and Currency
markets. Generally, these securities           Risk
have the same type of risks as foreign
securities, but to a higher degree.

Floating and Variable Rate Debt
Instruments with interest rates that are       Interest Rate and              .            .          .           .          .
adjusted either on a schedule or               Credit Risk
when an index or benchmark changes.

Foreign Securities
Securities issued by a non-U.S. company        Information, Political,
or debt securities of a foreign                Regulatory, Diplomatic,        .            .          .           .          .
government in the form of an American          Liquidity and Currency
Depositary Receipt or similar instrument.      Risk
Foreign securities may also be emerging
market securities, which are subject
to the same risks, but to a higher degree.

Forward Commitment, When-Issued and
Delayed Delivery Transactions                  Interest Rate
Securities bought or sold for delivery         Leverage, Credit and           .            .          .           .          .
at a later date or bought or sold for          Experience Risk
a fixed price at a fixed date.

High Yield Securities
Debt securities of lower quality that          Interest Rate and              .                       .           .          .
produce generally higher rates of return.      Credit Risk
These securities, also known as "junk bonds,"
tend to be more sensitive to economic
conditions and during sustained periods of
rising interest rates, may experience
interest and/or principal defaults.

Illiquid Securities
A security that cannot be readily sold, or     Liquidity Risk                 .            .          .           .          .
cannot be readily sold without negatively
affecting its fair price. Limited to
15% of total assets.
                                                                         -----------------------------------------------------------

                                                  Allocation Funds Prospectus 39

General Investment Risks
--------------------------------------------------------------------------------

                                                                                ---------------------------------------------------
                                                                                 AGGRESSIVE
                                                                                  BALANCED    ASSET      GROWTH   MODERATE STRATEGIC
                                                                                   EQUITY   ALLOCATION  BALANCED- BALANCED  INCOME
INVESTMENT PRACTICE                                        RISK
Loan Participations
Debt obligations that represent a portion of a larger      Credit Risk                                                         .
loan made by a bank. Generally sold without
guarantee or recourse, some participations
sell at a discount because of the borrower's credit
problems.

Loans of Portfolio Securities
The practice of loaning securities to brokers,             Credit, Counter-Party     .          .          .          .        .
dealers and financial institutions to increase             and Leverage Risk
return on those securities. Loans may be made up to
Investment Company Act of 1940 limits
(currently one-third of total assets including
the value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional              Interest Rate, Credit,
interests in pools of consumer loans, such as              Prepayment and            .          .          .          .        .
mortgage loans, car loans, credit card debt or             Experience Risk
receivables held in trust.

Options
The right or obligation to receive or deliver              Credit, Information
a security or cash payment depending on the                and Liquidity Risk
security's price or the performance of an index
or benchmark. Types of options used may include:                                     .          .          .          .        .
options on securities, options on a stock index,
stock index futures and options on stock index
futures to protect liquidity and portfolio value.

Other Mutual Funds
The temporary investment in shares of another              Market Risk
mutual fund. A pro rata portion of the other                                         .          .          .          .        .
fund's expenses, in addition to the expenses
paid by the Funds, will be borne by Fund
shareholders.

Privately Issued Securities
Securities that are not publicly traded but which          Liquidity Risk            .          .          .          .        .
may or may not be resold in accordance with
Rule 144A of the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security            Credit and
agrees to buy back a security at an agreed                 Counter-Party Risk        .          .          .          .        .
upon time and price, usually with interest.

Stripped Obligations
Securities that give ownership to either future            Interest Rate Risk
payments of interest or a future payment of
principal, but not both. These securities tend                                                             .                   .
to have greater interest rate sensitivity than
conventional debt.
                                                                                ----------------------------------------------------

40 Allocation Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how their service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Each Fund is one of over 60 Funds of Wells Fargo Funds Trust (the "Trust"), an open-end management investment company. The Trust was organized on March 10, 1999, as a Delaware business trust. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 49 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

                                                         BOARD OF TRUSTEES
                                                  Supervises the Funds' activities
-------------------------------------------------------------------------------------------------------------------------
             INVESTMENT ADVISOR                                                       CUSTODIAN
Wells Fargo Bank, N.A.                                           Norwest Bank Minnesota, N.A.
525 Market St., San Francisco,CA                                 6th & Marquette, Minneapolis, MN

Manages the Funds' investment activities                         (Aggressive Balanced-Equity, Growth Balanced,
                                                                 Moderate Balanced and Strategic Income Funds)

                                                                 Barclays Global Investors, N.A.
                                                                 45 Fremont St., San Francisco, CA

                                                                 (Asset Allocation Fund)
                                                                 Provides safekeeping for the Funds' assets
-------------------------------------------------------------------------------------------------------------------------

                                                     INVESTMENT SUB-ADVISOR(S)
                                                          Varies by Fund
                                       See Individual Fund Description for Fund descriptions
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      SHAREHOLDER
                                                                  TRANSFER                             SERVICING
DISTRIBUTOR                  ADMINISTRATOR                         AGENT                                AGENTS
Stephens Inc.                Wells Fargo Bank, N.A.               Boston Financial Data               Various Agents
111 Center St.               525 Market St.                       Services, Inc.
Little Rock, AR              San Francisco, CA                    Two Heritage Dr.
                                                                  Quincy, MA

Markets the Funds            Manages the                          Maintains records                   Provide
and distributes              Funds' business                       of shares and                       services to
Fund shares                  activities                           supervises the payment              customers
                                                                  of dividends
-------------------------------------------------------------------------------------------------------------------------
                                 FINANCIAL SERVICES FIRMS AND SELLING AGENTS
                       Advise current and prospective shareholders on their Fund investments
-------------------------------------------------------------------------------------------------------------------------
                                                 SHAREHOLDERS

                                                  Allocation Funds Prospectus 41

Organization and Management of the Funds
--------------------------------------------------------------------------------

     In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

     The Investment Advisor
     Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for the Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and Strategic Income Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of September 30, 1999, Wells Fargo Bank and its affiliates managed over $129 billion in assets. For providing investment advisory services to the Asset Allocation Fund, Wells Fargo is entitled to receive a fee of 0.80% of the Fund's average annual net assets.

     The Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and Strategic Income Funds are Gateway funds that invest in various core portfolios. Wells Fargo Bank is entitled to receive an investment advisory fee of 0.25% of each Fund's average annual net assets for providing advisory services to each Fund including each Fund's investments in the various core portfolios. Wells Fargo Bank also acts as the Advisor to, and is entitled to receive a fee from, the core portfolio. The total amount of investment advisory fees paid to Wells Fargo Bank as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various core portfolios.

     Dormant Investment Advisory Arrangements
     Under the existing investment advisory contract for the Funds, Wells Fargo Bank has been retained as an investment advisor for Gateway fund assets redeemed from a core portfolio and invested directly in a portfolio of securities. Wells Fargo Bank does not receive any compensation under this arrangement as long as a Gateway fund invests substantially all of its assets in one or more core portfolios. If a Gateway fund redeems assets from a core portfolio and invests them directly, Wells Fargo Bank receives an investment advisory fee from the Gateway fund for the management of those assets.

     The Sub-Advisors

     Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors ("BGI") and an indirect subsidiary of Barclays Bank PLC, is the sub-advisor for the Asset Allocation Fund. BGFA was created from the reorganization of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, and is one of the largest providers of index portfolio management services. As of November 30, 1999, BGI managed or provided investment advice for assets aggregating in excess of $738 billion.


     Wells Capital Management Incorporated ("WCM"), Galliard Capital Management, Inc. ("Galliard"), Peregrine Capital Management, Inc. ("Peregrine"), wholly owned subsidiaries of Norwest Bank Minnesota, N.A., Smith Asset Management Group, LP ("Smith Group") and Schroder Investment Management North America, Inc. ("Schroder") are each sub-advisors to certain core portfolios in which the Aggressive Growth-Balanced, Growth Balanced, Moderate Balanced and Strategic Income Funds invest.


     WCM is a wholly owned investment advisor subsidiary of Wells Fargo Bank, N.A. WCM provides advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net worth individuals. As of December 31, 1999, WCM provided advisory services for over $71 billion in assets.


     Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment advisor subsidiary of Norwest Bank Minnesota, N.A. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans. As of December 31, 1999, Peregrine managed approximately $8.1 billion in assets.

42   Allocation Funds Prospectus

-------------------------------------------------------------------------------

     Galliard, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is an investment advisor subsidiary of Norwest Bank Minnesota, N.A. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of December 31, 1999, Galliard managed approximately $6.1 billion in assets.


     Smith Group, whose principal business address is 300 Crescent Court, Suite 750, Dallas, Texas 75201 is a registered investment advisor. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. As of December 31, 1999, the Smith Group managed over $1 billion in assets.


     Schroder is the sub-advisor for the International Core Portfolio. Schroder,whose principal business address is 787 7/th/ Avenue, New York, NY 10019, is a registered investment adviser. Schroder provides investment management services to company retirement plans, foundations, endowments, trust companies and high net worth individuals. As of September 30, 1999, Schroder managed $36.1 billion in assets.

     The Administrator
     Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Trust's Trustees. For providing administration services Wells Fargo Bank is entitled to receive a fee of 0.15% of each Fund's average annual net assets.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                Allocation Funds Prospectus   43

Your Account
--------------------------------------------------------------------------------


     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.


     . We determine the NAV of each Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the NAV of funds that invest directly or indirectly in international securities when we believe that closing market prices do not accurately reflect security values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests we receive after the cutoff are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr.Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account Agreement for the rules governing your investment.

     Minimum Investments
     Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

44   Allocation Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------


     You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account.Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers'beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

     . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds.

                                                Allocation Funds Prospectus   45

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------


     Institutional shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

      GENERAL NOTES FOR SELLING SHARES
     . We process requests we receive from an Institution in proper form before the close of the NYSE, usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time), at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders.Therefore, we may pay the redemption in part or in whole in securities of equal value.

46   Allocation Funds Prospectus

                                                                       Exchanges
--------------------------------------------------------------------------------


     Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

     . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

     . You may make exchanges only between like share classes of non-money market Funds and the Service Class shares of money market Funds.

     Contact your account representative for further details.

                                                Allocation Funds Prospectus   47

Other Information
--------------------------------------------------------------------------------



     Dividend and Capital Gain Distributions
     The Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and Strategic Income Funds declare and pay any dividends at least annually and make capital gains distributions annually. The Asset Allocation Fund pays dividends, if any, periodically and makes any capital gain distributions at least annually. Contact your Institution for distribution options.


     Taxes
     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Federal income tax considerations are discussed further in the Statement of Additional Information.


     We will pass on to you substantially all of a Fund's net investment income and capital gains. Distributions of a Fund's net investment income, net short-term capital gain and income from certain other sources will be taxable to you as ordinary income. Distributions of a Fund's net long-term capital gain will be taxable to you as net capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.


     Distributions from a Fund normally will be taxable to you when paid, whether you take the distribution in cash or automatically reinvest them in additional Fund shares. However, distributions declared in October, November and December of one year and distributed in January of the following year will be taxable as if they were paid on December 31 of the first year. At the end of each year, you will be notified as to the federal income tax status of your distributions for the year.


     If you buy shares of a Fund shortly before it makes a distribution, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


     Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.


     Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may also be subject to backup withholding at a 31% rate on distributions from and redemption proceeds paid by a Fund.

48   Allocation Funds Prospectus

Table of Predecessors
--------------------------------------------------------------------------------


     The Funds described in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund is an accounting survivor of a former Stagecoach Funds, Inc. or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.

        Wells Fargo Funds Trust                        Predecessor Fund

        Aggressive Balanced-Equity Fund                Norwest Advantage Aggressive Balanced-Equity Fund

        Asset Allocation Fund                          Stagecoach Asset Allocation Fund

        Growth Balanced Fund                           Norwest Advantage Growth Balanced Fund

        Moderate Balanced Fund                         Norwest Advantage Moderate Balanced Fund

        Strategic Income Fund                          Norwest Advantage Strategic Income Fund

                                                Allocation Funds Prospectus   49

Description of Core Portfolios
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
FUND                                        OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------

Disciplined Growth Portfolio                The Portfolio seeks capital appreciation by investing in common stocks of larger companies.

Equity Income Portfolio                     The Portfolio seeks to provide long-term capital appreciation consistent with above-average dividend income.

Index Portfolio                             The Portfolio seeks to replicate the return of the S&P 500 Index with minimum tracking error and to minimize transaction costs.

International Portfolio                     The Portfolio seeks to provide long-term capital appreciation by investing directly or indirectly in high-quality companies based outside the United States.

International Equity                        The Portfolio seeks total return,with an emphasis on capital appreciation, over the
Portfolio                                   long-term by investing in equity securities of companies located or operating in developed non-U.S. countries and in emerging markets of the world

Large Company Growth                        The Portfolio seeks to provide long-term capital appreciation by investing primarily in
Portfolio                                   large, high-quality domestic companies that the advisor believes have superior growth potential.

Managed Fixed-Income                        The Portfolio seeks consistent fixed-income returns by investing primarily in investment
Portfolio                                   grade intermediate-term securities.

Positive Return Bond Portfolio              The Portfolio seeks positive total return each calendar year regardless of general bond market performance by investing in a portfolio of high quality U.S. Government securities and corporate fixed-income securities.

Small Cap Index Portfolio                   The Portfolio seeks to replicate the total return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Cap Value Portfolio                   The Portfolio seeks capital appreciation by investing in common stocks of smaller companies.

Small Company Growth                        The Portfolio seeks to provide long-term capital appreciation by investing in smaller
Portfolio                                   domestic companies.

Small Company Value Portfolio               The Portfolio seeks to provide long-term capital appreciation by investing primarily in common stocks of smaller companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of December 1999 was $13 billion, but is expected to change frequently.

Strategic Value Bond Portfolio              The Portfolio seeks total return by investing primarily in income-producing securities.


50   Allocation Funds Prospectus

--------------------------------------------------------------------------------


     PRINCIPAL STRATEGY


     The Portfolio seeks higher long-term returns by investing primarily in the common stocks of companies that, in the view of the advisor, possess above-average potential for growth. The Portfolio invests in companies with average market capitalizations greater than $5 billion.

     The Portfolio invests primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations.

     Under normal circumstances, the Portfolio holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index.

     In general, the Portfolio will invest only in securities of companies and governments in countries that the advisor, in its judgment, considers both politically and economically stable. The Portfolio may invest more than 25% of its total assets in investments in a particular country, region, or type of investment. The Portfolio also invests in securities of emerging market countries.

     The advisor expects that securities held in the Portfolio will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. They apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.


     The advisor considers large companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which was $4.0 billion as of December 1999, but is expected to change frequently.

     The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S.Government securitiesand the debt securities of financial institutions,corporations and others.

     The Portfolio's assets are divided into two components, "short" bonds with maturities (or average life) of two years or less, and "long" bonds with maturities of 25 years or more.

     Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market value of the S&P 600 Small Cap Index.


     The Portfolio will normally invest substantially all of its assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index, which, as of December 1999, ranged from $10 million to $13 billion, but is expected to change frequently.


     The Portfolio invests primarily in the common stock of small domestic companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of December 1999, was $13 billion, but is expected to change frequently.

     The advisor focuses on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, as determined by price/earnings ratios, cash flows, or other measures.

     The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government securities, preferred stock, convertible bonds, and foreign bonds.

                                                Allocation Funds Prospectus   51

Portfolio Managers
--------------------------------------------------------------------------------


     Patricia Burns
     Aggressive Balanced-Equity Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Ms. Burns joined Peregrine over ten years ago and is a Senior Vice President and Portfolio Manager for taxable fixed-income portfolios. She has been associated with Norwest Bank and its affiliates since 1983.
     Ms. Burns has a BA in Child Psychology/Sociology and a MBA from the University of Minnesota.

     Tasso H. Coin, Jr. CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1995
     Moderate Balanced Fund and its predecessor since 1995
     Strategic Income Fund and its predecessor since 1995
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin received his BBA in Economics from Loyola University of Chicago.

     John S. Dale, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Income Fund and its predecessor since 1989
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983, currently totaling assets in excess of $3 billion. Prior to joining Peregrine, Mr. Dale has been associated with Norwest Bank and its affiliates since 1968. Mr. Dale received his BA in Marketing from the University of Minnesota.

     Gary J. Dunn, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Income Fund and its predecessor since 1989
     Mr. Dunn joined WCM in 1998 as Principal for its Equity Income Team. WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of NIM. He has been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn received a BA in Economics from Carroll College.

     William D. Giese, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1994
     Moderate Balanced Fund and its predecessor since 1994
     Strategic Income Fund and its predecessor since 1994
     Mr. Giese joined Peregrine more than 10 years ago as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Positive Return Bond Portfolio. Mr. Giese has more than 20 years of experience in fixed-income securities management. Mr. Giese received his BS in Civil Engineering from the Illinois Institute of Technology and a MBA from the University of Michigan.

     Stacey Ho, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1999
     Growth Balanced Fund and its predecessor since 1999
     Moderate Balanced Fund and its predecessor since 1999
     Strategic Income Fund and its predecessor since 1999
     Ms. Ho joined WCM in 1997 as an International Equity Portfolio Manager. She manages international equity funds and portfolios for the Firm's institutional clients. In 1995 and 1996 she

52  Allocation Funds Prospectus

--------------------------------------------------------------------------------

     was an International Equity Portfolio Manager at Clemente Capital Management, and from 1990 to 1995 she managed Japanese and U.S. equity portfolios for Edison International. Ms. Ho has over 10 years of international equity investment management experience. Ms. Ho received a BS in Civil Engineering from San Diego State University, a MS in Environmental Engineering from Stanford University and a MBA from the University of California at Los Angeles.

     John Huber
     Aggressive Balanced-Equity Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Mr. Huber joined Galliard at the firm's inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr. Huber oversees the Strategic Value Bond Portfolio and specializes in corporate and asset/mortgage-backed securities. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with NIM. In addition, he previously served as a Senior Analyst in Norwest's Capital Market Credit Group. Mr. Huber received a BA in Communications from the University of Iowa and a MBA from the University of Minnesota.

     Richard Merriam, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Merriam joined Galliard at the firm's inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam received a BA in Economics and English from the University of Michigan and a MBA from the University of Minnesota.

     Robert B. Mersky, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Income Fund and its predecessor since 1989
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky has been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky received his BS in Accounting from the University of Minnesota.

     Ajay Mirza
     Aggressive Balanced-Equity Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Mr. Mirza joined Galliard at the firm's inception in 1995 as a Portfolio Manager and Mortgage Specialist. Prior to joining Peregrine, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza holds a BE in Instrumentation from the Birla Institute of Technology (India), a MA in Economics from Tulane University, and a MBA from the University of Minnesota.

                                                 Allocation Funds Prospectus  53

Portfolio Managers
--------------------------------------------------------------------------------

     Gary E. Nussbaum, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1990
     Moderate Balanced Fund and its predecessor since 1990
     Strategic Income Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios, currently totaling assets in excess of $3 billion. Mr. Nussbaum received a BBA in Finance and a MBA from the University of Wisconsin.

     Michael Perelstein
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Perelstein joined Schroder in 1997 as a Senior Vice President. Mr. Perelstein currently manages international portfolios and has more than 22 years of investment experience that includes more than 15 years specializing in overseas investing. Mr. Perelstein, along with the Schroder EAFE (Europe, Asia, Far East) Team, manages more than $7 billion in assets. Prior to 1997, Mr. Perelstein was a Director and a Managing Director at MacKay-Shields. Mr. Perelstein has a BA in Economics from Brandies University and a MBA from the University of Chicago.

     Douglas G. Pugh, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh has a BS in Finance and Business Administration from Drake University and a MBA from the University of Minnesota.

     David L. Roberts, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Income Fund and its predecessor since 1989
     Mr. Roberts joined WCM in 1998 as the Equity Income Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He holds a BA in Mathematics from Carroll College.

     Katherine Schapiro, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1999
     Growth Balanced Fund and its predecessor since 1999
     Moderate Balanced Fund and its predecessor since 1999
     Strategic Income Fund and its predecessor since 1999
     Ms. Schapiro joined WCM in 1997 as International Equity Managing
     Director. She manages international equity funds and portfolios for the Firm's institutional clients. She joined WCM in 1997 from Wells Fargo Bank where she was a Portfolio Manager from 1992 to 1997. Ms. Schapiro's 18 years of investment experience includes investment management from 1988 to 1992 at Newport Pacific Management, an international investment advisory firm. Ms. Schapiro received her BA in Spanish Literature from Stanford University. She was the past President of the Security Analysts of San Francisco.

54  Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Stephen S. Smith, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Asset Management Group, L.P. Mr. Smith manages the Disciplined Growth Portfolio and Small Cap Value Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith has a BS in Industrial Engineering and a MBA from the University of Alabama.

     David D. Sylvester
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1996
     Moderate Balanced Fund and its predecessor since 1996
     Strategic Income Fund and its predecessor since 1996
     Mr. Sylvester has been with Wells Fargo & Company and its predecessors in an investment management capacity for over 20 years. Mr. Sylvester joined WCM in 1998 as the firm's Executive Vice President for Liquidity Investments. He simultaneously held the position of Managing Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Sylvester has nearly 25 years of investment experience. He specializes in portfoli o and securities analysis, fixed-income trading and the ability to add stability and safety through maximizing fund diversification. He also manages structured and derivative securities, and institutional and personal trust assets. Mr. Sylvester attended the University of Detroit-Mercy.

     Paul E. von Kuster, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Income Fund and its predecessor since 1989
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster has a BA in Philosophy from Princeton University.

     Laurie R. White
     Aggressive Balanced-Equity Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1996
     Moderate Balanced Fund and its predecessor since 1996
     Strategic Income Fund and its predecessor since 1996
     Ms. White joined WCM in 1998 as a Principal for the Liquidity Investments Team and simultaneously was a Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Ms. White specializes in managing short-term securities, along with structured and derivative securities, and institutional and personal trust assets. Ms. White received a BA in Political Science from Carleton College and a MBA from the University of Minnesota.

     David Yim
     Aggressive Balanced-Equity Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Mr. Yim joined Galliard in 1995 as a Portfolio Manager/Research
     Analyst. Mr. Yim co-manages the Strategic Value Bond Portfolio and is Head of Credit Research. Prior to 1995, Mr. Yim served as a Research Analyst with American Express Financial Advisors. Mr. Yim has a BA in International Relations from Middlebury College and a MBA from the University of Minnesota.

                                                 Allocation Funds Prospectus  55

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

          American Depositary Receipts ("ADRs")
          Receipts for non-U.S.company stocks. The stocks underlying ADRs are typically held in bank vaults. The
          ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

          Asset-Backed Securities
          Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

          Business Day
          Any day the New York Stock Exchange is open is a business day for the Funds.

          Capital Appreciation, Capital Growth
          The increase in the value of a security. See also
          "total return."

          Capitalization
          When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

          Collateralized Mortgage Obligations ("CMOs")
          Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

          Current Income
          Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

          Debt Securities
          Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

          Derivatives
          Securities whose values are derived in part from the value of another security or index. An example is a stock option.

          Distributions
          Dividends and/or capital gains paid by a Fund on its shares.

          Diversified
          A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

          Duration
          A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

          FDIC
          The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

56  Allocation Funds Prospectus

--------------------------------------------------------------------------------

     FHLMC
     FHLMC securities are commonly known as "Freddie Mac"and are issued by the Federal Home Loan Mortgage Corporation.

     FNMA
     FNMA securities are known as "Fannie Maes"and are issued by the Federal National Mortgage Association.

     Gateway Fund
     A Fund that invests its assets in one or more core portfolios, instead of directly in securities, to achieve its investment objective.

     GNMA
     GNMA securities are commonly known as "Ginnie Maes"and are issued by the Government National Mortgage Association.

     Illiquid Security
     A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

     Institution
     Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 of the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Moody's
     A nationally recognized ratings organization.

     Nationally Recognized Rating Organization ("NRRO")
     A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

     Quantitatively Measured Risk
     Risk that gauges both the frequency and degree to which an asset class will perform below the long-term expected average.

                                                 Allocation Funds Prospectus  57

Glossary
--------------------------------------------------------------------------------

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Selling Agent
     A person who has an agreement with the Funds'distributors that allows them to sell a Fund's shares.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     S&P, S&P 500 Index
     Standard and Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Total Return
     The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities .

58  Allocation Funds Prospectus

                          [INTENTIONALLY LEFT BLANK]

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION
     Supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS
     provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

     Call: 1-800-222-8222, option 4;

     WRITE TO:
     Wells Fargo Funds
     PO Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:
     SEC Public Reference Room
     Washington, DC 20549-6009
     Call: 1-800-SEC-0330 for details

     ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING
     YOUR SPECIFIC PRODUCT GROUP AT WELLS FARGO BANK:
     Wells Fargo Checking and Savings - 1-800-869-3557
     Next Stage IRA or Stagecoach IRA - 1-800-237-8472
     Portfolio Advisor - 1-877-689-7882

             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                            WELLS FARGO STOCK FUNDS

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


PROSPECTUS


Diversified Equity Fund

Diversified Small Cap Fund

Equity Income Fund

Equity Index Fund

Equity Value Fund

Growth Fund

Growth Equity Fund

International Fund

International Equity Fund

Large Company Growth Fund

Small Cap Growth Fund

Small Cap Opportunities Fund

Class A, Class B, Class C

                                                                      February 1
                                                                            2000

                                      (2)

Table of Contents                                                                         Stock Funds
-----------------------------------------------------------------------------------------------------
Overview                                    Objectives and Principal Strategies                    4
This section contains important             Summary of Important Risks                             6
summary information about the               Performance History                                   10
Funds.                                      Summary of Expenses                                   22
                                            Key Information                                       26

-----------------------------------------------------------------------------------------------------
The Funds                                   Diversified Equity Fund                               28
This section contains important             Diversified Small Cap Fund                            32
information about the individual            Equity Income Fund                                    36
Funds.                                      Equity Index Fund                                     40
                                            Equity Value Fund                                     44
                                            Growth Fund                                           48
                                            Growth Equity Fund                                    52
                                            International Fund                                    56
                                            International Equity Fund                             60
                                            Large Company Growth Fund                             64
                                            Small Cap Growth Fund                                 66
                                            Small Cap Opportunities Fund                          70
                                            General Investment Risks                              74
                                            Organization and Management of the Funds              79

-----------------------------------------------------------------------------------------------------
Your Investment                             A Choice of Share Classes                             82
Turn to this section for                    Reduced Sales Charges                                 85
information on how to open an               Exchanges                                             88
account and how to buy, sell and            Your Account                                          89
exchange Fund shares.                          How to Buy Shares                                  90
                                               How to Sell Shares                                 93

-----------------------------------------------------------------------------------------------------
Reference                                   Additional Services and Other Information             95
Look here for additional                    Table of Predecessors                                 97
information and term                        Description of Core Portfolios                        98
definitions.                                Portfolio Managers                                   100
                                            Glossary                                             104

Stock Funds Overview
-------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.

FUND                                        OBJECTIVE

Diversified Equity Fund                     Seeks long-term capital appreciation with moderate annual return volatility.

Diversified Small                           Seeks long-term capital appreciation with moderate annual return
Cap Fund                                    volatility.

Equity Income Fund                          Seeks long-term capital appreciation and above-average dividend income.

Equity Index Fund                           Seeks to approximate the total rate of return of substantially all common stock comprising the S&P 500 Index.

Equity Value Fund                           Seeks long-term capital appreciation.

Growth Fund                                 Seeks long-term capital appreciation.

Growth Equity Fund                          Seeks long-term capital appreciation with moderate annual return volatility.

International Fund                          Seeks long-term capital appreciation.

International Equity Fund                   Seeks total return, with an emphasis on capital appreciation over the long-term.

Large Company                               Seeks long-term capital appreciation.
Growth Fund

Small Cap Growth Fund                       Seeks long-term capital appreciation.

Small Cap Opportunities                     Seeks long-term capital appreciation.
Fund

4    Stock Funds Prospectus

-------------------------------------------------------------------------------

     PRINCIPAL STRATEGY

     The Fund is a Gateway fund that invests in five different equity investment styles--an index style, an equity income style, a large company style, a diversified small cap style and an international style to minimize the volatility and risk of investing in a single equity investment style. The Fund currently invests in 10 core portfolios.

     The Fund is a Gateway fund that invests in several different small capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single style. The Fund currently invests in 4 core portfolios.

     The Fund is a Gateway fund that invests in the common stocks of large, high-quality domestic companies with above-average return potential and above-average dividend income. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

     The Fund invests in common stocks to replicate the S&P 500 Index. We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, the Fund attempts to achieve a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results.

     We invest in equity securities that we believe are undervalued in relation to the overall stock markets.

     We invest in common stocks and other equity securities of domestic and foreign companies whose market capitalization falls within the range of the Russell 1000 Index, which is considered a mid- to large-capitalization index. We buy stocks of companies that have a strong earnings growth trend and above-average prospects for future growth, or that we believe are undervalued.

     The Fund is a Gateway fund that invests in three different equity investment styles--a large company growth style, a diversified small cap style, and an international style to minimize the volatility and risk of investing in a single equity investment style. The Fund currently invests in 7 core portfolios.

     The Fund is a Gateway fund that invests in an international equity investment style. The Fund invests in common stock of high-quality companies based outside of the United States.

     We invest in equity securities of companies based in developed non-U.S. countries and in emerging markets of the world. We expect that the securities held by the Fund will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

     The Fund is a Gateway fund that invests in the common stock of large, high-quality domestic companies that have superior growth potential. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

     We invest in common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index, which is considered a small capitalization index. We invest in the common stocks of domestic and foreign issuers we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

     The Fund invests in equity securities of U.S. companies that, at the time of purchase, have market capitalizations of $1.5 billion or less. We buy stocks of companies we believe can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings.

                                                      Stock Funds Prospectus   5

Summary of Important Risks
--------------------------------------------------------------------------------


This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 .  the individual Fund Descriptions later in this Prospectus;
 . under the "General Investment Risks" section beginning on page 74; and . in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.


   COMMON RISKS FOR THE FUNDS

   Equity Securities
   The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. The Funds that invest in smaller companies, in foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory, information and diplomatic risks.

6    Stock Funds Prospectus

--------------------------------------------------------------------------------

FUND                             SPECIFIC RISKS
                                 Stocks selected for their high dividend income
                                 may be more sensitive to interest rate changes
                                 that other stocks. Dividend-producing large
                                 company stocks have experienced unprecedented
                                 appreciation in recent years. There is no
                                 guarantee such performance levels will
                                 continue. Fund assets that track the
Diversified Equity Fund          performance of an index do so whether the
                                 index rises or falls. During periods when an
                                 index loses value, Fund assets invested
                                 pursuant to this strategy will also lose value.
                                 Stocks of smaller and medium-sized companies
                                 purchased for the Fund may be more volatile and
                                 less liquid than larger company stocks. Foreign
                                 company stocks involve special risk, including
                                 generally higher commission rates, political,
                                 social and monetary or diplomatic developments
                                 that could affect U.S. investments in foreign
                                 countries.


                                 Stocks of smaller companies purchased for this
                                 Fund may be more volatile and less liquid than
Diversified Small Cap Fund       larger company stocks. Some of these companies
                                 have no or relatively short operating
                                 histories, or are newly public companies. They
                                 may have aggressive capital structures,
                                 including high debt levels, or are involved in
                                 rapidly growing or changing industries and/or
                                 new technologies.

                                 Stocks selected for their high dividend income
                                 may be more sensitive to interest rate changes
Equity Income Fund               than other stocks. The Fund is primarily
                                 subject to the equity securities risks
                                 described in the Common Risks section above.

                                 We attempt to match as closely as possible the
Equity Index Fund                performance of the S&P 500 Index. Therefore,
                                 during periods when the S&P 500 Index is losing
                                 value, your investment will also lose value.

                                 There is no guarantee that securities selected
Equity Value Fund                as "undervalued" will perform as expected.
                                 Stocks of smaller, medium-sized and foreign
                                 companies purchased using the value strategy
                                 may be more volatile and less liquid than other
                                 comparable securities.

                                 We select growth stocks based on prospects for
Growth Fund                      future earnings, which may not grow as
                                 expected. In addition, at times, the overall
                                 market or the market for value stocks may
                                 outperform growth stocks.

                                 Dividend-producing large company stocks have
                                 experienced unprecedented appreciation in
                                 recent years. There is no guarantee such
Growth Equity Fund               performance levels will continue. Stocks of
                                 smaller and medium-sized companies purchased
                                 for the Fund may be more volatile and less
                                 liquid than larger company stocks. Foreign
                                 company stocks involve special risks, including
                                 generally higher commission rates, political,
                                 social and monetary or diplomatic developments
                                 that could affect U.S. investments in foreign
                                 countries.

                                                        Stock Funds Prospectus 7

Summary of Important Risks
-------------------------------------------------------------------------------

FUND                             SPECIFIC RISKS
                                 Foreign company stocks involve special risks,
                                 including generally higher commission rates,
                                 political, social and monetary or diplomatic
                                 developments that could affect U.S. investments
                                 in foreign countries. Emerging market countries
                                 may experience increased political instability,
                                 and are often dependent on international trade,
International Fund and           making them more vulnerable to events in other
International Equity Fund        countries. They may have less developed
                                 financial systems and volatile currencies and
                                 may be more sensitive than more mature markets
                                 to a variety of economic factors. Emerging
                                 market securities may also be less liquid than
                                 securities of more developed countries, which
                                 may make them more difficult to sell,
                                 particularly during a market downturn.
                                 Additionally, dispositions of foreign
                                 securities and dividends and interest payable
                                 on those securities may be subject to foreign
                                 taxes.

                                 The Fund is primarily subject to the equity
                                 market risks described in the Common Risks
                                 section above. Dividend-producing large company
Large Company                    stocks have experienced unprecedented
Growth Fund                      appreciation in recent years. There is no
                                 guarantee such performance levels will
                                 continue. We select growth stocks based on
                                 prospects for future earnings, which may not
                                 grow as expected. In addition, at times, the
                                 overall market or the market for value stocks
                                 may outperform growth stocks.

                                 This Fund may invest in companies that pay low
                                 or no dividends, have smaller market
                                 capitalizations, have less market liquidity,
                                 have no or relatively short operating
                                 histories, or are newly public companies. Some
                                 of these companies have aggressive capital
                                 structures, including high debt levels, or are
Small Cap Growth Fund            involved in rapidly growing or changing
                                 industries and/or new technologies. Because the
                                 Fund may invest in such aggressive securities,
                                 share prices may rise and fall more than the
                                 share prices of other funds. In addition, our
                                 active trading investment strategy may result
                                 in a higher-than-average portfolio turnover
                                 ratio, increased trading expenses, and higher
                                 short-term capital gains. We select stocks for
                                 this Fund based in part on their prospects for
                                 future earnings, which may not grow as
                                 expected. In addition, at times, the overall
                                 market or the market for value stocks may
                                 outperform growth stocks.

                                 Stocks of smaller companies purchased for this
                                 Fund may be more volatile and less liquid than
Small Cap Opportunities          larger company stocks. Some of these companies
Fund                             have no or relatively short operating
                                 histories, or are newly public companies. They
                                 may have aggressive capital structures,
                                 including high debt levels, or are involved in
                                 rapidly growing or changing industries and/or
                                 new technologies.

8 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns from inception, and for one-, five- and ten-year periods (as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     Diversified Equity Fund Class A Calendar Year Returns (%)*

                             [GRAPH APPEARS HERE]

     '90     '91    '92    '93    '94    '95    '96    '97    '98     '99

     -1.38  37.58  4.74   12.14   0.83  30.94  20.47  25.68  22.35   20.44


     Best Qtr.: Q4 `98 . 19.88%     Worst Qtr.: Q3  `90 . -15.86%

     * Returns do not reflect sales charges. If they did, returns would be lower.


        Average annual total return (%)/1/

        for the period ended 12/31/99       1 year       5 years      10 years

        Class A (Incept. 5/2/96)/2/          13.52        22.46         16.03

        Class B (Incept. 5/6/96)/2/          14.54        22.81         15.86

        Class C (Incept. 10/1/98)/2/         18.55        23.06         15.89

        S&P 500 Index/3/                     21.04        28.56         18.21

     1. Returns reflect applicable sales charges.
     2. Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     3. S&P 500 is a registered trademark of Standard and Poor's.

10 Stock Funds Prospectus

--------------------------------------------------------------------------------

     Diversified Small Cap Fund Class A Calendar Year Returns (%)*

                             [GRAPH APPEARS HERE]

     1998      -8.55
     1999       9.61


     Best Qtr.: Q2 `99 . 16.45%   Worst Qtr.: Q3 `98 . -23.73%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     Average annual total return (%)/1/
                                                             Since
     for the period ended 12/31/99            1 year      Inception/3/
     Class A (Incept. 10/6/98)/2/               3.31         -2.81
     Class B (Incept. 10/1/98)/2/               3.87         -2.53
     Russell 2000 Index                        21.26          8.70

     1.  Returns reflect applicable sales charges.
     2. Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class.
     3.  The predecessor Institutional Class shares incepted on December 31,
         1997.

                                                      Stock Funds Prospectus  11

Performance History
--------------------------------------------------------------------------------

     Equity Income Fund Class A Calendar Year Returns (%)*

                             [GRAPH APPEARS HERE]

     `90    `91     `92     `93     `94     `95     `96     `97     `98     `99
     1.30   28.76   5.51    7.63    4.64    38.43   20.25  28.07   17.82    8.27

     Best Qtr.: Q4 `98 .  15.68%     Worst Qtr.:  Q3 `90 .  -10.74%

     * Returns do not reflect sales charges. If they did, returns would be lower.


     Average annual total return(%)/1/
     for the period ended 12/31/99              1 year     5 years   10 years
     Class A (Incept. 5/2/96)/2/                  2.04      20.71     14.79
     Class B (Incept. 5/2/96)/2/                  2.45      21.06     14.61
     Class C (Incept. 10/1/98)/2/                 6.42      21.21     14.60
     S&P 500 Index/3/                            21.04      28.56     18.21

     1.  Returns reflect applicable sales charges.
     2. Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     3.  S&P 500 is a registered trademark of Standard and Poor's.


12  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Equity Index Fund Class A Calendar Year Returns (%)*

                             [GRAPH APPEARS HERE]

     1990      -3.95
     1991      28.73
     1992       6.59
     1993       8.91
     1994       0.42
     1995      35.99
     1996      21.66
     1997      31.89
     1998      27.67
     1999      20.12


     Best Qtr.: Q4 `98 . 21.00%    Worst Qtr.: Q3  `90 . -13.80%

     * Returns do not reflect sales charges. If they did, returns would be lower.


     Average annual total return (%)/1/
     for the period ended 12/31/99         1 year    5 years   10 years
     Class A (Incept. 1/25/84)             13.21      25.82      16.35
     Class B (Incept. 2/17/98)/2/          14.20      26.31      16.31
     S&P 500 Index/3/                      21.04      28.56      18.21

     1.  Returns reflect applicable sales charges.
     2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     3.  S&P 500 is a registered trademark of Standard and Poor's.

                                                      Stock Funds Prospectus  13

Performance History
--------------------------------------------------------------------------------
     Equity Value Fund Class A Calendar Year Returns (%)*

                             [GRAPH APPEARS HERE]

     1991      20.79
     1992      10.54
     1993      25.82
     1994      -1.71
     1995      24.20
     1996      26.46
     1997      27.32
     1998       6.68
     1999      -2.17


     Best Qtr.: Q2 `97 . 15.19%    Worst Qtr.: Q3 `90 . -15.20%

     * Returns do not reflect sales charges. If they did, returns would be lower.


     Average annual total return (%)/1/
                                                                    Since
     for the period ended 12/31/99          1 year    5 years     Inception/2/
     Class A (Incept. 7/2/90)               -7.82      14.46        12.33
     Class B (Incept. 6/6/96)/2/            -6.92      14.91        12.31
     Class C (Incept. 4/1/98)/2/            -3.56      15.14        12.31
     S&P 500 Index/3/                       21.04      28.56        18.87

     1.  Returns reflect applicable sales charges.
     2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     3.  S&P 500 is a registered trademark of Standard and Poor's.

14  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Growth Fund Class A Calendar Year Returns (%)*

                             [GRAPH APPEARS HERE]

      1991     24.78
      1992     13.44
      1993      8.44
      1994     -0.29
      1995     28.90
      1996     21.72
      1997     19.05
      1998     29.16
      1999     21.09


     Best Qtr.: Q2 `97 . 13.78%              Worst Qtr.:  Q3 `98 . -10.70%


     * Returns do not reflect sales charges. If they did, returns would be lower.

        Average annual total return (%)/1/
                                                                       Since
        for the period ended 12/31/99      1 year       5 years     Inception/2/
        Class A (Incept. 8/2/90)            14.12         22.47        16.87
        Class B (Incept. 1/1/95)/2/         15.27         22.97        16.87
        S&P 500 Index/3/                    21.04         28.56        19.09

     1. Returns reflect applicable sales charges.
     2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     3. S&P 500 is a registered trademark of Standard and Poor's.


                                                     Stock Funds Prospectus   15

Performance History
--------------------------------------------------------------------

     Growth Equity Fund Class A Calendar Year Returns (%)*

                             [GRAPH APPEARS HERE]

      1990     -1.36
      1991     46.72
      1992      5.06
      1993     19.75
      1994     -1.38
      1995     24.87
      1996     18.78
      1997     20.09
      1998     16.50
      1999     25.66


     Best Qtr.: Q1 `91 . 20.28%              Worst Qtr.: Q3  `90 . -20.14%

     * Returns do not reflect sales charges. If they did, returns would be lower.

        Average annual total return (%)/1/

        for the period ended 12/31/99     1 year         5 years        10 years
        Class A (Incept. 5/2/96)/2/        18.43           19.70           16.00
        Class B (Incept. 5/2/96)/2/        19.72           20.04           15.83
        Class C (Incept. 10/1/98)/2/       23.70           20.41           15.92
        S&P 500 Index/3/                   21.04           28.56           18.21

     1. Returns reflect applicable sales charges.
     2. Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     3. S&P 500 is a registered trademark of Standard and Poor's.


16   Stock Funds Prospectus

--------------------------------------------------------------------------------

     International Fund Class A Calendar Year Returns (%)*

                             [GRAPH APPEARS HERE]

      1990     -11.27
      1991       4.72
      1992      -4.05
      1993      45.24
      1994       0.74
      1995      11.67
      1996       9.69
      1997       3.06
      1998      12.61
      1999      29.80


     Best Qtr.: Q4 `99 . 21.49%              Worst Qtr.: Q3 `90 . -19.67%

     * Returns do not reflect sales charges. If they did, returns would be lower.


       Average annual total return (%)/1/

       for the period ended 12/31/99         1 year       5 years       10 years
       Class A (Incept.4/12/95)/2/            22.34        11.71          8.63
       Class B (Incept.5/12/95)/2/            23.89        11.95          8.37
       MSCI/EAFE Index/3/                     26.96        12.83          7.01

     1. Returns reflect applicable sales charges.
     2. Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     3. Morgan Stanley Capital International/Europe, Asia, Far East and India Index.


                                                      Stock Funds Prospectus  17

Performance History
--------------------------------------------------------------------------------


     International Equity Fund Class A Calendar Year Returns (%)*

                             [GRAPH APPEARS HERE]

      1998      16.03
      1999      51.16


     Best Qtr.: Q4 `99 . 33.55%              Worst Qtr.:  Q3 `98 . -17.89%

     * Returns do not reflect sales charges. If they did, returns would be lower.

        Average annual total return (%)/1/
                                                                Since
        for the period ended 12/31/99            1 year      Inception/2/
        Class A (Incept.9/24/97)                  42.53         22.98
        Class B (Incept.9/24/97)                  45.17         24.41
        Class C (Incept.4/1/98)/2/                49.17         25.41
        MSCI/EAFE Index/3/                        26.96         16.60

     1. Returns reflect applicable sales charges.
     2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     3. Morgan Stanley Capital International/Europe, Asia, Far East Index.


18  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Large Company Growth Fund Class A Calendar Year Returns (%)*

                             [GRAPH APPEARS HERE]

     1990       3.43
     1991      67.03
     1992       1.85
     1993      -0.36
     1994      -1.07
     1995      29.24
     1996      25.11
     1997      33.35
     1998      47.97
     1999      32.96


     Best Qtr.: Q4 `98 . 31.61%              Worst Qtr.:  Q3 `90 . -17.49%


     * Returns do not reflect sales charges. If they did, returns would be lower.

        Average annual total return (%)/1/
        for the period ended 12/31/99        1 year        5 years      10 years
        Class A (Incept. 10/6/98)/2/          25.31         31.94         21.37
        Class B (Incept. 10/1/98)/2/          27.22         32.47         21.22
        Class C (Incept. 11/8/99)/2/          31.24         32.60         21.22
        S&P 500 Index/3/                      21.04         28.56         18.21

     1. Returns reflect applicable sales charges.
     2. Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     3. S&P 500 is a registered trademark of Standard and Poor's.


                                                     Stock Funds Prospectus   19

Performance History
--------------------------------------------------------------------------------

     Small Cap Growth Fund Class A Calendar Year Returns (%)*

                             [GRAPH APPEARS HERE]

1995          69.10
1996          20.89
1997          11.09
1998          -5.97
1999         118.70


     Best Qtr.: Q4 `99 . 63.42%              Worst Qtr.:  Q3 `98 . -10.70%

     * Returns do not reflect sales charges. If they did, returns would be lower.


        Average annual total return (%)/1/
                                                                        Since
        for the period ended 12/31/99        1 year     5 years     Inception/3/
        Class A (Incept. 9/16/96)            106.08       34.51        34.63
        Class B (Incept. 9/16/96)            112.29       35.12        35.26
        Class C (Incept. 12/15/97)/2/        116.23       35.22        35.30
        Russell 2000 Index                    21.26       16.69        15.77

     1. Returns reflect applicable sales charges.
     2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     3. Performance shown for periods prior to September 16, 1996 reflects performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans (an unregistered bank collective investment fund), a predecessor portfolio with the same investment objective and policies as the Stagecoach Small Cap Fund, which incepted on November 1, 1994.


20  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Small Cap Opportunities Fund Class A Calendar Year Returns (%)*

                             [GRAPH APPEARS HERE]

1994        4.45
1995       49.08
1996       22.56
1997       27.43
1998       -9.32
1999       13.82


     Best Qtr.: Q2 `97 . 18.72%              Worst Qtr.:  Q3 `98 . -23.23%

     * Returns do not reflect sales charges. If they did, returns would be lower.

        Average annual total return (%)/1/
                                                                     Since
        for the period ended 12/31/99    1 year         5 years     Inception/3/
        Class A (Incept. 10/9/96)/2/       7.28           17.76        16.40
        Class B (Incept. 11/8/96)/2/       7.90           18.07        16.60
        Russell 2000 Index                26.96           16.69        14.14

     1. Returns reflect applicable sales charges.
     2. Performance shown for periods prior to the inception of this Class reflects the performance of a predecessor class of shares that was substantially similar to this Class of shares and adjusted to reflect the fees and expenses of this Class.
     3. The predecessor class of shares incepted on August 1, 1993.


                                                      Stock Funds Prospectus  21

Stock Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. A broker/dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Expenses include core and Gateway fees, where applicable.

SHAREHOLDER FEES

------------------------------------------------------------------------------------------------------------------------
                                                                                               All Funds
                                                                             -------------------------------------------
                                                                                   CLASS A      CLASS B       CLASS C
------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                                 5.75%        None           None

Maximum deferred sales charge (load) (as a percentage of the lower of
the Net Asset Value ("NAV") at purchase or the NAV at redemption)                   None/1/      5.00%          1.00%
------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------------------------------------------
                                                                Diversified Equity              Diversified
                                                                     Fund                      Small Cap Fund
                                                  ------------------------------------------------------------------
                                                       CLASS A     CLASS B    CLASS C       CLASS A      CLASS B
--------------------------------------------------------------------------------------------------------------------
Management Fees                                         0.86%       0.86%      0.86%           0.99%      0.99%
Distribution (12b-1) Fees                               0.00%       0.75%      0.75%           0.00%      0.75%
Other Expenses/2/                                       0.73%       0.73%      1.40%           0.87%      0.96%
--------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                    1.59%       2.34%      3.01%           1.86%      2.70%
--------------------------------------------------------------------------------------------------------------------
Fee Waivers/3/                                          0.59%       0.59%      1.26%           0.46%      0.55%
--------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                            1.00%       1.75%      1.75%           1.40%      2.15%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                               Growth Equity             International
                                                                   Fund                      Fund
--------------------------------------------------------------------------------------------------------------------
                                                       CLASS A     CLASS B    CLASS C       CLASS A      CLASS B
--------------------------------------------------------------------------------------------------------------------
Management Fees                                         1.07%       1.07%      1.07%         1.00%        1.00%
Distribution (12b-1) Fees                               0.00%       0.75%      0.75%         0.00%        0.75%
Other Expenses/2/                                       0.77%       0.86%      0.91%         1.24%        1.22%
--------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                    1.84%       2.69%      2.73%         2.24%        2.97%
--------------------------------------------------------------------------------------------------------------------
Fee Waivers/3/                                          0.34%       0.44%      0.48%         0.49%        0.47%
--------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                            1.50%       2.25%      2.25%         1.75%        2.50%
--------------------------------------------------------------------------------------------------------------------

/1/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.

22 Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                Equity Income         Equity Index               Equity Value            Growth Fund
                    Fund                 Fund                       Fund
-------------------------------------------------------------------------------------------------------------------
    CLASS A   CLASS B   CLASS C    CLASS A    CLASS B   CLASS A    CLASS B   CLASS C   CLASS A    CLASS B
-------------------------------------------------------------------------------------------------------------------
    0.75%      0.75%     0.75%      0.25%      0.25%     0.75%      0.75%     0.75%     0.75%      0.75%
-------------------------------------------------------------------------------------------------------------------
    0.00%      0.75%     0.75%      0.00%      0.75%     0.00%      0.75%     0.75%     0.00%      0.75%
-------------------------------------------------------------------------------------------------------------------
    0.65%      0.63%     0.55%      0.60%      0.71%     0.81%      0.86%     0.70%     0.69%      0.74%
-------------------------------------------------------------------------------------------------------------------
    1.40%      2.13%     2.05%      0.85%      1.71%     1.56%      2.36%     2.20%     1.44%      2.24%
-------------------------------------------------------------------------------------------------------------------
    0.30%      0.28%     0.20%      0.14%      0.25%     0.38%      0.43%     0.27%     0.32%      0.37%
-------------------------------------------------------------------------------------------------------------------
    1.10%      1.85%     1.85%      0.71%      1.46%     1.18%      1.93%     1.93%     1.12%      1.87%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
          International                  Large Company                  Small Cap Growth           Small Cap
           Equity Fund                    Growth Fund                        Fund              Opportunities Fund
-------------------------------------------------------------------------------------------------------------------
    CLASS A  CLASS B  CLASS C     CLASS A   CLASS B   CLASS C    CLASS A   CLASS B   CLASS C    CLASS A   CLASS B
-------------------------------------------------------------------------------------------------------------------
    1.00%     1.00%    1.00%       0.75%     0.75%     0.75%      0.90%     0.90%     0.90%      0.90%     0.90%
-------------------------------------------------------------------------------------------------------------------
    0.00%     0.75%    0.75%       0.00%     0.75%     0.75%      0.00%     0.75%     0.75%      0.00%     0.75%
-------------------------------------------------------------------------------------------------------------------
    1.09%     1.28%    1.33%       0.55%     0.66%     0.66%      0.96%     1.07%     0.79%      0.76%     0.56%
-------------------------------------------------------------------------------------------------------------------
    2.09%     3.03%    3.08%       1.30%     2.16%     2.16%      1.86%     2.72%     2.44%      1.66%     2.21%
-------------------------------------------------------------------------------------------------------------------
    0.34%     0.53%    0.58%       0.10%     0.41%     0.41%      0.57%     0.68%     0.40%      0.26%     0.06%
-------------------------------------------------------------------------------------------------------------------
    1.75%     2.50%    2.50%       1.20%     1.75%     1.75%      1.29%     2.04%     2.04%      1.40%     2.15%
-------------------------------------------------------------------------------------------------------------------

    /2/ Other expenses are based on estimated amounts for the current fiscal year and reflect the impact of fund mergers, if applicable, which occurred on November 6, 1999.
    /3/ Fee waivers are contractual and apply for one year from the closing date of the reorganization (two years for the Equity Income Fund). After this time, the Advisor, with Board approval, may reduce or eliminate such waivers.
                                                       Stock Funds Prospectus 23

Stock Funds
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and the fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

----------------------------------------------------------------------------------------------
                                                 Diversified Equity        Diversified
                                                       Fund              Small Cap Fund
                                            --------------------------------------------------
                                             CLASS A  CLASS B  CLASS C  CLASS A  CLASS B
----------------------------------------------------------------------------------------------
 1 YEAR                                      $  671   $  678   $  278   $  709   $  718
 3 YEARS                                     $  994   $  974   $  812   $1,084   $1,086
 5 YEARS                                     $1,338   $1,397   $1,471   $1,483   $1,581
10 YEARS                                     $2,309   $2,355   $3,238   $2,594   $2,693
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                  Growth Equity           International
                                                       Fund                   Fund
                                            --------------------------------------------------
                                             CLASS A  CLASS B  CLASS C  CLASS A  CLASS B
----------------------------------------------------------------------------------------------
 1 YEAR                                      $  719   $  728   $  328   $  743   $  753
 3 YEARS                                     $1,089   $1,094   $  802   $1,191   $1,174
 5 YEARS                                     $1,483   $1,586   $1,402   $1,664   $1,721
10 YEARS                                     $2,583   $2,687   $3,026   $2,966   $3,004
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of the periods shown:

----------------------------------------------------------------------------------------------
                                                 Diversified Equity        Diversified
                                                       Fund              Small Cap Fund
                                            --------------------------------------------------
                                             CLASS A  CLASS B  CLASS C  CLASS A  CLASS B
----------------------------------------------------------------------------------------------
 1 YEAR                                     $  671    $  178   $  178   $  709   $  218
 3 YEARS                                    $  994    $  674   $  812   $1,084   $  786
 5 YEARS                                    $1,388    $1,197   $1,471   $1,483   $1,381
10 YEARS                                    $2,309    $2,355   $3,238   $2,594   $2,693
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                  Growth Equity           International
                                                       Fund                   Fund
                                            --------------------------------------------------
                                             CLASS A  CLASS B  CLASS C  CLASS A  CLASS B
----------------------------------------------------------------------------------------------
 1 YEAR                                     $  719    $  228   $  228   $  743   $  253
 3 YEARS                                    $1,089    $  794   $  802   $1,191   $  874
 5 YEARS                                    $1,483    $1,386   $1,402   $1,664   $1,521
10 YEARS                                    $2,583    $2,687   $3,026   $2,966   $3,004
----------------------------------------------------------------------------------------------

24   Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
           Equity Income          Equity Index          Equity Value           Growth Fund
               Fund                   Fund                  Fund
------------------------------------------------------------------------------------------------
     CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS A  CLASS B  CLASS C  CLASS A  CLASS B
------------------------------------------------------------------------------------------------
     $  681   $  688   $  288   $  643   $  649   $  688   $  696   $  296   $  683   $  690
     $  936   $  912   $  603   $  817   $  814   $1,004   $  995   $  662   $  975   $  965
     $1,241   $1,291   $1,066   $1,006   $1,105   $1,342   $1,422   $1,155   $1,288   $1,366
     $2,108   $2,142   $2,346   $1,551   $1,662   $2,294   $2,369   $2,513   $2,174   $2,249
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
           International              Large Company            Small Cap Growth          Small Cap
            Equity Fund                Growth Fund                   Fund            Opportunities Fund
----------------------------------------------------------------------------------------------------------
     CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C  CLASS A  CLASS B
----------------------------------------------------------------------------------------------------------
     $  743   $  753   $  353   $  690   $  678   $  278   $  699   $  707   $  307   $  709   $  718
     $1,161   $1,187   $  897   $  954   $  937   $  637   $1,074   $1,080   $  722   $1,044   $  985
     $1,605   $1,745   $1,565   $1,238   $1,322   $1,122   $1,473   $1,579   $1,265   $1,402   $1,379
     $2,831   $2,985   $3,352   $2,044   $2,138   $2,461   $2,586   $2,696   $2,746   $2,407   $2,336
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
           Equity Income          Equity Index          Equity Value           Growth Fund
               Fund                   Fund                  Fund
------------------------------------------------------------------------------------------------
     CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS A  CLASS B  CLASS C  CLASS A  CLASS B
------------------------------------------------------------------------------------------------
     $  681   $  188   $  188   $  643   $  149   $  688   $  196   $  196   $  683   $  190
     $  935   $  611   $  602   $  817   $  514   $1,004   $  695   $  662   $  975   $  665
     $1,240   $1,089   $1,064   $1,006   $  905   $1,342   $1,222   $1,155   $1,288   $1,166
     $2,104   $2,137   $2,342   $1,551   $1,662   $2,294   $2,369   $2,513   $2,174   $2,249
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
           International              Large Company            Small Cap Growth          Small Cap
            Equity Fund                Growth Fund                   Fund            Opportunities Fund
----------------------------------------------------------------------------------------------------------
     CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C  CLASS A  CLASS B
----------------------------------------------------------------------------------------------------------
     $  743   $  253   $  253   $  690   $  178   $  178   $  699   $  207   $  207  $  709    $  218
     $1,161   $  887   $  897   $  954   $  637   $  637   $1,074   $  780   $  722  $1,044    $  685
     $1,605   $1,549   $1,565   $1,238   $1,122   $1,122   $1,473   $1,379   $1,265  $1,402    $1,179
     $2,831   $2,985   $3,352   $2,044   $2,138   $2,461   $2,586   $2,696   $2,746  $2,407    $2,336
----------------------------------------------------------------------------------------------------------

                                                     Stock Funds Prospectus   25

Key Information
--------------------------------------------------------------------------------

     Core/Gateway
     Some of the Funds in this Prospectus are "Gateway" funds in a "core and Gateway" structure. In this structure, a Gateway fund invests substantially all of its assets in one or more core portfolios whose objectives and investment strategies are consistent with a Fund's investment objective. Gateway funds can enhance their investment opportunities and reduce their expenses through sharing the costs and benefits of managing a large pool of assets. Core portfolios do not offer shares to the public. Certain administrative and other fees and expenses are charged to both the Gateway fund and the core portfolio(s). The services provided and fees charged to a Gateway fund are in addition to and not duplicative of the services provided and fees charged to the core portfolios. References to the activities of a Gateway fund are understood to refer to the investments of the core portfolio(s) in which it invests.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     .  what the Fund is trying to achieve;

     .  how we intend to invest your money; and

     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.


26  Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Diversified Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in a "multi-style" equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. The Fund currently invests in 10 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     We invest primarily in equity securities by combining 5 different equity investment styles--an index style, an income equity style, a large company style, a diversified small cap style, and an international style for the Fund's investments. We allocate the assets dedicated to large company investments to 2 Portfolios, and the assets allocated to small company investments to 4 Portfolios. Because we blend 5 equity investment styles for the Diversified Equity Fund, we anticipate that its price and return volatility will be less than that of the Growth Equity Fund, which blends 3 equity investment styles.

     The percentage of Fund assets invested in each core portfolio may temporarily deviate from the current allocations due to changes in market value. The Advisor will effect transactions daily to reestablish the current allocations. The Advisor may make changes in the current allocation at any time in response to market and other conditions. The Fund also may invest in more or fewer core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S.Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation with moderate annual return volatility.

     ---------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations were as follows:

     Investment Style/Portfolios                                 Allocation

     Index Portfolio                                              25%
     Equity Income Portfolio                                      25%
     Large Company Style                                          25%
          Large Company Growth Portfolio                                 20%
          Disciplined Growth Portfolio                                    5%
     Diversified Small Cap Style                                  10%
          Small Cap Index Portfolio                                     2.5%
          Small Company Growth Portfolio                                2.5%
          Small Company Value Portfolio                                 2.5%
          Small Cap Value Portfolio                                     2.5%
     International Style                                          15%
          International Portfolio                                     11.25%
          International Equity Portfolio                               3.75%
     TOTAL FUND ASSETS                                           100%


28  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 98 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 100 for the professional summaries for these managers.

     Core Portfolio             Sub-Advisor       Portfolio Manager(s)

     Index                      WCM               David D. Sylvester and
                                                  Laurie R. White
     Equity Income              WCM               David L. Roberts, CFA and
                                                  Gary J. Dunn, CFA
     Large Company Growth       Peregrine         John S. Dale, CFA and
                                                  Gary E. Nussbaum, CFA
     Disciplined Growth         Smith             Stephen S. Smith, CFA

     Small Cap Index            WCM               David D. Sylvester and
                                                  Laurie R. White
     Small Company Growth       Peregrine         Robert B. Mersky, CFA and
                                                  Paul E. von Kuster, CFA
     Small Company Value        Peregrine         Tasso H. Coin, Jr., CFA and
                                                  Douglas G. Pugh, CFA

     Small Cap Value            Smith             Stephen S. Smith, CFA

     International              Schroders         Michael Perelstein

     International Equity       WCM               Katherine Schapiro, CFA
                                                  and Stacey Ho, CFA

     ---------------------------------------------------------------------------
     Important Risk Factors
     Stocks of foreign companies purchased by this Fund may be subject to political and economic instability. Also, stocks of the smaller and medium-sized companies purchased for this Fund may be more volatile and less liquid than larger company stocks.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 74, and the specific risks listed here. They are all important to your investment choice.

                                                      Stock Funds Prospectus  29

Diversified Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING


                                                          CLASS A SHARES--COMMENCED
                                                          ON MAY 2, 1996
                                                       -------------------------------------------------------------
                                                          Sept. 30,        May 31,        May 31,        May 31,
                                                           1999/1/          1999           1998           1997
                                                       -------------------------------------------------------------
  For the period ended:

  Net asset value, beginning of period                   $ 48.25         $ 43.06        $ 36.51       $ 30.56

  Income from investment operations:
  Net investment income (loss)                              0.07            0.08           0.16          0.20
  Net realized and unrealized gain (loss)
    on investments                                         (0.31)           6.29           8.99          6.10

  Total from investment operations                         (0.24)           6.37           9.15          6.30

  Less distributions:
    Dividends from net investment income                    0.00           (0.20)         (0.27)        (0.16)
    Distributions from net realized gain                    0.00           (0.98)         (2.33)        (0.19)

  Total from distributions                                  0.00           (1.18)         (2.60)        (0.35)

  Net asset value, end of period                         $ 48.01         $ 48.25        $ 43.60       $ 36.51

  Total return (not annualized)/5/                         (0.50%)         15.08%         26.08%        20.75%

  Ratios/supplemental data:
    Net assets, end of period (000s)                     $70,624         $69,768        $56,350       $25,271

  Ratios to average net assets (annualized):
    Ratio of expenses to average net assets                 1.00%/2/        1.00%/2/       1.00%/2/      1.02%/2/
    Ratio of net investment income (loss) to
      average net assets                                    0.45%/2/        0.47%/2/       0.60%/2/      0.81%/2/

  Portfolio turnover                                          13%/3/          35%/3/         23%/3/        48%

  Ratio of expenses to average net assets prior
    to waived fees and reimbursed expenses(annualized)/4/   1.20%/2/        1.22%/2/       1.20%/2/      1.40%/2/

  Ratio of net investment income (loss) to average
    net assets prior to waived fees and
    reimbursed expenses (annualized)                        0.25%/2/        0.25%/2/       0.40%/2/      0.43%/2/
--------------------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/5/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

30  Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

               CLASS B SHARES--COMMENCED                                                 CLASS C SHARES--
               ON MAY 2, 1996                                                            COMMENCED ON
                                                                                         OCTOBER 1, 1998
--------------------------------------------------------------------------------------------------------------------
   May 31,       Sept. 30,       May 31,        May 31,        May 31,        May 31,      Sept. 30,     May 31,
    1996          1999/1/         1999           1998           1997           1996         1999/1/       1999
--------------------------------------------------------------------------------------------------------------------
   $29.89        $  47.69       $  42.69        $ 36.31        $ 30.54        $29.41       $48.26        $38.71


     0.02           (0.04)         (0.11)         (0.06)          0.03          0.02         0.08          0.08

     0.65           (0.32)          6.09           8.85           6.00          1.11        (0.44)        10.65

     0.67           (0.36)          5.98           8.79           6.03          1.13        (0.36)        10.73


     0.00            0.00           0.00          (0.08)         (0.07)         0.00         0.00         (0.20)
     0.00            0.00          (0.98)         (2.33)         (0.19)         0.00         0.00         (0.98)

     0.00            0.00          (0.98)         (2.41)         (0.26)         0.00         0.00         (1.18)

   $30.56        $  47.33       $  47.69        $ 42.69        $ 36.31        $30.54       $47.90       $ 48.26

     2.24%          (0.75%)        14.24%         25.13%         19.86%         3.84%       (0.75%)       28.02%


   $2,699        $113,874       $111,106        $81,548        $33,870        $2,447       $2,018       $   542


     1.52%/2/        1.75%/2/       1.75%/2/       1.75%/2/       1.76%/2/      2.37%/2/     1.75%/2/      1.75%/2/

     1.88%/2/       (0.30%)/2/     (0.28%)/2/     (0.15%)/2/      0.09%/2/      1.24%/2/    (0.28%)/2/    (0.28%)/2/

        6%             13%/3/         35%/3/         23%/3/         48%            6%          13%/3/        35%/3/


     4.06%/2/        2.20%/2/       2.22%/2/       2.19%/3/       2.41%/3/      4.95%/2/     2.63%/2/      5.15%/2/


    (0.66%)/2/      (0.75%)/2/     (0.75%)/2/     (0.59%)/2/     (0.56%)/2/    (1.34%)/2/   (1.16%)/2/    (3.68%)/2/
--------------------------------------------------------------------------------------------------------------------

                                                      Stock Funds Prospectus  31

Diversified Small Cap Fund
-------------------------------------------------------------------------------

     Investment Objective
     The Diversified Small Cap Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small capitalization equity investment styles.

     --------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in a "multi-style" approach designed to minimize the volatility and risk of investing in small capitalization equity securities. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund.

     The Fund invests in several different small capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. The Fund currently invests in 4 core portfolios.

     --------------------------------------------------------------------------

     Permitted Investments
     The percentage of Fund assets invested in each core portfolio may temporarily deviate from the current allocations due to changes in market value. The Advisor will effect transactions daily to reestablish the current allocations. The Advisor may make changes in the current allocation at any time in response to market and other conditions. The Fund also may invest in more or fewer core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation with moderate annual return volatility.

     --------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations for the fund were as follows:

     Investment Style/Portfolios                       Allocation

     Small Cap Index Portfolio                          25%
     Small Company Growth Portfolio                     25%
     Small Company Value Portfolio                      25%
     Small Cap Value Portfolio                          25%
     TOTAL FUND ASSETS                                 100%

-------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 98 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 100 for the professional summaries for these managers.

     Core Portfolio              Sub-Advisor         Portfolio Manager(s)

     Small Cap Index             WCM                 David D. Sylvester and
                                                     Laurie R. White
     Small Company Growth        Peregrine           Robert B. Mersky, CFA and
                                                     Paul E. von Kuster, CFA
     Small Company Value         Peregrine           Tasso H. Coin, Jr., CFA and
                                                     Douglas G. Pugh, CFA
     Small Cap Value             Smith               Stephen S. Smith, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors
     Stocks of smaller companies purchased for the Fund may be more volatile and less liquid than larger company stocks. Also, short term changes in the demand for the securities of smaller companies may have a disproportionate effect on their market price, tending to make the prices of these securities fall more in response to selling pressure. Growth style stocks are selected in part based on their prospects for future earnings, and may not grow as expected. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 74, and the specific risks listed here. They are all important to your investment choice.

Diversified Small Cap Fund                                  Financial Highlights
--------------------------------------------------------------------------------


This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                   CLASS A SHARES--                      CLASS B SHARES--
                                                                   COMMENCED ON                          COMMENCED ON
                                                                   OCTOBER 6, 1998                       OCTOBER 1, 1998
                                                             -----------------------------------------------------------------
                                                                   Sept. 30,      May 31,         Sept.30,      May 31,
For the period ended:                                                1999/1/        1999            1999/1/      1999
                                                             -----------------------------------------------------------------
Net asset value, beginning of period                              $   9.52        $   7.77       $   8.96      $   7.97

Income from investment operations:
  Net investment income (loss)                                       (0.01)          (0.02)         (0.03)        (0.03)
  Net realized and unrealized gain (loss)
     on investments                                                   0.03            1.77           0.03          1.02

Total from investment operations                                      0.02            1.75           0.00          0.99

Less distributions:
  Dividends from net investment income                                0.00            0.00/2/        0.00          0.00
  Distributions from net realized gain                                0.00            0.00           0.00          0.00

Total from distributions                                              0.00            0.00           0.00          0.00

Net asset value, end of period                                    $   9.54        $   9.52       $   8.96      $   8.96

Total return (not annualized)/6/                                      0.21%          22.52%          0.00%        12.42%

Ratios/supplemental data:
  Net assets, end of period (000s)                                $   1,271       $  1,504       $    557      $    476

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                             1.40%/3/        1.40%/3/       2.15%/3/      1.99%/3/
  Ratio of net investment income (loss) to
     to average net assets                                           (0.28%)/3/      (0.22%)/3/     (1.14%)/3/    (0.84%)/3/

Portfolio turnover/4/                                                   39%            112%            39%          112%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)/5/                 2.56%/3/        2.30%/3/       4.21%/3/      5.63%/3/

Ratio of net investment income (loss) to average
  net assets prior to waived fees and
  reimbursed expenses (annualized)                                   (1.44%)/3/      (1.12%)/3/     (3.20%)/3/    (4.48%)/3/

-----------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Actual dividends per share were less than $0.01.
/3/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /4/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/5/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/6/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

34  Stock Funds Prospectus

                                       This page intentionally left blank
-------------------------------------------------------------------------

Equity Income Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Income Fund seeks long-term capital appreciation and above-average divident income.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies. We invest primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. We primarily emphasize investments in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of total assets in income-producing equity securities; and

     . in issues of companies with market capitalization greater than the median of the Russell 1000 Index (as of December 31, 1999, this median was approximately $4 billion; the median is expected to change frequently).

     We may invest in preferred stocks, convertible securities, and securities of foreign companies. We will normally limit our investment in a single issuer to 10% or less of our total assets. The Fund may invest in additional core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation and above-average dividend income.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Stocks selected for their high dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 74; and the specific risks listed here. They are all important to your investment choice.

36  Stock Funds Prospectus

                                              This page intentionally left blank
     ---------------------------------------------------------------------------

Equity Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING



                                                                                   CLASS A SHARES--COMMENCED
                                                                                   ON MAY 2, 1996
                                                                                  -------------------------------------------------
                                                                                    Sept. 30,   May 31,   May 31,   May 31,
For the period ended:                                                                 1999        1999      1998      1997
                                                                                  -------------------------------------------------
 Net asset value, beginning of period                                              $  46.36      $  41.19     $ 33.16       $ 27.56

Income from investment operations:
  Net investment income (loss)                                                         0.17          0.51        0.52          0.57
  Net realized and unrealized gain (loss)
    on investments                                                                    (2.09)         5.45        8.77          5.54

Total from investment operations                                                      (1.92)         5.96        9.29          6.11

Less distributions:
  Dividends from net investment income                                                (0.24)        (0.53)      (0.54)        (0.51)
  Distributions from net realized gain                                                 0.00         (0.26)      (0.72)         0.00

Total from distributions                                                              (0.24)        (0.79)      (1.26)        (0.51)

Net asset value, end of period                                                     $  44.20      $  46.36     $ 41.19       $ 33.16

Total return (not annualized)/5/                                                      (4.16%)       14.74%      28.64%        22.40%

Ratios/supplemental data:
  Net assets, end of period (000s)                                                 $109,081      $105,162     $75,144       $43,708

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                              0.85%/2/      0.85%/2/    0.85%/2/      0.85%
  Ratio of net investment income (loss) to
    average net assets                                                                 1.12%/2/      1.23%/2/    1.44%/2/      1.95%

Portfolio turnover                                                                        5%/3/         3%/3/       3%/3/         5%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses(annualized)/4/                                   0.90%/2/      0.93%/2/    0.91%/2/      0.93%

Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed
  expenses (annualized)                                                                1.07%/2/      1.15%/2/    1.38%/2/      1.87%
------------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio in which the Fund invests. /3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/5/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

38  Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                                                         CLASS SHARES--
                CLASS B SHARES--COMMENCED                                                COMMENCED ON
                ON MAY 2, 1996                                                           OCTOBER 1, 1998
-----------------------------------------------------------------------------------------------------------------------------------
May 31,         Sept. 30,      May 31,       May 31,      May 31,        May 31,         Sept. 30,           May 31,
 1996           1999/1/         1999          1998         1997           1996            1999/1/             1999
-----------------------------------------------------------------------------------------------------------------------------------
$ 26.94         $  46.27     $  41.12       $ 33.09      $ 27.54        $ 26.94         $   47.49           $   37.26

   0.07             0.05         0.19          0.24         0.36           0.02              0.08                0.47

   0.55            (2.08)        5.45          8.75         5.52           0.58             (2.17)              10.39

   0.62            (2.03)        5.64          8.99         5.88           0.60             (2.09)              10.86

   0.00            (0.07)       (0.23)        (0.24)       (0.33)          0.00             (0.10)              (0.48)
   0.00             0.00        (0.26)        (0.72)        0.00           0.00              0.00               (0.15)

   0.00            (0.07)       (0.49)        (0.96)       (0.33)          0.00             (0.10)              (0.63)

$ 27.56         $  44.17     $  46.27       $ 41.12      $ 33.09        $ 27.54          $  45.30           $   47.49

   2.30%           (4.40%)      13.90%        27.67%       21.48%          2.23%            (4.41%)             28.55%


$31,448         $118,792     $106,688       $67,385      $33,626        $17,318          $  2,124           $   1,106


   0.91%            1.60%/2/     1.60%/2/      1.60%/2/     1.59%          1.72%             1.60%/2/            1.60%/2/

   3.69%            0.37%/2/     0.48%/2/      0.69%/2/     1.24%          2.92%             0.42%/2/            0.48%/2/

      1%               5%/3/        3%/3/         3%/3/        5%             1%                5%/3/               3%/3/


   1.91%            1.90%/2/     1.94%/2/      1.91%/2/     1.96%          2.63%             2.37%/2/            4.37%/2/

   2.69%            0.07%/2/     0.14%/2/      0.38%/2/     0.87%          2.01%            (0.35%)/2/          (2.29%)/2/
-----------------------------------------------------------------------------------------------------------------------------------

                                                    Stock Funds Prospectus    39

Equity Index Fund
-------------------------------------------------------------------------------

     Portfolio Managers: David D. Sylvester; Laurie R. White

     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Index Fund seeks to approximate to the extent practicable the total rate of return of substantially all common stocks comprising the S&P 500 Index.

     --------------------------------------------------------------------------

     Investment Policies
     We invest in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. The Fund attempts to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

     A precise duplication of the performance of the S&P 500 Index would mean that the net asset value of Fund shares, including dividends and capital gains would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We will regularly monitor the performance and composition of the S&P 500 Index, and adjust the Fund's portfolio as necessary in order to achieve the at least 95% correlation.

     --------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . in a diversified portfolio of common stocks designed to replicate the holdings and weightings of the stocks listed on the S&P 500 Index;

     . in stock index futures and options on stock indexes as a substitute for comparable position in the underlying securities; and

     . in interest-rate futures contracts, options or interest rate swaps and index swaps.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of approximating the total rate of return of the S&P 500 Index.

     --------------------------------------------------------------------------

     Important Risk Factors
     We attempt to match as closely as possible the performance of the S&P 500 Index. Therefore, during periods when the S&P 500 Index is losing value, your investment will also lose value.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 74, and the specific risks listed here. They are all important to your investment choice.

40   Stock Funds prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Equity Index Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                                                           CLASS A SHARES--COMMENCED
                                                                           ON JANUARY 25, 1984
                                                                           --------------------------------------------
                                                                              Sept. 30,      Sept. 30,      March 31,
For the period ended:                                                           1999          1998/1/         1998
                                                                           --------------------------------------------
Net asset value, beginning of period                                         $  64.93        $  70.32       $  49.60

Income from investment operations:
  Net investment income (loss)                                                   0.53            0.33           0.48
  Net realized and unrealized gain (loss)
    on investments                                                              16.54           (5.39)         22.31

Total from investment operations                                                17.07           (5.06)         22.79

Less distributions:
  Dividends from net investment income                                          (0.53)          (0.33)         (0.48)
  Distributions from net realized gain                                          (3.33)           0.00          (1.59)

Total from distributions                                                        (3.86)          (0.33)         (2.07)

Net asset value, end of period                                               $  78.14        $  64.93       $  70.32

Total return (not annualized)/6/                                                26.82%          (7.22%)        46.48%

Ratios/supplemental data:
  Net assets, end of period (000s)                                           $611,111        $518,778       $578,882

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                        0.71%           0.71%          0.89%/4/
  Ratio of net investment income (loss) to
    average net assets                                                           0.68%           0.94%          0.80%/4/

Portfolio turnover                                                                  6%              6%             4%/4/

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)                               0.80%           0.77%          0.95%/4/

Ratio of net investment income (loss) to average
  net assets prior to waived fees and reimbursed
  expenses (annualized)                                                          0.59%           0.88%          0.74%/4/
-----------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed year-end from March 31 to September 30.
/2/ The Fund changed fiscal year-end from September 30 to March 31.
/3/ The Fund changed fiscal year-end from December 31 to September 30.
/4/ Reflects activity of the Master Portfolio prior to December 15, 1997.
/5/ Represents activity for the Fund's stand-alone period only. The portfolio turnover rate for the Corporate Stock Master Portfolio for the period from April 28, 1996 to September 30, 1996, was 3%.
/6/ Total returns do not include any sales charges.

42  Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                                               CLASS B SHARES--COMMENCED
                                                                               ON FEBRUARY 17, 1998
----------------------------------------------------------------------------------------------------------------------------
          March 31,      Sept. 30,            Dec. 31,          Dec. 31,         Sept. 30,         Sept. 30,     March 31,
          1997/2/        1996/3/               1995              1994             1999             1998/1/         1998
----------------------------------------------------------------------------------------------------------------------------
          $46.24        $  41.45             $  31.42           $  33.00         $ 65.03            $ 70.41       $ 65.18


            0.25            0.42                 0.59               0.63           (0.03)              0.04          0.01

            4.61            4.79                10.65              (0.50)          16.52              (5.38)         5.24

            4.86            5.21                11.24               0.13           16.49              (5.34)         5.23


           (0.25)          (0.42)               (0.59)             (0.63)           0.00              (0.04)         0.00
           (1.25)           0.00                (0.62)             (1.08)          (3.33)              0.00          0.00

           (1.50)          (0.42)               (1.21)             (1.71)          (3.33)             (0.04)         0.00

          $49.60        $  46.24             $  41.45           $  31.42         $ 78.19            $ 65.03       $ 70.41

           10.63%          12.60%               35.99%              0.42%          25.86%             (7.59%)        8.02%


        $406,739        $370,439             $327,208           $236,265         $66,931            $17,499       $ 3,811


            0.97%/4/        1.01%/4/             0.96%              0.97%           1.45%              1.45%         1.45%

            1.02%/4/        1.28%/4/             1.59%              1.92%          (0.06%)             0.14%        (0.19%)

               2%/4/           1%/4/,/5/            6%                 7%              6%                 6%            4%


            1.07%/4/        1.08%/4/             1.00%              1.00%           1.61%              1.58%         1.64%


            0.92%/4/        1.21%/4/             1.55%              1.89%          (0.22%)             0.01%        (0.38%)
----------------------------------------------------------------------------------------------------------------------------


                                                      Stock Funds Prospectus  43

Equity Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Allan White; Allen Wisniewski, CFA; Gregg Giboney,
     CFA
     ---------------------------------------------------------------------------
     Investment Objective
     The Equity Value Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------
     Investment Strategies
     We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that are trading at low price-to-earnings ratios, as measured against the stock market as a whole or against the individual stock's own price history. In addition we look at the price-to-book value and price-to-cash flow ratios of companies for indications of attractive valuation. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stocks. We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.

     ---------------------------------------------------------------------------
     Permitted Investments
     Under normal market conditions, we invest:

     . primarily in common stocks of both large, well-established companies and smaller companies with market capitalization exceeding $50 million at the time of purchase;

     . in debt instruments that may be converted into the common stock of both
       U.S. and foreign companies; and

     . up to 25% of our assets in foreign companies through American Depositary
       Receipts and similar instruments.

     We may also purchase convertible debt securities with the same characteristics as common stock, as well as in preferred stock and warrants.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders. During such periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------
     Important Risk Factors
     There is no guarantee that securities selected as "undervalued" will perform as expected. Stocks of smaller, medium-sized and foreign companies purchased using the value approach may be more volatile and less liquid than other comparable securities.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 74, and the specific risks listed here. They are all important to your investment choice.

44  Stock Funds Prospectus

                                             This page intentionally left blank
     ---------------------------------------------------------------------------

Equity Value Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information for periods subsequent to September 30,1995, which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING


                                                                      CLASS A SHARES--COMMENCED
                                                                      ON JULY 2,1990
                                                                      ----------------------------------------------------------
                                                                             Sept. 30,      Sept. 30,           March 31,
        For the period ended:                                                  1999          1998                 1998
                                                                       ---------------------------------------------------------
        Net asset value, beginning of period                                 $ 14.93        $ 18.15             $ 14.43

        Income from investment operations:
          Net investment income (loss)                                          0.14           0.09                0.17
          Net realized and unrealized gain (loss)
            on investments                                                      0.58          (3.22)               5.58

        Total from investment operations                                        0.72          (3.13)               5.75

        Less distributions:
          Dividends from net investment income                                 (0.14)         (0.09)              (0.17)
          Distributions from net realized gain                                 (1.26)          0.00               (1.86)

        Total from distributions                                               (1.40)         (0.09)              (2.03)

        Net asset value, end of period                                       $ 14.25        $ 14.93             $ 18.15

        Total return (not annualized)/5/                                        4.34%        (17.27%)             41.76%

        Ratios/supplemental data:
          Net assets, end of period (000s)                                   $31,764        $43,679             $52,392

        Ratios to average net assets (annualized):
          Ratio of expenses to average net assets                               1.17%          1.09%               1.07%
          Ratio of net investment income (loss) to
            average net assets                                                  0.85%          1.06%               1.03%

        Portfolio turnover                                                        72%            23%                 50%

        Ratio of expenses to average net assets prior to
          waived fees and reimbursed expenses (annualized)                      1.26%          1.09%               1.16%

        Ratio of net investment income (loss) to average
          net assets prior to waived fees and reimbursed
          expenses (annualized)                                                 0.76%          1.06%               0.94%

-------------------------------------------------------------------------------
 /1/      The Fund changed its fiscal year-end from March 31 to September 30.
 /2/      The Fund changed its fiscal year-end from September 30 to March 31.
 /3/      The Fund changed its Investment Advisor during this fiscal year.
 /4/      Per share data based upon average monthly shares outstanding.
 /5/      Total returns do not include any sales charges.

46  Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


                                        CLASS B SHARES-COMMENCED                                         CLASS C SHARES-COMMENCED
                                        ON FEBRUARY 17, 1995                                             ON APRIL 1, 1998
----------------------------------------------------------------------------------------------------------------------------------
March 31,   Sept. 30,     Sept. 30,     Sept. 30,    Sept. 30,     March 31,     Sept. 30,    Sept. 30,    Sept. 30,     Sept. 30,
1997/1/      1996/1/       1995          1999         1998/1/       1998         1997/1/       1996/1/      1999           1998
----------------------------------------------------------------------------------------------------------------------------------
 $12.66     $ 13.27       $ 12.36       $ 12.23      $ 14.86        $ 11.81       $10.34       $10.00       $ 12.23     $ 14.86

   0.08        0.20          0.24          0.02         0.02           0.05         0.01         0.00          0.02        0.02

   1.89        1.60          1.63          0.48        (2.63)          4.57         1.57         0.34          0.48       (2.63)

   1.97        1.80          1.87          0.50        (2.61)          4.62         1.58         0.34          0.50       (2.61)


  (0.08)      (0.19)        (0.25)        (0.02)       (0.02)         (0.05)       (0.01)        0.00         (0.02)      (0.02)
  (0.12)      (2.22)        (0.71)        (1.03)        0.00          (1.52)       (0.10)        0.00         (1.04)       0.00

  (0.20)      (2.41)        (0.96)        (1.05)       (0.02)         (1.57)       (0.11)        0.00         (1.06)      (0.02)

 $14.43      $12.66       $ 13.27        $11.68      $ 12.23        $ 14.86       $11.81       $10.34       $ 11.67     $ 12.23

  15.63%      14.27%        16.58%         3.68%      (17.54%)        40.87%       15.31%        3.40%         3.69%     (17.57%)


$20,798     $18,453      $170,406        85,490      $73,343        $72,428       $2,542        $  0        $873        $ 1,239



  1.05%       1.18%         0.96%         1.83%        1.81%          1.76%        1.70%        0.00%          1.83%       1.83%

  1.14%       1.73%         1.97%         0.18%        0.36%          0.42%        0.34%        1.83%          0.18%       0.41%

    45%         91%           75%           72%          23%            50%          45%          91%            72%         23%


  1.12%       1.22%         0.98%         2.02%        1.81%          1.83%        2.19%         N/A           2.32%       2.84%



  1.07%       1.69%         1.95%        (0.01%)       0.36%          0.35%       (0.15%)         N/A         (0.31%)     (0.60%)
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Stock Funds Prospectus 47

Growth Fund
-------------------------------------------------------------------------------

     Portfolio Manager: Kelli Hill

     ---------------------------------------------------------------------------

     Investment Objective
     The Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing primarily in common stocks and other equity securities and we look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth. We focus our investment strategy on larger capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks;

     . the majority of total assets in issues of companies with market capitalization that falls within, but towards the higher end of, the range of the Russell 1000 Index, an index comprised of the 1,000 largest U.S. companies based on total market capitalization, that is considered a mid-capitalization index (As of December 31, 1999, this range was from $220 million to $604 billion. The range is expected to change frequently.); and

     . up to 25% of total assets in foreign companies through American
       Depositary Receipts ("ADRs") and similar instruments.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.
     ---------------------------------------------------------------------------

     Important Risk Factors
     This Fund is primarily subject to the risks associated with equity securities, including foreign equity and mid-capitalization equity securities, described under Common Risks in the "Summary of Important Risks" section. The advisor selects growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 74; and the specific risks listed here. They are all important to your investment choice.

48 Stock Funds Prospectus

                                             This page intentionally left blank
-------------------------------------------------------------------------------

Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING


                                                             CLASS A SHARES--COMMENCED
                                                             ON AUGUST 2, 1990
                                                          -----------------------------------------------------------------------
                                                            Sept. 30,       Sept. 30,       March 31,       March 31,
For the period ended:                                         1999           1998/1/          1998           1997/2/
                                                          -----------------------------------------------------------------------
Net asset value, beginning of period                        $  20.48       $  22.09         $  19.20        $  17.91

Income from investment operations:
  Net investment income (loss)                                  0.01           0.05             0.11            0.06
  Net realized and unrealized gain (loss)
    on investments                                              5.65          (1.61)            6.18            1.34

Total from investment operations                                5.66          (1.56)            6.29            1.40

Less distributions:
  Dividends from net investment income                         (0.01)         (0.05)           (0.11)          (0.06)
  Distributions from net realized gain                         (3.28)          0.00            (3.29)          (0.05)

Total from distributions                                       (3.29)         (0.05)           (3.40)          (0.11)

Net asset value, end of period                              $  22.85       $  20.48         $  22.09        $  19.20

Total return (not annualized)/4/                               29.54%         (7.08%)          34.65%           7.86%

Ratios/supplemental data:
  Net assets, end of period (000s)                          $315,134       $305,309         $365,405        $283,468

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                       1.10%          1.08%            1.12%           1.14%
  Ratio of net investment income (loss) to
    average net assets                                          0.05%          0.42%            0.53%           0.65%

Portfolio turnover                                                38%            18%             137%            40%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)              1.13%          1.08%            1.13%          N/A

Ratio of net investment income (loss) to average
  net assets prior to waived fees and reimbursed
  expenses (annualized)                                         0.02%          0.42%            0.52%          N/A
---------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to September 30. /2/ The Fund changed its fiscal year-end from September 30 to March 31. /3/ The Fund changed its fiscal year-end from December 31 to September 30. /4/ Total returns do not include any sales charges.


50  Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                            CLASS B
                                            SHARES--COMMENCED
                                            ON JANUARY 1,1995

----------------------------------------------------------------------------------------------------------------------------------
   Sept. 30,       Dec. 31,      Dec. 31,      Sept. 30,     Sept. 30,    March 31,     March 31,     Sept. 30,      Dec. 31,
    1996/3/          1995         1994           1999         1998/1/       1998         1997/1/       1996/3/          1995
----------------------------------------------------------------------------------------------------------------------------------
   $17.26          $  14.10      $  14.75      $ 14.53       $ 15.70       $ 13.64      $ 12.74       $ 12.29        $10.00

     0.07              0.19          0.22        (0.09)        (0.02)        (0.01)        0.00         (0.01)         0.05

     2.00              3.87         (0.27)        4.00         (1.15)         4.38         0.94          1.42          2.79

     2.07              4.06         (0.05)        3.91         (1.17)         4.37         0.94          1.41          2.84

    (0.07)            (0.19)        (0.22)        0.00          0.00          0.00         0.00          0.00         (0.05)
    (1.35)            (0.71)        (0.38)       (2.33)         0.00         (2.31)       (0.04)        (0.96)        (0.50)

    (1.42)            (0.90)        (0.60)       (2.33)         0.00         (2.31)       (0.04)        (0.96)        (0.55)

   $17.91          $  17.26      $  14.10      $ 16.11       $ 14.53       $ 15.70      $ 13.64       $ 12.74        $12.29

    12.45%            28.90%        (0.29%)      28.68%        (7.45%)       33.83%        7.36%        11.89%        28.47%


 $254,498          $178,488      $113,525      $60,909       $48,772       $52,901      $23,010       $12,832        $4,682

     1.18%             1.18%         1.11%        1.79%         1.79%         1.79%        1.86%         1.93%         1.87%

     0.56%             1.23%         1.51%       (0.64%)       (0.29%)       (0.15%)      (0.06%)       (0.12%)        0.43%

       83%              100%           71%          38%           18%          137%          40%           83%          100%

     1.19%             1.21%         1.15%        1.86%         1.79%         1.80%        1.89%         2.03%         2.21%

     0.55%             1.20%         1.47%       (0.71%)       (0.29%)       (0.16%)      (0.09%)       (0.22%)        0.09%
----------------------------------------------------------------------------------------------------------------------------------

                                                      Stock Funds Prospectus  51

Growth Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Growth Equity Fund seeks a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. The Fund currently invests in 7 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     The Fund invests primarily in equity securities by combining 3 different equity investment styles--a large company growth style, a diversified small cap style, and an international style. The Fund allocates the assets dedicated to small company investments to 4 Portfolios. It is anticipated that the Fund's price and return volatility will be somewhat greater than those of the Diversified Equity Fund, which blends 5 equity styles.

     The percentage of Fund assets invested in each core portfolio may temporarily deviate from the current allocations due to changes in market value. The Advisor will effect transactions daily to reestablish the current allocations. The Advisor may make changes in the current allocation at any time in response to market and other conditions. The Fund also may invest in more or fewer core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of providing a high level of long-term capital appreciation with moderate annual return volatility.

     ---------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations for the fund were as follows:

     Investment Style/Portfolios                               Allocation

     Large Company Growth Portfolio                            35%
     Diversified Small Cap Style                               35%
          Small Cap Index Portfolio                                  8.75%
          Small Company Growth Portfolio                             8.75%
          Small Company Value Portfolio                              8.75%
          Small Cap Value Portfolio                                  8.75%
     International Style                                       30%
          International Portfolio                                    22.5%
          International Equity Portfolio                              7.5%
     TOTAL FUND ASSETS                                        100%

52   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 98 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 100 for the professional summaries for these managers.

     Core Portfolio                Sub-Advisor       Portfolio Manager(s)
     Large Company Growth          Peregrine         John S. Dale, CFA and
                                                     Gary E. Nussbaum, CFA
     Small Cap Index               WCM               David D. Sylvester and
                                                     Laurie R. White
     Small Company Growth          Peregrine         Robert B. Mersky, CFA and
                                                     Paul E. von Kuster, CFA
     Small Company Value           Peregrine         Tasso H. Coin, Jr., CFA and
                                                     Douglas G. Pugh, CFA
     Small Cap Value               Smith             Stephen S. Smith, CFA
     International                 Schroders         Michael Perelstein
     International Equity          WCM               Katherine Schapiro, CFA and
                                                     Stacey Ho, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors
     This Fund is primarily subject to the equity market risks described in the Common Risks section.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 74, and the specific risks listed here. They are all important to your investment choice.

                                                      Stock Funds Prospectus  53

Growth Equity Fund
--------------------------------------------------------------------------------


This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                                                          CLASS A SHARES--COMMENCED
                                                                          ON MAY 2, 1996
                                                                    -----------------------------------------------------------
                                                                     Sept. 30,        May 31,        May 31,        May 31,
For the period ended:                                                  1999            1999           1998           1997
                                                                    -----------------------------------------------------------
Net asset value, beginning of period                                $   36.17       $   35.73      $   32.49     $   28.08

Income from investment operations:
  Net investment income (loss)                                          (0.01)          (0.02)         (0.06)        (0.02)
  Net realized and unrealized gain
    on investments                                                       0.67            2.56           6.88          4.06

Total from investment operations                                         0.66            2.54           6.82          4.04

Less distributions:
  Dividends from net investment income                                   0.67           (0.03)         (0.04)        (0.04)
  Distributions from net realized gain                                   0.00           (2.07)         (3.54)        (0.59)

Total from distributions                                                 0.67           (2.10)         (3.58)        (0.63)

Net asset value, end of period                                      $   36.83       $   36.17      $   35.73     $   32.49

Total return (not annualized)5                                           1.82%           7.57%         22.55%        14.11%

Ratios/supplemental data:
  Net assets, end of period (000s)                                  $  23,750       $  17,335      $  21,567     $  14,146

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                1.25%/2/        1.25%/2/       1.25%/2/      1.30%/2/
  Ratio of net investment income (loss) to
    average net assets                                                  (0.01%)/2/      (0.08%)/2/     (0.11%)/2/    (0.12%)2

Portfolio turnover                                                         22%/3/          73%/3/         47%/3/           9%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized) 4                     1.45%/2/        1.44%/2/       1.42%/2/      1.95%/2/

Ratio of net investment income (loss) to average
  net assets prior to waived fees and
  reimbursed expenses (annualized)                                      (0.21%)/2/      (0.27%)/2/     (0.28%)/2/    (0.77%)/2/
-------------------------------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/5/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

54   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                         CLASS B SHARES--COMMENCED                                                     CLASS C SHARES--
                         ON MAY 6, 1996                                                                 COMMENCED ON
                                                                                                       OCTOBER 1, 1998
------------------------------------------------------------------------------------------------------------------------------------
      May 31,            Sept. 30           May 31,       May 31,      May 31,       May 31,           Sept. 30         May 31,
       1996               1999/1/            1999          1998         1997          1996/1/           1999/1/         1999/1/
------------------------------------------------------------------------------------------------------------------------------------
     $ 28.50            $ 35.39            $ 35.23       $ 32.28      $ 29.07        $28.18            $36.29           $30.66


        0.00              (0.10)             (0.25)        (0.23)       (0.13)         0.00              0.02            (0.13)

        0.58               0.64               2.48          6.72         3.93          0.89              0.53             7.86

        0.58               0.54               2.23          6.49         3.80          0.89              0.55             7.73


        0.00               0.00               0.00          0.00         0.00          0.00              0.00            (0.03)
        0.00               0.00              (2.07)        (3.54)       (0.59)         0.00              0.00            (2.07)

        0.00               0.00              (2.07)        (3.54)       (0.59)         0.00              0.00            (2.10)

     $ 29.08            $ 35.93            $ 35.39       $ 35.23      $ 32.28        $29.07            $36.84           $36.29

        2.04%              1.53%              6.78%        21.63%       13.28%         3.16%             1.52%           25.73%


     $ 3,338            $19,211            $18,976       $16,615      $ 8,713        $  703            $  320           $   60


        2.08%/2/           2.00%/2/           2.00%/2/      2.00%/2/     2.04%/2/      2.92%/2/          2.00%/2/         2.01%/2/

        0.34%/2/          (0.76%)/2/         (0.83%)/2/    (0.85%)/2/   (0.82%)/2/    (0.40%)/2/        (0.87%)/2        (0.87%)/2/

           7%                22%/3/             73%/3/        47%/3/        9%            7%               22%/3/           73%/3/


        6.40%/2/           2.45%/2/           2.45%/2/      2.45%/2/     3.02%/2/      7.44%/2/          6.22%/2/        21.40%/2/



       (3.98%)/2/         (1.21%)/2/         (1.28%)/2/    (1.30%)/2/   (1.80%)/2/    (4.92%)/2/        (5.09%)/2/      (20.26%)/2/




                                                      Stock Funds Prospectus  55

International Fund
--------------------------------------------------------------------------------

     Portfolio Manager:           Michael Perelstein

     ---------------------------------------------------------------------------

     Investment Objective
     The International Fund seeks long-term capital appreciation by investing in high-quality companies based outside the United States.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies.

     ---------------------------------------------------------------------------

     Permitted Investments
     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 74, and the specific risks listed here. They are all important to your investment choice.


56   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

International Fund
--------------------------------------------------------------------------------


This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

------------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
                                                                           CLASS A SHARES--COMMENCED
                                                                           ON APRIL 12, 1995
                                                                           ---------------------------------------------------------
                                                                            Sept. 30,     May 31,    May 31,    May 31,
                                                                             1999/1/       1999       1998       1997
                                                                           ---------------------------------------------------------
For the period ended:

Net asset value, beginning of period                                       $ 22.78       $ 23.84    $ 21.66    $ 19.82

Income from investment operations:
  Net investment income (loss)                                                0.07          0.04       0.03       0.10
  Net realized and unrealized gain (loss)
    on investments                                                            0.88         (0.43)      2.35       1.94

Total from investment operations                                              0.95         (0.39)      2.38       2.04

Less distributions:
  Dividends from net investment income                                        0.00         (0.21)     (0.20)     (0.20)
  Distributions from net realized gain                                        0.00         (0.46)      0.00       0.00

Total from distributions                                                      0.00         (0.67)     (0.20)     (0.20)

Net asset value, end of period                                             $ 23.73       $ 22.78    $ 23.84    $ 21.66

Total return (not annualized)/6/                                              4.17%        (1.36%)    11.20%     10.33%

Ratios/supplemental data:
  Net assets, end of period (000s)                                         $ 2,726       $ 2,866    $ 3,342    $ 2,240

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                     1.50%/2/      1.50%/2/   1.47%/2/   1.43%/2/
  Ratio of net investment income (loss) to
    average net assets                                                        0.92%/2/      0.37%/2/   0.44%/2/   0.42%/2/

Portfolio turnover                                                              23%/4/        95%/3/     37%/3/     48%/4/

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)/5/                         1.81%/2/      1.80%/2/   1.72%/2/   1.72%/2/

Ratio of net investment income (loss) to average
  net assets prior to waived fees and reimbursed
  expenses (annualized)                                                       0.61%/2/      0.07%/2/   0.19%/2/   0.13%/2/
-----------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's turnover rate.
/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/5/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/6/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

 58    Stock Funds Prospectus

                                                          Financial Highlights
--------------------------------------------------------------------------------





                                      CLASS B SHARES--COMMENCED
                                      ON MAY 12,1995
------------------------------------------------------------------------------------------------------------------------------------

     May 31,        Oct.31,              Sept.30,      May 31,      May 31,       May 31,     May 31,      Oct.31,
      1996           1995                 19991         1999         1998          1997        1996         1995
------------------------------------------------------------------------------------------------------------------------------------
     $17.97         $16.50               $22.66        $23.70       $21.55        $19.71      $17.91       $17.20


       0.35           0.01                 0.02         (0.06)       (0.09)        (0.06)       0.25         0.01

       1.83           1.46                 0.86         (0.49)        2.31          1.93        1.83         0.70

       2.18           1.47                 0.88         (0.55)        2.22          1.87        2.08         0.71


      (0.33)          0.00                 0.00         (0.03)       (0.07)        (0.03)      (0.28)        0.00
       0.00           0.00                 0.00         (0.46)        0.00          0.00        0.00         0.00

      (0.33)          0.00                 0.00         (0.49)       (0.07)        (0.03)      (0.28)        0.00

     $19.82         $17.97               $23.54        $22.66       $23.70        $21.55      $19.71       $17.91

      12.31%          8.91%                3.88%        (2.08%)      10.39%         9.44%      11.79%        4.30%


     $1,080         $  216               $1,960        $1,973       $2,245        $1,667      $  995       $  395


       1.50%/2/       1.32%/2/             2.25%/2/      2.25%/2/     2.22%/2/      2.18%/2/    2.25%/2/     1.27%/2/

       0.92%/2/       0.26%/2/             0.18%/2/     (0.30%)/2/   (0.29%)/2/    (0.34%)/2/  (0.02%)/2/    0.17%/2/

         14%/4/         29%/4/               23%/4/        95%/3/       37%/3/        48%/4/      14%/4/       29%/4/


       2.51%/2/      20.95%/2/             2.92%/2/      2.89%/2/     2.81%/2/      2.76%/2/    3.11%/2/    14.57%/2/


      (0.09%)/2/    (19.37%)/2/           (0.49%)/2/    (0.94%)/2/   (0.88%)/2/    (0.92%)/2/  (0.88%)/2/  (13.13%)/2/

                                                      Stock Funds Prospectus  59

International Equity Fund
-------------------------------------------------------------------------------

     Portfolio Managers: Katherine Schapiro, CFA; Stacey Ho, CFA
     --------------------------------------------------------------------------

     Investment Objective
     The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long-term, by investing primarily in equity securities of non-U.S. companies.

     --------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of equity securities of companies based in developed non-U.S. countries and in emerging markets of the world. We expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

     We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

     --------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions we invest:

     . at least 80% of total assets in equity securities of companies located or operating outside the U.S.;

     .  in a minimum of five countries exclusive of the U.S.;

     .  up to 50% of total assets in any one country;

     .  up to 25% of total assets in emerging markets;

     . in issuers with an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalization as low as $250 million; and

     . in equity securities including common stocks, and preferred stocks, and in warrants, convertible debt securities, American Depositary Receipts ("ADRs"), Government Depositary Receipts ("GDRs") (and similar instruments) and shares of other mutual funds.

     Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and forward foreign currency contracts.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. We may also, for temporary defensive purposes, invest without limit in cash, short-term debt and equity securities of U.S. companies when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of total return, with an emphasis on capital appreciation.

60 Stock Funds Prospectus

-------------------------------------------------------------------------------

     Important Risk Factors
     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 74, and the specific risks listed here. They are all important to your investment choice.

                                                       Stock Funds Prospectus 61

International Equity Fund
-------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                              CLASS A SHARES--COMMENCED
                                              ON SEPTEMBER 24, 1997

                                              ---------------------------------
                                               Sept.30,   Sept.30,    March 31,
For the period ended:                           1999       1998/1/     1998
                                              ---------------------------------
Net asset value, beginning of period           $ 9.36     $ 11.05      $ 10.00

Income from investment operations:
  Net investment income (loss)                  (0.02)       0.00         0.02
  Net realized and unrealized gain (loss) on
     investments                                 3.36       (1.69)        1.03

Total from investment operations                 3.34       (1.69)        1.05

Less distributions:
  Dividends from net investment income           0.00        0.00         0.00
  Distributions from net realized gain           0.00        0.00         0.00

Total from distributions                         0.00        0.00         0.00

Net asset value, end of period                $ 12.70     $  9.36      $ 11.05

Total return (not annualized)/2/                35.68%     (15.29%)      10.52%

Ratios/supplemental data:
  Net assets, end of period (000s)            $35,779     $23,857      $26,770

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets        1.75%       1.75%        1.75%
  Ratio of net investment income (loss) to
    average net assets                          (0.17%)      0.10%        0.35%

Portfolio turnover                                 41%         21%          12%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)                          2.10%       2.06%        2.20%

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)          (0.52%)     (0.21%)      (0.10%)

-------------------------------------------------------------------------------
/1/ The Fund changed its fiscal year-end from March 31 to September 30.
/2/ Total returns do not include any sales charges.

62 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

       CLASS B SHARES--COMMENCED                    CLASS C SHARES--COMMENCED
       ON SEPTEMBER 24, 1997                        ON APRIL 1, 1998
--------------------------------------------------------------------------------

          Sept. 30,      Sept. 30,      March 31,      Sept. 30,      Sept. 30,
            1999          1998/1/         1998           1999           1998
--------------------------------------------------------------------------------
          $  9.30        $ 11.01        $ 10.00         $ 9.30        $ 11.01


            (0.10)         (0.03)         (0.01)         (0.04)         (0.03)

             3.34          (1.68)          1.02           3.28          (1.68)

             3.24          (1.71)          1.01           3.24          (1.71)


             0.00           0.00           0.00           0.00           0.00
             0.00           0.00           0.00           0.00           0.00

             0.00           0.00           0.00           0.00           0.00

          $ 12.54        $  9.30        $ 11.01         $12.54        $  9.30

            34.84%        (15.53%)        10.10%         34.84%        (15.53%)


          $37,911        $30,070        $33,003         $  673        $   297


             2.40%          2.40%          2.40%          2.37%          2.40%

            (0.81%)        (0.56%)        (0.31%)        (0.78%)        (1.15%)

               41%            21%            12%            41%            21%


             2.79%          2.70%          2.84%          2.72%          2.66%


            (1.20%)        (0.86%)        (0.75%)        (1.13%)        (1.41%)

--------------------------------------------------------------------------------

                                                      Stock Funds Prospectus  63

Large Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: John S.Dale, CFA; Gary E. Nussbaum, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the Advisor believes have superior growth potential.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies.

     We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which, as of December 31, 1999, was approximately $4 billion, and is expected to change frequently. In selecting securities for the Fund, we seek issuers whose stock is attractively valued with fundamental characteristics that are significantly better than the market average and that support internal earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market.

     ---------------------------------------------------------------------------

     Permitted Investments
     We will not invest more than 10% of the Fund's total assets in the securities of a single issuer. We may invest up to 20% of the Fund's total assets in the securities of foreign companies and may hedge against currency risk by using foreign currency forward contracts. The Fund may invest in additional core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 74, and the specific risks listed above. They are all important to your investment choice.

64   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                               CLASS A SHARES--                 CLASS B SHARES--
                                                               COMMENCED ON                     COMMENCED ON
                                                               OCTOBER 6, 1998                  OCTOBER 1, 1998
                                                            --------------------------------------------------------------------
                                                                 Sept.30,         May 31,         Sept.30,        May 31,
For the period ended:                                            1999/1/           1999            1999/1/         1999
                                                            --------------------------------------------------------------------
Net asset value, beginning of period                            $  58.09         $  38.48        $  54.50        $  39.80

Income from investment operations:
Net investment income (loss)                                       (0.12)           (0.16)          (0.19)          (0.17)
Net realized and unrealized gain (loss)
on investments                                                     (0.01)           20.82           (0.02)          15.92

Total from investment operations                                   (0.13)           20.66           (0.21)          15.75

Less distributions:
Dividends from net investment income                                0.00             0.00            0.00            0.00
Distributions from net realized gain                                0.00            (1.05)           0.00           (1.05)

Total from distributions                                            0.00            (1.05)           0.00           (1.05)

Net asset value, end of period                                  $  57.96         $  58.09        $  54.29        $  54.50

Total return (not annualized)/5/                                   (0.22%)          54.16%          (0.39%)         40.01%

Ratios/supplemental data:
Net assets, end of period (000s)                                $188,890         $191,233        $201,351        $156,870

Ratios to average net assets (annualized):
Ratio of expenses to average net assets                             1.20%/2/         1.20%/2/        1.75%/2/        1.76%/2/
Ratio of net investment income (loss)
to average net assets                                              (0.58%)/2/       (0.68%)/2/      (1.13%)/2/      (1.22%)/2/

Portfolio turnover                                                     5%/3/           28%/3/           5%/3/          28%/3/

Ratio of expenses to average net assets prior to
waived fees and reimbursed expenses (annualized)/4/                 1.40%/2/         1.35%/2/        2.05%/2/        2.15%/2/

Ratio of net investment income (loss) to average
net assets prior to waived fees and
reimbursed expenses (annualized)                                   (0.78%)/2/       (0.83%)/2/      (1.43%)/2/      (1.61%)/2/
--------------------------------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio in which the Fund invests. /3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/5/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

                                                      Stock Funds Prospectus  65

Small Cap Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Thomas Zeifang, CFA; Chris Greene

     ---------------------------------------------------------------------------

     Investment Objective
     The Small Cap Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------
     Investment Strategies

     We actively manage a diversified portfolio of common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index. As of December 31, 1999, the range was $10 million to $13 billion, but it is expected to change frequently. We will sell the stock of any company whose market capitalization exceeds the range of this index for sixty consecutive days.

     We invest in the common stocks of domestic and foreign companies we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of total assets in an actively managed, broadly diversified portfolio of small cap growth-oriented common stocks;

     . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

     . up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

     . no more than 25% of total assets in foreign companies through American Depositary Receipts or similar issues.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

     .  pay low or no dividends;

     .  have smaller market capitalization;

     .  have less market liquidity;

     . have no or relatively short operating histories, or are new public companies or are initial public offerings, whose stocks are typically more volatile than stocks of more seasoned companies;

     .  have aggressive capital structures including high debt levels; or

     . are involved in rapidly growing or changing industries and/or new technologies.

66  Stock Funds Prospectus

--------------------------------------------------------------------------------


     Because we invest in aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains. Stocks of foreign companies, whether purchased directly or through American Depositary Receipts, may be more volatile and less liquid than other comparable securities.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 74; and the specific risks listed here. They are all important to your investment choice.

Small Cap Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING


                                                      CLASS A SHARES--COMMENCED
                                                      ON SEPTEMBER 16, 1996
                                                    ---------------------------------------------------------------------------

                                                         Sept. 30,      Sept.30,        March 31,         March 31,
For the period ended:                                       1999        1998/1/            1998           1997/2/
                                                    ---------------------------------------------------------------------------
Net asset value, beginning of period                     $ 17.86        $ 25.62         $  18.98         $ 22.45

Income from investment operations:
  Net investment income (loss)                             (0.18)         (0.09)           (0.06)          (0.01)
  Net realized and unrealized gain
    (loss) on investments                                   9.99          (7.67)            8.76           (3.46)

Total from investment operations                            9.81          (7.76)            8.70           (3.47)

Less distributions:
  Dividends from net investment income                      0.00           0.00             0.00            0.00
  Distributions from net realized gain                     (1.44)          0.00            (2.06)           0.00

Total from distributions                                   (1.44)          0.00            (2.06)           0.00

Net asset value, end of period                           $ 26.23        $ 17.86         $  25.62         $ 18.98

Total return (not annualized)/5/                           58.81%        (30.29%)          47.03%         (15.46%)

Ratios/supplemental data:
  Net assets, end of period (000s)                       $16,662        $10,899         $ 15,611         $ 3,107

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                   1.35%          1.36%            1.22%/3/        1.10%/3/
  Ratio of net investment income (loss) to
    average net assets                                     (0.92%)        (0.82%)          (0.43%)/3/      (0.23%)/3/

Portfolio turnover/4/                                        249%           110%             291%             69%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)          1.53%          1.49%            1.57%/3/        2.80%/3/

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)                     (1.10%)        (0.95%)          (0.78%)/3/      (1.93%)/3/
-------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to September 30.
/2/ The Fund changed its fiscal year-end from September 30 to March 31.
/3/ Ratio includes income and expenses allocated from the Master Portfolio for periods prior to December 15, 1997.
/4/ Reflects activity of the Master Portfolio for periods prior to December
    15, 1997.
/5/ Total returns do not include any sales charges.

68  Stock Funds Prospectus

                                                            FinanciaL Highlights
--------------------------------------------------------------------------------

            CLASS B SHARES--COMMENCED                                           CLASS C SHARES--COMMENCED
            ON SEPTEMBER 16, 1996                                               ON DEC. 15, 1997
----------------------------------------------------------------------------------------------------------------------
Sept. 30,   Sept. 30,      Sept. 30,    March 31,    March 31,    Sept. 30,     Sept. 30,      Sept. 30,     March 31,
  1996        1999          1998/1/       1998        1997/1/       1996          1999          1998/1/         1998
----------------------------------------------------------------------------------------------------------------------
$22.01      $ 17.64        $ 25.38      $   18.93    $   22.46       $22.02      $17.63       $ 25.38       $21.77


  0.00        (0.36)         (0.18)         (0.11)       (0.04)        0.00       (0.39)        (0.18)       (0.08)

  0.44         9.86          (7.56)          8.61        (3.49)        0.44        9.89         (7.57)        3.69

  0.44         9.50          (7.74)          8.50        (3.53)        0.44        9.50         (7.75)        3.61


  0.00         0.00           0.00           0.00         0.00         0.00        0.00          0.00         0.00
  0.00        (1.42)          0.00          (2.05)        0.00         0.00       (1.42)         0.00         0.00

  0.00        (1.42)          0.00          (2.05)        0.00         0.00       (1.42)         0.00         0.00

$22.45      $ 25.72        $ 17.64      $   25.38    $   18.93       $22.46      $25.71       $ 17.63       $25.38

  2.00%       57.66%        (30.50%)        46.02%      (15.72%)       2.00%      57.69%       (30.54%)      16.58%


$96         $18,718        $13,071      $  15,320    $   1,905       $ 0         $1,711       $ 1,426       $2,495


  1.03%/3/     2.09%          2.11%          1.92%/3/     1.75%/3/     0.00%       2.10%         2.11%        2.10%

 (0.59%)/3/   (1.67%)        (1.56%)        (1.13%)/3/   (0.85%)/3/    0.00%      (1.68%)       (1.56%)      (1.17%)

    10%         249%           110%           291%          69%          10%        249%          110%         291%


 38.54%/3/     2.29%          2.13%          2.21%/3/     3.55%/3/     0.00%       2.68%         2.71%        2.66%



(38.10%)/3/   (1.87%)        (1.58%)        (1.42%)/3/   (2.65%)/3/    0.00%      (2.26%)       (2.16%)      (1.73%)
----------------------------------------------------------------------------------------------------------------------

                                                       Stock Funds Prospectus 69

Small Cap Opportunities Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Ira Unschuld

     ---------------------------------------------------------------------------
     Investment Objective
     The Small Cap Opportunities Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio that invests primarily in equity securities of U.S. companies that, at the time of purchase, have market capitalizations of $1.5 billion or less.

     We attempt to identify securities of companies that we believe can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings. Our assessment of a company's management's competence will be an important consideration. These criteria are not rigid and we may make other investments to achieve the Fund's objective.

     ---------------------------------------------------------------------------

     Permitted Investments
     We invest primarily in small cap equity securities, including common stocks, securities convertible into common stocks or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. We also may invest to a limited degree in non-convertible debt securities and preferred stocks.

     We may use options and futures contracts to manage risk. We also may use options to enhance return.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

     . pay low or no dividends;

     . have smaller market capitalization;

     . have less market liquidity;

     . have no or relatively short operating histories, or are new public companies or are initial public offerings;

     . have aggressive capital structures including high debt levels; or

     . are involved in rapidly growing or changing industries and/or new technologies.

70  Stock Funds Prospectus

     Because we may invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 74, and the specific risks listed above. They are all important to your investment choice.

                                                      Stock Funds Prospectus 71

Small Cap Opportunities Fund
------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.




FOR A SHARE OUTSTANDING

                                                                          CLASS A SHARES--COMMENCED
                                                                          ON OCTOBER 9, 1996
                                                                          ----------------------------------------------------------
                                                                              Sept. 30,           May 31,       May 31,
                                                                                1999/1/            1999          1998
                                                                          ----------------------------------------------------------
For the period ended:
Net asset value, beginning of period                                            $ 20.50           $ 23.60       $ 19.83

Income from investment operations:
     Net investment income (loss)                                                 (0.04)            (0.11)        (0.07)
     Net realized and unrealized gain (loss)
     on investments                                                                0.04             (2.97)         4.37

Total from investment operations                                                   0.00             (3.08)         4.30

Less distributions:
     Dividends from net investment income                                          0.00              0.00          0.00
     Distributions from net realized gain                                          0.00             (0.02)        (0.53)

Total from distributions                                                           0.00             (0.02)        (0.53)

Net asset value, end of period                                                  $ 20.50           $ 20.50       $ 23.60

Total return (not annualized)/5/                                                   0.00%           (13.03%)       21.97%

Ratios/supplemental data:
     Net assets, end of period (000s)                                           $ 7,633           $ 4,698       $ 6,870

Ratios to average net assets (annualized):
     Ratio of expenses to average net assets                                       1.25%/2/          1.25%/2/      1.27%/2/
     Ratio of net investment income (loss) to average
     net assets                                                                   (0.44%)/2/        (0.47%)/2/    (0.43%)/2/

Portfolio turnover                                                                   40%/3/           119%/3/        55%/3/

Ratio of expenses to average net assets prior
     to waived fees and reimbursed expenses (annualized)/4/                        1.41%/2/          1.49%/2/      1.86%/2/

Ratio of net investment income (loss) to
     average net assets prior to waived fees and
     reimbursed expenses (annualized)                                             (0.60%)/2/        (0.71%)/2/    (1.02%)/2/
--------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/5/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.


72 Stock Funds Prospectus

                                                        Financial Highlights
-------------------------------------------------------------------------------


                                   CLASS B SHARES--COMMENCED
                                   ON NOVEMBER 8, 1996
-----------------------------------------------------------------------------------------------------------

                       May 31,        Sept. 30,       May 31,            May 31,         May 31,
                       1997            1999/1/         1999                1998            1997

-----------------------------------------------------------------------------------------------------------
                        $17.39          $20.09        $ 23.32            $ 19.75          $  17.41


                         (0.01)          (0.09)         (0.31)             (0.05)            (0.05)

                          2.46            0.03          (2.90)              4.15              2.40

                          2.45           (0.06)         (3.21)              4.10              2.35


                          0.00            0.00           0.00               0.00              0.00
                         (0.01)           0.00          (0.02)             (0.53)            (0.01)

                         (0.01)           0.00          (0.02)             (0.53)            (0.01)

                        $19.83          $20.03        $ 20.09            $ 23.32          $   9.75

                         11.37%          (0.30%)       (13.74%)            21.03%            13.53%


                        $  522          $4,089        $ 4,187            $ 6,140          $    158


                          1.25%/2/        2.00%          2.06%/2/           2.02%/2/          2.06%/2/

                         (0.18%)/2/      (1.19%)        (1.28%)/2/         (1.21%)/2/        (0.99%)/2/

                            34%/3/          40%           119%3               55%/3/            34%/3/


                         10.51%/2/        2.48%          2.51%/2/           3.05%/2/         27.27%/2/



                         (9.44%)/2/      (1.67%)        (1.73%)/2/         (2.24%)/2/       (26.20%)/2/
--------------------------------------------------------------------------------------------------------------

                                                     Stock Funds Prospectus   73

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .  We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar instruments) and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part,from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

74  Stock Funds Prospectus

--------------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

     Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

                                                     Stock Funds Prospectus   75

General Investment Risks
--------------------------------------------------------------------------------

     Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-backed or other asset-backed security, and reduce a portfolio's return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.


     Year 2000 Risk--The Fund's principal service providers have advised the Funds that they have made the necessary changes to their computer systems to avoid any systems failure based on an inability to distinguish the year 2000 from the year 1900. Year 2000 risks remain throughout the year,and may also adversely affect the companies or entities in which the Funds invest, especially foreign entities, which may be less technologically prepared. The extent of such impact cannot be predicted.

     In addition to the general risks discussed above,you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

76  Stock Funds Prospectus

Investment Practice/Risk
The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                   DIVERSIFIED    DIVERSIFIED       EQUITY
INVESTMENT PRACTICE                                    RISK                           EQUITY       SMALL CAP        INCOME
Borrowing Policies
The ability to borrow from banks for temporary         Leverage Risk                    .              .              .
purposes to meet shareholder redemptions.

Emerging Markets
Securities of companies located or operating in        Information, Political,
countries considered developing or to have             Regulatory, Diplomatic,          .              .              .
"emerging" stock markets. Generally, these             Liquidity and Currency
securities have the same type of risks as              Risk
foreign securities, but to a higher degree.

Floating and Variable Rate Debt
Instruments with interest rates that are               Interest Rate and
adjusted either on a schedule or when an index         Credit Risk                      .              .              .
or benchmark changes.

Foreign Securities
Equity securities issued by a non-U.S. company         Information,
or debt securities of a foreign government in          Political, Regulatory,
the form of an American Depositary Receipt or          Diplomatic, Liquidity            .              .              .
similar instrument. Foreign securities may also        and Currency Risk
be emerging market securities, which are subject
to the same risks, but to a higher degree.

Forward Commitment, When-Issued and Delayed
Delivery Transactions
Securities bought or sold for delivery at a            Interest Rate,
later date or bought or sold for a fixed price         Leverage, Credit and             .              .              .
price at a fixed date.                                 Experience Risk

                                                 RISK                   EQUITY INDEX EQUITY VALUE GROWTH GROWTH EQUITY INTERNATIONAL
Borrowing Policies
The ability to borrow from banks for temporary   Leverage Risk              .            .          .       .       .        .
purposes to meet shareholder redemptions.

Emerging Markets                                                                         .          .       .       .        .
Securities of companies located or operating in  Information, Political,
countries considered developing or to have       Regulatory, Diplomatic,
"emerging" stock markets. Generally, these       Liquidity and Currency
securities have the same type of risks as        Risk
foreign securities, but to a higher degree.

Floating and Variable Rate Debt                                             .            .          .       .       .
Instruments with interest rates that are         Interest Rate and
adjusted either on a schedule or when an index   Credit Risk
or benchmark changes.

Foreign Securities
Equity securities issued by a non-U.S. company   Information,
or debt securities of a foreign government in    Political, Regulatory,
the form of an American Depositary Receipt or    Diplomatic, Liquidity      .            .          .       .       .        .
similar instrument. Foreign securities may also  and Currency Risk be emerging market securities, which are subject
to the same risks, but to a higher degree.

Forward Commitment, When-Issued and Delayed
Delivery Transactions
Securities bought or sold for delivery at a      Interest Rate,             .            .          .       .       .        .
later date or bought or sold for a fixed price   Leverage, Credit and
price at a fixed date.                           Experience Risk

                                RISK               INTERNATIONAL EQUITY LARGE COMPANY GROWTH SMALL CAP GROWTH SMALL CAP OPPORTUNTIES
Borrowing Policies                                         .                 .                    .                   .
The ability to borrow           Leverage Risk
from banks for
temporary purposes to
meet shareholder
redemptions.

Emerging Markets                                           .                 .                    .                   .
Securities of companies         Information, Political,
located or operating in         Regulatory, Diplomatic,
countries considered            Liquidity and Currency
developing or to have           Risk
"emerging" stock markets.
Generally, these securities
have the same type of risks
as foreign securities, but
to a higher degree.

Floating and Variable Rate Debt                            .                 .                    .                   .
Instruments with interest rates Interest Rate and
that are adjusted either on a   Credit Risk
schedule or when an index or
benchmark changes.

Foreign Securities                                         .                 .                    .                   .
Equity securities issued by a   Information,
non-U.S. company or debt        Political, Regulatory,
securities of a foreign         Diplomatic, Liquidity
government in the form          and Currency Risk
of an American Depositary
Receipt or similar
instrument. Foreign
securities may also be
emerging market securities,
which are subject to the
same risks, but to a higher
degree.

Forward Commitment, When-Issued                            .                 .                    .                   .
and Delayed Delivery
Transactions Securities bought  Interest Rate,
or sold for delivery at a later Leverage, Credit and
date or bought or sold for a    Experience Risk
fixed price price at a fixed
date.

General Investment Risks
-------------------------------------------------------------------------------

                                                              ----------------------------------------------------------------------
                                                                        DIVER-
                                                              DIVER-    SIFIED
                                                              SIFIED    SMALL    EQUITY   EQUITY   EQUITY          GROWTH    INTER-
                                                              EQUITY     CAP     INCOME   INDEX    VALUE   GROWTH  EQUITY   NATIONAL
INVESTMENT PRACTICE                         RISK
Illiquid Securities
A security that cannot be readily           Liquidity Risk
sold without negatively affecting                                 .        .         .                .       .       .         .
its fair price. Limited to 15% of
total assets.

Loans of Portfolio Securities
The practice of loaning securities          Credit, Counter-
to brokers, dealers and financial           Party and
institutions to increase return             Leverage
on  those securities. Loans may be          Risk                  .        .         .       .        .       .       .       .
made up Investment Company Act of
1940 limits (currently one-third of
total assets including the value of
the collateral received).



Mortgage-Backed Securities
Securities consisting of undivided          Interest Rate,
fractional interests in pools of            Credit, Prepayment
mortgages originated by lenders such as     and Experience        .        .         .                                .         .
commercial banks, savings associations      Risk
and mortgage bankers and brokers.

Options
The right or obligation to receive or       Credit, Information
deliver a security or cash payment          and Liquidity Risk
depending on the security's price or
the performance of an index or benchmark.
Types of options used may include:                                .                  .       .        .       .                 .
options on securities, options on a stock
index, stock index futures and options
on stock index futures to protect
liquidity and portfolio value.


Other Mutual Funds
The temporary investment in shares of       Market Risk
another mutual fund. A pro rata portion
of the other fund's expenses, in addition                         .        .         .       .        .       .       .         .
to the expenses paid by the Funds, will
be borne by Fund shareholders.

Privately Issued Securities
Securities that are not publicly traded     Liquidity Risk
but which may or may not be resold in                             .        .         .       .        .       .       .         .
accordance with Rule 144A of the
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a      Credit and
security agrees to buy back a security      Counter-Party
at an agreed upon time and price,           Risk                  .        .         .       .        .       .       .         .
usually with interest.

Small Company Securities
The risk that investments in small          Market, Experience
companies may be more volatile than         and Liquidity         .        .         .                .       .       .         .
investments in larger companies.            Risk
                                                              ----------------------------------------------------------------------

                                                              ----------------------------------------------------------------------
                                                                                                   SMALL
                                                                INTER-      LARGE      SMALL        CAP
                                                               NATIONAL    COMPANY      CAP        OPPOR-
                                                                EQUITY     GROWTH      GROWTH     TUNITIES
----------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                         RISK
----------------------------------------------------------------------------------------------------------
Illiquid Securities
A security that cannot be readily           Liquidity Risk
sold, or cannot be readily sold
without negatively affecting                                       .          .          .            .
its fair price. Limited to 15% of
total assets.

Loans of Portfolio Securities
The practice of loaning securities          Credit, Counter-
to brokers, dealers and financial           Party and
institutions to increase return on          Leverage               .          .          .            .
those securities. Loans may be made         Risk
up to on Investment Company Act of 1940
limits (currently one-third of total
assets including the value of the
collateral received).

Mortgage-Backed Securities
Securities consisting of undivided          Interest Rate,
fractional interests in pools of            Credit, Prepayment
mortgages originated by lenders such as     and Experience                    .                       .
commercial banks, savings associations      Risk
and mortgage bankers and brokers.

Options
The right or obligation to receive or       Credit, Information
deliver a security or cash payment          and Liquidity Risk
depending on the security's price or the
performance of an index or benchmark.
Types of options used may include:                                 .                     .            .
options on securities, options on a
stock index,stock index futures and
options on stock index futures to
protect liquidity and portfolio value.


Other Mutual Funds
The temporary investment in shares of       Market Risk
another mutual fund. A pro rata portion
of the other fund's expenses, in addition                          .          .          .            .
to the expenses paid by the Funds, will
be borne by Fund shareholders.

Privately Issued Securities
Securities that are not publicly traded     Liquidity Risk
but which may or may not be resold in                              .          .          .            .
accordance with Rule 144A of the
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a      Credit and
security agrees to buy back a security      Counter-Party
at an agreed upon time and price,           Risk                   .          .          .            .
usually with interest.

Small Company Securities
The risk that investments in small          Market, Experience
companies may be more volatile than         and Liquidity          .          .          .            .
investments in larger companies.            Risk
                                                                  -----------------------------------------


78   Stock Funds Prospectus

Organization and Management of the Funds
-------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 97 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which require shareholder vote to change, if the Board believes that it is in the best interest of the shareholders it may make a change in one of these companies.


                                                         BOARD OF TRUSTEES

                                                  Supervises the Funds' activities
------------------------------------------------------------------------------------------------------------------------------------

              INVESTMENT ADVISOR                                                      CUSTODIAN

Wells Fargo Bank, N.A.                                            Norwest Bank Minnesota,N.A.
525 Market St., San Francisco,CA                                  6th St. & Marquette, Minneapolis, MN
Manages the Funds' investment activities                          Provides safekeeping for the Funds' assets
------------------------------------------------------------------------------------------------------------------------------------

                                                      INVESTMENT SUB-ADVISOR

                                                          Varies by Fund
                                           See Individual Fund Descriptions for Details
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   SHAREHOLDER
                                                                              TRANSFER                              SERVICING
DISTRIBUTOR                              ADMINISTRATOR                         AGENT                                 AGENTS
Stephens Inc.                            Wells Fargo Bank, N.A.             Boston Financial Data                   Various Agents
111 Center St.                           525 Market St.                     Services, Inc.
Little Rock, AR                          San Francisco, CA                  Two Heritage Dr.
                                                                            Quincy, MA
Markets the Funds,                       Manages the                        Maintains records                       Provide
and distributes                          Funds' business                    of shares and                           services to
Fund shares                              activities                         supervises the                          customers
                                                                            paying of dividends
------------------------------------------------------------------------------------------------------------------------------------

                                            FINANCIAL SERVICES FIRMS AND SELLING AGENTS

                               Advise current and prospective shareholders on their Fund investments
------------------------------------------------------------------------------------------------------------------------------------
                                                           SHAREHOLDERS


                                                      Stock Funds Prospectus  79

Organization and Management of the Funds
--------------------------------------------------------------------------------

     In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

     The Investment Advisor
     Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for each of the Funds. Wells Fargo
     Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of September 30, 1999, Wells Fargo Bank and its affiliates provided advisory services for over $129 billion in assets. For providing these services, Wells Fargo Bank is entitled to receive fees as described in the "Summary of Expenses" section at the front of this Prospectus.

     The Diversified Equity, Diversified Small Cap and Growth Equity are Gateway funds that invest in various core portfolios. Wells Fargo Bank is entitled to receive an investment advisory fee of 0.25% of each Fund's average annual net assets for providing services to each Fund including the determination of the asset allocations of each Fund's investments in the various core portfolios. Wells Fargo Bank also acts as the Advisor to,and is entitled to receive a fee from,each core portfolio. The total amount of investment advisory fees paid to Wells Fargo Bank as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various core portfolios.

     Dormant Investment Advisory Arrangements
     Under the existing investment advisory contract for the Funds, Well Fargo Bank has been retained as an investment advisor for Gateway fund assets redeemed from a core portfolio and invested directly in a portfolio of securities. Well Fargo Bank does not receive any compensation under this agreement as long as a Gateway fund invests substantially all of its assets in one or more core portfolios. If a Gateway fund redeems assets from a core portfolio and invests them directly, Wells Fargo Bank receives an investment advisory fee from the Gateway fund for the management of those assets.

     The Sub-Advisors
     Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, N.A., is the sub-advisor for the Equity Income, Equity Index, Equity Value, Growth, International Equity and Small Cap Growth Funds. In this capacity, it is responsible for the day-to-day investment management activities of these Funds. As of June 30, 1999, WCM provided advisory services for over $71 billion in assets.

     Peregrine Capital Management, Inc. ("Peregrine"), a wholly owned subsidiary of Norwest Bank Minnesota, N.A., is the sub-advisor for the Large Company Growth Fund. Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment advisor subsidiary of Norwest Bank Minnesota, N.A. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans. As of December 31, 1999, Peregrine managed approximately $8.1 billion in assets.

     Schroder Investment Management North America, Inc. ("Schroder"), is the sub-advisor for the International Core Portfolio. Schroder, whose principal business address is 787 7/th/ Avenue, New York, NY 10019, is a registered investment adviser. Schroder provides investment management services to company retirement plans, foundations, endowments, trust companies and high net worth individuals. As of September 30, 1999, Schroder managed $ 36.1 billion in assets.

     Smith Asset Management Group, LP ("Smith Group"), whose principal business address is 300 Crescent Court, Suite 750, Dallas, Texas 75201 is a registered investment adviser. Smith Group

80  Stock Funds Prospectus

--------------------------------------------------------------------------------

     provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. As of December 31, 1999, the Smith Group managed over $1 billion in assets.

     WCM, Peregrine, Schroders and Smith Group are each sub-advisors to certain of the core portfolios in which the Diversified Equity, Diversified Small Cap, and Growth Equity Funds invest.

     The Administrator
     Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

     Shareholder Servicing Plan
     We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.25% of its average net assets.

     The Transfer Agent
     Boston Financial Data Services, Inc.("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                       Stock Funds Prospectus 81

A Choice of Share Classes
--------------------------------------------------------------------------------

     After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this
     Prospectus:

     . Class A Shares--with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

     . Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

     . Class C Shares--with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

     The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

     You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares.

     Class C shares are available for the Diversified Equity, Equity Income, Equity Value, Growth Equity, International Equity, Large Company Growth and Small Cap Growth Funds. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

     Orders for Class B shares of $250,000 or more are either treated as orders for Class A shares or they will be refused. For Class C shares, orders of $1,000,000 or more, including purchases made which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, are also either treated as orders for Class A shares or they will be refused.

     Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reduced Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

     Class A Share Sales Charge Schedule
     If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels, " the POP is lower for these purchases.

82  Stock Funds Prospectus

--------------------------------------------------------------------------------

CLASS A SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING SALES CHARGE
SCHEDULE:

                                  FRONT-END SALES             FRONT-END SALES
                                    CHARGE AS %                 CHARGE AS %
      AMOUNT                         OF PUBLIC                   OF AMOUNT
   OF PURCHASE                    OFFERING PRICE                 INVESTED
Less than $50,000                     5.75%                        6.10%

$50,000 to $99,999                    4.75%                        4.99%

$100,000 to $249,999                  3.75%                        3.90%

$250,000 to $499,999                  2.75%                        2.83%

$500,000 to $999,999                  2.00%                        2.04%

$1,000,000 and over/1/                0.00%                        0.00%

/1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund's approval. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

Class B Share CDSC Schedule
If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions"and "Waivers for Certain Parties"). The CDSC
schedule is as follows:

CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING SALES CHARGE
SCHEDULE:

REDEMPTION WITHIN     1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS  6 YEARS    7 YEARS    8 YEARS
CDSC                   5.00%    4.00%     3.00%     3.00%     2.00%    1.00%      0.00%    A shares

The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule. Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18,1999 are also subject to the above CDSC schedule.


                                                      Stock Funds Prospectus  83

A Choice of Share Classes
-------------------------------------------------------------------------------

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997 are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997,
     BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
     REDEMPTION WITHIN    1 YEAR    2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS

     CDSC                  5.00%     4.00%      3.00%      3.00%      2.00%      1.00%     A shares

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC schedule for these shares is below:

     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED PRIOR TO MARCH 3,
     1997 HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
     REDEMPTION WITHIN    1 YEAR    2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS

     CDSC                  3.00%     2.00%      1.00%      1.00%      0.00%      0.00%     A shares

     Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following sales charge schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

     CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999
     HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
     REDEMPTION WITHIN    1 YEAR    2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS    8 YEARS

     CDSC                  4.00%     3.00%      3.00%      2.00%      2.00%      1.00%     0.00%      A shares

     If you exchange the Class B shares received in the reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

     Class C Share CDSC Schedule
     If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.

     The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale, and up to 1.00% annually thereafter.

     We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.


84   Stock Funds Prospectus

Reduced Sales Charges
--------------------------------------------------------------------------------

     Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

     Class A Share Reductions
     . You pay no sales charges on Fund shares you buy with reinvested distributions.

     . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

     . By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

     . Rights of Accumulation ("ROA") allow you to combine the amount you invest with the total NAV of shares you own in other Wells Fargo front-end load Funds, in which you have already paid a front-end load, in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

     . You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of redemption.

     . You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefits or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

     If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

     You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

     . a family unit, including children under the age of twenty-one or single trust estate;

     .  a trustee or fiduciary purchasing for a single fiduciary relationship;
        or

     . the members of a "qualified group" which consists of a "company" (as defined in the Investment Company Act of 1940, as amended), and related parties of such a "Company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.


                  How a Letter of Intent Can Save You Money!

        If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

                                                      Stock Funds Prospectus  85

Reduced Sales Charges
--------------------------------------------------------------------------------

     Class B and Class C Share CDSC Reductions
     . You pay no CDSC on Funds shares you purchase with reinvested distributions.

     . We waive the CDSC for all redemptions made because of scheduled (Rule 72T withdrawal schedule) or mandatory (withdrawals made after age 701/2 according to IRS guidelines) distributions for certain retirement plans. (See your retirement plan disclosure for details.)

     . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

     . We waive the CDSC for redemptions made at the direction of Wells Fargo in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

     . We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Fund shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

     .  We waive the Class C share CDSC for certain types of accounts.

     For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders, after July 17, 1999 for former Stagecoach Funds shareholders, and for all other shareholders, no CDSC is imposed on withdrawals that meet all of the following circumstances:

     .  withdrawals are made by participating in the Systematic Withdrawal Plan;

     . withdrawals may not exceed 10% of your fund assets (including "free shares") annually based on your anniversary date in the Systematic Withdrawal Plan; and

     .  you participate in the dividend and capital gain reinvestment program.

     Waivers for Certain Parties
     If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

     .  Current and retired employees, directors, trustees and officers of:

        .  Wells Fargo Funds and its affiliates;

        .  Wells Fargo & Company and its affiliates;

        .  Stephens Inc. and its affiliates; and

        .  Broker-Dealers who act as selling agents.

     . and the families of any of the above. Contact your selling agent for further information.

     You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension, trust or investment "wrap accounts" with whom Wells Fargo has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

     We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.


86 Stock Funds Prospectus

-------------------------------------------------------------------------------
     Distribution Plan
     We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

     FUND                               CLASS B                     CLASS C

     Diversified Equity                 0.75%                       0.75%

     Diversified Small Cap              0.75%                         N/A

     Equity Income                      0.75%                       0.75%

     Equity Index                       0.75%                         N/A

     Equity Value                       0.75%                       0.75%

     Growth Fund                        0.75%                         N/A

     Growth Equity                      0.75%                       0.75%

     International                      0.75%                         N/A

     International Equity               0.75%                       0.75%

     Large Company Growth               0.75%                       0.75%

     Small Cap Growth                   0.75%                       0.75%

     Small Cap Opportunities            0.75%                         N/A


These fees are paid out of the Funds' assets on an ongoing basis.Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                     Stock Funds Prospectus   87

Exchanges
--------------------------------------------------------------------------------
     Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

     . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

     . Exchanges between Class B shares and the Wells Fargo Money Market Fund Class B shares will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. Exchanges into Money Market Fund Class B shares are subject to certain restrictions in addition to those described above.

     . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

     . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

     . You may make exchanges between like share classes. You may also exchange from any Class C shares into the Money Market Fund Class A shares. Exchanged shares retain any applicable CDSC upon redemption.

88  Stock Funds Prospectus

Your Account
--------------------------------------------------------------------------------


     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the NAV of funds that invest directly or indirectly in international securities when we believe that closing market prices do not accurately reflect security values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m.(Central time). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     You Can Buy Fund Shares
     . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

     .  Through a brokerage account with an approved selling agent;or

     . Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

     Minimum Investments
     .  $1,000 per Fund minimum initial investment;or

     .  $100 per Fund if you use the Systematic Purchase Program;and

     .  $100 per Fund for all investments after your initial investment.

     We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

                                                     Stock Funds Prospectus   89

Your Account
--------------------------------------------------------------------------------


     The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

     BY MAIL


     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (If no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application in proper order. Failure to complete an Application properly may result in a delay in processing your request.

     . Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Wells Fargo Growth Equity Fund, Class
        B. "Checks made payable to any entity other than Wells Fargo Funds will be returned "not in good order/proper form."

     . You may start your account with $100 if you elect the Systematic Purchase Plan option on the Application.

     .  Mail to: Wells Fargo Funds                Overnight Mail Only: Wells Fargo Funds
                 ATTN: CCSU-Boston Financial                           ATTN: CCSU-Boston Financial
                 P.O. Box 8266                                         66 Brooks Drive
                 Boston, MA 02266-8266                                 Braintree, MA 02184

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

     .  Enclose the payment stub/card from your statement if available.

     .  Mail to: Wells Fargo Funds
                 ATTN: CCSU-Boston Financial
                 PO Box 8266
                 Boston, MA 02266-8266

90  Stock Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     BY WIRE

     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

     . You must first call Shareholder Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.

     . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

     . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application in proper order.

     .    Overnight Application to: Wells Fargo Funds
                                    ATTN:CCSU-Boston Financial
                                    66 Brooks Drive
                                    Braintree, MA 02184

     .    Wire money to:            State Street Bank & Trust         Attention:
                                    Boston, MA                        Wells Fargo Funds (Name
                                                                      of Fund and Share Class)
                                    Bank Routing Number:
                                    ABA 011-000028                    Account Name:
                                                                      (Registration Name
                                    Wire Purchase Account Number:     Indicated on Application)
                                    9905-437-1

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

     .    Wire money to:            State Street Bank & Trust         Attention:
                                    Boston, MA                        Wells Fargo Funds (Name
                                                                      of Fund and Share Class)
                                    Bank Routing Number:
                                    ABA 011 000028                    Account Name:
                                                                      (Registration Name
                                    Wire Purchase Account Number:     Indicated on Account)
                                    9905-437-1

                                                     Stock Funds Prospectus   91

Your Account                                                   How to Buy Shares
--------------------------------------------------------------------------------

     BY PHONE

     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

     You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account.

      . Call Shareholder Services at 1-800-222-8222, option 0 for a Shareholder Services Representatives or option 1 to use our Automated Voice Response service to either:

          .    transfer at least $1,000 from a linked settlement account, or

          . exchange at least $1,000 worth of shares from an existing Wells Fargo Fund. Please see "Exchanges" section for special rules.

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Call Shareholder Services at 1-800-222-8222, option 0 for a Shareholder Services Representative or option 1 to use our Automated Voice Response service to either:

          .    transfer at least $100 from a linked settlement account, or

          . exchange at least $100 worth of shares from another Wells Fargo Fund. Please see "Exchange" section for special rules.

92  Stock Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------


     The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

     BY MAIL

     . Write a "Letter of Instruction" stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

     . Make sure all the account owners sign the request exactly as their names appear on the account application.

     . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Shareholder Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

     . Signature Guarantees are required for mailed redemption requests over $50,000, or if the address on your account was changed within the last 60 days. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

     .    Mail to:  Wells Fargo Funds
                    ATTN:CCSU - Boston Financial
                    PO Box 8266
                    Boston, MA 02266-8266

     BY PHONE

     . Call Shareholder Services at 1-800-222-8222, option 0 for a Shareholder Services Representative or option 1 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

     . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

     . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Shareholder Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

     . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

     . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

     . We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

                                                     Stock Funds Prospectus   93

Your Account
--------------------------------------------------------------------------------

     GENERAL NOTES FOR SELLING SHARES

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     .    Your redemptions are net of any applicable CDSC.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

94  Stock Funds Prospectus

Additional Services and Other Information
--------------------------------------------------------------------------------

     Automatic Programs
     These programs help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Systematic Withdrawals may only be processed on or about the 25th day of the month. Call Shareholder Services at 1-800-222-8222 for more information.

     . Systematic Purchase Plan--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund you would like to purchase and specify an amount of at least $100.

     . Systematic Exchange Plan--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

     . Systematic Withdrawal Plan--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank. To participate in this program, you:

     .  must have a Fund account valued at $10,000 or more;

     .  must have your distributions reinvested; and

     .  may not simultaneously participate in the Systematic Purchase Plan.

     It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We automatically cancel your program if the linked bank account you specified is closed.

     Dividend and Capital Gain Distributions
     The Funds in this Prospectus pay any dividends and capital gains distributions at least annually.

     We offer the following distribution options:

     . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

     . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

     . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically re-invested.

     . Directed Distribution Purchase Option--Lets you buy shares of a different Well Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                   Stock Funds Prospectus     95

Additional Services and Other Information
--------------------------------------------------------------------------------

     Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

     Taxes
     The following discussion regarding federal income including the federal, state, local and foreign tax consequences to you of an investment in a fund taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Federal income tax considerations are discussed further in the Statement of Additional Information.

     We will pass on to you substantially all of a Fund's net investment income and capital gains. Distributions of a Fund's net investment income, net short-term capital gain and income from certain other sources will be taxable to you as ordinary income. Distributions of a fund's net long-term capital gain will be taxable to you as net capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

     Distributions from a Fund normally will be taxable to you when paid, whether you take the distributions in cash or automatically reinvest then in additional Fund shares. However, distributions declared in October, November and December of one year and distributed in January of the following year will be taxable as if they were paid on December 31 of the first year. At the end of each year, you will be notified as to the federal income tax status of your distributions for the year.

     If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro rata-portion amount of the Fund's foreign withholding and other taxes in your gross income, treat such amount as foreign taxes paid by you and either deduct such amount in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability. We expect that the International Fund and International Equity Fund will be eligible for and will make this election. No other fund will be eligible for the election.

     If you buy shares of a Fund shortly before it makes a distribution, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

     Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may be subject to backup withholding at a 31% rate on distributions and redemption proceeds paid by a Fund.

96     Stock Funds Prospectus

Table of Predecessors
--------------------------------------------------------------------------------

     The Funds described in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies. Each Fund is an accounting survivor of a former Stagecoach Funds, Inc. or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.

          Wells Fargo Funds Trust               Predecessor Fund

          Diversified Equity Fund               Norwest Advantage Diversified Equity Fund

          Diversified Small Cap Fund            Norwest Advantage Diversified Small Cap Fund

          Equity Income Fund                    Norwest Advantage Income Equity Fund

          Equity Index Fund                     Stagecoach Equity Index Fund

          Equity Value Fund                     Stagecoach Equity Value Fund

          Growth Fund                           Stagecoach Growth Fund

          Growth Equity Fund                    Norwest Advantage Growth Equity Fund

          International Fund                    Norwest Advantage International Fund

          International Equity Fund             Stagecoach International Equity Fund

          Large Company Growth Fund             Norwest Advantage Large Company Growth Fund

          Small Cap Growth Fund                 Stagecoach Small Cap Fund

          Small Cap Opportunities Fund          Norwest Advantage Small Cap Opportunities Fund

                                                   Stock Funds Prospectus     97

Description of Core Portfolios
--------------------------------------------------------------------------------

     FUND                                         OBJECTIVE
                                                  The Portfolio seeks capital appreciation by investing in common stocks of
     Disciplined Growth Portfolio                 larger companies.

                                                  The Portfolio seeks to provide long-term capital appreciation consistent
     Equity Income Portfolio                      with above-average dividend income.

                                                  The Portfolio seeks to replicate the return of the S&P 500 Index with
     Index Portfolio                              minimum tracking error and to minimize transaction costs.

                                                  The Portfolio seeks total return, with an emphasis on capital appreciation,
     International Equity                         over the long-term by investing in equity securities of companies located
     Portfolio                                    or operating in developed non-U.S. countries and in emerging markets of the world.

                                                  The Portfolio seeks to provide long-term capital appreciation by investing
     International Portfolio                      directly or indirectly in high-quality companies based outside the United
                                                  States.

                                                  The Portfolio seeks to provide long-term capital appreciation by investing
     Large Company Growth                         primarily in large, high-quality domestic companies that the advisor
     Portfolio                                    believes have superior growth potential.

                                                 The Portfolio seeks to replicate the total return of the S&P Small Cap 600
     Small Cap Index Portfolio                   Index with minimum tracking error and to minimize transaction costs.

                                                  The Portfolio seeks capital appreciation by investing in common stocks of
     Small Cap Value Portfolio                    smaller companies.


     Small Company Growth                         The Portfolio seeks to provide long-term capital appreciation by investing
     Portfolio                                    in smaller domestic companies.


                                                  The Portfolio seeks to provide long-term capital appreciation by investing
     Small Company Value                          primarily in common stocks of smaller companies whose market
     Portfolio                                    capitalization is less than the largest stock in the Russell 2000 Index, which, as of December 1999 was $13 billion, but is expected to change frequently.

98 Stock Funds Prospectus

--------------------------------------------------------------------------------

     PRINCIPAL STRATEGY

     The Portfolio seeks higher long-term returns by investing primarily in the common stocks of companies that, in the view of the advisor, possess above average potential for growth. The Portfolio invests in companies with average market capitalizations greater than $5 billion.

     The Portfolio invests primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations.

     Under normal circumstances, the Portfolio holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index.

     The advisor expects that securities held in the Portfolio will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. They apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

     In general, the Portfolio will invest only in securities of companies and governments in countries that the advisor, in its judgment, considers both politically and economically stable. The Portfolio may invest more than 25% of its total assets in investments in a particular country, region, or type of investment. The Portfolio also invests in securities of emerging market countries.


     The advisor considers large companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which was $4 billion as of December 1999, but it expected to change frequently.

     Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market value of the S&P 600 Small Cap Index.


     The Portfolio will normally invest substantially all of its assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index, which, as of December 1999, ranged from $10 million to $13 billion, but is expected to change frequently.


     The Portfolio invests primarily in the common stock of small- and medium-sized companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of December 1999, was $13 billion, but is expected to change frequently.

     The advisor focuses on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, as determined by price/earnings ratios, cash flows, or other measures.

                                                       Stock Funds Prospectus 99

Portfolio Managers
--------------------------------------------------------------------------------

     Tasso H. Coin, Jr., CFA
     Diversified Equity Fund and its predecessor since 1995
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1995
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin received his BBA in Economics from Loyola University of Chicago.

     John S. Dale, CFA
     Diversified Equity Fund and its predecessor since 1988
     Growth Equity Fund and its predecessor since 1989
     Large Company Growth Fund and its predecessor since 1983
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983, currently totaling assets in excess of $3 billion. Prior to joining Peregrine, Mr. Dale has been associated with Norwest Bank and its affiliates since 1968. Mr. Dale received his BA in Marketing from the University of Minnesota.

     Gary J. Dunn, CFA
     Diversified Equity Fund and its predecessor since 1989
     Equity Income Fund and its predecessor since 1989
     Mr. Dunn joined WCM in 1998 as Principal for its Equity Income Team. WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of NIM. He has been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn received a BA in Economics from Carroll College.

     Gregg Giboney, CFA
     Equity Value Fund and its predecessor since 1997
     Mr. Giboney joined WCM in 1996 as a member of the Value Equity Team providing security analysis and portfolio management. Mr. Giboney was with First Interstate Capital Management prior to 1996 in various capacities, including fixed-income trading, derivative management, equity analysis, stable value asset management and as a Portfolio Manager for personal, institutional and trust accounts. Mr. Giboney received his BS in Accounting and Finance from Washington State University and a MBA from the University of Portland.

     Christopher F. Greene
     Small Cap Growth Fund and its predecessor since 1999
     Mr. Greene joined WCM in 1997 as Portfolio Manager and Analyst for the firm's Small Cap Equity Team. He is responsible for fundamental security analysis of small and mid cap growth securities. Before joining WCM, he worked at Hambrecht & Quist, an investment banking firm, as an Analyst in the corporate finance department from 1993 to 1996. Mr. Greene received a BA in Economics from Claremont McKenna College.

     Kelli K. Hill
     Growth Fund and its predecessor since 1997
     Ms. Hill joined WCM in 1997 and is now Managing Director for the Growth Team. Ms. Hill also manages institutional equity portfolios and in her research capacity, specializes in the capital goods and technology sectors. From 1988 to 1997, she was a Portfolio Manager for Wells Fargo Bank, where her responsibilities included portfolio management for high net-worth individuals. Ms. Hill holds a BA in Economics and International Relations from the University of Southern California.

100 Stock Funds Prospectus

--------------------------------------------------------------------------------

     Stacey Ho, CFA
     Diversified Equity Fund and its predecessor since 1999
     Growth Equity Fund and its predecessor since 1999
     International Equity Fund and its predecessor since 1997
     Ms. Ho joined WCM in 1997 as an International Equity Portfolio Manager. She manages international equity funds and portfolios for the Firm's institutional clients. In 1995 and 1996 she was an International Equity Portfolio Manager at Clemente Capital Management; and from 1990 to 1995 she managed Japanese and U.S. equity portfolios for Edison International. Ms. Ho has over 10 years of international equity investment management experience. Ms. Ho received a BS in Civil Engineering from San Diego State University, a MS in Environmental Engineering from Stanford University and a MBA from the University of California at Los Angeles.

     Robert B. Mersky, CFA
     Diversified Equity Fund and its predecessor since 1988
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1989
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky has been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky received his BS in Accounting from the University of Minnesota.

     Gary E. Nussbaum, CFA
     Diversified Equity Fund and its predecessor since 1990
     Growth Equity Fund and its predecessor since 1990
     Large Company Growth Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios, currently totaling assets in excess of $3 billion. Mr. Nussbaum received a BBA in Finance and a MBA from the University of Wisconsin.

     Michael Perelstein
     Diversified Equity Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1997
     International Fund and its predecessor since 1997
     Mr. Perelstein joined Schroder in 1997 as a Senior Vice President. Mr. Perelstein currently manages international portfolios and has more than 22 years of investment experience that includes more than 15 years specializing in overseas investing. Mr. Perelstein, along with the Schroder EAFE (Europe, Asia, Far East) Team, manages more than $7 billion in assets. Prior to 1997, Mr. Perelstein was a Director and a Managing Director at MacKay-Shields. Mr. Perelstein has a BA in Economics from Brandies University and a MBA from the University of Chicago.

     Douglas G. Pugh, CFA
     Diversified Equity Fund and its predecessor since 1997
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1997
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh has a BS in Finance and Business Administration from Drake University and a MBA from the University of Minnesota.

                                                      Stock Funds Prospectus 101

Portfolio Managers
--------------------------------------------------------------------------------

     David L. Roberts, CFA
     Diversified Equity Fund and its predecessor since 1989
     Equity Income Fund and its predecessor since 1989
     Mr. Roberts joined WCM in 1998 as the Equity Income Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He holds a BA in Mathematics from Carroll College.

     Katherine Schapiro, CFA
     Diversified Equity Fund and its predecessor since 1999
     Growth Equity Fund and its predecessor since 1999
     International Equity Fund and its predecessor since 1997
     Ms. Schapiro joined WCM in 1997 as International Equity Managing Director. She manages international equity funds and portfolios for the Firm's institutional clients. She joined WCM in 1997 from Wells Fargo Bank where she was a Portfolio Manager from 1992 to 1997. Ms. Schapiro's 18 years of investment experience included investment management from 1988 to 1992 at Newport Pacific Management, an international investment advisory firm. Ms. Schapiro received her BA in Spanish Literature from Stanford University. She was the past President of the Security Analysts of San Francisco.

     Stephen S. Smith, CFA
     Diversified Equity Fund and its predecessor since 1997
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Asset Management Group, L.P. Mr. Smith manages the Disciplined Growth Portfolio and Small Cap Value Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith has a BS in Industrial Engineering and a MBA from the University of Alabama.

     David D. Sylvester
     Diversified Equity Fund and its predecessor since 1996
     Diversified Small Cap Fund and its predecessor since 1998
     Equity Index Fund and its predecessor since 1999
     Growth Equity Fund and its predecessor since 1998
     Mr. Sylvester has been with Wells Fargo & Company and its predecessors in an investment management capacity for over 20 years. Mr. Sylvester joined WCM in 1998 as the Firm's Executive Vice President for Liquidity Investments. He simultaneously held the position of Managing Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Sylvester has nearly 25 years of investment experience. He specializes in portfolio and securities analysis, fixed-income trading and the ability to add stability and safety through maximizing fund diversification. He also manages structured and derivative securities, and institutional and personal trust assets. Mr. Sylvester attended the University of Detroit-Mercy.

     Ira Unschuld
     Small Cap Opportunities Fund and its predecessor since 1998
     Mr. Unschuld joined Schroder in 1990 as an Associate. Since 1998 Mr. Unschuld has served as Director and Senior Vice President. Mr. Unschuld is responsible for managing the domestic small capitalization product. He has more than 9 years of investment experience. Mr. Unschuld has a BA in Economics from Brown University and a MBA from the Wharton School.

102 Stock Funds Prospectus

--------------------------------------------------------------------------------

     Paul E.von Kuster, CFA
     Diversified Equity Fund and its predecessor since 1988
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1989
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster has a BA in Philosophy from Princeton University.

     Laurie R.White
     Diversified Equity Fund and its predecessor since 1996
     Diversified Small Cap Fund and its predecessor since 1998
     Equity Index Fund and its predecessor since 1999
     Growth Equity Fund and its predecessor since 1998
     Ms. White joined WCM in 1998 as a Principal for the Liquidity Investments Team and simultaneously was a Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Ms. White specializes in managing short-term securities, along with structured and derivative securities, and institutional and personal trust assets. Ms. White received a BA in Political Science from Carleton College and a MBA from the University of Minnesota.

     Allen E.Wisniewski, CFA
     Equity Value Fund and its predecessor since 1992
     Mr. Wisniewski joined WCM in 1997 as a Portfolio Manager for the Value Equity Strategy Team and as a Research Analyst focusing on the higher yield segment of the value strategy. Before joining WCM in 1997, he was a Value Equity Portfolio Manager from 1987 to 1997 at Wells Fargo Bank. Mr. Wisniewski received a BA in Economics and a MBA from the University of California at Los Angeles.

     Thomas Zeifang,CFA
     Small Cap Growth Fund and its predecessor since 1999
     Mr. Zeifang joined WCM in 1997 and as a Portfolio Manager and currently is a Managing Director of the Small Cap Equity Team. As strategy leader, he is responsible for fundamental security analysis. Prior to WCM, he was a Small Cap Equity Portfolio Manager from 1995 to 1997 at Wells Fargo Bank. Prior to 1995, he was a Financial Analyst at Fleet Investment Advisors. Mr. Zeifang holds a BS in Business Administration from St. Bonaventure University and a MBA from the University of Rochester.

                                                      Stock Funds Prospectus 103

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial adviser.

     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans, or credit card debt, or receivables held in trust.

     Below Investment-Grade
     Securities rated BBB or lower by S&P or Baa or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation,Capital Growth
     The increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company,capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

     Capital Structure
     Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

     Collateralized Mortgage Obligations ("CMOs")
     Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

     Commercial Paper
     Debt instruments issued by banks,corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

     Convertible Debt Securities
     Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

     Current Income
     Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

104 Stock Funds Prospectus

--------------------------------------------------------------------------------

     Debt Securities
     Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Diversified
     A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds'total assets.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     FHLMC
     FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

     FNMA
     FNMA securities are commonly known as "Fannie Maes," and are issued by the Federal National Mortgage Association.

     Gateway Fund
     A Fund that invests its assets in one or more core portfolios, instead of directly in securities, to achieve its investment objective.

     GNMA
     GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

     Hedge
     Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

     Illiquid Security
     A security that cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

                                                      Stock Funds Prospectus 105

Glossary
--------------------------------------------------------------------------------

     Initial Public Offering
     The first time a company's stock is offered for sale to the public.

     Investment-Grade Securities
     A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Moody's
     A nationally recognized ratings organization.

     Nationally Recognized Ratings Organization ("NRRO")
     A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

     Price-to-Earnings Ratio
     The ratio between a stock's price and its historical, current or anticipated earnings. Low ratios typically indicate a high yield. High ratios are characteristic of growth stocks which generally have low current yields.

     Public Offering Price ("POP")
     The NAV with the sales load added.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Russell 1000 Index
     An index comprised of 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index.

     Russell 2000 Index
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.


106 Stock Funds Prospectus

--------------------------------------------------------------------------------

     Selling Agent
     A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Signature Guarantee
     A guarantee given by a financial institution that has verified the identity of the maker of the signature.

     S&P, S&P 500 Index
     Standard & Poor's, a nationally recognized ratings organization. S&P's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Taxpayer Identification Number
     Usually the social security number for an individual or the Employer Identification Number for a corporation.

     Total Return
     The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

     Turnover Ratio
     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Value Strategy
     A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its "fair market" value.

     Warrants
     The right to buy a stock at a set price for a set time.

                                                      Stock Funds Prospectus 107

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222, option 4;

Write to:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or


Visit the SEC's website at http://www.sec.gov

request copies for a fee by writing to:
SEC Public Reference Room Washington, DC 20549-6009 Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING
YOUR SPECIFIC PRODUCT GROUP AT WELLS FARGO BANK:
Wells Fargo Checking and Savings - 1-800-869-3557
Next Stage IRA or Stagecoach IRA - 1-800-237-8472
Portfolio Advisor - 1-877-689-7882

                                                                  WELLS
                                                                  FARGO

                                                                  FUNDS

Institutional Class

WELLS FARGO STOCK FUNDS

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

-----------
PROSPECTUS
-----------

Disciplined Growth Fund

Diversified Equity Fund

Diversified Small Cap Fund

Equity Income Fund

Equity Value Fund

Growth Fund

Growth Equity Fund

Index Fund

International Fund

International Equity Fund

Large Company Growth Fund

Small Cap Growth Fund

Small Cap Opportunities Fund

Small Cap Value Fund

Small Company Growth Fund

                                                             FEBRUARY 1 2000

                        [THIS PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                                    Stock Funds
--------------------------------------------------------------------------------


Overview                             Objectives and Principal Strategies       4
This section contains important      Summary of Important Risks                8
summary information about the        Performance History                      12
Funds.                               Summary of Expenses                      28
                                     Key Information                          31

--------------------------------------------------------------------------------
The Funds                            Disciplined Growth Fund                  32
This section contains important      Diversified Equity Fund                  34
information about the individual     Diversified Small Cap Fund               38
Funds.                               Equity Income Fund                       42
                                     Equity Value Fund                        44
                                     Growth Fund                              46
                                     Growth Equity Fund                       48
                                     Index Fund                               52
                                     International Fund                       54
                                     International Equity Fund                56
                                     Large Company Growth Fund                58
                                     Small Cap Growth Fund                    60
                                     Small Cap Opportunities Fund             64
                                     Small Cap Value Fund                     68
                                     Small Company Growth Fund                72
                                     General Investment Risks                 76
                                     Organization and Management
                                     of the Funds                             82
--------------------------------------------------------------------------------
Your Investment                      Your Account                             86
Turn to this section for                 How to Buy Shares                    87
information on how to open an            How to Sell Shares                   88
account and how to buy, sell and         Exchanges                            89
exchange Fund shares.

--------------------------------------------------------------------------------
Reference                            Other Information                        90
Look here for additional             Table of Predecessors                    91
information and term                 Description of Core Portfolios           92
definitions.                         Portfolio Managers                       94
                                     Glossary                                 98

Stock Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.

     FUND                             OBJECTIVE

                                      Seeks capital appreciation by investing
     Disciplined Growth Fund          primarily in common stock of larger
                                      companies.



                                      Seeks long-term capital appreciation
     Diversified Equity Fund          with moderate annual return volatility.




                                      Seeks long-term capital appreciation
     Diversified Small Cap Fund       with moderate annual return volatility.


                                      Seeks long-term capital appreciation and
     Equity Income Fund               above-average dividend income.


     Equity Value Fund                Seeks long-term capital appreciation.



     Growth Fund                      Seeks long-term capital appreciation.



                                      Seeks long-term capital appreciation
     Growth Equity Fund               with moderate annual return volatility.




     Index Fund                       Seeks to replicate the return of the S&P
                                      500 Composite Stock Price Index.



     International Fund               Seeks long-term capital appreciation.



                                      Seeks total return, with an emphasis on
     International Equity Fund        capital appreciation, over the long-term.

4  Stock Funds Prospectus

--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

We invest in stock of companies that appear to possess above average potential for growth.

The Fund is a Gateway fund that invests in five different equity investment styles--an index style, an equity income style, a large company style, a diversified small cap style and an international style to minimize the volatility and risk of investing in a single equity investment style. The Fund currently invests in 10 core portfolios.

The Fund is a Gateway fund that invests in several different small capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single style. The Fund currently invests in 4 core portfolios.

The Fund is a Gateway fund that invests in the common stocks of large, high-quality domestic companies with above-average return potential and above-average dividend income. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

We invest in equity securities that we believe are undervalued in relation to the overall stock markets.

We invest in common stocks and other equity securities of domestic and foreign companies whose market capitalization falls within the range of the Russell 1000 Index, which is considered a mid- to large-capitalization index. We buy stocks of companies that have a strong earnings growth trend and above-average prospects for future growth, or that we believe are undervalued.

The Fund is a Gateway fund that invests in three different equity investment styles--a large company growth style, a diversified small cap style, and an international style to minimize the volatility and risk of investing in a single equity investment style. The Fund currently invests in 7 core portfolios.

The Fund invests in common stocks to replicate the S&P 500 Index. We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, the Fund attempts to achieve 95% correlation between the performance of the S&P 500 Index and the Fund's investment results.

The Fund is a Gateway fund that invests in an international equity investment style. The Fund invests in common stock of high-quality companies based outside of the United States.

We invest in equity securities of companies located or operating in developed non-U.S. countries and in emerging markets of the world. We expect that the securities held by the Fund will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

                                                       Stock Funds Prospectus  5

Stock Funds Overview
--------------------------------------------------------------------------------

     FUND                         OBJECTIVE

     Large Company Growth         Seeks long-term capital appreciation.
     Fund



     Small Cap Growth Fund        Seeks long-term capital appreciation.



     Small Cap Opportunities      Seeks long-term capital appreciation.
     Fund



     Small Cap Value Fund         Seeks long-term capital appreciation.



     Small Company Growth         Seeks long-term capital appreciation.
     Fund

6  Stock Funds Prospectus

--------------------------------------------------------------------------------

     PRINCIPAL STRATEGY

     The Fund is a Gateway fund that invests in the common stock of large, high-quality domestic companies that have superior growth potential. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.


     We invest in common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index, which is considered a small capitalization index. We invest in the common stocks of domestic and foreign issuers we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

     The Fund invests in equity securities of U.S. companies that, at the time of purchase, have market capitalizations of $1. 5 billion or less. We buy stocks of companies we believe can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings.

     The Portfolio will normally invest substantially all of its assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index, which, as of December 1999, ranged from $10 million to $13 billion, but is expected to change frequently.

     The Portfolio invests primarily in the common stock of small and medium-sized companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of December 1999, was $13 billion, but is expected to change frequently.

                                                       Stock Funds Prospectus  7

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 .  the individual Fund Descriptions later in this Prospectus;

 .  under the "General Investment Risks" section beginning on page 76; and

 .  in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

     COMMON RISKS FOR THE FUNDS

     Equity Securities
     The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. The Funds that invest in smaller companies, in foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory, information and diplomatic risks.

8  Stock Funds Prospectus

-------------------------------------------------------------------------------


     FUND                         SPECIFIC RISKS

                                  The Fund is primarily subject to the equity
                                  market risks described in the Common Risks
     Disciplined Growth Fund      section above. Dividend-producing large
                                  company stocks have experienced unprecedented appreciation in recent years. There is no guarantee such performance levels will continue.

                                  Stocks selected for their high dividend income
                                  may be more sensitive to interest rate changes
                                  than other stocks. Dividend-producing large
                                  company stocks have experienced unprece-dented
                                  appreciation in recent years. There is no
                                  guarantee such performance levels will
                                  continue. Fund assets that track the
     Diversified Equity Fund      performance of an index do so whether the
                                  index rises or falls. During periods when an index loses value, Fund assets invested pursuant to this strategy will also lose value. Stocks of smaller and medium-sized companies purchased for the Fund may be more volatile and less liquid than larger company stocks. Foreign company stocks involve special risks, including generally higher commission rates, political, social and monetary or diplomatic developments that could affect U.S.
                                  investments in foreign countries.

                                  Stocks of smaller companies purchased for this
                                  Fund may be more volatile and less liquid than
                                  larger company stocks. Some of these companies
     Diversified Small Cap Fund   have no or relatively short operating
                                  histories, or are newly public companies, they may have aggressive capital structures, including high debt levels or are involved in rapidly growing or changing industries and/or new technologies.

                                  Stocks selected for their high dividend yields
                                  for this Fund may be more sensitive to
     Equity Income Fund           interest rate changes than other stocks. The
                                  Fund is primarily subject to the equity
                                  securities risks described above.

                                  There is no guarantee that securities selected
                                  as "undervalued" will perform as expected.
     Equity Value Fund            Stocks of smaller, medium-sized and foreign
                                  companies purchased using the value strategy may be more volatile and less liquid than other comparable securities.

                                  We select growth stocks based on prospects for
                                  future earnings, which may not grow as
     Growth Fund                  expected. In addition, at times, the overall
                                  market or the market for value stocks may outperform growth stocks.

                                                       Stock Funds Prospectus  9

Summary of Important Risks
--------------------------------------------------------------------------------

     FUND                         SPECIFIC RISKS

                                  Dividend-producing large company stocks have
                                  experienced unprecedented appreciation in
                                  recent years. There is no guarantee such
                                  performance levels will continue. Stocks of
     Growth Equity Fund           smaller and medium-sized companies purchased
                                  for the Fund may be more volatile and less liquid than larger company stocks. Foreign company stocks involve special risks, including generally higher commission rates, political, social and monetary or diplomatic developments that could affect U.S.
                                  investments in foreign countries.

                                  We attempt to match as closely as possible the
                                  performance of the S&P 500 Index. Therefore,
     Index Fund                   during periods when the S&P 500 Index is
                                  losing value, your investment will also lose value.

                                  Foreign company stocks involve special risks,
                                  including generally higher commission rates,
                                  political, social and monetary or diplomatic
                                  developments that could affect U.S.
                                  investments in foreign countries. Emerging
     International Fund and       market countries may experience increased
     International Equity Fund    political instability, and are often dependent
                                  on international trade, making them more vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes.

                                  The Fund is primarily subject to the equity
                                  market risks described in the Common Risks
     Large Company Growth Fund    section above. Dividend-producing large
                                  company stocks have experienced unprecedented appreciation in recent years. There is no guarantee such performance levels will continue. We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

10  Stock Funds Prospectus

-------------------------------------------------------------------------------


     FUND                         SPECIFIC RISKS

                                  This Fund may invest in companies that pay low
                                  or no dividends, have smaller market
                                  capitalizations, have less market liquidity,
                                  have no or relatively short operating
                                  histories, or are newly public companies. Some
                                  of these companies have aggressive capital
                                  structures, including high debt levels, or are
     Small Cap Growth Fund        involved in rapidly growing or changing
                                  industries and/or new technologies. Because the Fund may invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.
                                  We select stocks for this Fund based in part on their prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

                                  Stocks of smaller companies purchased for this Fund may be more volatile and less liquid than larger company stocks. Some of these companies
     Small Cap Opportunities Fund have no or relatively short operating histories, or are newly public companies, they may have aggressive Capital Structures, including high debt levels or are involved in rapidly growing or changing industries and/or new technologies.

                                  Stocks of smaller companies purchased for this
                                  Fund may be more volatile and less liquid than
                                  larger company stocks. Some of these companies
     Small Cap Value Fund         have no or relatively short operating
                                  histories, or are newly public companies, they may have aggressive Capital Structures, including high debt levels or are involved in rapidly growing or changing industries and/or new technologies. There is no guarantee that securities selected as "undervalued" will perform as expected.

                                  Stocks of the smaller and medium-sized
                                  companies purchased for this Fund may be more
                                  volatile and less liquid than larger company
     Small Company Growth Fund    stocks. We select stocks for this Fund based
                                  in part on their prospects for future
                                  earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

                                                      Stock Funds Prospectus  11

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns from inception, and for one-, five- and ten-year periods (as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     Disciplined Growth Fund Institutional Class Calendar Year Returns (%)

                             [GRAPH APPEARS HERE]

             1998      16.79
             1999      10.55

     Best Qtr.: Q4 '98 . 19.17%  Worst Qtr.: Q3 '98 . 13.04%

          Average annual total return (%)
                                                                       Since
          for the period ended 12/31/99                 1 year       Inception
          Institutional Class (Incept. 10/15/97)        10.55           9.88
          S&P 500 Index/1/                              21.04          26.18

1.   S&P 500 is a registered trademark of Standard & Poor's.

12  Stock Funds Prospectus

--------------------------------------------------------------------------------

Diversified Equity Fund Institutional Class Calendar Year Returns (%)


                             [GRAPH APPEARS HERE]


1990            -1.38
1991            37.58
1992             4.74
1993            12.74
1994             0.83
1995            30.95
1996            20.43
1997            25.72
1998            22.35
1999            20.45

Best Qtr.: Q4 `98 . 19.88%           Worst Qtr.: Q3 `90 . -15.86%


     Average annual total return (%)

     for the period ended 12/31/99               1 year      5 years    10 years

     Institutional Class (Incept. 11/11/94)/1/    20.45       23.91      16.72

     S&P 500 Index/2/                             21.04       28.56      18.21


1. Performance shown for periods prior to November 11,1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
2.   S&P 500 is a registered trademark of Standard and Poor's.

                                                     Stock Funds Prospectus   13

Performance History
--------------------------------------------------------------------------------

    Diversified Small Cap Fund Institutional Class Calendar Year Returns (%)


                             [GRAPH APPEARS HERE]


               1998   -8.60

               1999    9.85


Best Qtr.: Q2 '99 . 16.56%              Worst Qtr.: Q3 '98 . -23.73%

     Average annual total return (%)
                                                                        Since
     for the period ended 12/31/99                   1 year           Inception

     Institutional Class (Incept. 12/31/97)            9.85              0.20

     Russell 2000 Index                               21.26              8.70


14   Stock Funds Prospectus

--------------------------------------------------------------------------------
     Equity Income Fund Institutional Class Calendar Year Returns (%)


                             [GRAPH APPEARS HERE]


1990             1.30
1991            28.76
1992             5.51
1993             7.63
1994             4.64
1995            38.43
1996            20.25
1997            28.04
1998            17.85
1999             8.28

Best Qtr.: Q4 `98 . 15.68%        Worst Qtr.: Q3 `93 . -10.74%


     Average annual total return (%)

     for the period ended 12/31/99              1 year      5 years     10 years

     Institutional Class (Incept.11/11/94)1      8.28        22.15       15.47

     S&P 500 Index2                             21.04        28.56       18.21


1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
2.   S&P 500 is a registered trademark of Standard and Poor's.


                                                     Stock Funds Prospectus   15

Performance History
--------------------------------------------------------------------------------

     Equity Value Fund Institutional Class Calendar Year Returns (%)


                             [GRAPH APPEARS HERE]


1991              20.79
1992              10.54
1993              25.82
1994              -1.71
1995              24.37
1996              26.69
1997              27.46
1998               6.84
1999               2.04

Best Qtr.: Q2 '97 . 15.19%         Worst Qtr.: Q3 '90 . -15.20%


     Average annual total return (%)
                                                                         Since
     for the period ended 12/31/99             1 year      5 years     Inception

     Institutional Class (Incept.10/1/95)1      -2.04       16.05       13.15

     S&P 500 Index/2/                           21.04       28.56       26.39


1. Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted on July 2, 1990.
2.   S&P 500 is a registered trademark of Standard & Poor's.


16   Stock Funds Prospectus

Growth Fund Institutional Class Calendar Year Returns (%)

                             [GRAPH APPEARS HERE]

1991            24.78
1992            13.44
1993             8.44
1994             0.29
1995            28.90
1996            21.45
1997            19.31
1998            29.24
1999            21.27

Best Qtr.: Q2 `97 . 13.78%     Worst Qtr.: Q3 `98 . -10.70%


     Average annual total return (%)

                                                                         Since
     for the period ended 12/31/99               1 year     5 years    Inception

     Institutional Class (Incept.10/1/95)1        21.27      23.97      17.63

     S&P 500 Index/2/                             21.04      28.56      26.39


1. Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted on August 2, 1990.
2.   S&P 500 is a registered trademark of Standard & Poor's.


                                                     Stock Funds Prospectus   17

Performance History
--------------------------------------------------------------------------

     Growth Equity Fund Institutional Class Calendar Year Returns (%)

                             [GRAPH APPEARS HERE]

     1990    -1.36
     1991    46.72
     1992     5.06
     1993    19.75
     1994    -1.38
     1995    24.87
     1996    18.78
     1997    20.09
     1998    16.50
     1999    25.72

     Best Qtr.: Q1 '91  .20.28%          Worst Qtr.:  Q3 '90 -20.14%

     Average annual total return (%)

     for the period ended 12/31/99              1 year   5 years    10 years
     Institutional Class (Incept.11/11/94)/1/   25.72     21.14       16.70
     S&P 500 Index/2/                           21.04     28.56       18.21

     1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

     2.   S&P 500 is a registered trademark of Standard & Poor's.


18 Stock Funds Prospectus

------------------------------------------------------------------------------

     Index Fund Institutional Class Calendar Year Returns (%)

                             [GRAPH APPEARS HERE]
     1990   -3.70
     1991   30.00
     1992    7.77
     1993    8.95
     1994    1.11
     1995   36.00
     1996   22.26
     1997   33.18
     1998   28.33
     1999   20.59

     Best Qtr.: Q4 `98 . 21.32%    Worst Qtr.: Q3 `90 . -13.86%

     Average annual total return (%)

     for the period ended 12/31/99              1 year     5 years    10 years
     Institutional Class (Incept.11/11/94)/1/   20.59       27.93      17.68
     S&P 500 Index/2/                           21.04       28.56      18.21

1. Performance shown for periods prior to November 11,1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
2.   S&P 500 is a registered trademark of Standard & Poor's.


                                                       Stock Funds Prospectus 19

Performance History
-----------------------------------------------------------------------------

    International Fund Institutional Class Calendar Year Returns (%)

                             [GRAPH APPEARS HERE]

     1990   -11.27
     1991     4.72
     1992    -4.05
     1993    45.24
     1994     0.74
     1995    11.79
     1996     9.63
     1997     3.06
     1998    12.60
     1999    29.88

     Best Qtr.: Q4 '99 . 21.56%    Worst Qtr.: Q3 '90 .-19.69%

     Average annual total return (%)

     for the period ended 12/31/99             1 year   5 years   10 years
     Institutional Class (Incept.11/11/94)/1/  29.88     13.06      9.19
     MSCI/EAFE Index/2/                        26.96     12.83      7.01

     1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     2.  Morgan Stanley Capital International/Europe, Asia, Far East Index.


20 Stock Funds Prospectus

--------------------------------------------------------------------------------
     International Equity Fund Institutional Class Calendar Year Returns (%)/1/



                            [GRAPHS APPEARS HERE]

     1998       16.03
     1999       51.50

     Best Qtr.: Q4 `99 . 33.85%            Worst Qtr.: Q3 `90 . -17.89%

     Average annual total return (%)
                                                                   Since
     for the period ended 12/31/99                    1 year    Inception/1/
     Institutional Class (Incept. 11/8/99)/1/         51.50        26.36
     MSCI/EAFE Index/2/                               26.96        16.60

     1. Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares which incepted on September 24, 1997.
     2. Morgan Stanley Capital International/Europe, Asia, Far East Index.

                                                       Stock Funds Prospectus 21

Performance History
-------------------------------------------------------------------------------

  Large Company Growth Fund Institutional Class Calendar Year Returns (%)

                             [GRAPH APPEARS HERE]

1990   3.43
1991  67.04
1992   1.85
1993  -0.36
1994  -1.07
1995  29.24
1996  25.11
1997  33.35
1998  48.01
1999  33.21

Best Qtr: Q4 '98 . 31.64%           Worst Qtr.:  Q3  '93 . -17.49%

Average annual total return (%)

for the period ended 12/31/99                1 year         5 years     10 years
Institutional Class (Incept. 11/11/94)/1/    33.21          33.57         22.11
S&P 500 Index/2/                             21.04          28.56         18.21

1. Performance shown for periods prior to November 11,1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
2. S&P 500 is a registered trademark of Standard & Poor's.


22 Stock Funds Prospectus

----------------------------------------------------------------------------

     Small Cap Growth Fund Institutional Class Calendar Year Returns (%)

                             [GRAPH APPEARS HERE]

     1995   69.6
     1996   23.45
     1997   11.57
     1998   -5.39
     1999  120.19

     Best Qtr.: Q4 '99 . 63.61%          Worst Qtr.: Q3 '98 . -26.35%

     Average annual total return (%)
                                                                      Since
     for the period ended 12/31/99             1 year    5 years  Inception/2/
     Institutional Class (Incept. 9/1/96)/1/   120.19     37.33       37.29
     Russell 2000 Index                         21.26     16.69       15.77

     1. Performance shown for periods prior to September 16, 1996 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     2. The predecessor collective investment fund incepted on November 1, 1994.

                                                       Stock Funds Prospectus 23

Performance History
--------------------------------------------------------------------------------

     Small Cap Opportunities Fund Institutional Class Calendar Year Returns (%)

                             [GRAPH APPEARS HERE]
     1994    4.45
     1995   49.08
     1996   22.63
     1997   27.42
     1998   -9.39
     1999   13.82

     Best Qtr.:  '97 . 18.65%             Worst Qtr.:  Q3  '98 . 23.27%

     Average annual total return (%)
                                                                       Since
     for the period ended 12/31/99               1 year  5 years    Inception/2/
     Institutional Class (Incept. 8/15/96)/1/    13.82    19.17         17.48
     Russell 2000 Index                          26.96    16.69         14.14

     1. Performance shown for periods prior to the inception of this Class reflects the performance of a predecessor class of shares that was substantially similar to this Class of shares and adjusted to reflect the fees and expenses of this Class.
     2. The predecessor class of shares incepted on August 1, 1993.

24 Stock Funds Prospectus

--------------------------------------------------------------------------------

     Small Cap Value Fund Institutional Class Calendar Year Returns (%)

                             [GRAPH APPEARS HERE]

     1998           -5.53
     1999           10.59

     Best Qtr.: Q2 '99 . 20.14%         Worst Qtr.: Q3 '98 . -25.94%

     Average annual total return (%)
                                                                   Since
     for the period ended 12/31/99                    1 year     Inception
     Institutional Class (Incept. 10/15/97)            10.59       -1.73
     Russell 2000 Index                                21.26        8.54

                                                    Stock Funds Prospectus    25

Performance History
--------------------------------------------------------------------------------

 Small Company Growth Fund Institutional Class Calendar Year Returns (%)

                             [GRAPH APPEARS HERE]

       1990            2.75
       1991           72.43
       1992           17.02
       1993           22.14
       1994           -3.44
       1995           39.48
       1996           19.82
       1997           22.16
       1998           -9.11
       1999           19.11

 Best Qtr.: Q1 '91 . 30.61%    Worst Qtr.: Q3 '98 . -24.63%

     Average annual total return (%)

     for the period ended 12/31/99                   1 year   5 years   10 years
     Institutional Class (Incept. 11/11/94)/1/        19.11    17.19     18.38
     Russell 2000 Index                               21.26    16.69     13.40

 1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

26   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Stock Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. A broker/dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Expenses include core and Gateway fees, where applicable.

SHAREHOLDER FEES

-----------------------------------------------------------------------------------------------------------------

                                                                                                  All Funds

-----------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)                                                                                  None

Maximum deferred sales charge (load) (as a percentage of the lower of
the Net Asset Value ("NAV") at purchase or the NAV at redemption)                                   None
-----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-----------------------------------------------------------------------------------------------------------------
                                                Disciplined            Diversified                Diversified
                                                Growth Fund            Equity Fund              Small Cap Fund
-----------------------------------------------------------------------------------------------------------------
Management Fees                                   0.75%                   0.86%                       0.99%
Distribution (12b-1) Fees                         0.00%                   0.00%                       0.00%
Other Expenses/1/                                 0.37%                   0.28%                       0.52%
-----------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES              1.12%                   1.14%                       1.51%
-----------------------------------------------------------------------------------------------------------------
Fee Waivers/2/                                    0.12%                   0.14%                       0.31%
-----------------------------------------------------------------------------------------------------------------
NET EXPENSES                                      1.00%                   1.00%                       1.20%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                              International           International               Large Company
                                                  Fund                 Equity Fund                 Growth Fund
-----------------------------------------------------------------------------------------------------------------
Management Fees                                   1.00%                   1.00%                       0.75%
Distribution (12b-1) Fees                         0.00%                   0.00%                       0.00%
Other Expenses/1/                                 0.63%                   0.77%                       0.27%
-----------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES              1.63%                   1.77%                       1.02%
-----------------------------------------------------------------------------------------------------------------
Fee Waivers/2/                                    0.13%                   0.27%                       0.02%
-----------------------------------------------------------------------------------------------------------------
NET EXPENSES                                      1.50%                   1.50%                       1.00%
-----------------------------------------------------------------------------------------------------------------

/1/ Other expenses are based on estimated amounts for the current fiscal year and reflect the impact of fund mergers, if applicable, which occurred on November 6, 1999.
/2/ Fee waivers are contractual and apply for one year from the closing date of the reorganization (two years for the Equity Income Fund). After this time, the Advisor, with Board approval, may reduce or eliminate such waivers.

28    Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
  Equity                 Equity            Growth              Growth         Index
Income Fund            Value Fund           Fund             Equity Fund      Fund
--------------------------------------------------------------------------------------
   0.75%                   0.75%            0.75%                1.07%        0.15%
   0.00%                   0.00%            0.00%                0.00%        0.00%
   0.22%                   0.30%            0.27%                0.35%        0.21%
--------------------------------------------------------------------------------------
   0.97%                   1.05%            1.02%                1.42%        0.36%
--------------------------------------------------------------------------------------
   0.12%                   0.05%            0.02%                0.17%        0.11%
--------------------------------------------------------------------------------------
   0.85%                   1.00%            1.00%                1.25%        0.25%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
 Small Cap               Small Cap        Small Cap          Small Company
Growth Fund            Opportunities     Value Fund           Growth Fund
--------------------------------------------------------------------------------------
   0.90%                   0.90%            0.90%                0.90%
   0.00%                   0.00%            0.00%                0.00%
   0.52%                   0.38%            0.80%                0.37%
--------------------------------------------------------------------------------------
   1.42%                   1.28%            1.70%                1.27%
--------------------------------------------------------------------------------------
   0.22%                   0.03%            0.45%                0.02%
--------------------------------------------------------------------------------------
   1.20%                   1.25%            1.25%                1.25%
--------------------------------------------------------------------------------------

                                                    Stock Funds Prospectus    29

Stock Funds                                                  Summary of Expenses
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

------------------------------------------------------------------------------------------
                 Disciplined   Diversified  Diversified Small     Equity         Equity
                 Growth Fund   Equity Fund      Cap Fund        Income Fund    Value Fund
                 -------------------------------------------------------------------------
1 YEAR              $  102       $  102          $  122            $   87        $  102
3 YEARS             $  344       $  348          $  447            $  284        $  329
5 YEARS             $  605       $  614          $  794            $  512        $  575
10 YEARS            $1,352       $1,374          $1,775            $1,167        $1,278
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                    Growth       Growth          Index        International  International
                     Fund     Equity Fund         Fund             Fund       Equity Fund
                 -------------------------------------------------------------------------
1 YEAR              $  102       $  127          $   26            $  153        $  153
3 YEARS             $  323       $  433          $  105            $  502        $  531
5 YEARS             $  561       $  760          $  191            $  874        $  934
10 YEARS            $1,246       $1,687          $  445            $1,922        $2,062
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                Small Cap       Small Cap
                 Large Company   Growth       Opportunities      Small Cap   Small Company
                  Growth Fund     Fund            Fund           Value Fund   Growth Fund
                 -------------------------------------------------------------------------
1 YEAR              $  102       $  122          $  127            $  127        $  127
3 YEARS             $  323       $  428          $  403            $  492        $  401
5 YEARS             $  561       $  755          $  699            $  881        $  695
10 YEARS            $1,246       $1,683          $1,543            $1,971        $1,532
------------------------------------------------------------------------------------------


30   Stock Funds Prospectus

Key Information
--------------------------------------------------------------------------------

     Core and Gateway Structure
     Some of the Funds in this Prospectus are "Gateway" funds in a "core and Gateway" structure. In this structure, a Gateway fund invests substantially all of its assets in one or more core portfolios whose objectives and investment strategies are consistent with a Fund's investment objective. Gateway funds can enhance their investment opportunities and reduce their expenses through sharing the costs and benefits of managing a large pool of assets. Core portfolios do not offer shares to the public. Certain administrative and other fees and expenses are charged to both the Gateway fund and the core portfolio(s). The services provided and fees charged to a Gateway fund are in addition to and not duplicative of the services provided and fees charged to the core portfolios. References to the activities of a Gateway fund are understood to refer to the investments of the core portfolio(s) in which it invests.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     .    what the Fund is trying to achieve;
     .    how we intend to invest your money; and
     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

                                                     Stock Funds Prospectus   31

Disciplined Growth Fund
--------------------------------------------------------------------------------


     Portfolio Manager:  Stephen S. Smith, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Disciplined Growth Fund seeks capital appreciation by investing primarily in common stocks of larger companies.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests its assets in a core portfolio with a substantially similar investment objective and Investment Strategies.

     The Fund seeks higher long-term returns by investing primarily in the common stock of companies that, in the view of the Advisor, possess above average potential for growth. The Fund invests in companies with average market capitalizations greater than $5 billion.

     The Fund seeks to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, the Advisor uses both quantitative and fundamental analysis. The Advisor may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. The Advisor uses a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals identified by the Advisor. In addition to approximately equal weighting of portfolio securities, the Adviser attempts to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation.

     ---------------------------------------------------------------------------

     Permitted Investments
     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     This Fund is primarily subject to the equity market risks described in the "Common Risks" section.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 76, and the specific risks listed here. They are all important to your investment choice.

32 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING


                                                                           INSTITUTIONAL SHARES--COMMENCED
                                                                           ON OCTOBER 15, 1997
                                                                          -------------------------------------------

                                                                             Sept. 30,      May 31,      May 31,
For the period ended:                                                          1999/1/       1999         1998
                                                                          -------------------------------------------


Net asset value, beginning of period                                           $ 11.41        $ 10.44      $ 10.00

Income from investment operations:
  Net investment income (loss)                                                   (0.01)         (0.01)        0.01
  Net realized and unrealized gain (loss)
    on investments                                                                0.01           0.98         0.44

Total from investment operations                                                  0.00           0.97         0.45

Less distributions:
  Dividends from net investment income                                            0.00           0.00        (0.01)
  Distributions from net realized gain                                            0.00           0.00         0.00

Total from distributions                                                          0.00           0.00        (0.01)

Net asset value, end of period                                                 $ 11.41        $ 11.41      $ 10.44

Total return (not annualized)/2/                                                  0.00%          9.29%        4.50%

Ratios/supplemental data:
  Net assets, end of period (000s)                                             $49,973        $54,307      $12,325

Ratios to average net assets:
  Ratio of expenses to average net assets/3/                                      1.23%          1.25%        1.25%
  Ratio of net investment income (loss) to
    average net assets/3/                                                        (0.30%)        (0.14%)       0.14%

Portfolio turnover/4/                                                               21%            90%          68%/5/

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)/3/                             1.43%          1.45%        2.44%

Ratio of net investment income (loss) to average
  net assets prior to waived fees and reimbursed
  expenses                                                                       (0.50%)        (0.34%)      (1.05%)
------------------------------------------------------------------------------------------------------------------------------------


/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Total return would have been lower had certain expenses not been waived or reimbursed during the period shown.
/3/ Includes expenses allocated from the Portfolio in which the Fund invests. /4/ Portfolio turnover rate represents the activity from the Fund's investment in its corresponding Portfolio.
/5/ The Portfolio in which the Fund invests had a different period of operations than the Fund. The period of operations was October 15, 1997 to May 31, 1998.

                                                       Stock Funds Prospectus 33

Diversified Equity Fund
--------------------------------------------------------------------------------


     Investment Objective
     The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in a "multi-style" equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. The Fund currently invests in 10 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     We invest primarily in equity securities by combining 5 different equity investment styles--an index style, an income equity style, a large company style, a diversified small cap style, and an international style for the Fund's investments. We allocate the assets dedicated to large company investments to 2 Portfolios, and the assets allocated to small company investments to 4 Portfolios. Because we blend 5 equity investment styles for the Diversified Equity Fund, we anticipate that its price and return volatility will be less than that of the Growth Equity Fund, which blends 3 equity investment styles.

     The percentage of Fund assets invested in each core portfolio may temporarily deviate from the current allocations due to changes in market value. The Advisor will effect transactions daily to reestablish the current allocations. The Advisor may make changes in the current allocation at any time in response to market and other conditions. The Fund also may invest in more or fewer core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation with moderate annual return volatility.

     ---------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations were as follows:

     Investment Style/Portfolios                                 Allocation
     Index Portfolio                                              25%
     Income Equity Portfolio                                      25%
     Large Company Style                                          25%
          Large Company Growth Portfolio                                 20%
          Disciplined Growth Portfolio                                    5%
     Diversified Small Cap Style                                  10%
          Small Cap Index Portfolio                                     2.5%
          Small Company Growth Portfolio                                2.5%
          Small Company Value Portfolio                                 2.5%
          Small Cap Value Portfolio                                     2.5%
     International Style                                          15%
          International Portfolio                                     11.25%
          International Equity Portfolio                               3.75%
     TOTAL FUND ASSETS                                           100%

34 Stock Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 92 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 94 for the professional summaries for these managers.


     Core Portfolio                Sub-Advisor      Portfolio Manager(s)
     Index                         WCM              David D. Sylvester and
                                                    Laurie R. White

     Equity Income                 WCM              David L. Roberts, CFA and
                                                    Gary J. Dunn, CFA

     Large Company Growth          Peregrine        John S. Dale, CFA and
                                                    Gary E. Nussbaum, CFA

     Disciplined Growth            Smith            Stephen S. Smith, CFA

     Small Cap Index               WCM              David D. Sylvester and
                                                    Laurie R. White

     Small Company Growth          Peregrine        Robert B. Mersky, CFA and
                                                    Paul E. von Kuster, CFA

     Small Company Value           Peregrine        Tasso H. Coin, Jr., CFA and
                                                    Douglas G. Pugh, CFA

     Small Cap Value               Smith            Stephen S. Smith, CFA

     International                 Schroders        Michael Perelstein

     International Equity          WCM              Katherine Schapiro, CFA and
                                                    Stacey Ho, CFA
     ---------------------------------------------------------------------------

     Important Risk Factors
     Stocks of foreign companies purchased by this Fund may be subject to political and economic instability. Also, stocks of the smaller and medium-sized companies purchased for this Fund may be more volatile and less liquid than larger company stocks.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 76, and the specific risks listed here. They are all important to your investment choice.

                                                       Stock Funds Prospectus 35

Diversified Equity Fund                                     Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund`s financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund`s financial statements, is available upon request in the Fund`s annual report.

FOR A SHARE OUTSTANDING

                                              INSTITUTIONAL CLASS SHARES--COMMENCED
                                              ON NOVEMBER 11, 1994
                                             -------------------------------------------------------------------------------------
                                                 Sept. 30,       May 31,        May 31,      May 31,       May 31,        Oct. 31,
For the period ended:                             1999/1/         1999           1998         1997          1996           1995
                                             -------------------------------------------------------------------------------------
Net asset value, beginning of period           $    48.25     $    43.06     $    36.50     $    30.55     $  27.53     $  22.21

Income from investment operations:
  Net investment income (loss)                       0.04           0.22           0.22           0.25         0.16         0.22
  Net realized and unrealized gain (loss)
    on investments                                  (0.29)          6.15           8.94           6.05         4.25         5.10

Total from investment operations                    (0.25)          6.37           9.16           6.30         4.41         5.32

Less distributions:
  Dividends from net investment income               0.00          (0.20)         (0.27)         (0.16)       (0.42)        0.00
  Distributions from net realized gain               0.00          (0.98)         (2.33)         (0.19)       (0.97)        0.00

Total from distributions                             0.00          (1.18)         (2.60)         (0.35)       (1.39)        0.00

Net asset value, end of period                 $    48.00     $    48.25     $    43.06     $    36.50     $  30.55     $  27.23

Total return (not annualized)/3/                    (0.52%)        15.08%         26.12%         20.76%       16.38%       23.95%

Ratios/supplemental data:
  Net assets, end of period (000s)             $1,902,474     $1,629,191     $1,520,343     $1,212,565     $907,223     $711,111

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets            1.00%/2/       1.00%/2/       1.00%/2/       1.02%/2/     1.06%/2/     1.09%/2/
  Ratio of net investment income (loss) to
    average net assets                               0.44%/2/       0.47%/2/       0.60%/2/       0.79%/2/     1.00%/2/     1.01%/2/

Portfolio turnover                                     13%/4/         35%/4/         23%/4/         48%           6%          10%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/5/                           1.18%/2/       1.17%/2/       1.13%/2/       1.31%/2/     1.30%/2/     1.37%/2/

Ratio of net investment income (loss) to
  average net assetsprior to waived fees
  and reimbursed expenses (annualized)               0.26%/2/       0.30%/2/       0.47%/2/       0.50%/2/     0.76%/2/     0.73%/2/
------------------------------------------------------------------------------------------------------------------------------------


/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/4/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/5/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

36 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Diversified Small Cap Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Diversified Small Cap Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small capitalization equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in a "multi-style" approach designed to minimize the volatility and risk of investing in small capitalization equity securities. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund.

     The Fund invests in several different small capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. The Fund currently invests in 4 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     The percentage of Fund assets invested in each core portfolio may temporarily deviate from the current allocations due to changes in market value. The Advisor will effect the transactions daily to reestablish the current allocations. The Advisor may make changes in the current allocation at any time in response to market and other conditions. The Funds also may invest in more or fewer core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations,shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation with moderate annual return volatility.

     ---------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                    Allocation
     Small Cap Index Portfolio                          25%
     Small Company Growth Portfolio                     25%
     Small Company Value Portfolio                      25%
     Small Cap Value Portfolio                          25%
     TOTAL FUND ASSETS                                 100%

38    Stock Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 92 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 94 for the professional summaries for these managers.

     Core Portfolio                Sub-Advisor        Portfolio Manager(s)
     Small Cap Index               WCM                David D. Sylvester and
                                                      Laurie R. White

     Small Company Growth          Peregrine          Robert B. Mersky, CFA and
                                                      Paul E. von Kuster, CFA

     Small Company Value           Peregrine          Tasso H. Coin, Jr., CFA and
                                                      Douglas G. Pugh, CFA

     Small Cap Value               Smith              Stephen S. Smith, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors
     Stocks of smaller companies purchased for the Fund may be more volatile and less liquid than larger company stocks. Also, short term changes in the demand for the securities of smaller companies may have a disproportionate effect on their market price, tending to make the prices of these securities fall more in response to selling pressure. Growth style stocks are selected in part based on their prospects for future earnings, and may not grow as expected. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 76, and the specific risks listed here. They are all important to your investment choice.

                                                    Stock Funds Prospectus    39

Diversified Small Cap Fund                                  Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                             INSTITUTIONAL CLASS SHARES--
                                                                             COMMENCED ON DECEMBER 31, 1997
                                                                             --------------------------------------------------
                                                                              Sept 30,           May 31,        May 31,
  For the period ended:                                                        1999/1/            1999           1998
                                                                             --------------------------------------------------
  Net asset value, beginning of period                                        $    8.99        $   10.52       $   10.00

  Income from investment operations:
    Net investment income (loss)                                                  (0.01)            0.00            0.00
    Net realized and unrealized gain (loss) on investments                         0.04            (1.53)           0.52

  Total from investment operations                                                 0.03            (1.53)           0.52

  Less distributions:
    Dividends from net investment income                                           0.00             0.00            0.00
    Distributions from net realized gain                                           0.00             0.00            0.00

  Total from distributions                                                         0.00             0.00            0.00

  Net asset value, end of period                                              $    9.02        $    8.99       $   10.52

  Total return (not annualized)/4/                                                 0.33%          (14.54%)          5.20%

  Ratios/supplemental data:
    Net assets, end of period (000s)                                          $  67,459        $  60,261       $  12,551

  Ratios to average net assets (annualized):
    Ratio of expenses to average net assets                                        1.20%/2/         1.20%/2/        1.21%/2/
    Ratio of net investment income (loss) to average net assets                   (0.18%)/2/       (0.05%)/2/       0.25%/2/

  Portfolio turnover/3/                                                              39%             112%             93%

  Ratio of expenses to average net assets prior to waived fees and
    reimbursed expenses (annualized)/5/                                            1.59%/2/         1.65%/2/        2.65%/2/

  Ratio of net investment income (loss) to average net assets prior to
    waived fees and reimbursed expenses (annualized)                              (0.57%)/2/       (0.50%)/2/      (1.19%)/2/
-----------------------------------------------------------------------------------------------------------------------------


/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/5/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

40    Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Equity Income Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies. We invest primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. We primarily emphasize investments in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of total assets in income-producing equity securities; and

     . in issues of companies with market capitalization greater than the median of the Russell 1000 Index (as of December 31, 1999, this median was approximately $4 billion; the median is expected to change frequently).

     We may invest in preferred stocks, convertible securities, and securities of foreign companies. We will normally limit our investment in a single issuer to 10% or less of our total assets. The Fund may invest in additional core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation and above-average dividend income.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Stocks selected for their high dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 76; and the specific risks listed here. They are all important to your investment choice.

42    Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                  INSTITUTIONAL CLASS SHARES--COMMENCED
                                                  ON NOVEMBER 11, 1994
                                                  --------------------------------------------------------------------------------
                                                   Sept.30,           May 31,         May 31,        May 31,    May 31,   Oct.31,
                                                     1999/1/           1999            1998           1997       1996       1995
                                                  --------------------------------------------------------------------------------
For the period ended:

Net asset value, beginning of period               $    46.35       $    41.18      $    33.16      $  27.56   $  24.02   $ 18.90

Income from investment operations:
  Net investment income (loss)                           0.18             0.51            0.52          0.56       0.29      0.46
  Net realized and unrealized gain (loss)
  on investments                                        (2.10)            5.45            8.76          5.55       4.02      4.66

Total from investment operations                        (1.92)            5.96            9.28          6.11       4.31      5.12

Less distributions:
  Dividends from net investment income                  (0.24)           (0.53)          (0.54)        (0.51)     (0.69)     0.00
  Distributions from net realized gain                   0.00            (0.26)          (0.72)         0.00      (0.08)     0.00

Total from distributions                                (0.24)           (0.79)          (1.26)        (0.51)     (0.77)     0.00

Net asset value, end of period                     $    44.19       $    46.35      $    41.18      $  33.16   $  27.56   $ 24.02

Total return (not annualized)/3/                        (4.16%)          14.75%          28.61%        22.40%     18.14%    27.09%

Ratios/supplemental data:
  Net assets, end of period (000s)                 $1,471,410       $1,519,541      $1,214,385      $425,197   $230,831   $49,000

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                0.85%/2/         0.85%/2/        0.85%/2/      0.85%      0.86%     0.85%
  Ratio of net investment income (loss) to
    average net assets                                   1.11%/2/         1.23%/2/        1.43%/2/      1.97%      2.72%     2.51%

Portfolio turnover                                          5%/4/            3%/4/           3%/4/         5%         1%        7%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/5/                               0.88%/2/         0.89%/2/        0.86%/2/      0.90%      1.13%     1.12%

Ratio of net investment income (loss) to
 average net assets prior to waived fees
 and reimbursed expenses (annualized)                    1.08%/2/         1.19%/2/        1.42%/2/      1.92%      2.45%     2.24%


/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/5 During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

Stock Funds Prospectus   43

Equity Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Allan White; Allen Wisniewski, CFA; Gregg Giboney, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Value Fund seeks to provide investors with long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that are trading at low price-to-earnings ratios, as measured against the stock market as a whole or against the individual stock's own price history. In addition we look at the price-to-book value and price-to-cash flow ratios of companies for indications of attractive valuation. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stocks. We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . primarily in common stocks of both large, well-established companies and smaller companies with market capitalization exceeding $50 million at the time of purchase;

     . in debt instruments that may be converted into the common stock of both U.S. and foreign companies; and

     . up to 25% of our assets in foreign companies through American Depositary Receipts and similar instruments.

     We may also purchase convertible debt securities with the same characteristics as common stock, as well as in preferred stock and warrants.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders. During such periods, the Fund may not achieve its objective of long term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     There is no guarantee that securities selected as "undervalued" will perform as expected. Stocks of smaller, medium-sized and foreign companies purchased using the value approach may be more volatile and less liquid than other comparable securities.

     You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 76; and the specific risks listed here. They are all important to your investment choice.

44 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information subsequent to September 30, 1995 which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


 FOR A SHARE OUTSTANDING

                                             INSTITUTIONAL CLASS  SHARES--COMMENCED
                                             ON OCTOBER 1, 1995
                                             -------------------------------------------------------------
                                              Sept. 30,    Sept. 30,    Mar. 31,    Mar. 31,    Sept. 30,
For the period ended:                           1999       1998/1/       1998       1997/2/      1996/3/

                                             -------------------------------------------------------------
Net asset value, beginning of period          $  14.92     $  18.15     $  14.43    $  12.65    $  13.27

Income from investment operations:
 Net investment income (loss)                     0.15         0.10         0.20        0.09        0.22
 Net realized and unrealized
  gain (loss) on investments                      0.59        (3.23)        5.58        1.89        1.61

Total from investment operations                  0.74        (3.13)        5.78        1.98        1.83

Less distributions:
 Dividends from net investment income            (0.15)       (0.10)       (0.20)      (0.08)      (0.23)
 Distributions from net realized gain            (1.26)        0.00        (1.86)      (0.12)      (2.22)

Total from distributions                         (1.41)       (0.10)       (2.06)      (0.20)      (2.45)

Net asset value, end of period                $  14.25     $  14.92     $  18.15    $  14.43    $  12.65

Total return (not annualized)/4/                  4.51%      (17.26%)      42.02%      15.73%      14.58%

Ratios/supplemental data:
 Net assets, end of period (000s)             $123,197     $166,616     $228,452    $193,161    $206,620

Ratios to average net assets (annualized):
 Ratio of expenses to average net assets          1.06%        0.97%        0.95%       0.95%       0.87%
 Ratio of net investment income (loss)
  to average net assets                           0.96%        1.17%        1.18%       1.25%       1.69%

Portfolio turnover                                  72%          23%          50%         45%         91%

Ratio of expenses to average net
 assets prior to waived fees and                  1.08%        0.97%        0.98%       0.99%       0.92%
 reimbursed expenses (annualized)

Ratio of net investment income (loss)
 to average net assets prior to waived            0.94%        1.17%        1.15%       1.21%       1.64%
 reimbursed expenses (annualized)
----------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to September 30. /2/ The Fund changed its fiscal year-end from September 30 to March 31. /3/ The Fund changed its Investment Advisor during this fiscal year. /4/ Total returns do not include any sales charges.

                                                      Stock Funds Prospectus  45

Growth Fund
--------------------------------------------------------------------------------

     Portfolio Manager:  Kelli Hill

     ---------------------------------------------------------------------------

     Investment Objective
     The Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing primarily in common stocks and other equity securities and we look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth. We focus our investment strategy on larger capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks;

     . the majority of total assets in issues of companies with market capitalization that falls within, but towards the higher end of, the range of the Russell 1000 Index, an index comprised of the 1,000 largest U.S. companies based on total market capitalization, that is considered a mid-capitalization index (As of December 31, 1999, this range was from $220 million to $604 billion. The range is expected to change frequently.); and

     . up to 25% of total assets in foreign companies through American
       Depositary Receipts ("ADRs") and similar instruments.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     This Fund is primarily subject to the risks associated with equity securities, including foreign equity and mid-capitalization equity securities, described under Common Risks in the "Summary of Important Risks" section. The advisor selects growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 76; and the specific risks listed here. They are all important to your investment choice.

46  Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


 FOR A SHARE OUTSTANDING

                                                     INSTITUTIONAL CLASS SHARES--COMMENCED
                                                     ON SEPTEMBER 6, 1996
                                                     -------------------------------------------------------------------
                                                        Sept. 30,       Sept. 30,  Mar. 31,  Mar. 31,   Sept. 30,
For the period ended:                                     1999          1998/1/     1998     1997/2/      1996
                                                     -------------------------------------------------------------------
Net asset value, beginning of period                    $ 24.01         $ 25.91    $ 22.52   $ 21.01    $ 20.03

Income from investment operations:
 Net investment income (loss)                              0.03            0.07       0.17      0.09       0.02
 Net realized and unrealized
  gain (loss) on investments                               6.64           (1.90)      7.25      1.57       0.97

Total from investment operations                           6.67           (1.83)      7.42      1.66       0.99

Less distributions:
 Dividends from net investment income                     (0.03)          (0.07)     (0.17)    (0.09)     (0.01)
 Dividends from net realized gain                         (3.85)           0.00      (3.86)    (0.06)      0.00

Total from distributions                                  (3.88)          (0.07)     (4.03)    (0.15)     (0.01)

Net asset value, end of period                          $ 26.80         $ 24.01    $ 25.91   $ 22.52    $ 21.01

Total return (not annualized)/3/                          29.69%          (7.10)%    34.86%     7.92%      3.41%

Ratios/supplemental data:
 Net assets, end of period (000s)                       $17,588         $14,355    $18,180   $19,719    $18,508

Ratios to average net assets (annualized):
 Ratio of expenses to average net assets                   1.00%           1.02%      0.99%     1.01%      0.96%
 Ratio of net investment income (loss)
  to average net assets                                    0.15%           0.48%      0.65%     0.78%      1.27%

Portfolio turnover                                           38%             18%       137%       40%        83%

Ratio of expenses to average net
 assets prior to waived fees and                           1.02%           1.04%       N/A       N/A        N/A
 reimbursed expenses (annualized)

Ratio of net investment income (loss)
 to average net assets prior to waived                     0.13%           0.46%       N/A       N/A        N/A
 reimbursed expenses (annualized)
-----------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to September 30. /2/ The Fund changed its fiscal year-end from September 30 to March 31. /3/ Total returns do not include any sales charges.

                                                      Stock Funds Prospectus  47

Growth Equity Fund
--------------------------------------------------------------------------------


     Investment Objective
     The Growth Equity Fund seeks a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. The Fund currently invests in 7 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     The Fund invests primarily in equity securities by combining 3 different equity investment styles--a large company growth style, a diversified small cap style, and an international style. The Fund allocates the assets dedicated to small company investments to 4 Portfolios. It is anticipated that the Fund's price and return volatility will be somewhat greater than those of the Diversified Equity Fund, which blends 5 equity styles.

     The percentage of Fund assets invested in each core portfolio may temporarily deviate from the current allocations due to changes in market value. The Advisor will effect transactions daily to reestablish the current allocations. The Advisor may make changes in the current allocation at any time in response to market and other conditions. The Fund also may invest in more or fewer core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of providing a high level of long-term capital appreciation with moderate annual return volatility.

     ---------------------------------------------------------------------------
     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                        Allocation
     Large Company Growth Portfolio                         35%
     Diversified Small Cap Style                            35%
          Small Cap Index Portfolio                              8.75%
          Small Company Growth Portfolio                         8.75%
          Small Company Value Portfolio                          8.75%
          Small Cap Value Portfolio                              8.75%
     International Style                                    30%
          International Portfolio                               22.5%
          International Equity Portfolio                         7.5%
 TOTAL FUND ASSETS                                          100%

48  Stock Funds Prospectus

--------------------------------------------------------------------------------
     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 92 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 94 for the professional summaries for these managers.

     Core Portfolio                 Sub-Advisor           Portfolio Manager(s)
     Large Company Growth           Peregrine             John S. Dale, CFA and
                                                          Gary E. Nussbaum, CFA

     Small Cap Index                WCM                   David D. Sylvester and
                                                          Laurie R. White

     Small Company Growth           Peregrine             Robert B. Mersky, CFA and
                                                          Paul E. von Kuster, CFA

     Small Company Value            Peregrine             Tasso H. Coin, Jr., CFA and
                                                          Douglas G. Pugh, CFA

     Small Cap Value                Smith                 Stephen S. Smith, CFA

     International                  Schroders             Michael Perelstein

     International Equity           WCM                   Katherine Schapiro, CFA and
                                                          Stacey Ho, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors
     This Fund is primarily subject to the equity market risks described in the Common Risks section.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 76, and the specific risks listed here. They are all important to your investment choice.

                                                    Stock Funds Prospectus    49

Growth Equity Fund                                          Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                               INSTITUTIONAL CLASS SHARES--COMMENCED
                                               ON NOVEMBER 11, 1994
                                               --------------------------------------------------------------------------------
                                                Sept. 30,        May 31,         May 31,        May 31,        May 31,  Oct. 31,
                                                 1999/1/          1999            1998           1997           1996     1995
                                               --------------------------------------------------------------------------------
  For the period ended:

  Net asset value, beginning of period         $   36.17      $   35.72      $    32.48      $   29.08      $   26.97  $  22.28

  Income from investment operations:
    Net investment income (loss)                    0.01          (0.03)          (0.04)         (0.02)          0.00     (0.02)
    Net realized and unrealized gain (loss)
     on investments                                 0.64           2.58            6.86           4.05           4.09      4.71

  Total from investment operations                  0.65           2.55            6.82           4.03           4.09      4.69

  Less distributions:
    Dividends from net investment income            0.00          (0.03)          (0.04)         (0.04)         (0.12)     0.00
    Distributions from net realized gain            0.00          (2.07)          (3.54)         (0.59)         (1.86)     0.00

  Total from distributions                          0.00          (2.10)          (3.58)         (0.63)         (1.98)     0.00

  Net asset value, end of period               $   36.82      $   36.17      $    35.72      $   32.48      $   29.08  $  26.97

  Total return (not annualized)/4/                  1.80%          7.60%          22.52%         14.11%         15.83%    21.10%

  Ratios/supplemental data:
    Net assets, end of period (000s)           $ 644,215      $ 920,586      $1,033,251      $ 895,420      $ 735,728  $564,004

  Ratios to average net assets (annualized):
    Ratio of expenses to average net assets         1.25%/2/       1.25%/2/        1.25%/2/       1.30%/2/       1.35%     1.38%/2/
    Ratio of net investment income (loss) to
     average net assets                             0.05%/2/      (0.08%)/2/      (0.11%)/2/     (0.09%)/2/      0.01%    (0.11%)/2/

  Portfolio turnover                                  22%/3/         73%/3/          47%/3/          9%             7%        9%

  Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses (annualized)/5/                        1.40%/2/       1.38%/2/        1.35%/2/       1.84%/2/       1.85%     1.92%/2/

  Ratio of net investment income (loss) to
    average net assets prior to waived fees
    and reimbursed expenses (annualized)           (0.10%)/2/     (0.21%)/2/      (0.21%)/2/     (0.63%)/2/     (0.49%    (0.65%)/2/
------------------------------------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/5/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

50    Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Index Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David D. Sylvester; Laurie R. White

     ---------------------------------------------------------------------------

     Investment Objective
     The Index Fund seeks to replicate the total rate of return of the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index").

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests its assets in a core portfolio with a substantially similar investment objective and investment strategies. We invest in substantially all of the common stocks listed on the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

     A precise duplication of the performance of the S&P 500 Index would mean that the net asset value of Fund shares, including dividends and capital gains would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:
     . in a diversified portfolio of common stocks designed to provide a relative sample of the stocks listed on the S&P 500 Index;

     . in stock index futures and options on stock indexes as a substitute for comparable position in the underlying securities; and

     . in interest-rate futures contracts, options or interest rate swaps and index swaps.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of replicating the total rate of return of the S&P 500 Index.

     ---------------------------------------------------------------------------

     Important Risk Factors
     We attempt to replicate the performance of the S&P 500 Index. Therefore, during periods when the S&P 500 Index is losing value, your investment will also lose value.

     You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 76; and the specific risks listed here. They are all important to your investment choice.

52    Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                     INSTITUTIONAL CLASS SHARES--
                                                     COMMENCED ON NOVEMBER 11, 1994
                                                     ----------------------------------------------------------------------------
                                                       Sept. 30,       May 31,       May 31,     May 31,      May 31,    Oct. 31,
                                                        1999/1/         1999          1998        1997         1996       1995
                                                     ------------------------------------------------------------------------------
For the period ended:


Net asset value, beginning of period                   $  54.83      $    46.36     $  39.49     $  31.49     $  27.67     $  21.80

Income from investment operations:
  Net investment income (loss)                            0.24            0.57         0.58         0.49         0.36         0.45
  Net realized and unrealized gain (loss)
   on investments                                        (0.77)           8.87        10.74         8.50         4.08         5.42

Total from investment operations                         (0.53)           9.44        11.32         8.99         4.44         5.87

Less distributions:
  Dividends from net investment income                   (0.36)          (0.57)       (0.65)       (0.48)       (0.43)        0.00
  Distributions from net realized gain                   (0.27)          (0.40)       (3.80)       (0.51)       (0.19)        0.00

Total from distributions                                 (0.63)          (0.97)       (4.45)       (0.99)       (0.62)        0.00

Net asset value, end of period                         $  53.67      $    54.83     $  46.36     $  39.49     $  31.49      $ 27.67

Total return (not annualized)/3/                          (1.00%)         20.57%       30.32%       29.02%       16.27%       26.93%

Ratios/supplemental data:
  Net assets, end of period (000s)                     $813,861      $1,154,289     $784,205     $513,134     $249,644     $186,197

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                 0.25%/2/        0.25%/2/     0.25%/2/     0.25%        0.31%        0.50%
  Ratio of net investment income (loss) to
   average net assets                                     1.17%/2/        1.28%/2/     1.53%/2/     2.10%        2.25%        2.12%

Portfolio turnover                                          11%/4/           4%/4/        7%/4/       24%           9%          14%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/5/                                0.55%/2/        0.55%/2/     0.58%/2/     0.56%        0.57%        0.64%

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)                    0.87%2          0.98%2       1.20%/2/     1.79%        1.99%        1.98%
-----------------------------------------------------------------------------------------------------------------------------------


/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/5/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

                                                     Stock Funds Prospectus   53

International Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Michael Perelstein

     ---------------------------------------------------------------------------

     Investment Objective
     The International Fund seeks long-term capital appreciation by investing in high-quality companies based outside the United States.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies.

     ---------------------------------------------------------------------------

     Permitted Investments
     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 76, and the specific risks listed here. They are all important to your investment choice.

54   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which,along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                                        INSTITUTIONAL CLASS SHARES--COMMENCED
                                                        ON NOVEMBER 11, 1994
                                                        ---------------------------------------------------------------------------
                                                           Sept. 30         May 31,     May 31,    May 31,    May 31,   Oct. 31,
                                                           1999/1/          1999        1998       1997       1996       1995
                                                        ---------------------------------------------------------------------------
For the period ended:

Net asset value, beginning of period                       $  22.80       $  23.85    $  21.67   $  19.84   $  17.99   $ 17.28

Income from investment operations:
  Net investment income (loss)                                 0.07           0.10        0.09       0.09       0.14      0.09
  Net realized and unrealized gain (loss)
   on investments                                              0.87          (0.48)       2.29       1.94       2.04      0.62
Total from investment operations                               0.94          (0.38)       2.38       2.03       2.18      0.71

Less distributions:
  Dividends from net investment income                         0.00          (0.21)      (0.20)     (0.20)     (0.33)     0.00
  Distributions from net realized gain                         0.00          (0.46)       0.00       0.00       0.00      0.00

Total from distributions                                       0.00          (0.67)      (0.20)     (0.20)     (0.33)     0.00

Net asset value, end of period                             $  23.74       $  22.80    $  23.85   $  21.67   $  19.84   $ 17.99

Total return (not annualized)/6/                               4.12%         (1.32%)     11.19%     10.27%     12.31%     4.11%

Ratios/supplemental data:
  Net assets, end of period (000s)                         $274,448       $271,240    $279,667   $228,552   $143,643   $91,401

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                      1.50%/2/       1.50%/2/    1.47%/2/   1.43%/2/   1.50%/2/  1.50%/2/
  Ratio of net investment income (loss) to
   average net assets                                          0.90%/2/       0.44%/2/    0.45%/2/   0.40%/2/   0.60%/2/  0.54%/2/

Portfolio turnover                                               23%/4/         95%/3/      37%/3/     48%/4/     14%/4/    29%/4/

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized) 5                                      1.58%/2/       1.61%/2/    1.50%/2/   1.44%2     1.52%/2/  1.66%/2/

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)                         0.82%/2/       0.33%/2/    0.42%/2/   0.39%2     0.58%/2/  0.38%/2/


/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/5/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/6/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

                                                     Stock Funds Prospectus   55

International Equity Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Katherine Schapiro, CFA; Stacey Ho, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long-term, by investing primarily in equity securities of non-U.S. companies.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of equity securities of companies based in developed non-U.S. countries and in emerging markets of the world. We expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

     We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of total assets in equity securities of companies located or operating outside the U.S.;

     . in a minimum of five countries exclusive of the U.S.;

     . up to 50% of total assets in any one country;

     . up to 25% of total assets in emerging markets;

     . in issuers with an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalization as low as $250 million; and

     . in equity securities including common stocks, and preferred stocks, and in warrants, convertible debt securities, American Depositary Receipts ("ADRs"), Government Depositary Receipts ("GDRs") (and similar instruments) and shares of other mutual funds.

     Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and forward foreign currency contracts.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. We may also, for temporary defensive purposes, invest without limit in cash, short-term debt and equity securities of U.S. companies when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of total return, with an emphasis on capital appreciation.

56   Stock Funds Prospectus

________________________________________________________________________________

     Important Risk Factors
     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 76, and the specific risks listed here. They are all important to your investment choice.

                                                     Stock Funds Prospectus   57

Large Company Growth Fund
--------------------------------------------------------------------------------


     Portfolio Managers: John S. Dale, CFA; Gary E. Nussbaum, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the Advisor believes have superior growth potential.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies.

     We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which, as of December 31, 1999, was approximately $4 billion, and is expected to change frequently. In selecting securities for the Fund, we seek issuers whose stock is attractively valued with fundamental characteristics that are significantly better than the market average and that support internal earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market.

     ---------------------------------------------------------------------------

     Permitted Investments
     We will not invest more than 10% of the Fund's total assets in the securities of a single issuer. We may invest up to 20% of the Fund's total assets in the securities of foreign companies and may hedge against currency risk by using foreign currency forward contracts. The Fund may invest in additional core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 76, and the specific risks listed above. They are all important to your investment choice.

58   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING



                                                      INSTITUTIONAL CLASS SHARES--COMMENCED
                                                      ON NOVEMBER 11, 1994
                                                      ---------------------------------------------------------------------------
                                                         Sept. 30         May 31,     May 31,     May 31,     May 31,    Oct. 31,
For the period ended:                                    1999/1/           1999        1998        1997        1996       1995
                                                      ---------------------------------------------------------------------------



Net asset value, beginning of period                   $   54.67    $   39.94     $   32.63     $  26.97    $ 23.59    $ 18.50

Income from investment operations:
  Net investment income (loss)                             (0.07)       (0.17)        (0.11)       (0.03)     (0.04)     (0.05)
  Net realized and unrealized gain (loss)
   on investments                                           0.00        15.95         10.20         5.91       3.64       5.14

Total from investment operations                           (0.07)       15.78         10.09         5.88       3.60       5.09

Less distributions:
  Dividends from net investment income                      0.00         0.00          0.00         0.00       0.00       0.00
  Distributions from net realized gain                      0.00        (1.05)        (2.78)       (0.22)     (0.22)      0.00

Total from distributions                                    0.00        (1.05)        (2.78)       (0.22)     (0.22)      0.00

Net asset value, end of period                         $   54.60    $   54.67     $   39.94     $  32.63    $ 26.97    $ 23.59

Total return (not annualized)/4/                           (0.13%)      39.96%        32.29%       21.93%     15.40%     27.51%

Ratios/supplemental data:
  Net assets, end of period (000s)                     $ 801,943    $ 645,385     $ 232,499     $131,768    $82,114    $63,567

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                   1.00%/2/     1.00%/2/      1.00%/2/     0.99%      1.00%      1.00%/2/
  Ratio of net investment income (loss) to
   average net assets                                      (0.38%)/2/   (0.49%)/2/    (0.36%)/2/   (0.18%)    (0.30%)    (0.23%)

Portfolio turnover                                             5%/3/       28%/3/        13%/3/       24%        17%        32%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/5/                                  1.04%/2/     1.09%/2/      1.03%/2/     1.09%      1.13%      1.20%

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)                     (0.42%)/2/   (0.58%)/2/    (0.39%)/2/   (0.28%)    (0.43%)    (0.43%)
------------------------------------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/5/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.


                                                     Stock Funds Prospectus   59

Small Cap Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Thomas Zeifang, CFA; Chris Greene

     ---------------------------------------------------------------------------

     Investment Objective
     The Small Cap Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index. As of December 31, 1999, the range was $10 million to $13 billion, but it is expected to change frequently. We will sell the stock of any company whose market capitalization exceeds the range of this index for sixty consecutive days.

     We invest in the common stocks of domestic and foreign companies we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of total assets in an actively managed, broadly diversified portfolio of small cap growth-oriented common stocks;

     . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

     . up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

     . no more than 25% of total assets in foreign companies through American
       Depositary Receipts or similar issues.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

60   Stock Funds Prospectus

--------------------------------------------------------------------------------
     Important Risk Factors
     This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

     . pay low or no dividends;

     . have smaller market capitalization;

     . have less market liquidity;

     . have no or relatively short operating histories, or are new public companies or are initial public offerings, whose stocks are typically more volatile than stocks of more seasoned companies;

     . have aggressive capital structures including high debt levels; or

     . are involved in rapidly growing or changing industries and/or new technologies.

     Because we invest in aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains. Stocks of foreign companies, whether purchased directly or through American Depositary Receipts, may be more volatile and less liquid than other comparable securities.

     You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 76; and the specific risks listed here. They are all important to your investment choice.


                                                     Stock Funds Prospectus   61

Small Cap Growth Fund                                       Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                      INSTITUTIONAL CLASS SHARES--COMMENCED
                                                      ON SEPTEMBER 16, 1996
                                                      ------------------------------------------------------------------------------
                                                        Sept. 30,        Sept. 30,    Mar. 31,     Mar. 31,     Sept. 30,
For the period ended:                                     1999           1998/1/      1998        1997/2/       1996
                                                      ------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 18.02     $ 25.77    $   19.01   $   22.45    $   22.01

Income from investment operations:
  Net investment income (loss)                                 (0.28)      (0.02)        0.00        0.02         0.00
  Net realized and unrealized
   gain (loss) on investments                                  10.38       (7.73)        8.84       (3.46)        0.44

Total from investment operations                               10.10       (7.75)        8.84       (3.44)        0.44

Less distributions:
  Dividends from net investment income                          0.00        0.00        (0.01)       0.00         0.00
  Distributions from net realized gain                         (1.46)       0.00        (2.07)       0.00         0.00

Total from distributions                                       (1.46)       0.00        (2.08)       0.00         0.00

Net asset value, end of period                               $ 26.66     $ 18.02    $   25.77   $   19.01    $   22.45

Total return (not annualized)/5/                               59.98%     (30.07%)      47.70%     (15.32%)       2.00%

Ratios/supplemental data:
  Net assets, end of period (000s)                           $22,023     $56,438    $  78,856   $  29,200    $  24,553

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                       0.76%       0.76%        0.75%/3/    0.75%/3/     1.60%/3/
  Ratio of net investment income (loss)
   to average net assets                                       (0.38%)     (0.21%)       0.01%/3/    0.16%/3/    (1.15%)/3/

Portfolio turnover                                               249%        110%         291%/4/      69%/4/       10%/4/

Ratio of expenses to average net
  assets prior to waived fees and                               1.29%       1.21%        1.26%/3/    1.65%/3/     1.63%/3/
  reimbursed expenses (annualized)

Ratio of net investment income (loss)
  to average net assets prior to waived                        (0.91%)     (0.66%)      (0.50%)/3/  (0.74%)/3/   (1.18%)/3/
  reimbursed expenses (annualized)
------------------------------------------------------------------------------------------------------------------------------------


/1/  The Fund changed its fiscal year-end from March 31 to September 30.
/2/  The Fund changed its fiscal year-end from September 30 to March 31.
/3/ Ratio includes income and expenses allocated from the Master Portfolio. /4/ Reflects activity of the Master Portfolio.
/5/  Total returns do not include any sales charges.

62   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Small Cap Opportunities Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Ira Unschuld

     ---------------------------------------------------------------------------

     Investment Objective
     The Small Cap Opportunities Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio that invests primarily in equity securities of U.S. companies that, at the time of purchase, have market capitalizations of $1.5 billion or less.

     We attempt to identify securities of companies that we believe can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings. Our assessment of a company's management's competence will be an important consideration. These criteria are not rigid and we may make other investments to achieve the Fund's objective.

     ---------------------------------------------------------------------------

     Permitted Investments
     We invest primarily in small cap equity securities, including common stocks,securities convertible into common stocks or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. We also may invest to a limited degree in non-convertible debt securities and preferred stocks.

     We may use options and futures contracts to manage risk. We also may use options to enhance return.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

64   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

     . pay low or no dividends;

     . have smaller market capitalization;

     . have less market liquidity;

     . have no or relatively short operating histories, or are new public companies or are initial public offerings;

     . have aggressive capital structures including high debt levels; or

     . are involved in rapidly growing or changing industries and/or new technologies.

     Because we may invest in such aggressive securities,share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 76, and the specific risks listed above. They are all important to your investment choice.

                                                     Stock Funds Prospectus   65

Small Cap Opportunities Fund                                Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception,if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                      INSTITUTIONAL CLASS SHARES--COMMENCED
                                                      ON AUGUST 15, 1996
                                                      ------------------------------------------------------------------
                                                       Sept. 30        May 31,           May 31,          May 31,
For the period ended:                                  1999/1/          1999              1998             1997
                                                      ------------------------------------------------------------------
Net asset value, beginning of period                  $  20.51        $   23.61         $   19.84        $   16.26

Income from investment operations:
  Net investment income (loss)                           (0.03)           (0.11)            (0.06)           (0.01)
  Net realized and unrealized gain (loss)
  on investments                                          0.02            (2.97)             4.36             3.60

Total from investment operations                         (0.01)           (3.08)             4.30             3.59

Less distributions:
  Dividends from net investment income                    0.00             0.00              0.00             0.00
  Distributions from net realized gain                    0.00            (0.02)            (0.53)           (0.01)

Total from distributions                                  0.00            (0.02)            (0.53)           (0.01)

Net asset value, end of period                        $  20.50        $   20.51         $   23.61        $   19.84

Total return (not annualized)/2/                         (0.05%)         (13.02%)           21.95%           11.42%

Ratios/supplemental data:
  Net assets at end of period (000s)                  $195,283        $ 201,816         $ 284,828        $  77,174

Ratios to average net assets:
  Ratio of expenses to average net assets                 1.25%            1.25%/3/          1.25%/3/         1.25%/3/
  Ratio of net investment income (loss)
  to average net assets                                  (0.44%)          (0.47%)/3/        (0.40%)/3/       (0.16%)/3/

Portfolio turnover/4/                                       40%             119%               55%              34%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)                                   1.29%            1.35%/3/          1.38%/3/         1.89%/3/

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)                   (0.48%)          (0.57%)/3/        (0.53%)/3/       (0.80%)/3/
------------------------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/3/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

66   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Small Cap Value Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Stephen S.Smith, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Small Cap Value Fund's investment objective is to seek capital appreciation by investing primarily in common stocks of smaller companies.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests its assets in a core portfolio with a substantially similar investment objective and investment strategies.

     The Fund seeks capital appreciation by investing in common stocks of smaller companies. The Fund will normally invest substantially all of its assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index, which, as of December 31, ranged from approximately $10 million to approximately $13 billion, and is expected to change frequently.

     ---------------------------------------------------------------------------

     Permitted Investments
     The Fund seeks higher growth rates and greater long-term returns by investing primarily in the common stock of smaller companies that the Advisor believes to be undervalued and likely to report a level of corporate earnings exceeding the level expected by investors. The Advisor values companies based upon both the price-to-earnings ratio of the company and a comparison of the public market value of the company to a proprietary model that values the company independently using public market value as one factor in its analysis. In seeking companies that will report a level of earnings exceeding that expected by investors,the Advisor uses both quantitative and fundamental analysis. Among other factors, the Advisor considers changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and the fundamental business outlook for the company. The Fund may invest in additional core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of capital appreciation.

68   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

     .  pay low or no dividends;
     .  have smaller market capitalization;
     .  have less market liquidity;
     . have no or relatively short operating histories, or are new public companies or are initial public offerings;
     . have aggressive capital structures including high debt levels; or . are involved in rapidly growing or changing industries and/or new technologies.

     There is no guarantee that securities selected as "undervalued" will perform as expected.

     Because we may invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses,and higher short-term capital gains.

     You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 76; and the specific risks listed here. They are all important to your investment choice.

                                                    Stock Funds Prospectus    69

Small Cap Value Fund                                        Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                  INSTITUTIONAL CLASS SHARES--
                                                                  COMMENCED ON OCTOBER 15, 1997
                                                                  -------------------------------------------------------
                                                                     Sept. 30,            May 31,          May 31,
For the period ended:                                                1999/1/               1999             1998
                                                                  -------------------------------------------------------
Net asset value, beginning of period                                $    8.04           $   10.16       $     10.00

Income from investment operations:
  Net investment income (loss)                                          (0.02)              (0.03)            (0.01)
  Net realized and unrealized gain (loss) on investments                 0.49               (2.08)             0.17

Total from investment operations                                         0.47               (2.11)             0.16

Less distributions:
  Dividends from net investment income                                   0.00                0.00              0.00
  Distributions from net realized gain                                   0.00               (0.01)             0.00

Total from distributions                                                 0.00               (0.01)             0.00

Net asset value, end of period                                      $    8.51           $    8.04       $     10.16

Total return (not annualized)/2/                                         5.85%             (20.77%)            1.60%

Ratio/supplementary data:
  Net assets at end of period (000s)                                $  17,404           $  16,791       $     6,422

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                1.29%/3/            1.30%/3/         1.30%/3/
  Ratio of net investment income (loss) to average net assets           (0.60%)/3/          (0.46%)/3/       (0.56%)/3/

Portfolio turnover/4/                                                      49%                108%              79%/5/

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)                                                  1.71%/3/            1.72%/3/         3.54%/3/

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)                                  (1.02%)/3/          (0.88%)/3/       (2.80%)/3/
-------------------------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Total return would have been lower had certain expenses not been waived or reimbursed during the period shown.
/3/ Includes expenses allocated from the Portfolio in which the Fund invests. /4/ Portfolio turnover rate represents the activity from the Fund's investment in its corresponding Portfolio.
/5/ The Portfolio in which the Fund invests had a different period of operations than the Fund.

70   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Small Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Robert B. Mersky, CFA; Paul E. von Kuster, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Small Company Growth Fund's investment objective is to provide long-term capital appreciation by investing in smaller domestic companies.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests its assets in a core portfolio with a substantially similar investment objective and Investment Strategies. The Fund invests primarily in the common stock of small and medium-sized domestic companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index or approximately $13 billion.

     In selecting securities for the Fund, the Adviser seeks to identify companies that are rapidly growing (usually with relatively short operating histories) or that are emerging from a period of investor neglect by undergoing a dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or measures taken to close the gap between share price and takeover/asset value.

     ---------------------------------------------------------------------------

     Permitted Investments
     The Fund may invest up to 10% of its total assets in securities of foreign companies. The Fund will not invest more than 10% of its total assets in the securities of a single issuer, or more than 35% of its total assets in the securities of companies considered to be "mid-capitalization. "The Fund may invest in additional core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

72   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

     .  pay low or no dividends;

     .  have smaller market capitalization;

     .  have less market liquidity;

     . have no or relatively short operating histories, or are new public companies or are initial public offerings;

     .  have aggressive capital structures including high debt levels; or

     . are involved in rapidly growing or changing industries and/or new technologies.

     Because we may invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks. Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.

     You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 76; and the specific risks listed here. They are all important to your investment choice.

                                                      Stock Funds Prospectus  73

Small Company Growth Fund                                   Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                              INSTITUTIONAL CLASS SHARES--COMMENCED
                                              ON NOVEMBER 11, 1994
                                              -----------------------------------------------------------------------------
                                              Sept. 30      May 31,      May 31,     May 31,      May 31,    Oct. 31,
                                              1999/1/        1999         1998        1997         1996        1995
                                              -----------------------------------------------------------------------------
For the period ended:

Net asset value, beginning of period        $  27.44      $  33.69     $  31.08     $  33.00    $  29.99    $  21.88

Income from investment operations:
  Net investment income (loss)                 (0.05)        (0.15)       (0.23)       (0.18)      (0.07)      (0.11)
  Net realized and unrealized gain (loss)
    on investments                             (0.36)        (3.67)        6.88         1.83        5.94        8.22

Total from investment operations               (0.41)        (3.82)        6.65         1.65        5.87        8.11

Less distributions:
  Dividends from net investment income          0.00          0.00         0.00         0.00        0.00        0.00
  Distributions from net realized gain          0.00         (2.43)       (4.04)       (3.57)      (2.86)       0.00

Total from distributions                        0.00         (2.43)       (4.04)       (3.57)      (2.86)       0.00

Net asset value, end of period              $  27.03      $  27.44     $  33.69     $  31.08    $  33.00    $  29.99

Total return (not annualized)/4/               (1.49%)      (10.72%)      22.38%        5.65%      21.43%      37.07%

Ratios/supplemental data:
  Net assets, end of period (000s)          $515,292      $557,516     $748,269     $447,580    $378,546    $278,058

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets       1.25%/2/      1.25%/2/     1.25%/2/     1.24%       1.25%       1.25%
  Ratio of net investment income (loss) to
    average net assets                         (0.52%)/2/    (0.52%)/2/   (0.73%)/2/   (0.71%)     (0.41%)     (0.47%)

Portfolio turnover                                55%/3/       154%/3/      123%/3/      124%         62%        107%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)                         1.30%/2/      1.30%/2/     1.26%/2/     1.29%       1.29%       1.35%

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)         (0.57%)/2/    (0.57%)/2/   (0.74%)/2/   (0.76%)     (0.45%)     (0.57%)
---------------------------------------------------------------------------------------------------------------------------


/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in its corresponding Portfolio.
/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/5/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

74  Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 8. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .  We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds may invest a portion of their assets in U. S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

76  Stock Funds Prospectus

     ---------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

     Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

                                                      Stock Funds Prospectus  77

General Investment Risks
--------------------------------------------------------------------------------

     Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-backed or other asset-backed security, and reduce a portfolio's return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     Year 2000 Risk--The Funds' principal service providers have advised the Funds that they have made the necessary changes to their computer systems to avoid any systems failure based on an inability to distinguish the year 2000 from the year 1900. Year 2000 risks remain throughout the year, and may also adversely affect the companies or entities in which the Funds invest, especially foreign entities, which may be less technologically prepared. The extent of such impact cannot be predicted.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

78  Stock Funds Prospectus

Investment Practice/Risk
The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                   DIVERSIFIED
                                                         DISCIPLINED  DIVERSIFIED     SMALL     EQUITY  EQUITY          GROWTH
                                                           GROWTH       EQUITY         CAP      INCOME  VALUE   GROWTH  EQUITY INDEX

INVESTMENT PRACTICE                RISK
Borrowing Policies
The ability to borrow from banks   Leverage Risk            .             .             .         .       .        .       .     .
for temporary purposes to meet
shareholder redemptions.

Emerging Markets
Securities of companies located    Information,Political,
or operating in countries          Regulatory, Diplomatic,  .             .             .         .       .        .       .
considered developing or to have   Liquidity and Currency
"emerging" considered stock        Risk
markets. Generally, these
securities have the same type of
risks as foreign securities, but
to a higher degree.

Floating and Variable Rate Debt
Instruments with interest rates    Interest Rate and        .             .             .         .       .        .       .     .
that are adjusted either on a      Credit Risk
schedule or when an index or
benchmark changes.

Foreign Securities
Equity securities issued by a      Information,
non-U.S. company or debt           Political, Regulatory,   .             .             .         .       .        .       .     .
securities of a foreign            Diplomatic,Liquidity
government in the form of an       and Currency Risk
American Depositary Receipt or
similar instrument. Foreign
securities may also be
emerging market securities,
which are subject to the same
risks, but to a higher degree.

Forward Commitment, When-Issued
and Delayed Delivery Transactions
Securities bought or sold for      Interest Rate,           .             .             .         .       .        .       .     .
delivery at a later date or        Leverage, Credit and
bought or sold for a fixed         Experience Risk
price at a fixed date.

Illiquid Securities
A security that cannot be readily  Liquidity Risk           .             .             .         .       .        .       .
sold, or cannot be readily sold
without negatively affecting its
fair price. Limited to 15% of
total assets.



                                                                                      LARGE    SMALL       SMALL      SMALL   SMALL
                                                                       INTERNATIONAL  COMPANY   CAP         CAP        CAP   COMPANY
                                                         INTERNATIONAL    EQUITY      GROWTH   GROWTH  OPPORTUNITIES  VALUE   GROWTH
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                RISK
------------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow from banks   Leverage Risk            .               .             .       .            .          .     .
for temporary purposes to meet
shareholder redemptions.

Emerging Markets
Securities of companies located    Information, Political,
or operating in countries          Regulatory, Diplomatic,  .               .             .       .            .          .     .
considered developing or to have   Liquidity and Currency
"emerging" considered stock        Risk
markets. Generally, these
securities have the same type of
risks as foreign securities, but
to a higher degree.

Floating and Variable Rate Debt
Instruments with interest rates    Interest Rate and                                      .       .            .          .     .
that are adjusted either on a      Credit Risk
schedule or when an index or
benchmark changes.

Foreign Securities
Equity securities issued by a      Information,
non-U.S.company or debt            Political,Regulatory,
securities of a foreign            Diplomatic,Liquidity     .               .             .       .            .          .     .
government in the form of an       and Currency Risk
American Depositary Receipt or
similar instrument.Foreign
securities may also be
emerging market securities,
which are subject to the same
risks,but to a higher degree.

Forward Commitment, When-Issued
and Delayed Delivery Transactions
Securities bought or sold for      Interest Rate,           .               .             .       .            .          .     .
delivery at a later date or        Leverage,Credit and
bought or sold for a fixed         Experience Risk
price at a fixed date.

Illiquid Securities
A security that cannot be readily  Liquidity Risk           .               .             .       .            .          .     .
sold, or cannot be readily sold
without negatively affecting its
fair price.Limited to 15% of
total assets.

                                                     Stock Funds Prospectus   79

General Investment Risks
--------------------------------------------------------------------------------

                                                                              DIVERSIFIED
                                                   DISCIPLINED   DIVERSIFIED     SMALL     EQUITY  EQUITY          GROWTH
                                                     GROWTH        EQUITY         CAP      INCOME  VALUE   GROWTH  EQUITY   INDEX

INVESTMENT PRACTICE            RISK
Loans of Portfolio Securities
The practice of loaning        Credit,
securities to brokers,         Counter-Party
dealers and financial          and Leverage Risk       .            .            .            .       .        .        .       .
institutions to increase
increase those securities.
Loans may be made up to
Investment Company Act of 1940
limits (currently one-third of
total assets including the
value of the collateral
received).

Mortgage-Backed Securities
Securities consisting of       Interest Rate,
undivided fractional           Credit,
interests in pools of mortgage Prepayment and          .            .            .            .                         .
originated by lenders such as  Experience Risk
commercial banks, saving
associations and mortgage
bankers and brokers.

Options
The right or obligation to     Credit, Information
receive or deliver a           and Liquidity Risk
security or cash payment                               .            .                         .       .        .                .
depending on the security's
price or the performance of
an index or benchmark. Types
of options used may include:
options on securities, options
on a stock index, stock index
futures and options on stock
index futures to protect
liquidity and portfolio value.

Other Mutual Funds
The temporary investment in    Market Risk
shares of another mutual fund.                         .            .            .            .       .        .        .       .
A pro rata portion of the
other fund's expenses, in
addition to the expenses
paid by the Funds, will be
borne by Fund shareholders.

Privately Issued Securities
Securities that are not        Liquidity Risk
publicly traded                                                     .            .            .       .        .        .       .
but which may or may not be
resold in accordance
with Rule 144A of the
Securities Act of 1933.

Repurchase Agreements
A transaction in which the     Credit and
seller of a security           Counter-Party Risk      .            .            .            .       .        .        .       .
agrees to buy back a
security at an agreed
upon time and price, usually
with interest.

Small Company Securities
The risk that investments in   Market, Experience
small companies may be more    and Liquidity Risk      .            .            .            .       .        .        .
volatile than investments in
larger companies.


                                                                                 LARGE    SMALL       SMALL        SMALL    SMALL
                                                                  INTERNATIONAL  COMPANY   CAP         CAP          CAP    COMPANY
                                                   INTERNATIONAL     EQUITY      GROWTH   GROWTH   OPPORTUNITIES   VALUE   GROWTH

INVESTMENT PRACTICE            RISK
Loans of Portfolio Securities
The practice of loaning        Credit,
securities to brokers,         Counter-Party
dealers and financial          and Leverage Risk         .              .             .        .         .             .      .
institutions to increase
increase those securities.
Loans may be made up to
Investment Company Act of 1940
limits (currently one-third of
total assets including the
value of the collateral
received).

Mortgage-Backed Securities
Securities consisting of       Interest Rate,
undivided fractional           Credit,
interests in pools of mortgage Prepayment and            .                            .                  .             .      .
originated by lenders such as  Experience Risk
commercial banks, saving
associations and mortgage
bankers and brokers.

Options
The right or obligation to     Credit, Information
receive or deliver a           and Liquidity Risk
security or cash payment                                                                                 .             .
depending on the security's
price or the performance of
an index or benchmark. Types
of options used may include:
options on securities, options
on a stock index, stock index
futures and options on stock
index futures to protect
liquidity and portfolio value.

Other Mutual Funds
The temporary investment in    Market Risk
shares of another mutual fund.                           .              .             .        .         .             .      .
A pro rata portion of the
other fund's expenses, in
addition to the expenses
paid by the Funds, will be
borne by Fund shareholders.

Privately Issued Securities
Securities that are not        Liquidity Risk
publicly traded                                          .              .             .        .         .
but which may or may not be
resold in accordance
with Rule 144A of the
Securities Act of 1933.

Repurchase Agreements
A transaction in which the     Credit and
seller of a security           Counter-Party Risk        .              .             .        .         .             .      .
agrees to buy back a
security at an agreed
upon time and price, usually
with interest.

Small Company Securities
The risk that investments in   Market, Experience
small companies may be more    and Liquidity Risk        .              .             .        .         .             .      .
volatile than investments in
larger companies.

80   Stock Funds Prospectus

                                              This page intentionally left blank
________________________________________________________________________________

Organization and Management of the Funds
________________________________________________________________________________


A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 91 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds'operation. The major service providers are described in the diagram below. Except for the advisors, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

------------------------------------------------------------------------------------------------------------------------------------
                                                       BOARD OF TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                               Supervises the Funds' activities
------------------------------------------------------------------------------------------------------------------------------------
       INVESTMENT ADVISOR                                                               CUSTODIAN
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank, N.A.                                                     Norwest Bank, Minnesota, N.A.
525 Market St., San Francisco, CA                                          6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities                                   Provides safekeeping for the Funds' assets
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         INVESTMENT  SUB-ADVISOR
------------------------------------------------------------------------------------------------------------------------------------
                                                             Varies by Fund
                                                 See Individual Fund Descriptions for Details
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  SHAREHOLDER
                                                                                TRANSFER                           SERVICING
DISTRIBUTOR                      ADMINISTRATOR                                  AGENT                               AGENTS
------------------------------------------------------------------------------------------------------------------------------------
Stephens Inc.                    Wells Fargo Bank, N.A.                    Boston Financial Data                  Various Agents
111 Center St.                   525 Market St.                            Services, Inc.
Little Rock, AR                  San Francisco, CA                         Two Heritage Dr.
                                                                           Quincy, MA

Markets the Funds                Manages the                               Maintains records                      Provide
and distributes                  Funds' business                           of shares and                          services to
Fund shares                      activities                                supervises the payment                 customers
                                                                           of dividends
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            FINANCIAL SERVICES FIRMS AND SELLING AGENTS
------------------------------------------------------------------------------------------------------------------------------------
                                 Advise current and prospective shareholders on their Fund investments
------------------------------------------------------------------------------------------------------------------------------------
                                                         SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------

82 Stock Funds Prospectus

________________________________________________________________________________
In the following sections,the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

The Investment Advisor

Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for each of the Funds.Wells Fargo Bank,founded in 1852,is the oldest bank in the western United States and is one of the largest banks in the United States.Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company,a national bank holding company.As of September 30, 1999,Wells Fargo Bank and its affiliates provided advisory services for over $129 billion in assets. For providing these services,Wells Fargo Bank is entitled to receive fees as described in the "Summary of Expenses"section at the front of this Prospectus.

The Diversified Equity,Diversified Small Cap and Growth Equity Funds are Gateway funds that invest in various core portfolios.Wells Fargo Bank is entitled to receive an investment advisory fee of 0.25% of each Fund's average annual net assets for providing advisory services,including the determination of the asset allocations of each Fund's investments in various core portfolios.Wells Fargo Bank also acts as the Advisor to,and is entitled to receive a fee from,each core portfolio.The total amount of investment advisory fees paid to Wells Fargo Bank as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various core portfolios.

Dormant Investment Advisory Arrangements
Under the existing investment advisory contract for the Funds,Wells Fargo Bank has been retained as an investment advisor for Gateway fund assets redeemed from a core portfolio and invested directly in a portfolio of securities.Wells Fargo Bank does not receive any compensation under this arrangement as long as a Gateway fund invests substantially all of its assets in one or more core portfolios.If a Gateway fund redeems assets from a core portfolio and invests them directly,Wells Fargo Bank receives an investment advisory fee from the Gateway fund for the management of those assets.

The Sub-Advisors

Wells Capital Management ("WCM"),a wholly owned subsidiary of Wells Fargo Bank,N.A.,is the sub-advisor for the Equity Income,Equity Value,Growth,Index,International Equity and Small Cap Growth Funds.In this capacity,it is responsible for the day-to-day investment management activities of the Funds.As of December 31,1999,WCM provided advisory services for over $71 billion in assets.


Peregrine Capital Management,Inc.("Peregrine"),a wholly owned subsidiary of Norwest Bank Minnesota,N.A.,is the sub-advisor for the Large Company Growth and Small Company Growth Funds.Peregrine,which is located at LaSalle Plaza,800 LaSalle Avenue,Suite 1850,Minneapolis, Minnesota 55402,is an investment adviser subsidiary of Norwest Bank Minnesota,N.A.Peregrine provides investment advisory services to corporate and public pension plans,profit sharing plans, savings investment plans and 401(k) plans.As of December 31,1999,Peregrine managed approximately $8.1 billion in assets.


Schroder Investment Management North America,Inc.("Schroder"),is the sub-advisor for the International Core Portfolio.Schroder,whose principal business address is 787 7th Avenue,New York, NY 10019,is a registered investment adviser.Schroder provides investment management services to company retirements plans,foundations,endowments,trust companies and high net worth individuals.As of September 30,1999,Schroder managed $36.1 billion in assets.


Smith Asset Management Group,LP ("Smith Group") is the sub-advisor for the Disciplined Growth and Small Cap Value Funds.Smith Group,whose principal business address is 300 Crescent Court, Suite 750,Dallas,Texas 75201 is a registered investment adviser.Smith Group provides investment

Organization and Management of the Funds
--------------------------------------------------------------------------------


     management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. As of December 31, 1999, the Smith Group managed over $1 billion in assets.

     WCM, Peregrine, Schroders and Smith Group are each sub-advisors to certain of the core portfolios in which the Diversified Equity, Diversified Small Cap, and Growth Equity Funds invest.

     The Administrator
     Wells Fargo Bank provides the Funds with administration services,including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

     Shareholder Servicing Plan
     We have a shareholder servicing plan for the Diversified Small Cap,Small Cap Growth, Small Cap Opportunities, Small Cap Value and Small Company Growth Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.10% of its average net assets.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.


84  Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.


     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the NAV of funds that invest directly or indirectly in international securities when we believe that closing market prices do not accurately reflect security values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the non-money market funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account Agreement for the rules governing your investment.

     Minimum Investments
     Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.


86  Stock Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------


     You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

     . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds.


                                                      Stock Funds Prospectus  87

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------


     Institutional shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

     General Notes for Selling Shares
     . We process requests we receive from an Institution in proper form before the close of the NYSE, usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time), at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

     . Generally, we pay redemption requests in cash, unless the redemption requests is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part on in whole in securities of equal value.


88  Stock Funds Prospectus

                                                                       Exchanges
 -------------------------------------------------------------------------------


     Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

     . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

     . You may make exchanges only between like share classes of non-money market Funds and the Service Class shares of money market Funds.

     Contact your account representatives for further details.


                                                      Stock Funds Prospectus  89

Other Information
--------------------------------------------------------------------------------


     Dividend and Capital Gain Distributions
     The Funds in this Prospectus pay any dividends and capital gains distributions at least annually. Contact your Institution for distribution options.

     Remember, distributions have the effect of reducing NAV per share by the amount distributed.

     Taxes

     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Federal income tax considerations are discussed further in the Statement of Additional Information.


     We will pass on to you substantially all of a Fund's net investment income and capital gains. Distributions of a Fund's net investment income, net short-term capital gain and income from certain other sources will be taxable to you as ordinary income. Distributions of a Fund's net long-term capital gain will be taxable to you as net capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.


     Distributions from a Fund normally will be taxable to you when paid, whether you take the distribution in cash or automatically reinvest them in additional Fund shares. However, distributions declared in October, November and December of one year and distributed in January of the following year will be taxable as if they were paid on December 31 of the first year. At the end of each year, you will be notified as to the federal income tax status of your distributions for the year.


     If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro rata-portion amount of the Fund's foreign withholding and other taxes in your gross income, treat such amount as foreign taxes paid by you and either deduct such amount in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability. We expect that the International Fund and International Equity Fund will be eligible for and will make this election. No other Fund will be eligible for the election.


     If you buy shares of a Fund shortly before it makes a distribution, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.


     Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may be subject to backup withholding at a 31% rate on distributions from and redemption proceeds paid by a Fund.


90  Stock Funds Prospectus

Table of Predecessors
--------------------------------------------------------------------------------


     The Funds described in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund is an accounting survivor of a former Stagecoach Funds,Inc., or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.

          Wells Fargo Funds Trust                       Predecessor Fund

          Disciplined Growth Fund                       Performa Disciplined Growth Fund

          Diversified Equity Fund                       Norwest Advantage Diversified Equity Fund

          Diversified Small Cap Fund                    Norwest Advantage Diversified Small Cap Fund

          Equity Income Fund                            Norwest Advantage Income Equity Fund

          Equity Value Fund                             Stagecoach Equity Value Fund

          Growth Equity Fund                            Norwest Advantage Growth Equity Fund

          Growth Fund                                   Stagecoach Growth Fund

          Index Fund                                    Norwest Advantage Index Fund

          International Equity Fund                     Stagecoach International Equity Fund

          International Fund                            Norwest Advantage International Fund

          Large Company Growth Fund                     Norwest Advantage Large Company Growth Fund

          Small Cap Growth Fund                         Stagecoach Small Cap Fund

          Small Cap Opportunities Fund                  Norwest Advantage Small Cap Opportunities Fund

          Small Cap Value Fund                          Performa Small Cap Value Fund

          Small Company Growth Fund                     Norwest Advantage Small Company Growth Fund


                                                      Stock Funds Prospectus  91

Description of Core Portfolios
--------------------------------------------------------------------------------


FUND                                      OBJECTIVE

                                          The Portfolio seeks capital appreciation by investing in common stocks of
Disciplined Growth Portfolio              larger companies.


                                          The Portfolio seeks to provide long-term capital appreciation consistent
Equity Income Portfolio                    with above-average dividend income.


                                          The Portfolio seeks to replicate the return of the S&P 500 Index with
Index Portfolio                           minimum tracking error and to minimize transaction costs.


                                          The Portfolio seeks total return, with an emphasis on capital appreciation,
International Equity                      over the long-term by investing in equity securities of companies located
Portfolio                                 or operating in developed non-U.S. countries and in emerging markets of the world.


                                          The Portfolio seeks to provide long-term capital appreciation by investing
International Portfolio                   directly or indirectly in high-quality companies based outside the
                                          United States.

                                          The Portfolio seeks to provide long-term capital appreciation by investing
Large Company Growth                      primarily in large, high-quality domestic companies that the advisor
Portfolio                                 believes have superior growth potential.


                                          The Portfolio seeks to replicate the total return of the S&P Small Cap 600
Small Cap Index Portfolio                 Index with minimum tracking error and to minimize transaction costs.


                                          The Portfolio seeks capital appreciation by investing in common stocks of
Small Cap Value Portfolio                 smaller companies.


Small Company Growth                      The Portfolio seeks to provide long-term capital appreciation by investing
Portfolio                                 in smaller domestic companies.


                                          The Portfolio seeks to provide long-term capital appreciation by investing
Small Company Value                       primarily in common stocks of smaller companies whose market
Portfolio                                 capitalization is less than the largest stock in the Russell 2000 Index, which, as of December 1999 was $13 billion, but is expected to change frequently.


92   Stock Funds Prospectus

--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Portfolio seeks higher long-term returns by investing primarily in the common stocks of companies that, in the view of advisor, possess above average potential for growth. The Portfolio invests in companies with average market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations.

Under normal circumstances, the Portfolio holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index.

The advisor expects that securities held in the Portfolio will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. They apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

In general, the Portfolio will invest only in securities of companies and governments in countries that the advisor, in its judgment, considers both politically and economically stable. The Portfolio may invest more than 25% of its total assets in investments in a particular country, region, or type of investment. The Portfolio also invests in securities of emerging market countries.

The advisor considers large companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which was $4 billion as of December 1999, but its expected to change frequently.

Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market value of the S&P 600 Small Cap Index.

The Portfolio will normally invest substantially all of its assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index, which, as of December 1999, ranged from $10 million to $13 billion, but is expected to change frequently.


The Portfolio invests primarily in the common stock of small and medium-sized companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of December 1999, was $13 billion, but is expected to change frequently.

The advisor focuses on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, as determined by price/earnings ratios, cash flows, or other measures.


                                                     Stock Funds Prospectus   93

Portfolio Managers
--------------------------------------------------------------------------------


     Tasso H. Coin, Jr., CFA
     Diversified Equity Fund and its predecessor since 1995
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1995
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin received his BBA in Economics from Loyola University of Chicago.

     John S. Dale, CFA
     Diversified Equity Fund and its predecessor since 1988
     Growth Equity Fund and its predecessor since 1989
     Large Company Growth Fund and its predecessor since 1983
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983, currently totaling assets in excess of $3 billion. Prior to joining Peregrine, Mr. Dale has been associated with Norwest Bank and its affiliates since 1968. Mr. Dale received his BA in Marketing from the University of Minnesota.

     Gary J. Dunn, CFA
     Diversified Equity Fund and its predecessor since 1989
     Equity Income Fund and its predecessor since 1989
     Mr. Dunn joined WCM in 1998 as Principal for its Equity Income Team. WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of NIM. He has been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn received a BA in Economics from Carroll College.

     Gregg Giboney, CFA
     Equity Value Fund and its predecessor since 1997
     Mr. Giboney joined WCM in 1996 as a member of the Value Equity Team providing security analysis and portfolio management. Mr. Giboney was with First Interstate Capital Management prior to 1996 in various capacities, including fixed-income trading, derivative management, equity analysis, stable value asset management and as a Portfolio Manager for personal, institutional and trust accounts. Mr. Giboney received his BS in Accounting and Finance from Washington State University and a MBA from the University of Portland.

     Christopher F. Greene
     Small Cap Growth Fund and its predecessor since 1999
     Mr. Greene joined WCM in 1997 as Portfolio Manager and Analyst for the firm's Small Cap Equity Team. He is responsible for fundamental security analysis of small and mid cap growth securities. Before joining WCM, he worked at Hambrecht & Quist, an investment banking firm, as an Analyst in the corporate finance department from 1993 to 1996. Mr. Greene received a BA in Economics from Claremont McKenna College.

     Kelli K. Hill
     Growth Fund and its predecessor since 1997
     Ms. Hill joined WCM in 1997 and is now Managing Director for the Growth Team. Ms. Hill also manages institutional equity portfolios and in her research capacity, specializes in the capital goods and technology sectors. From 1988 to 1997, she was a Portfolio Manager for Wells Fargo Bank, where her responsibilities included portfolio management for high net-worth individuals. Ms. Hill holds a BA in Economics and International Relations from the University of Southern California.


94   Stock Funds Prospectus

--------------------------------------------------------------------------------


     Stacey Ho, CFA
     Diversified Equity Fund and its predecessor since 1999
     Growth Equity Fund and its predecessor since 1999
     International Equity Fund and its predecessor since 1997
     Ms.Ho joined WCM in 1997 as an International Equity Portfolio Manager. She manages international equity funds and portfolios for the Firm's institutional clients. In 1995 and 1996 she was an International Equity Portfolio Manager at Clemente Capital Management; and from 1990 to 1995 she managed Japanese and U.S. equity portfolios for Edison International. Ms. Ho has over 10 years of international equity investment management experience. Ms. Ho received a BS in Civil Engineering from San Diego State University, a MS in Environmental Engineering from Stanford University and a MBA from the University of California at Los Angeles.

     Robert B. Mersky, CFA
     Diversified Equity Fund and its predecessor since 1988
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1989
     Small Company Growth Fund and its predecessor since 1984
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky has been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky received his BS in Accounting from the University of Minnesota.

     Gary E. Nussbaum, CFA
     Diversified Equity Fund and its predecessor since 1990
     Growth Equity Fund and its predecessor since 1990
     Large Company Growth Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios, currently totaling assets in excess of $3 billion. Mr. Nussbaum received a BBA in Finance and a MBA from the University of Wisconsin.

     Michael Perelstein
     Diversified Equity Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1997
     International Fund and its predecessor since 1997
     Mr. Perelstein joined Schroder in 1997 as a Senior Vice President. Mr. Perelstein currently manages international portfolios and has more than 22 years of investment experience that includes more than 15 years specializing in overseas investing. Mr. Perelstein, along with the Schroder EAFE (Europe, Asia, Far East) Team, manages more than $7 billion in assets. Prior to 1997, Mr. Perelstein was a Director and a Managing Director at MacKay-Shields. Mr. Perelstein has a BA in Economics from Brandies University and a MBA from the University of Chicago.

     Douglas G. Pugh, CFA
     Diversified Equity Fund and its predecessor since 1997
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1997
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh has a BS in Finance and Business Administration from Drake University and a MBA from the University of Minnesota.

                                                    Stock Funds Prospectus    95

Portfolio Managers
--------------------------------------------------------------------------------

     David L. Roberts, CFA
     Diversified Equity Fund and its predecessor since 1989
     Equity Income Fund and its predecessor since 1989
     Mr. Roberts joined WCM in 1998 as the Equity Income Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He holds a BA in Mathematics from Carroll College.

     Katherine Schapiro, CFA
     Diversified Equity Fund and its predecessor since 1999
     Growth Equity Fund and its predecessor since 1999
     International Equity Fund and its predecessor since 1997
     Ms. Schapiro joined WCM in 1997 as International Equity Managing Director. She manages international equity funds and portfolios for the Firm's institutional clients. She joined WCM in 1997 from Wells Fargo Bank where she was a Portfolio Manager from 1992 to 1997. Ms. Schapiro's 18 years of investment experience included investment management from 1988 to 1992 at Newport Pacific Management, an international investment advisory firm. Ms. Schapiro received her BA in Spanish Literature from Stanford University. She was the past President of the Security Analysts of San Francisco.

     Stephen S. Smith, CFA
     Disciplined Growth Fund and its predecessor since 1997
     Diversified Equity Fund and its predecessor since 1997
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1997
     Small Cap Value Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Asset Management Group, L.P. Mr. Smith manages the Disciplined Growth Portfolio and Small Cap Value Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith has a BS in Industrial Engineering and a MBA from the University of Alabama.

     David D. Sylvester
     Diversified Equity Fund and its predecessor since 1996
     Diversified Small Cap Fund and its predecessor since 1998
     Growth Equity Fund and its predecessor since 1998
     Index Fund and its predecessor since 1996
     Mr. Sylvester has been with Wells Fargo & Company and its predecessors in an investment management capacity for over 20 years. Mr. Sylvester joined WCM in 1998 as the firm's Executive Vice President for Liquidity Investments. He simultaneously held the position of Managing Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Sylvester has nearly 25 years of investment experience. He specializes in portfolio and securities analysis, fixed-income trading and the ability to add stability and safety through maximizing fund diversification. He also manages structured and derivative securities, and institutional and personal trust assets. Mr. Sylvester attended the University of Detroit-Mercy.

     Ira Unschuld
     Small Cap Opportunities Fund and its predecessor since 1998
     Mr. Unschuld joined Schroder in 1990 as an Associate. Since 1998 Mr. Unschuld has served as Director and Senior Vice President. Mr. Unschuld is responsible for managing the domestic small capitalization product. He has more than 9 years of investment experience. Mr. Unschuld has a BA in Economics from Brown University and a MBA from the Wharton School.

96   Stock Funds Prospectus

--------------------------------------------------------------------------------


     Paul E. von Kuster, CFA
     Diversified Equity Fund and its predecessor since 1988
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1989
     Small Company Growth Fund and its predecessor since 1984
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster has a BA in Philosophy from Princeton University.

     Allan D. White
     Equity Value Fund since January 2000
     Mr. White joined Wells Capital Management as a Managing Director on the Value Equity Strategy Team in January 2000. He is responsible for the day-to-day management of the Fund, and for the co-direction of the stock selection process for the Team. Prior to joining Wells Capital Management, Mr. White was a Principal at Olympic Capital Management, Inc. since 1993, and in his role as senior portfolio manager he was responsible for all portfolio investment decisions. From 1981 to 1993, Mr. White was a Vice President and senior portfolio manager at Robert E. Torry & Co., Inc. He has managed value equity portfolios for over ten years.

     Laurie R. White
     Diversified Equity Fund and its predecessor since 1996
     Diversified Small Cap Fund and its predecessor since 1998
     Growth Equity Fund and its predecessor since 1998
     Index Fund and its predecessor since 1996
     Ms. White joined WCM in 1998 as a Principal for the Liquidity Investments Team and simultaneously was a Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Ms. White specializes in managing short-term securities, along with structured and derivative securities, and institutional and personal trust assets. Ms. White received a BA in Political Science from Carleton College and an MBA from the University of Minnesota.

     Allen E. Wisniewski, CFA
     Equity Value Fund and its predecessor since 1992
     Mr. Wisniewski joined WCM in 1997 as a Portfolio Manager for the Value Equity Strategy Team and as a Research Analyst focusing on the higher yield segment of the value strategy. Before joining WCM in 1997, he was a value equity Portfolio Manager from 1987 to 1997 at Wells Fargo Bank. Mr. Wisniewski received a BA in Economics and an MBA from the University of California at Los Angeles.

     Thomas Zeifang, CFA
     Small Cap Growth Fund and its predecessor since 1999
     Mr. Zeifang joined WCM in 1997 and as a Portfolio Manager and currently is a Managing Director of the Small Cap Equity Team. As strategy leader, he is responsible for fundamental security analysis. Prior to WCM, he was a small cap equity Portfolio Manager from 1995 to 1997 at Wells Fargo Bank. Prior to 1995, he was a Financial Analyst at Fleet Investment Advisors. Mr. Zeifang holds a BS in Business Administration from St. Bonaventure University and an MBA from the University of Rochester.


                                                    Stock Funds Prospectus    97

Glossary
--------------------------------------------------------------------------------

We provide the           ACH
following definitions    Refers to the "Automated Clearing House" system
to assist you in         maintained by the Federal Reserve Bank which allows
reading this             banks to process checks, transfer funds and perform
Prospectus. For a        other tasks.
more complete
understanding of         American Depositary Receipts ("ADRs")
these terms you          Receipts for non-U.S. company stocks. The stocks
should consult your      underlying ADRs are typically held in bank vaults. The
financial adviser.       ADR's owner is entitled to any capital gains or
                         dividends. ADRs are one way of owning an equity interest in foreign companies.


                         Asset-Backed Securities
                         Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

                         Below Investment-Grade
                         Securities rated BBB or lower by S&P or Baa or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

                         Business Day
                         Any day the New York Stock Exchange is open is a business day for the Funds.

                         Capital Appreciation, Capital Growth
                         The increase in the value of a security. See also "total return."

                         Capitalization
                         When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

                         Capital Structure
                         Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

                         Collateralized Mortgage Obligations ("CMOs")
                         Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

                         Commercial Paper
                         Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

                         Convertible Debt Securities
                         Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

                         Current Income
                         Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."


98   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Debt Securities
     Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Diversified
     A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     FHLMC
     FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

     FNMA
     FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

     Gateway Fund

     A Fund that invests its assets in one or more core portfolios, instead of directly in securities to achieve its investment objective.

     GNMA
     GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

                                                       Stock Funds Prospectus 99

Glossary
--------------------------------------------------------------------------------


     Hedge
     Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

     Institution

     Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

     Illiquid Security
     A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

     Initial Public Offering
     The first time a company's stock is offered for sale to the public.

     Investment-Grade Securities
     A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Moody's
     A nationally recognized ratings organization.

     Nationally Recognized Ratings Organization ("NRRO")
     A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

     Price-to-Earnings Ratio
     The ratio between a stock's price and its historical, current or anticipated earnings. Low ratios typically indicate a high yield. High ratios are characteristic of growth stocks which generally have low current yields.

     Public Offering Price ("POP")
     The NAV with the sales load added.

100 Stock Funds Prospectus

--------------------------------------------------------------------------------


     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Russell 1000 Index
     An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index.

     Russell 2000 Index
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

     Selling Agent
     A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     S&P, S&P 500 Index
     Standard and Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Total Return
     The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

     Turnover Ratio
     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Value Strategy
     A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its "fair market" value.

     Warrants
     The right to buy a stock at a set price for a set time.

                                                      Stock Funds Prospectus 101

                                              This page intentionally left blank
--------------------------------------------------------------------------------

                                             This page intentionally left blank
-------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, option 4;

write to:
Wells Fargo Funds PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

request copies for a fee by writing to:
SEC Public Reference Room Washington, DC 20549-6009 Call: 1-800-SEC-0330 for details


ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR SPECIFIC PRODUCT GROUP AT WELLS FARGO BANK:
Wells Fargo Checking and Savings - 1-800-869-3557
Next Stage IRA or Stagecoach
IRA - 1-800-237-8472
Portfolio Advisor - 1-877-689-7882

                                                     [LOGO OF WELLS FARGO FUNDS]

Institutional Class
WELLS FARGO & COMPANY 401(K) PLAN FUNDS

----------
PROSPECTUS
----------

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued,endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


Strategic Income Fund

Moderate Balanced Fund

Growth Balanced Fund

Aggressive Balanced-Equity Fund

Diversified Equity Fund

Large Company Growth Fund

Diversified Small Cap Fund

                                                                      FEBRUARY 1
                                                                            2000

                                              THIS PAGE LEFT INTENTIONALLY BLANK
--------------------------------------------------------------------------------

Table of Contents                  Wells Fargo & Company 401(k) Plan Funds
----------------------------------------------------------------------------

Overview                           Objectives and Principal Strategies     4

This section contains important    Summary of Important Risks              6
summary information about the      Performance History                     9
Funds.
                                   Summary of Expenses                    16
                                   Key Information                        18

----------------------------------------------------------------------------
The Funds                          Strategic Income Fund                  20

This section contains important    Moderate Balanced Fund                 24
information about the individual   Growth Balanced Fund                   28
Funds.
                                   Aggressive Balanced-Equity Fund        32
                                   Diversified Equity Fund                36
                                   Large Company Growth Fund              40
                                   Diversified Small Cap Fund             42
                                   General Investment Risks               45
                                   Organization and Management
                                    of the Funds                          50

----------------------------------------------------------------------------
Your Investment                    Your Account                           53

Turn to this section for            How to Buy Shares                     54
information on how to open an       How to Sell Shares                    55
account and how to buy,sell and     Exchanges                             56
exchange Fund shares.

----------------------------------------------------------------------------
Reference                          Other Information                      57

Look here for additional           Table of Predecessors                  58
information and term               Description of Core Portfolios         60
definitions.                       Portfolio Managers                     62
                                   Glossary                               66

Wells Fargo & Company 401(k) Plan Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.

    FUND                           OBJECTIVE

                                   Seeks a combination of current income and
                                   capital appreciation by diversifying
     Strategic Income Fund         investments in bonds, other fixed-income
                                   investments and stocks.


                                   Seeks a combination of current income and
                                   capital appreciation by diversifying
     Moderate Balanced Fund        investments in stocks, bonds and other fixed-
                                   income investments.

     Growth Balanced Fund          Seeks a combination of current income and
                                   capital appreciation by diversifying
                                   investments in stocks and bonds.

     Aggressive Balanced-Equity    Seeks a combination of current income and
     Fund                          capital appreciation by diversifying
                                   investments in stocks and bonds.

     Diversified Equity Fund       Seeks long-term capital appreciation with
                                   moderate annual return volatility.

     Large Company Growth
     Fund                          Seeks long-term capital appreciation.

     Diversified Small Cap Fund    Seeks long-term capital appreciation with
                                   moderate annual return volatility.

4 Wells Fargo & Company 401(k) Plan Funds Prospectus

PRINCIPAL STRATEGY

The Fund is a Gateway fund that normally invests 20% of total assets in equity securities and 80% of total assets in fixed-income securities. The equity portion of the Fund's portfolio uses 5 different equity investment styles. The fixed income portion of the Fund's portfolio uses 4 different fixed-income investment styles.

The Fund is a Gateway fund designed for investors seeking roughly equivalent exposure to fixed-income securities and equity securities. The Fund's portfolio is evenly balanced between fixed-income and equity securities and uses a "multi-style" approach designed to minimize the risk of investing in a single investment style.

The Fund is a Gateway fund that invests 65% in equity securities and 35% in fixed-income securities by investing in selected core portfolios representing various investment styles. We invest the equity portion of the Fund with an emphasis in large company, income equity and S&P 500 Index securities, and also invest in small cap and international portfolios. We invest the fixed-income portion of the Fund with an emphasis on investment grade securities with intermediate maturities.

The Fund is a Gateway fund that normally invests 20% of total assets in fixed-income securities and 80% of total assets in equity securities. The equity portion of the Fund's portfolio uses 5 different equity investment styles. The fixed-income portion of the Fund's portfolio uses 3 different fixed-income investment styles.

The Fund is a Gateway fund that invests in five different equity investment styles--an index style,an equity income style, a large company style, a diversified small cap style and an international style to minimize the volatility and risk of investing in a single equity investment style. The Fund currently invests in 10 core portfolios.

The Fund is a Gateway fund that invests in the common stock of large, high-quality domestic companies that have superior growth potential. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

The Fund is a Gateway fund that invests in several different small capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single style. The Fund currently invests in 4 core portfolios.

                            Wells Fargo & Company 401(k) Plan Funds Prospectus 5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 . the individual Fund Descriptions later in this Prospectus; under the "General

 . Investment Risks" section beginning on page 45; and in the Funds' Statement of

 . Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in a Fund.

  COMMON RISKS FOR THE FUNDS

  Equity Securities
  Each Fund invests in equity securities,which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. The Funds that invest in smaller companies, in foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory, information and diplomatic risks.

  Debt Securities
  The Funds may invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

6 Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

FUND                               SPECIFIC RISKS

                                   We may invest in debt securities that are in
                                   low or below investment grade categories, or
                                   are unrated or in default at the time of
                                   purchase. Such debt securities have a much
                                   greater risk of default (or in the case of
                                   bonds currently in default, of not returning
                                   principal) and are more volatile than higher-
                                   rated securities of similar maturity. The
                                   value of such debt securities will be
                                   affected by overall economic
                                   conditions, interest rates, and the
Strategic Income Fund              creditworthiness of the individual issuers.
                                   Additionally, these lower rated debt
                                   securities may be less liquid and more
                                   difficult to value than higher rated
                                   securities.

                                   Stocks of the smaller and medium-sized
                                   companies in which the Fund may invest may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

                                   These Funds invest in smaller companies that
                                   may be more volatile than investments in
                                   larger companies. Smaller companies also may
                                   have higher failure rates than larger
                                   companies. Investments in foreign markets may
                                   also present special risks,  including
                                   currency, political, diplomatic, regulatory
Aggressive Balanced-Equity,        and liquidity risks. The Funds also are
Growth Balanced and                subject to leverage risk, which is the risk
Moderate Balanced Funds            that some small transactions may multiply
                                   smaller market movements into large changes in a Fund's net asset value. This risk may occur when a Fund borrows money or enters into transactions that have a similar effect, such as short sales and forward commitment transactions. This risk also may occur when a Fund makes investment in derivatives, such as options or futures contracts.

                                   Stocks selected for their high dividend
                                   income may be more sensitive to interest rate
                                   changes than other stocks. Dividend-producing
                                   large company stocks have experienced
                                   unprecedented appreciation in recent years.
                                   There is no guarantee such performance levels
                                   will continue. Fund assets that track the
                                   performance of an index do so whether the
                                   index rises or falls. During periods when an
                                   index loses value, Fund assets invested
Diversified Equity Fund            pursuant to this strategy will also lose
                                   value. Stocks of smaller and medium-sized companies purchased for the Fund may be more volatile and less liquid than larger company stocks. Foreign company stocks involve special risks, including generally higher commission rates, political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries.

                            Wells Fargo & Company 401(k) Plan Funds Prospectus 7

Summary of Important Risks
--------------------------------------------------------------------------------


FUND                               SPECIFIC RISKS

                                   The Fund is primarily subject to the equity
                                   market risks described in the Common Risks
                                   section above. Dividend-producing large
Large Company Growth Fund          company stocks have experienced unprecedented
                                   appreciation in recent years. There is no guarantee such performance levels will continue. We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

                                   Stocks of smaller companies purchased for
                                   this Fund may be more volatile and less
                                   liquid than larger company stocks. Some of
                                   these companies have no or relatively short
                                   operating histories, or are newly public
                                   companies, they may have aggressive capital
Diversified Small Cap Fund         structures, including high debt levels or are
                                   involved in rapidly growing or changing
                                   industries and/or new technologies.

8 Wells Fargo & Company 401(k) Plan Funds Prospectus

Performance History
--------------------------------------------------------------------------------

    The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns from inception, and for one-, five- and ten-year periods (as applicable) are compared to the performance of an appropriate broad-based index.

    Please remember that past performance is no guarantee of future results.

    Strategic Income Fund Institutional Class Calendar Year Returns (%)

                             [GRAPH APPEARS HERE]

    1990       5.70
    1991      16.90
    1992       6.05
    1993       7.77
    1994       0.49
    1995      15.11
    1996       7.99
    1997      13.23
    1998      12.44
    1999       4.44


    Best Qtr.: Q2 `97 . 6.21%  Worst Qtr.: Q3 `90 . -3.01%

       Average annual total return (%)

       for the period ended 12/31/99              1 year   5 years    10 years
       Institutional Class (Incept.11/11/94)/1/    4.44      10.57        8.90
       S&P 500 Index/2/                           21.04      28.56       18.21
       LB Gov't./Corp.Bond Index/3/               -2.15       7.61        7.65

    1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which,if applicable,may have adversely affected performance.
    2. S&P 500 is a registered trademark of Standard & Poor's.
    3. Lehman Brothers Government/Corporate Bond Index.

                            Wells Fargo & Company 401(k) Plan Funds Prospectus 9

Performance History
--------------------------------------------------------------------------------

     Moderate Balanced Fund Institutional Class Calendar Year Returns (%)

     1990         4.30
     1991        20.81
     1992         6.03
     1993         8.86
     1994         0.42
     1995        18.36
     1996        10.11
     1997        16.00
     1998        16.74
     1999         8.03

     Best Qtr.: Q4 '98 10.19% Worst qtr.: Q3 '90 -5.70%

        Average annual total return (%)
        for the period ended 12/31/99               1 year   5 years  10 years
        Institutional Class (Incept. 11/11/94)/1/     8.03     13.78     10.78
        S&P 500 Index/2/                             21.04     28.56     18.21
        LB Gov't./Corp.Bond Index/3/                 -2.15      7.61      7.65

     1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     2. S&P 500 is a registered trademark of Standard & Poor's.
     3. Lehman Brothers Government/Corporate Bond Index.

10 Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

Growth Balanced Fund Institutional Class Calendar Year Returns (%)



                             [GRAPH APPEARS HERE]

'90                    1.95
'91                   27.91
'92                    5.58
'93                   10.26
'94                   -0.14
'95                   23.25
'96                   14.25
'97                   20.77
'98                   22.45
'99                   12.38

Best Qtr.: Q4 '98 . 16.68%        Worst Qtr.: Q3 '90 . -10.02%

  Average annual total return (%)

  for the period ended 12/31/99                1 year     5 years    10 years

  Institutional Class (Incept. 11/11/94)/1/     12.38       18.54       13.50

  S&P 500 Index/2/                              21.04       28.56       18.21

  LB Gov't./Corp.Bond Index/3/                  -2.15        7.61        7.65

1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
2.  S&P 500 is a registered trademark of Standard & Poor's.
3.  Lehman Brothers Government/Corporate Bond Index.

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  11

Performance History
--------------------------------------------------------------------------------

   Aggressive Balanced-Equity Fund Institutional Class Calendar Year Returns (%)


                             [GRAPH APPEARS HERE]

'98   24.21
'99   15.59

Best Qtr.: Q4 '98 . 20.01%        Worst Qtr.: Q3 '98 . -8.89%

   Average annual total return (%)

                                                                     Since
   for the period ended 12/31/99                      1 year       Inception

   Institutional Class (Incept. 12/02/97)              15.59         19.08

   S&P 500 Index/1/                                    21.04         24.71

   LB Gov't./Corp.Bond Index/2/                        -2.15          3.88

1. S&P 500 is a registered trademark of Standard & Poor's.
2. Lehman Brothers Government/Corporate Bond Index.


12  Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

 Diversified Equity Fund Institutional Class Calendar Year Returns (%)


                             [GRAPH APPEARS HERE]

'90                 -1.38
'91                 37.58
'92                  4.74
'93                 12.14
'94                  0.83
'95                 30.94
'96                 20.43
'97                 25.72
'98                 22.35
'99                 20.45

Best Qtr.: Q4 '98 . 19.88%        Worst Qtr.: Q3 '90 . -15.86%

   Average annual total return (%)

   for the period ended 12/31/99                1 year     5 years    10 years

   Institutional Class (Incept. 11/11/94)/1/     20.45       23.91       16.72

   S&P 500 Index/2/                              21.04       28.56       18.21

1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
2. S&P 500 is a registered trademark of Standard and Poor's.


                          Wells Fargo & Company 401(k) Plan Funds Prospectus  13

Performance History
--------------------------------------------------------------------------------

  Large Company Growth Fund Institutional Class Calendar Year Returns (%)


                             [GRAPH APPEARS HERE]

'90                  3.43
'91                 67.04
'92                  1.85
'93                 -0.36
'94                 -1.07
'95                 29.24
'96                 25.11
'97                 33.35
'98                 48.01
'99                 33.21

Best Qtr.: Q4 '98 . 31.64%        Worst Qtr.: Q3 '93 . -17.49%


   Average annual total return (%)

   for the period ended 12/31/99                  1 year     5 years    10 years

   Institutional Class (Incept. 11/11/94)/1/       33.21       33.57       22.11

   S&P 500 Index/2/                                21.04       28.56       18.21

1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
2. S&P 500 is a registered trademark of Standard & Poor's.


14  Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

Diversified Small Cap Fund Institutional Class Calendar Year Returns (%)



'99   -8.60
'98    9.85

Best Qtr.: Q2 `99 . 16.56%         Worst Qtr.: Q3 `98 . -23.73%


   Average annual total return (%)

                                                                    Since
   for the period ended 12/31/99                      1 year      Inception

   Institutional Class (Incept. 12/31/97)               9.85         0.20

   Russell 2000 Index                                  21.26         8.70


                          Wells Fargo & Company 401(k) Plan Funds Prospectus  15

Summary of Expenses
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. A broker/dealer or financial institution maintaining the account through which you hold Fund shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses show here. Expenses include core and Gateway fees, where applicable.

SHAREHOLDER FEES

                                                                                                           All Funds
-----------------------------------------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases (as a percentage of offering price)                        None

 Maximum deferred sales charge (load) (as a percentage of the lower of the net asset value ("NAV")
 at purchase or the NAV at redemption)                                                                       None
-----------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

---------------------------------------------------------------------------------------------------------
                                                            Strategic  Moderate    Growth     Aggressive
                                                             Income    Balanced   Balanced    Balanced-
                                                              Fund       Fund       Fund     Equity Fund
---------------------------------------------------------------------------------------------------------
 Management Fees                                              0.78%      0.80%      1.10%       0.86%
 Distribution (12b-1) Fees                                    0.00%      0.00%      0.00%       0.00%
 Other Expenses/1/                                            0.26%      0.26%      0.30%       0.42%
---------------------------------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                         1.04%      1.06%      1.40%       1.28%
---------------------------------------------------------------------------------------------------------
 Fee Waivers/2/                                               0.24%      0.18%      0.47%       0.28%
---------------------------------------------------------------------------------------------------------
 NET EXPENSES                                                 0.80%      0.88%      0.93%       1.00%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                               Diversified     Large       Diversified
                                                                 Equity       Company       Small Cap
                                                                  Fund      Growth Fund       Fund
---------------------------------------------------------------------------------------------------------
 Management Fees                                                  0.86%         0.75%         0.99%
 Distribution (12b-1) Fees                                        0.00%         0.00%         0.00%
 Other Expenses/1/                                                0.28%         0.27%         0.52%
---------------------------------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             1.14%         1.02%         1.51%
---------------------------------------------------------------------------------------------------------
 Fee Waivers/2/                                                   0.14%         0.02%         0.31%
---------------------------------------------------------------------------------------------------------
 NET EXPENSES                                                     1.00%         1.00%         1.20%
---------------------------------------------------------------------------------------------------------

1 Other expenses are based on estimated amounts for the current fiscal year and reflect the impact of fund mergers, if applicable, which occurred on November 6, 1999.
2 Fee waivers are contractual and apply for one year from closing date of the reorganization. After this time, the Advisor, with Board approval, may reduce or eliminate such waivers.

16  Wells Fargo & Company 401(k) Plan Funds Prospectus

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

-----------------------------------------------------------------------
                   Strategic    Moderate      Growth     Aggressive
                    Income      Balanced     Balanced     Balanced-
                     Fund         Fund         Fund      Equity Fund
-----------------------------------------------------------------------
  1  YEAR           $   82       $   90       $   95       $  102
  3  YEARS          $  307       $  319       $  397       $  378
  5  YEARS          $  551       $  567       $  721       $  675
  10 YEARS          $1,249       $1,278       $1,639       $1,521
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                              Diversified     Large      Diversified
                                Equity       Company      Small Cap
                                 Fund      Growth Fund       Fund
-----------------------------------------------------------------------
  1  YEAR                       $  102       $  102         $  122
  3  YEARS                      $  348       $  323         $  447
  5  YEARS                      $  614       $  561         $  794
  10 YEARS                      $1,374       $1,246         $1,775
-----------------------------------------------------------------------


                          Wells Fargo & Company 401(k) Plan Funds Prospectus  17

Key Information
--------------------------------------------------------------------------------

     Core and Gateway Structure
     Some of the Funds in this Prospectus are "Gateway" funds in a "core and Gateway" structure. In this structure, a Gateway fund invests substantially all of its assets in one or more core portfolios whose objectives and investment strategies are consistent with a Fund's investment objective. Gateway funds can enhance their investment opportunities and reduce their expenses through sharing the costs and benefits of managing a large pool of assets. Core portfolios do not offer shares to the public. Certain administrative and other fees and expenses are charged to both the Gateway fund and the core portfolio(s). The services provided and fees charged to a Gateway fund are in addition to and not duplicative of the services provided and fees charged to the core portfolio(s). References to the activities of a Gateway fund are understood to refer to the investments of the core portfolio(s) in which it invests.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     .    what the Fund is trying to achieve;

     .    how we intend to invest your money; and

     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted are defined in the Glossary.

18  Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Strategic Income Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Fund's investment objective is to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed-income investments, and stocks.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that is designed for investors seeking to invest in fixed-income securities with limited exposure to equity securities. The Fund currently invests in 14 core portfolios.

     The Fund invests the fixed-income portion of its portfolio in: the same 3 Portfolios as the Diversified Bond Fund; in the Stable Income Portfolio; and in the Money Market Portfolio. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund's investments. The equity portion of the Fund's portfolio uses the 5 different equity investment styles of the Diversified Equity Fund. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest in:

     .    corporate bonds;

     .    a wide range of income producing securities;

     . debt securities that are below investment grade including high risk securities; and

     .    foreign issues.

     We may temporarily hold assets in cash or in money market instruments, including

     U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. We may also, for defensive purposes, invest without limit in cash, short-term debt and equity securities of U.S. companies when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of current income and capital appreciation.

20  Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

Portfolio Allocation
As of September 30, 1999, the core portfolio allocations for the Fund were as follows:

Investment Style/Portfolios                                  Allocation
Diversified Bond Style                                            55%
     Positive Return Bond Portfolio                                  18.3%
     Strategic Value Bond Portfolio                                   9.2%
     Managed Fixed-Income Portfolio                                  27.5%
Stable Income Portfolio                                           25%
Diversified Equity Style                                          20%
     Index Portfolio                                                    5%
     Equity Income Portfolio                                            5%
     Large Company Style                                                5%
          Large Company Growth Portfolio                                     4%
          Disciplined Growth Portfolio                                       1%
     Diversified Small Cap Style                                        2%
          Small Cap Index Portfolio                                        0.5%
          Small Company Growth Portfolio                                   0.5%
          Small Company Value Portfolio                                    0.5%
          Small Cap Value Portfolio                                        0.5%
International Style                                                3%
          International Portfolio                                         2.25%
          International Equity Portfolio                                  0.75%
TOTAL FUND ASSETS                                                100%

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  21

Strategic Income Fund
--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 60 for the objective and principal strategies for each Fund, and the "Portfolio Managers" section on page 62 for the professional summaries for these managers.

     Core Portfolio                  Sub-Advisor          Portfolio Manager(s)
     Positive Return Bond            Peregrine            William D. Giese, CFA and
                                                          Patricia Burns
     Strategic Value Bond            Galliard             Richard Merriam, CFA,
                                                          John Huber and David Yim
     Managed Fixed-Income            Galliard             Richard Merriam, CFA and
                                                          Ajay Mirza
     Stable Income                   Galliard             Karl P. Tourville and
                                                          John Huber
     Index                           WCM                  David D. Sylvester and
                                                          Laurie R. White
     Equity Income                   WCM                  David L. Roberts, CFA and
                                                          Gary J. Dunn, CFA
     Large Company Growth            Peregrine            John S. Dale, CFA and
                                                          Gary E. Nussbaum, CFA
     Disciplined Growth              Smith                Stephen S. Smith, CFA
     Small Cap Index                 WCM                  David D. Sylvester and
                                                          Laurie R. White
     Small Company Growth            Peregrine            Robert B. Mersky, CFA and
                                                          Paul E. von Kuster, CFA
     Small Company Value             Peregrine            Tasso H. Coin,Jr., CFA and
                                                          Douglas G. Pugh, CFA
     Small Cap Value                 Smith                Stephen S. Smith, CFA
     International                   Schroder             Michael Perelstein
     International Equity            WCM                  Katherine Schapiro, CFA and
                                                          Stacey Ho, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors

     The percentage of the Fund's assets invested in different styles of Portfolios may temporarily deviate from the Fund's current allocation due to changes in market values. The Advisor will effect transactions periodically to reestablish the current allocation.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" beginning on page 45; and the specific risks listed here. They are all important to your investment choice.

22  Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

 FOR A SHARE OUTSTANDING

                                                INSTITUTIONAL CLASS SHARES --
                                                COMMENCED ON NOVEMBER 11, 1994
                                                -----------------------------------------------------------------------------------
                                                Sept. 30,      May 31,        May 31,       May 31,       May 31,      Oct. 31,
For the period ended:                            1999/1/        1999           1998          1997          1996          1995
                                                -----------------------------------------------------------------------------------
Net asset value, beginning of period            $  19.98      $  19.56       $  18.47      $  18.12      $  18.21      $  16.19

Income from investment operations:
  Net investment income (loss)                      0.29          0.82           0.79          0.97          0.48          0.75
  Net realized and unrealized gain (loss)
    on investments                                 (0.21)         0.81           1.75          0.71          0.42          1.27

Total from investment operations                    0.08          1.63           2.54          1.68          0.90          2.02

Less distributions:
  Dividends from net investment income              0.00         (0.84)         (0.86)        (0.95)        (0.76)         0.00
  Distributions from net realized gain              0.00         (0.37)         (0.59)        (0.38)        (0.23)         0.00

Total from distributions                            0.00         (1.21)         (1.45)        (1.33)        (0.99)         0.00

Net asset value, end of period                  $  20.06      $  19.98       $  19.56      $  18.47      $  18.12      $  18.21

Total return (not annualized)/4/                    0.40%         8.45%         14.13%         9.58%         5.14%        12.48%

Ratios/supplemental data:
  Net assets, end of period (000s)              $267,158      $263,328       $235,254      $128,777      $146,950      $136,710

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets           0.80%/2/      0.80%/2/       0.80%/2/      0.81%/2/      0.82%/2/      0.82%/2/
  Ratio of net investment income (loss) to
    average net assets                              4.32%/2/      4.22%/2/       4.47%/2/      4.38%/2/      4.65%/2/      4.67%/2/

Portfolio turnover                                    11%/3/        54%/3/         58%/3/        72%           56%           66%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)                             1.05%/2/      1.04%/2/       1.03%/2/      0.98%/2/      0.97%/2/      1.03%/2/

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)              4.07%/2/      3.98%/2/       4.24%/2/      4.21%2        4.50%/2/      4.46%/2/
-----------------------------------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  23

Moderate Balanced Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Moderate Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed-income securities.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund designed for investors seeking roughly equivalent exposure to fixed-income securities and equity securities. The Fund's portfolio is evenly balanced between fixed-income and equity securities and uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. The Fund currently invests in 14 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     The equity portion of the Fund's portfolio uses 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed-income portion of each Balanced Fund's portfolio uses 4 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund.

     The percentage of the Fund's assets invested in different styles may temporarily deviate from the Fund's current allocation due to changes in market values. During such periods, the Fund may not achieve its objective. The investment advisor will effect transactions periodically to reestablish the current allocation. We invest at least 25% of our total assets in fixed-income securities.

     As market or other conditions change, the investment advisor may attempt to enhance the returns of the Fund by changing the percentage of Fund assets invested in fixed-income and equity securities. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities. Absent unstable market conditions, the investment advisor does not anticipate making a substantial number of percentage changes. When the investment advisor believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When the investment advisor believes that a change will be temporary (generally, three years or less), it may effect the change by using futures contracts.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of current income and capital appreciation.

24  Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

Portfolio Allocation
As of September 30, 1999, the core portfolio allocations for the Fund were as follows:

Investment Style/Portfolios                         Allocation

Diversified Bond Style                              45%
     Positive Return Bond Portfolio                                15.0%
     Strategic Value Bond Portfolio                                 7.5%
     Managed Fixed-Income Portfolio                                22.5%
Stable Income Portfolio                             15%
Diversified Equity Style                            40%
     Index Portfolio                                          10%
     Equity Income Portfolio                                  10%
     Large Company Style                                      10%
       Large Company Growth Portfolio                                 8%
       Disciplined Growth Portfolio                                   2%
     Diversified Small Cap Style                               4%
       Small Cap Index Portfolio                                      1%
       Small Company Growth Portfolio                                 1%
       Small Company Value Portfolio                                  1%
       Small Cap Value Portfolio                                      1%
     International Style                                       6%
       International Portfolio                                      4.5%
       International Equity Portfolio                               1.5%
TOTAL FUND ASSETS                                  100%

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  25

Moderate Balanced Fund
--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 60 for the objective and principal strategies of these portfolios, and the "Portfolio Managers" section on page 62 for the professional summaries for these managers.

     Core                       Sub-Advisor         Portfolio Manager(s)

     Positive Return Bond       Peregrine           William D. Giese, CFA and
                                                    Patricia Burns
     Strategic Value Bond       Galliard            Richard Merriam, CFA,
                                                    John Huber and David Yim
     Managed Fixed-Income       Galliard            Richard Merriam, CFA and
                                                    Ajay Mirza
     Stable Income              Galliard            Karl P. Tourville and
                                                    John Huber
     Index                      WCM                 David D. Sylvester and
                                                    Laurie R. White
     Equity Income              WCM                 David L. Roberts, CFA and
                                                    Gary J. Dunn, CFA
     Large Company Growth       Peregrine           John S. Dale, CFA and
                                                    Gary E. Nussbaum, CFA
     Disciplined Growth         Smith               Stephen S. Smith, CFA
     Small Cap Index            WCM                 David D. Sylvester and
                                                    Laurie R. White
     Small Company Growth       Peregrine           Robert B. Mersky, CFA and
                                                    Paul E. von Kuster, CFA
     Small Company Value        Peregrine           Tasso H. Coin, Jr., CFA and
                                                    Douglas G. Pugh, CFA
     Small Cap Value            Smith               Stephen S. Smith, CFA
     International              Schroder            Michael Perelstein
     International Equity       WCM                 Katherine Schapiro, CFA and
                                                    Stacey Ho, CFA
     ---------------------------------------------------------------------------

     Important Risk Factors
     Investments in the Fund will be subject both to the risks of debt securities and the risks of equity securities discussed in the Common Risks section.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 45; and the specific risks listed here. They are all important to your investment choice.

     26  Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception,if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

 FOR A SHARE OUTSTANDING

                                              INSTITUTIONAL CLASS SHARES--
                                              COMMENCED ON NOVEMBER 11, 1994
                                             ---------------------------------------------------------------------------------------

                                                Sept. 30         May 31,       May 31,       May 31,       May 31,       Oct. 31,
                                                1999/1/           1999          1998          1997          1996          1995
For the period ended:
                                             ---------------------------------------------------------------------------------------
Net asset value, beginning of period              $  24.14      $  22.98      $  21.59      $  20.27      $  19.84      $  17.25

Income from investment operations:
  Net investment income (loss)                        0.26          0.75          0.80          0.77          0.46          0.65
  Net realized and unrealized gain (loss)
    on investments                                   (0.22)         1.94          2.72          1.60          0.89          1.94

Total from investment operations                      0.04          2.69          3.52          2.37          1.35          2.59

Less distributions:
  Dividends from net investment income                0.00         (0.75)        (0.86)        (0.76)        (0.66)         0.00
  Distributions from net realized gain                0.00         (0.78)        (1.27)        (0.29)        (0.26)         0.00

Total from distributions                              0.00         (1.53)        (2.13)        (1.05)        (0.92)         0.00

Net asset value, end of period                    $  24.18      $  24.14      $  22.98      $  21.59      $  20.27      $  19.84

Total return (not annualized)/4/                      0.17%        12.02%        17.04%        12.04%         7.03%        15.01%

Ratios/supplemental data:
  Net assets, end of period (000s)                $546,570      $527,693      $464,384      $418,680      $398,005      $373,998

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets             0.88%/2/      0.88%/2/      0.88%/2/      0.88%/2/      0.90%/2/      0.92%/2/
  Ratio of net investment income (loss) to
   average net assets                                 3.37%/2/      3.26%/2/      3.57%/2/      3.70%/2/      3.95%/2/      3.76%/2/

Portfolio turnover                                      11%/3/        53%/3/        54%/3/        45/%/         53/%/         62/%/

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)                               1.09%/2/      1.09%/2/      1.05%/2/      1.04%/2/      1.04%/2/      1.11%/2/

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)                3.16%/2/      3.05%/2/      3.40%/2/      3.54%/2/      3.81%/2/      3.57%/2/
------------------------------------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  27

Growth Balanced Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversified investments in stocks and bonds.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in fixed-income and equity core portfolios in varying proportions, with an emphasis on equity portfolios. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The Fund currently invests in 13 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     The Fund invests the equity portion of its portfolio in 5 different equity investment core portfolios. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund's investments. At least 25% of our total assets will be invested in fixed-income securities.

     The percentage of the Fund's assets invested in different core portfolios may temporarily deviate from the Fund's current allocation due to changes in market values. During such periods, the Fund may not achieve its objective. The investment advisor will effect transactions periodically to re-establish the current allocation.

     As market or other conditions change, the investment advisor may attempt to enhance the Fund's returns by changing the percentage of Fund assets invested in fixed-income and equity securities. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities. Absent unstable market conditions, the Advisor does not anticipate making a substantial number of percentage changes. When the Advisor believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When the Advisor believes that a change will be short-term (generally, three years or less), it may effect the change by using futures contracts.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of current income and capital appreciation.

28  Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                   Allocation

     Diversified Equity Style                      65%
          Index Portfolio                                16.3%
          Equity Income Portfolio                        16.3%
          Large Company Style                            16.3%
               Large Company Growth Portfolio                    13.0%
               Disciplined Growth Portfolio                       3.3%
          Diversified Small Cap Style                     6.5%
               Small Cap Index Portfolio                        1.625%
               Small Company Growth Portfolio                   1.625%
               Small Company Value Portfolio                    1.625%
               Small Cap Value Portfolio                        1.625%
          International Style                             9.8%
               International Portfolio                           7.35%
               International Equity Portfolio                    2.45%
     Diversified Bond Style                        35%
          Managed Fixed-Income Portfolio                 17.5%
          Strategic Value Bond Portfolio                  5.8%
          Positive Return Bond Portfolio                 11.7%

     TOTAL FUND ASSETS                            100%

     ---------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 60 for the objective and principal strategy of each portfolio, and the "Portfolio Managers" section on page 62 for the professional summaries for these managers.

     Core Portfolio                  Sub-Advisor      Portfolio Manager(s)

     Positive Return Bond            Peregrine        William D. Giese, CFA and
                                                      Patricia Burns
     Strategic Value Bond            Galliard         Richard Merriam, CFA,
                                                      John Huber and David Yim
     Managed Fixed-Income            Galliard         Richard Merriam, CFA and
                                                      Ajay Mirza
     Index                           WCM              David D. Sylvester and
                                                      Laurie R. White
     Equity Income                   WCM              David L. Roberts, CFA and
                                                      Gary J. Dunn, CFA
     Large Company Growth            Peregrine        John S. Dale, CFA and
                                                      Gary E. Nussbaum, CFA
     Disciplined Growth              Smith            Stephen S. Smith, CFA
     Small Cap Index                 WCM              David D. Sylvester and
                                                      Laurie R. White
     Small Company Growth            Peregrine        Robert B. Mersky, CFA and
                                                      Paul E. von Kuster, CFA
     Small Company Value             Peregrine        Tasso H. Coin, Jr., CFA
                                                      and Douglas G. Pugh, CFA
     Small Cap Value                 Smith            Stephen S. Smith, CFA
     International                   Schroder         Michael Perelstein
     International Equity            WCM              Katherine Schapiro, CFA
                                                      and Stacey Ho, CFA

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  29

Growth Balanced Fund
-------------------------------------------------------------------------------

     Important Risk Factors
     Investments in the Fund will be subject both to the risks of fixed-income securities and the risks of equity securities discussed in the Summary of Important Risks on page 6.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 45; and the specific risks listed here. They are all important to your investment choice.

30  Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

 FOR A SHARE OUTSTANDING

                                            INSTITUTIONAL CLASS SHARES--
                                            COMMENCED ON NOVEMBER 11, 1994
                                           ----------------------------------------------------------------------------------------

                                              Sept. 30,          May 31,       May 31,       May 31,       May 31,       Oct. 31,
For the period ended:                           1999/1/          1999          1998          1997          1996          1995
                                           ----------------------------------------------------------------------------------------

Net asset value, beginning of period            $  30.93       $  28.06      $  24.77      $  22.83      $  21.25      $  17.95

Income from investment operations:
  Net investment income (loss)                      0.19           0.60          0.58          0.62          0.31          0.47
  Net realized and unrealized gain (loss)
   on investments                                  (0.26)          3.88          4.52          2.86          1.95          2.83

Total from investment operations                   (0.07)          4.48          5.10          3.48          2.26          3.30

Less distributions:
  Dividends from net investment income              0.00          (0.58)        (0.60)        (0.63)        (0.51)         0.00
  Distributions from net realized gain              0.00          (1.03)        (1.21)        (0.91)        (0.17)         0.00

Total from distributions                            0.00          (1.61)        (1.81)        (1.54)        (0.68)         0.00

Net asset value, end of period                  $  30.86       $  30.93      $  28.06      $  24.77      $  22.83      $  21.25

Total return (not annualized)/4/                   (0.23%)        16.38%        21.40%        15.81%        10.87%        18.38%

Ratios/supplemental data:
  Net assets, end of period (000s)              $905,789       $850,503      $665,758      $503,382      $484,641      $374,892

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets           0.93%/2/       0.93%/2/      0.93%/2/      0.94%/2/      0.98%/2/      0.99%/2/
  Ratio of net investment income (loss) to
   average net assets                               2.05%/2/       2.16%/2/      2.38%/2/      2.47%/2/      2.66%/2/      2.63%/2/

Portfolio turnover                                    11%/3/         49%/3/        46%/3/        24%/3/        39%           41%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses(annualized)                              1.14%/2/       1.13%/2/      1.09%/2/      1.16%/2/      1.16%/2/      1.23%/2/

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)              1.84%/2/       1.96%/2/      2.22%/2/      2.25%/2/      2.48%/2/      2.39%/2/
-----------------------------------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  31

Aggressive Balanced-Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Aggressive Balanced-Equity Fund seeks to provide a combination of current income and capital appreciation by diversified investments in stocks and bonds.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in fixed-income and equity core portfolios in varying proportions, with an emphasis on equity portfolios to achieve a more "aggressive" capital appreciation stance. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The Fund may be considered to be a non-traditional balanced fund because it may at times invest less than 25% of its assets in debt securities. The Fund currently invests in 13 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     The equity portion of the Fund's portfolio uses 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed-income portion of the Fund's portfolio uses 3 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund.

     The percentage of the Fund's assets invested in different styles may temporarily deviate from the Fund's current allocation due to changes in market values. During such periods the Fund may not achieve its objective. The investment advisor will effect transactions periodically to reestablish the current allocation.

     As market or other conditions change, the investment advisor may attempt to enhance the returns of the Fund by changing the percentage of Fund assets invested in fixed-income and equity securities. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities. Absent unstable market conditions, the investment advisor does not anticipate making a substantial number of percentage changes. When the investment advisor believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When the investment advisor believes that a change will be short-term (generally, 3 years or less), it may effect the change by using futures contracts.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of current income and capital appreciation.

32  Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                  Allocation

     Diversified Equity Style                     80%
          Index Portfolio                               20%
          Equity Income Portfolio                       20%
          Large Company Style                           20%
               Large Company Growth Portfolio                   16%
               Disciplined Growth Portfolio                      4%
          Diversified Small Cap Style                    8%
               Small Cap Index Portfolio                         2%
               Small Company Growth Portfolio                    2%
               Small Company Value Portfolio                     2%
               Small Cap Value Portfolio                         2%
          International Style                           12%
               International Portfolio                           8%
               International Equity Portfolio                    4%
     Diversified Bond Style                       20%
          Managed Fixed-Income Portfolio              10.0%
          Strategic Value Bond Portfolio               3.3%
          Positive Return Bond Portfolio               6.7%

     TOTAL FUND ASSETS                           100%

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  33

Aggressive Balanced-Equity Fund
------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 60 for the objective and principal strategies for each portfolio, and the "Portfolio Managers" section on page 62 for the professional summaries for these managers.

     Core                         Sub-Advisor         Portfolio Manager(s)
     Index                        WCM                 David D. Sylvester and
                                                      Laurie R. White
     Equity Income                WCM                 David L. Roberts, CFA and
                                                      Gary J. Dunn
     Large Company Growth         Peregrine           John S. Dale, CFA and
                                                      Gary E. Nussbaum, CFA
     Disciplined Growth           Smith               Stephen S. Smith, CFA
     Small Cap Index              WCM                 David D. Sylvester and
                                                      Laurie R. White
     Small Company Growth         Peregrine           Robert B. Mersky, CFA and
                                                      Paul E. von Kuster, CFA
     Small Company Value          Peregrine           Tasso H. Coin, Jr., CFA and
                                                      Douglas G. Pugh, CFA
     Small Cap Value              Smith               Stephen S. Smith, CFA
     International                Schroder            Michael Perelstein
     International Equity         WCM                 Katherine Schapiro, CFA and
                                                      Stacey Ho, CFA
     Managed Fixed-Income         Galliard            Richard Merriam, CFA and
                                                      Ajay Mirza
     Strategic Value Bond         Galliard            Richard Merriam, CFA,
                                                      John Huber and
                                                      David Yim
     Positive Return Bond         Peregrine           William D. Giese, CFA and
                                                      Patricia Burns

    --------------------------------------------------------------------------

     Important Risk Factors
     Investments in the Fund will be subject both to the risks of debt securities and the risks of equity securities discussed in the Common Risks section.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 45; and the specific risks listed here. They are all important to your investment choice.

34  Wells Fargo & Company 401(k) Plan Fund Prospectus

                                                          Financial Highlights
------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

 FOR A SHARE OUTSTANDING

                                                INSTITUTIONAL CLASS SHARES--
                                                COMMENCED ON DECEMBER 2, 1997
                                                ----------------------------------------
                                                    Sept. 30,       May 31,      May 31,
For the period ended:                                1999/1/         1999         1998
                                                ----------------------------------------
Net asset value, beginning of period                 $ 12.93      $ 11.04       $ 10.00

Income from investment operations:
  Net investment income (loss)                          0.02         0.15          0.06
  Net realized and unrealized gain (loss)
    on investments                                     (0.06)        1.83          0.99

Total from investment operations                       (0.04)        1.98          1.05

Less distributions:
  Dividends from net investment income                  0.00        (0.09)        (0.01)
  Distributions from net realized gain                  0.00         0.00          0.00

Total from distributions                                0.00        (0.09)        (0.01)

Net asset value, end of period                       $ 12.89       $12.93       $ 11.04

Total return (not annualized)/5/                       (0.31%)      17.98%        10.55%

Ratios/supplemental data:
  Net assets, end of period (000s)                   $65,011      $31,975       $ 8,872

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets               1.00%/2/     1.00%/2/      1.00%/2/
  Ratio of net investment income (loss) to
    average net assets                                  1.36%/2/     1.34%/2/      1.58%/2/

Portfolio turnover/3/                                     12%          43%           36%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)/4/   1.24%/2/     1.36%/2/      2.29%/2/

Ratio of net investment income (loss) to average
  net assets prior to waived fees and reimbursed
  expenses (annualized)                                 1.12%/2/     0.98%/2/      0.29%/2/

------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/5/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

                           Wells Fargo & Company 401(k) Plan Fund Prospectus 35

Diversified Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in a "multi-style" equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. "Style" means either an approach to selecting investments,or a type of investment that is selected for a Fund. The Fund currently invests in 10 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     We invest primarily in equity securities by combining 5 different equity investment styles--an index style, an income equity style, a large company style, a diversified small cap style, and an international style for the Fund's investments.We allocate the assets dedicated to large company investments to 2 Portfolios, and the assets allocated to small company investments to 4 Portfolios. Because we blend 5 equity investment styles for the Diversified Equity Fund, we anticipate that its price and return volatility will be less than that of the Growth Equity Fund, which blends 3 equity investment styles.

     The percentage of Fund assets invested in each core portfolio may temporarily deviate from the current allocations due to changes in market value. The Advisor will effect transactions daily to reestablish the current allocations. The Advisor may make changes in the current allocation at any time in response to market and other conditions. The Fund also may invest in more or fewer core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation with moderate annual return volatility.

     ---------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations were as follows:

     Investment Style/Portfolios                           Allocation
     Index Portfolio                                        25%
     Income Equity Portfolio                                25%
     Large Company Style                                    25%
          Large Company Growth Portfolio                        20%
          Disciplined Growth Portfolio                           5%
     Diversified Small Cap Style                            10%
          Small Cap Index Portfolio                            2.5%
          Small Company Growth Portfolio                       2.5%
          Small Company Value Portfolio                        2.5%
          Small Cap Value Portfolio                            2.5%
     International Style                                    15%
          International Portfolio                            11.25%
          International Equity Portfolio                      3.75%
     TOTAL FUND ASSETS                                     100%

36  Wells Fargo & Company 401(k) Plan Fund Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 60 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 62 for the professional summaries for these managers.


     Core Portfolio               Sub-Advisor       Portfolio Manager(s)
     Index                        WCM               David D. Sylvester and
                                                    Laurie R. White
     Equity Income                WCM               David L. Roberts, CFA and
                                                    Gary J. Dunn, CFA
     Large Company Growth         Peregrine         John S. Dale, CFA and
                                                    Gary E. Nussbaum, CFA
     Disciplined Growth           Smith             Stephen S. Smith, CFA
     Small Cap Index              WCM               David D. Sylvester and
                                                    Laurie R. White
     Small Company Growth         Peregrine         Robert B. Mersky, CFA and
                                                    Paul E. von Kuster, CFA
     Small Company Value          Peregrine         Tasso H. Coin, Jr., CFA and
                                                    Douglas G. Pugh, CFA
     Small Cap Value              Smith             Stephen S. Smith, CFA
     International                Schroder          Michael Perelstein
     International Equity         WCM               Katherine Schapiro, CFA and
                                                    Stacey Ho, CFA

     ---------------------------------------------------------------------------
     Important Risk Factors

     Stocks of foreign companies purchased by this Fund may be subject to political and economic instability. Also, stocks of the smaller and medium-sized companies purchased for this Fund may be more volatile and less liquid than larger company stocks.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 45, and the specific risks listed here. They are all important to your investment choice.

                           Wells Fargo & Company 401(k) Plan Fund Prospectus  37

Diversified Equity Fund                                     Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                       INSTITUTIONAL CLASS SHARES--COMMENCED
                                                       ON NOVEMBER 11, 1994
                                                      ----------------------------------------------------------------------------
                                                          Sept. 30,         May 31,     May 31,    May 31,     May 31,    Oct. 31,
                                                            1999/1/         1999        1998       1997        1996        1995
                                                      ----------------------------------------------------------------------------
For the period ended:
Net asset value, beginning of period                     $    48.25       $43.06     $ 36.50      $ 30.55    $  27.53   $  22.21

Income from investment operations:
  Net investment income (loss)                                 0.04         0.22        0.22         0.25        0.16       0.22
  Net realized and unrealized gain (loss)
   on investments                                             (0.29)        6.15        8.94         6.05        4.25       5.10

Total from investment operations                              (0.25)        6.37        9.16         6.30        4.41       5.32

Less distributions:
  Dividends from net investment income                         0.00        (0.20)      (0.27)       (0.16)      (0.42)      0.00
  Distributions from net realized gain                         0.00        (0.98)      (2.33)       (0.19)      (0.97)      0.00

Total from distributions                                       0.00        (1.18)      (2.60)       (0.35)      (1.39)      0.00

  Net asset value, end of period                         $    48.00       $48.25     $ 43.06      $ 36.50     $ 30.55   $  27.23

Total return (not annualized)/3/                              (0.52%)      15.08%      26.12%       20.76%      16.38%     23.95%

Ratios/supplemental data:
  Net assets, end of period (000s)                       $1,902,474   $1,629,191  $1,520,343   $1,212,565    $907,223   $711,111

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                      1.00%/2/     1.00%/2/    1.00%/2/     1.02%/2/    1.06%/2/   1.09%/2/
  Ratio of net investment income (loss) to
  average net assets                                           0.44%/2/     0.47%/2/    0.60%/2/     0.79%/2/    1.00%/2/   1.01%/2/

Portfolio turnover                                               13%/4/       35%/4/      23%/4/       48%          6%        10%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/5/                                     1.18%/2/     1.17%/2/    1.13%/2/     1.31%/2/    1.30%/2/   1.37%/2/

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)                         0.26%/2/     0.30%/2/    0.47%/2/     0.50%/2/    0.76%/2/   0.73%/2/

--------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/4/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/5/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waives and reimbursements.

38  Wells Fargo & Company 401(k) Plan Fund Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Large Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: John S.Dale, CFA; Gary E.Nussbaum,CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the Advisor believes have superior growth potential.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies.

     We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which, as of March
     31, 1999, was approximately $3.7 billion, and is expected to change frequently. In selecting securities for the Fund, we seek issuers whose stock is attractively valued with fundamental characteristics that are significantly better than the market average and that support internal earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market.

     ---------------------------------------------------------------------------

     Permitted Investments
     We will not invest more than 10% of the Fund's total assets in the securities of a single issuer. We may invest up to 20% of the Fund's total assets in the securities of foreign companies and may hedge against currency risk by using foreign currency forward contracts. The Fund may invest in additional core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     We select growth stocks based on prospects for future earnings,which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 45, and the specific risks listed above. They are all important to your investment choice.

40 Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception,if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                    INSTITUTIONAL CLASS SHARES--COMMENCED
                                                    ON NOVEMBER 11, 1994
                                                  -------------------------------------------------------------------------------
                                                     Sept.30        May 31,       May 31,      May 31,     May 31,    Oct.31,
For the period ended:                                 1999           1999          1998         1997        1996       1995
                                                  -------------------------------------------------------------------------------
Net asset value, beginning of period              $  54.67       $  39.94       $  32.63       $  26.97    $ 23.59    $ 18.50

Income from investment operations:
 Net investment income (loss)                        (0.07)         (0.17)         (0.11)         (0.03)     (0.04)     (0.05)
 Net realized and unrealized gain (loss)
  on investments                                      0.00          15.95          10.20           5.91       3.64       5.14

Total from investment operations                     (0.07)         15.78          10.09           5.88       3.60       5.09

Less distributions:
 Dividends from net investment income                 0.00           0.00           0.00           0.00       0.00       0.00
 Distributions from net realized gain                 0.00          (1.05)         (2.78)         (0.22)     (0.22)      0.00

Total from distributions                              0.00          (1.05)         (2.78)         (0.22)     (0.22)      0.00

Net asset value, end of period                    $  54.60       $  54.67       $  39.94       $  32.63    $ 26.97    $ 23.59

Total return (not annualized)/4/                     (0.13%)        39.96%         32.29%         21.93%     15.40%     27.51%

Ratios/supplemental data:
 Net assets, end of period (000s)                 $801,943       $645,385       $232,499       $131,768    $82,114    $63,567

Ratios to average net assets (annualized):
 Ratio of expenses to average net assets              1.00%/2/       1.00%/2/       1.00%/2/       0.99%      1.00%      1.00%/2/
 Ratio of net investment income (loss) to
  average net assets                                 (0.38%)/2/     (0.49%)/2/     (0.36%)/2/     (0.18%)    (0.30%)    (0.23%)

Portfolio turnover                                       5%/3/         28%/3/         13%/3/         24%        17%        32%

Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses (annualized)/5/                             1.04%/2/       1.09%/2/       1.03%/2/       1.09%      1.13%      1.20%

Ratio of net investment income (loss) to
 average net assets prior to waived fees
 and reimbursed expenses (annualized)                (0.42%)/2/     (0.58%)/2/     (0.39%)/2/     (0.28%)    (0.43%)    (0.43%)
-----------------------------------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/5/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  41

Diversified Small Cap Fund
-------------------------------------------------------------------------------

     Investment Objective
     The Diversified Small Cap Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small capitalization equity investment styles.

     --------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in a "multi-style" approach designed to minimize the volatility and risk of investing in small capitalization equity securities. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund.

     The Fund invests in several different small capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. The Fund currently invests in 4 core portfolios.

     --------------------------------------------------------------------------

     Permitted Investments
     The percentage of Fund assets invested in each core portfolio may temporarily deviate from the current allocations due to changes in market value. The Advisor will effect the transactions daily to reestablish the current allocations. The Advisor may make changes in the current allocation at any time in response to market and other conditions. The Funds also may invest in more or fewer core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation with moderate annual return volatility.

     --------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations for the Fund were as follows:


     Investment Style/Portfolios              Allocation

     Small Cap Index Portfolio                   25%
     Small Company Growth Portfolio              25%
     Small Company Value Portfolio               25%
     Small Cap Value Portfolio                   25%
     TOTAL FUND ASSETS                          100%


42  Wells Fargo & Company 401(k) Plan Funds Prospectus

-----------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 60 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 62 for the professional summaries for these managers.

          Core Portfolio            Sub-Advisor     Portfolio Manager(s)

          Small Cap Index           WCM             David D. Sylvester and
                                                    Laurie R.White

          Small Company Growth      Peregrine       Robert B. Mersky, CFA and
                                                    Paul E. von Kuster, CFA

          Small Company Value       Peregrine       Tasso H. Coin, Jr., CFA and
                                                    Douglas G. Pugh, CFA

          Small Cap Value           Smith           Stephen S. Smith, CFA

     -------------------------------------------------------------------------

     Important Risk Factors
     Stocks of smaller companies purchased for the Fund may be more volatile and less liquid than larger company stocks. Also, short term changes in the demand for the securities of smaller companies may have a disproportionate effect on their market price, tending to make the prices of these securities fall more in response to selling pressure. Growth style stocks are selected in part based on their prospects for future earnings,and may not grow as expected. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 45, and the specific risks listed here. They are all important to your investment choice.

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  43

Diversified Small Cap Fund                               Financial Highlights
------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                        INSTITUTIONAL CLASS SHARES--
                                                                        COMMENCED ON DECEMBER 31, 1997
                                                                     ---------------------------------------------------
                                                                          Sept 30,         May 31,         May 31,
For the period ended:                                                      1999            1999             1998
                                                                     ---------------------------------------------------
Net asset value, beginning of period                                     $    8.99        $ 10.52        $  10.00

Income from investment operations:
 Net investment income (loss)                                                (0.01)          0.00            0.00
 Net realized and unrealized gain (loss) on investments                       0.04          (1.53)           0.52

Total from investment operations                                              0.03          (1.53)           0.52

Less distributions:
 Dividends from net investment income                                         0.00           0.00            0.00
 Distributions from net realized gain                                         0.00           0.00            0.00

Total from distributions                                                      0.00           0.00            0.00

Net asset value, end of period                                           $    9.02        $  8.99        $  10.52

Total return (not annualized)/4/                                              0.33%        (14.54%)          5.20%

Ratios/supplemental data:
 Net assets, end of period (000s)                                        $  67,459        $60,261        $ 12,551

Ratios to average net assets (annualized):
 Ratio of expenses to average net assets                                      1.20%/2/       1.20%/2/        1.21%/2/
 Ratio of net investment income (loss) to average net assets                 (0.18%)/2/     (0.05%)/2/       0.25%/2/

Portfolio turnover/3/                                                           39%           112%             93%

Ratio of expenses to average net assets prior to waived fees and
 reimbursed expenses (annualized)/5/                                          1.59%/2/       1.65%2          2.65%/2/

Ratio of net investment income (loss) to average net assets prior to
 waived fees and reimbursed expenses (annualized)                            (0.57%)/2/     (0.50%)2        (1.19%)/2/
------------------------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/5/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

44  Wells Fargo & Company 401(k) Plan Funds Prospectus

General Investment Risks
--------------------------------------------------------------------------------

    Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

    . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

    .  We cannot guarantee that we will meet our investment objectives.

    . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

    . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

    . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

    . An investment in a single Fund, by itself, does not constitute a complete investment plan.

    . The Funds that invest in smaller companies, foreign companies (including investments made through American Depositary Receipts ("ADRs") and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

    . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives"covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

    . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool"or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  45

General Investment Risks
--------------------------------------------------------------------------------

    Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

    What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

    Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

    Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

    Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

    Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

    Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

    Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

    Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

    Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

    Leverage Risk--The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

    Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price. Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

    Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

46  Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-based or other asset-backed security and reduce a portfolio's rate of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     Year 2000 Risk--The Fund's principal service providers have advised the Funds that they have made necessary changes to their computer systems to avoid any systems failure based on an inability to distinguish the year 2000 from the year 1900. Year 2000 risks remain throughout the year, and may also adversely affect the companies or entities in which the Funds invest, especially foreign entities, which may be less technologically prepared. The extent of such impact cannot be predicted.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   47

General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                                 AGGRES                      DIVER-
                                                                    STRA-                         SIVE     DIVER-    LARGE   SIFIED
                                                                    TEGIC   MODERATE   GROWTH   BALANCED-  SIFIED   COMPANY  SMALL
                                                                    INCOME  BALANCED  BALANCED   EQUITY    EQUITY    GROWTH   CAP
INVESTMENT PRACTICE                                      RISK
Borrowing Policies
The ability to borrow from banks for        Leverage Risk              .        .        .          .         .        .       .
temporary purposes to meet shareholder
redemptions.

Emerging Markets
Securities of companies located or          Information, Political,
operating in countries considered           Regulatory, Diplomatic,    .        .        .          .         .        .       .
developing or to have "emerging" stock      Liquidity and Currency
markets.  Generally, these securities       Risk
have the same type of risks as foreign
securities, but to a higher degree.

Floating and Variable Rate Debt              Interest Rate and         .        .        .          .         .        .       .
Instruments with interest rates that         Credit Risk
are adjusted either on a schedule or
when an index or benchmark changes.

Foreign Securities
Securities issued by a non-U.S.              Information, Political,
company or debt securities of a              Regulatory, Diplomatic,   .        .        .          .         .        .       .
foreign government in the form of an         Liquidity and Currency
American Depositary Receipt or               Risk
similar instrument. Foreign securities
may also be emerging market securities,
which are subject to the same risks,
but to a higher degree.

Forward Commitment, When-Issued and
Delayed Delivery Transactions                Interest Rate
Securities bought or sold for delivery       Leverage, Credit and      .        .        .          .         .        .       .
at a later date or bought or sold for        Experience Risk
a fixed price at a fixed date.

High Yield Securities
Debt securities of lower quality that        Interest Rate and
produce generally higher rates of return.    Credit Risk               .        .        .          .
These securities, also known as "junk
bonds, "tend to be more sensitive to
economic conditions and during sustained
periods of rising interest rates, may
experience interest and/or principal
defaults.

Illiquid Securities
A security that cannot be readily sold,       Liquidity Risk           .        .        .          .         .        .       .
or cannot be readily sold without
negatively affecting its fair price.
Limited to 15% of total assets.

48  Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

                                                                                                 AGGRES                      DIVER-
                                                                    STRA-                         SIVE     DIVER-    LARGE   SIFIED
                                                                    TEGIC   MODERATE   GROWTH   BALANCED-  SIFIED   COMPANY  SMALL
                                                                    INCOME  BALANCED  BALANCED   EQUITY    EQUITY    GROWTH   CAP
INVESTMENT PRACTICE                                      RISK
Loan Participations
Debt obligations that represent a portion   Credit Risk                .
of a larger loan made by a bank. Generally
sold without guarantee or recourse, some
participations sell at a discount because
of the borrower's credit problems.

Loans of Portfolio Securities
The practice of loaning securities to       Credit,  Counter-Party
brokers, dealers and financial              and Leverage Risk          .        .        .          .         .        .       .
institutions to increase return on
those securities. Loans may be made
up to Investment Company Act of 1940
limits (currently one-third of total
assets including the value of
collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided          Interest Rate,  Credit,    .        .        .          .         .        .       .
fractional interests in pools of            Prepayment and
consumer loans, such as mortgage loans,     Experience Risk
car loans, credit card debt or receivables
held in trust.

Options
The right or obligation to receive or       Credit, Information
deliver a security or cash payment          and Liquidity Risk
depending on the security's price or the                               .        .        .          .         .
performance of an index or benchmark. Types
of options used may include: options on
securities, options on a stock index, stock
index futures and options on stock index
futures to protect liquidity and portfolio
value.

Other Mutual Funds
The temporary investment in shares of       Market Risk
another mutual fund. A pro rata portion of                             .        .        .          .         .        .       .
the other fund's expenses, in addition to
the expenses paid by the Funds, will be
borne by Fund shareholders.

Privately Issued Securities                 Liquidity Risk             .        .        .          .         .        .       .
Securities that are not publicly traded
but which may or may not be resold in
accordance with Rule 144A of the
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a      Credit and                 .        .        .          .         .        .       .
security agrees to buy back a security      Counter-Party Risk
at an agreed upon time and price, usually
with interest.


Stripped Obligations
Securities that give ownership to either    Interest Rate Risk
future payments of interest or a future                                .                 .
payment of principal, but not both. These
securities tend to have greater interest
rate sensitivity than conventional debt.

Small Company Securities
The risk that investments in small          Market, Experience         .        .        .          .         .        .       .
companies may be more volatile than         and Liquidity Risk
investments in larger companies.

                        Wells Fargo & Company 401(k) Plan Funds Prospectus    49

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how their service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Each Fund is one of over 60 Funds of Wells Fargo Funds Trust (the "Trust"), an open-end management investment company. The Trust was organized on March 10, 1999, as a Delaware business trust. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 58 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

                                    BOARD OF TRUSTEES

                             Supervises the Funds' activities
-----------------------------------------------------------------------------------------------------
          INVESTMENT ADVISOR                                         CUSTODIAN

Wells Fargo Bank, N.A.                            Norwest Bank Minnesota, N.A.
525 Market St., San Francisco, CA                 6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities          Provides safekeeping for the Funds' assets
-----------------------------------------------------------------------------------------------------

                                 INVESTMENT SUB ADVISOR(S)

                                      Varies by Fund
                  See Individual Fund Description for Fund descriptions
-----------------------------------------------------------------------------------------------------

                                                                                     SHAREHOLDER
                                                            TRANSFER                  SERVICING
    DISTRIBUTOR          ADMINISTRATOR                       AGENT                      AGENTS

Stephens, Inc.           Wells Fargo Bank, N.A.        Boston Financial Data         Various Agents
111 Center St.           525 Market St.                Services, Inc.
Little Rock, AR          San Francisco, CA             Two Heritage Dr.
                                                       Quincy, MA

Markets the Funds        Manages the                   Maintains records             Provide
and distributes          Funds' business               of shares and                 services to
Fund shares              activities                    supervises the payment        customers
                                                       of dividends
-----------------------------------------------------------------------------------------------------

                        FINANCIAL SERVICES FIRMS AND SELLING AGENTS

            Advise current and prospective shareholders on their Fund investments
-----------------------------------------------------------------------------------------------------
                                          SHAREHOLDERS

50   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

   In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

   The Investment Advisor

   Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of September 30, 1999, Wells Fargo Bank and its affiliates provided advisory services for over $129 billion in assets. For providing these services, Wells Fargo Bank is entitled to receive fees as described in the "Summary of Expenses"section at the front of this Prospectus.

   The Diversified Equity and Diversified Small Cap Funds are Gateway funds that invest in various core portfolios. Wells Fargo Bank is entitled to receive an investment advisory fee of 0.25% of each Fund's average annual net assets for providing advisory services, including the determination of the asset allocations of each Fund's investments in various core portfolios. Wells Fargo Bank also acts as the Advisor to, and is entitled to receive a fee from, each core portfolio. The total amount of investment advisory fees paid to Wells Fargo Bank as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various core portfolios.

   The Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and Strategic Income Funds are Gateway funds that invest in various core portfolios. Wells Fargo Bank is entitled to receive an investment advisory fee of 0.25% of each Fund's average annual net assets for providing advisory services to each Fund including each Fund's investments in the various core portfolios. Wells Fargo Bank also acts as the Advisor to, and is entitled to receive a fee from, the core portfolio. The total amount of investment advisory fees paid to Wells Fargo Bank as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various core portfolios.

   Dormant Investment Advisory Arrangements
   Under the existing investment advisory contract for the Funds, Wells Fargo Bank has been retained as an investment advisor for Gateway fund assets redeemed from a core portfolio and invested directly in a portfolio of securities. Wells Fargo Bank does not receive any compensation under this arrangement as long as a Gateway fund invests substantially all of its assets in one or more core portfolios. If a Gateway fund redeems assets from a core portfolio and invests them directly, Wells Fargo Bank receives an investment advisory fee from the Gateway fund for the management of those assets.

   The Sub-Advisors

   Wells Capital Management Incorporated ("WCM"), Galliard Capital Management, Inc. ("Galliard"), Peregrine Capital Management, Inc. ("Peregrine"), wholly owned subsidiaries of Norwest Bank Minnesota, N.A., Schroder Investment Management North America, Inc. ("Schroder") and Smith Asset Management Group, LP ("Smith Group") are each sub-advisors to certain core portfolios in which the Funds invest.

   WCM is a wholly owned investment advisor subsidiary of Wells Fargo Bank, N.A. WCM provides advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net worth individuals. As of December 31, 1999, WCM provided advisory services for over $71 billion in assets.

   Peregrine Capital Management, Inc. ("Peregrine"), a wholly owned subsidiary of Norwest Bank Minnesota, N.A., is the sub-advisor for the Large Company Growth Fund. Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment advisor subsidiary of Norwest Bank Minnesota, N.A. Peregrine provides investment advisory

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   51

Organization and Management of the Funds
--------------------------------------------------------------------------------

   services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans. As of December 31, 1999, Peregrine managed approximately $8.1 billion in assets.

   Galliard, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is an investment advisor subsidiary of Norwest Bank Minnesota, N.A. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of December 31, 1999, Galliard managed approximately $6.1 billion in assets.


   Schroder is the sub-advisor for the International Core Portfolio. Schroder, whose principal business address is 787 7th Avenue, New York, NY 10019, is a registered investment advisor. Schroder provides investment management services to company retirement plans, foundations, endowments, trust companies and high net worth individuals. As of September 30, 1999, Schroder managed $36.1 billion in assets.

   Smith Group, whose principal business address is 300 Crescent Court, Suite 750, Dallas, Texas 75201 is a registered investment advisor. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. As of December 1999, the Smith Group managed over $1 billion in assets.

   The Administrator
   Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Trust's Trustees. For providing administration services Wells Fargo Bank is entitled to receive a fee of 0.15% of each Fund's average annual net assets.

   Shareholder Servicing Plan
   We have a shareholder servicing plan for the Diversified Small Cap Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays 0.10% of its average net assets.

   The Transfer Agent
   Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

52   Wells Fargo & Company 401(k) Plan Funds Prospectus

Your Account
--------------------------------------------------------------------------------

   This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

   Pricing Fund Shares
   . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

   . We determine the NAV of each Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the NAV of funds that invest directly or indirectly in international securities when we believe that closing market prices do not accurately reflect security values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

   . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests we receive after the cutoff are processed the next business day.

   . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

   Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account Agreement for the rules governing your investment.

   Minimum Investments
   Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   53

Your Account                                                   How to Buy Shares
--------------------------------------------------------------------------------

   You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

   . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

   . Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

   . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

   . The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

   . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds.

54   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

   Institutional shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

   GENERAL NOTES FOR SELLING SHARES

   . We process requests we receive from an Institution in proper form before the close of the NYSE, usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time), at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.

   . Redemption proceeds are usually wired to the redeeming Institution the following business day.

   . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

   . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.

                           Wells Fargo & Company 401(k) Plan Funds Prospectus 55

Your Account                                                           Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

     . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

     . You may make exchanges only between like share classes of non-money market Funds and the Service Class shares of money market Funds.

     Contact your account representative for further details.


56   Wells Fargo & Company 401(k) Plan Funds Prospectus

Other Information
--------------------------------------------------------------------------------

     Dividend and Capital Gain Distributions

     The Funds in this Prospectus pay any dividends and capital gains distributions at least annually. Contact your Institution for distribution options.

     Remember, distributions have the effect of reducing NAV per share by the amount distributed.

     Taxes

     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Federal income tax considerations are discussed further in the Statement of Additional Information.

     We will pass on to you substantially all of a Fund's net investment income and capital gains. Distributions of a Fund's net investment income, net short-term capital gain and income from certain other sources will be taxable to you as ordinary income. Distributions of a Fund's net long-term capital gain will be taxable to you as net capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

     Distributions from a Fund normally will be taxable to you when paid, whether you take the distribution in cash or automatically reinvest them in additional Fund shares. However, distributions declared in October, November and December of one year and distributed in January of the following year will be taxable as if they were paid on December 31 of the first year. At the end of each year, you will be notified as to the federal income tax status of your distributions for the year.

     If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro rata-portion amount of the Fund's foreign withholding and other taxes in your gross income, treat such amount as foreign taxes paid by you and either deduct such amount in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability. We expect that the International Fund and International Equity Fund will be eligible for and will make this election. No other Fund will be eligible for the election.

     If you buy shares of a Fund shortly before it makes a distribution, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

     Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may be subject to backup withholding at a 31% rate on distributions from and redemption proceeds paid by a Fund.

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  57

Table of Predecessors
--------------------------------------------------------------------------------

     The Funds described in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund is an accounting survivor of a former Stagecoach Funds, Inc. or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.


       Wells Fargo Funds Trust             Predecessor Fund

       Strategic Income Fund               Norwest Advantage Strategic Income Fund

       Moderate Balanced Fund              Norwest Advantage Moderate Balanced Fund

       Growth Balanced Fund                Norwest Advantage Growth Balanced Fund

       Aggressive Balanced-Equity Fund     Norwest Advantage Aggressive Balanced-Equity Fund

       Diversified Equity Fund             Norwest Advantage Diversified Equity Fund

       Large Company Growth Fund           Norwest Advantage Large Company Growth Fund

       Diversified Small Cap Fund          Norwest Advantage Diversified Small Cap Fund

58  Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Description of Core Portfolios
--------------------------------------------------------------------------------

FUND                                        OBJECTIVE
Disciplined Growth Portfolio                The Portfolio seeks capital appreciation by investing in common stocks of larger companies.

Equity Income Portfolio                     The Portfolio seeks to provide long-term capital appreciation consistent with above-average dividend income.

Index Portfolio                             The Portfolio seeks to replicate the return of the S&P 500 Index with minimum tracking error and to minimize transaction costs.

International Portfolio                     The Portfolio seeks to provide long-term capital appreciation by investing directly or indirectly in high-quality companies based outside the United States.

International Equity                        The Portfolio seeks total return,with an emphasis on capital appreciation, over the
Portfolio                                   long-term by investing in equity securities of companies located or operating in developed non-U.S. countries and in emerging markets of the world

Large Company Growth                        The Portfolio seeks to provide long-term capital appreciation by investing primarily
Portfolio                                   in large, high-quality domestic companies that the advisor believes have superior growth potential.

Managed Fixed-Income                        The Portfolio seeks consistent fixed-income returns by investing primarily in
Portfolio                                   investment grade intermediate-term securities.

Positive Return Bond Portfolio              The Portfolio seeks positive total return each calendar year regardless of general bond market performance by investing in a portfolio of high quality
                                            U.S. Government securities and corporate fixed-income securities.

Small Cap Index Portfolio                   The Portfolio seeks to replicate the total return of the S&P Small Cap 600
                                            Index with minimum tracking error and to minimize transaction costs.

Small Cap Value Portfolio                   The Portfolio seeks capital appreciation by investing in common stocks of smaller companies.

Small Company Growth                        The Portfolio seeks to provide long-term capital appreciation by investing in
Portfolio                                   smaller domestic companies.

Small Company Value Portfolio               The Portfolio seeks to provide long-term capital appreciation by investing primarily in common stocks of smaller companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of December
                                            1999 was $13 billion, but is expected to change frequently.

Strategic Value Bond Portfolio              The Portfolio seeks total return by investing primarily in income-producing securities.

60  Well Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Portfolio seeks higher long-term returns by investing primarily in the common stocks of companies that, in the view of the advisor, possess above-average potential for growth. The Portfolio invests in companies with average market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations.

Under normal circumstances, the Portfolio holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index.

In general, the Portfolio will invest only in securities of companies and governments in countries that the advisor, in its judgment, considers both politically and economically stable. The Portfolio may invest more than 25% of its total assets in investments in a particular country, region, or type of investment. The Portfolio also invests in securities of emerging market countries.

The advisor expects that securities held in the Portfolio will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. They apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

The advisor considers large companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which was $4.0 billion as of December 1999, but is expected to change frequently.

The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government securities and the debt securities of financial institutions, corporations and others.

The Portfolio's assets are divided into two components, "short" bonds with maturities (or average life) of two years or less, and "long" bonds with maturities of 25 years or more.

Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market value of the S&P 600 Small Cap Index.

The Portfolio will normally invest substantially all of its assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index, which, as of December 1999, ranged from $10 million to $13 billion, but is expected to change frequently.


The Portfolio invests primarily in the common stock of small domestic companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of December 1999, was $13 billion, but is expected to change frequently.

The advisor focuses on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, as determined by price/earnings ratios, cash flows, or other measures.

The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage and other asset-backed securities, U.S. Government securities, preferred stock, convertible bonds, and foreign bonds.

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  61

Portfolio Managers
--------------------------------------------------------------------------------

     Patricia Burns
     Aggressive Balanced-Equity Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Ms. Burns joined Peregrine over ten years ago and is a Senior Vice President and Portfolio Manager for taxable fixed-income portfolios. She has been associated with Norwest Bank and its affiliates since 1983.
     Ms. Burns has a BA in Child Psychology/Sociology and a MBA from the University of Minnesota.

     Tasso H.Coin, Jr. CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1995
     Moderate Balanced Fund and its predecessor since 1995
     Strategic Income Fund and its predecessor since 1995
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset
     Management. Mr. Coin received his BBA in Economics from Loyola University of Chicago.

     John S. Dale, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Income Fund and its predecessor since 1989
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983, currently totaling assets in excess of $3 billion. Prior to joining Peregrine, Mr. Dale has been associated with Norwest Bank and its affiliates since 1968. Mr. Dale received his BA in Marketing from the University of Minnesota.

     Gary J. Dunn, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Income Fund and its predecessor since 1989
     Mr. Dunn joined WCM in 1998 as Principal for its Equity Income Team. WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of NIM. He has been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn received a BA in Economics from Carroll College.

     William D. Giese, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1994
     Moderate Balanced Fund and its predecessor since 1994
     Strategic Income Fund and its predecessor since 1994
     Mr. Giese joined Peregrine more than 10 years ago as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Positive Return Bond Portfolio. Mr. Giese has more than 20 years of experience in fixed-income securities management. Mr. Giese received his BS in Civil Engineering from the Illinois Institute of Technology and a MBA from the University of Michigan.

     Stacey Ho, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1999
     Growth Balanced Fund and its predecessor since 1999
     Moderate Balanced Fund and its predecessor since 1999
     Strategic Income Fund and its predecessor since 1999
     Ms. Ho joined WCM in 1997 as an International Equity Portfolio Manager. She manages international equity funds and portfolios for the Firm's institutional clients. In 1995 and 1996 she

62   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     was an International Equity Portfolio Manager at Clemente Capital Management, and from 1990 to 1995 she managed Japanese and U.S. equity portfolios for Edison International. Ms. Ho has over 10 years of international equity investment management experience. Ms. Ho received a BS in Civil Engineering from San Diego State University, a MS in Environmental Engineering from Stanford University and a MBA from the University of California at Los Angeles.

     John Huber
     Aggressive Balanced-Equity Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Mr. Huber joined Galliard at the firm's inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr. Huber oversees the Strategic Value Bond Portfolio and specializes in corporate and asset/mortgage-backed securities. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with NIM. In addition, he previously served as a Senior Analyst in Norwest's Capital Market Credit Group. Mr. Huber received a BA in Communications from the University of Iowa and a MBA from the University of Minnesota.

     Richard Merriam, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Merriam joined Galliard at the firm's inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam received a BA in Economics and English from the University of Michigan and a MBA from the University of Minnesota.

     Robert B. Mersky, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Income Fund and its predecessor since 1989
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky has been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky received his BS in Accounting from the University of Minnesota.

     Ajay Mirza
     Aggressive Balanced-Equity Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Mr. Mirza joined Galliard at the firm's inception in 1995 as a Portfolio Manager and Mortgage Specialist. Prior to joining Peregrine, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza holds a BE in Instrumentation from the Birla Institute of Technology (India), a MA in Economics from Tulane University, and a MBA from the University of Minnesota.


                          Wells Fargo & Company 401(k) Plan Funds Prospectus  63

Portfolio Managers
--------------------------------------------------------------------------------

     Gary E. Nussbaum, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1990
     Moderate Balanced Fund and its predecessor since 1990
     Strategic Income Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios, currently totaling assets in excess of $3 billion. Mr. Nussbaum received a BBA in Finance and a MBA from the University of Wisconsin.

     Michael Perelstein
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Perelstein joined Schroder in 1997 as a Senior Vice President. Mr. Perelstein currently manages international portfolios and has more than 22 years of investment experience that includes more than 15 years specializing in overseas investing. Mr. Perelstein, along with the Schroder EAFE (Europe, Asia, Far East) Team, manages more than $7 billion in assets.Prior to 1997, Mr. Perelstein was a Director and a Managing Director at MacKay-Shields. Mr. Perelstein has a BA in Economics from Brandies University and a MBA from the University of Chicago.

     Douglas G. Pugh, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to
     1997, Mr.Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh has a BS in Finance and Business Administration from Drake University and a MBA from the University of Minnesota.

     David L. Roberts, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Income Fund and its predecessor since 1989
     Mr. Roberts joined WCM in 1998 as the Equity Income Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He holds a BA in Mathematics from Carroll College.

     Katherine Schapiro, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1999
     Growth Balanced Fund and its predecessor since 1999
     Moderate Balanced Fund and its predecessor since 1999
     Strategic Income Fund and its predecessor since 1999
     Ms.Schapiro joined WCM in 1997 as International Equity Managing
     Director. She manages international equity funds and portfolios for the Firm's institutional clients. She joined WCM in 1997 from Wells Fargo Bank where she was a Portfolio Manager from 1992 to 1997. Ms. Schapiro's 18 years of investment experience includes investment management from 1988 to 1992 at Newport Pacific Management,an international investment advisory firm. Ms. Schapiro received her BA in Spanish Literature from Stanford University. She was the past President of the Security Analysts of San Francisco.

64  Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Stephen S. Smith, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Asset Management Group, L.P. Mr. Smith manages the Disciplined Growth Portfolio and Small Cap Value Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith has a BS in Industrial Engineering and a MBA from the University of Alabama.

     David D. Sylvester
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1996
     Moderate Balanced Fund and its predecessor since 1996
     Strategic Income Fund and its predecessor since 1996
     Mr. Sylvester has been with Wells Fargo & Company and its predecessors in an investment management capacity for over 20 years. Mr. Sylvester joined WCM in 1998 as the firm's Executive Vice President for Liquidity Investments. He simultaneously held the position of Managing Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Sylvester has nearly 25 years of inves tment experience. He specializes in portfolio and securities analysis, fixed-income trading and the ability to add stability and safety through maximizing fund diversification. He also manages structured and derivative securities, and institutional and personal trust assets. Mr. Sylvester attended the University of Detroit-Mercy.

     Paul E. von Kuster, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Income Fund and its predecessor since 1989
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster has a BA in Philosophy from Princeton University.

     Laurie R. White
     Aggressive Balanced-Equity Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1996
     Moderate Balanced Fund and its predecessor since 1996
     Strategic Income Fund and its predecessor since 1996
     Ms. White joined WCM in 1998 as a Principal for the Liquidity Investments Team and simultaneously was a Director for Reserve Asset Management at NIM(since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Ms. White specializes in managing short-term securities, along with structured and derivative securities, and institutional and personal trust assets. Ms. White received a BA in Political Science from Carleton College and a MBA from the University of Minnesota.

     David Yim
     Aggressive Balanced-Equity Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Mr. Yim joined Galliard in 1995 as a Portfolio Manager/Research Analyst. Mr. Yim co-manages the Strategic Value Bond Portfolio and is Head of Credit Research. Prior to 1995, Mr. Yim served as a Research Analyst with American Express Financial Advisors. Mr. Yim has a BA in International Relations from Middlebury College and a MBA from the University of Minnesota.

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  65

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

American Depositary Receipts ("ADRs")
Receipts for non-U. S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

Asset-Backed Securities
Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade
Securities rated BBB or lower by S&P or Baa or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

Business Day
Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth
The increase in the value of a security. See also "total return."

Capitalization
When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

Capital Structure
Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

Collateralized Mortgage Obligations ("CMOs")
Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

Commercial Paper
Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Convertible Debt Securities
Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Current Income
Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

Debt Securities
Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

66  Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

Distributions
Dividends and/or capital gains paid by a Fund on its shares.

Diversified
A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

Duration
A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets
Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

FHLMC
FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

FNMA
FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

Gateway Fund

A Fund that invests its assets in one or more core portfolios, instead of directly in securities, to achieve its investment objective.

GNMA
GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

Hedge
Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security
A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Institution

Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

Initial Public Offering
The first time a company's stock is offered for sale to the public.

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  67

Glossary
--------------------------------------------------------------------------------

     Investment-Grade Securities
     A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 of the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Moody's
     A nationally recognized ratings organization.

     Nationally Recognized Rating Organization ("NRRO")
     A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

     Price-to-Earnings Ratio
     The ratio between a stock's price and its historical, current or anticipated earnings. Low ratios typically indicate a high yield. High ratios are characteristic of growth stocks which generally have low current yields.

     Public Offering Price ("POP")
     The NAV with the sales load added.

     Quantitatively Measured Risk
     Risk that gauges both the frequency and degree to which an asset class will perform below the long-term expected average.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Selling Agent
     A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     S&P, S&P 500 Index
     Standard and Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U. S. economy.

68  Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Total Return
     The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

     Turnover Ratio
     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Value Strategy
     A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its "fair market" value.

     Warrants
     The right to buy a stock at a set price for a set time.

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  69

                                              This page intentionally left blank
--------------------------------------------------------------------------------

                                              This page intentionally left blank
--------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, option 4;

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009
Call: 1-800-SEC-0330 for details


             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                            WELLS FARGO FUNDS TRUST
                          Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated February 1, 2000

                            DISCIPLINED GROWTH FUND
                            DIVERSIFIED EQUITY FUND
                          DIVERSIFIED SMALL CAP FUND
                              EQUITY INCOME FUND
                               EQUITY INDEX FUND
                               EQUITY VALUE FUND
                                  GROWTH FUND
                              GROWTH EQUITY FUND
                                  INDEX FUND
                           INTERNATIONAL EQUITY FUND
                              INTERNATIONAL FUND
                           LARGE COMPANY GROWTH FUND
                             SMALL CAP GROWTH FUND
                         SMALL CAP OPPORTUNITIES FUND
                             SMALL CAP VALUE FUND
                           SMALL COMPANY GROWTH FUND

          Class A, Class B, Class C, Class O and Institutional Class

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about sixteen funds in the Wells Fargo Funds Trust family of funds (each, a "Fund" and collectively, the "Funds") -- the Disciplined Growth, Diversified Equity, Diversified Small Cap, Equity Income, Equity Index, Equity Value, Growth, Growth Equity, Index, International Equity, International, Large Company Growth, Small Cap Growth, Small Cap Opportunities, Small Cap Value and Small Company Growth Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund offers Class A and Class B shares, except the Disciplined Growth, Index, Small Cap Value and Small Company Growth Funds, which only offer Institutional Class shares. The Diversified Equity, Equity Income, Equity Index, Equity Value, Growth Equity, International Equity, Large Company Growth and Small Cap Growth Funds also offer Class C shares and the Equity Index Fund also offers Class O shares. The Diversified Equity, Diversified Small, Equity Income, Equity Value, Growth, Growth Equity, International, International Equity, Large Company Growth, Small Cap Opportunities and Small Cap Growth Funds also offer Institutional Class shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated February 1, 2000. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Historical Fund Information...............................................    1

Investment Policies.......................................................    4

Additional Permitted Investment Activities and Associated Risks...........    6

Management................................................................   24

Performance Calculations..................................................   43

Determination of Net Asset Value..........................................   52

Additional Purchase and Redemption Information............................   53

Portfolio Transactions....................................................   54

Fund Expenses.............................................................   56

Federal Income Taxes......................................................   56

Capital Stock.............................................................   62

Other.....................................................................   76

Counsel...................................................................   77

Independent Auditors......................................................   77

Financial Information.....................................................   77

Appendix..................................................................  A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of Wells Fargo Funds Trust (the "Trust") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to the Funds. Prior to November 5, 1999, the effective date of the consolidation of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

     The Funds described in this SAI were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or "Advisor"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     The chart below indicates the predecessor Stagecoach and Norwest Funds that are the accounting survivors of the Wells Fargo Funds.


              Wells Fargo Funds                                    Predecessor Funds
---------------------------------------------------------------------------------------------------------
Disciplined Growth Fund                           Norwest Performa Disciplined Growth Fund
---------------------------------------------------------------------------------------------------------
Diversified Equity Fund                           Norwest Diversified Equity Fund
---------------------------------------------------------------------------------------------------------
Diversified Small Cap Fund                        Norwest Diversified Small Cap Fund
---------------------------------------------------------------------------------------------------------
Equity Income Fund                                Norwest Income Equity Fund
---------------------------------------------------------------------------------------------------------
Equity Index Fund                                 Stagecoach Equity Index Fund
---------------------------------------------------------------------------------------------------------
Equity Value Fund                                 Stagecoach Equity Value Fund
---------------------------------------------------------------------------------------------------------
Growth Fund                                       Stagecoach Growth Fund
---------------------------------------------------------------------------------------------------------
Growth Equity Fund                                Norwest Growth Equity Fund
---------------------------------------------------------------------------------------------------------
Index Fund                                        Norwest Index Fund
---------------------------------------------------------------------------------------------------------
International Fund                                Norwest International Fund
---------------------------------------------------------------------------------------------------------
International Equity Fund                         Stagecoach International Equity Fund
---------------------------------------------------------------------------------------------------------
Large Company Growth Fund                         Norwest Large Company Growth Fund
---------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                             Stagecoach Small Cap Fund
---------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund                      Norwest Small Cap Opportunities Fund
---------------------------------------------------------------------------------------------------------
Small Cap Value Fund                              Norwest Performa Small Cap Value Fund
---------------------------------------------------------------------------------------------------------
Small Company Growth Fund                         Norwest Small Company Growth Fund
---------------------------------------------------------------------------------------------------------

     The Disciplined Growth Fund commenced operations on November 8, 1999, as successor to the Performa Disciplined Growth Fund of Norwest. The predecessor Norwest Performa Disciplined Growth Fund commenced operations on October 15, 1997.

     The Diversified Equity Fund commenced operations on November 8, 1999, as successor to the Diversified Equity Fund of Norwest. The predecessor Norwest Diversified Equity Fund commenced operations on December 31, 1988.

     The Diversified Small Cap Fund commenced operations on November 8, 1999, as successor to the Diversified Small Cap Fund of Norwest. The predecessor Norwest Diversified Small Cap Fund commenced operations on December 31, 1997.

     The Equity Income Fund commenced operations on November 8, 1999, as successor to the Diversified Equity Income Fund of Stagecoach and the Income Equity Fund of Norwest. The predecessor Stagecoach Diversified Equity Income Fund commenced operations on November 18, 1997 and the predecessor Norwest Income Equity Fund commenced operations on November 11, 1994. For accounting purposes, the Norwest Income Equity predecessor portfolio is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Income Equity Fund.

     The Equity Index Fund commenced operations on November 8, 1999, as successor to the Equity Index Fund of Stagecoach. The predecessor Stagecoach Equity Index Fund commenced operations on January 1, 1992, as successor to the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor Fund's commencement of operations was January 25, 1984. During the period from April 28, 1996 to December 12, 1997, the Fund invested all of its assets in a Master Portfolio with a corresponding investment objective. Prior to December 12, 1997, the Equity Index Fund was known as the "Corporate Stock Fund."

     The Equity Value Fund commenced operations on November 8, 1999, as successor to the Equity Value Fund of Stagecoach. The predecessor Stagecoach Equity Value Fund was originally organized on July 1, 1990 as the Pacifica Equity Value Fund, an investment portfolio of Pacifica Funds Trust. On September 6, 1996, the Pacifica Equity Value Fund was reorganized as the Stagecoach Equity Value Fund.

     The Growth Fund commenced operations on November 8, 1999, as successor to the Growth Fund of Stagecoach and the Value Growth Stock Fund of Norwest. The predecessor Stagecoach Growth Fund commenced operations on January 1, 1992, and the predecessor Norwest Value Growth Stock Fund commenced operations on January 8, 1999. For accounting purposes, the Stagecoach Growth predecessor portfolio is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Stagecoach Growth Fund.

     The Growth Equity Fund commenced operations on November 8, 1999, as successor to the Growth Equity Fund of Norwest. The predecessor Norwest Growth Equity Fund commenced operations on April 30, 1989.

     The Index Fund commenced operations on November 8, 1999, as successor to the Index Fund of Norwest. The predecessor Norwest Index Fund commenced operations on January 31, 1987.

     The International Equity Fund commenced operations on November 8, 1999, as successor to the International Equity Fund of Stagecoach. The predecessor Stagecoach International Equity Fund commenced operations on September 24, 1997.

     The International Fund commenced operations on November 8, 1999, as successor to the International Fund of Norwest. The predecessor Norwest International Fund commenced operations on July 15, 1989.

     The Large Company Growth Fund commenced operations on November 8, 1999, as successor to the Large Company Growth Fund of Norwest. The predecessor Norwest Large Company Growth Fund commenced operations on December 31, 1982.

     The Small Cap Growth Fund commenced operations on November 8, 1999, as successor to the Small Cap and Strategic Growth Funds of Stagecoach and the Small Company Stock Fund of Norwest. The predecessor Stagecoach Small Cap Fund commenced operations on September 16, 1996 and the predecessor Stagecoach Strategic Growth Fund commenced operations on March 5, 1996. The predecessor Norwest Small Company Stock Fund commenced operations on December 31, 1993. For accounting purposes, the Stagecoach Small Cap predecessor portfolios is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Stagecoach Small Cap Fund.

     The Small Cap Opportunities Fund commenced operations on November 8, 1999, as successor to the Small Cap Opportunities Fund of Norwest. The predecessor Norwest Small Cap Opportunities Fund commenced operations on August 1, 1993.

     The Small Cap Value Fund commenced operations on November 8, 1999, as successor to the Performa Small Cap Value Fund of Norwest. The predecessor Norwest Performa Small Cap Value Fund commenced operations on October 15, 1997.

     The Small Company Growth Fund commenced operations on November 8, 1999, as successor to the Small Company Growth Fund of Norwest. The predecessor Norwest Small Company Growth Fund commenced operations on December 31, 1982.

                              INVESTMENT POLICIES

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined in 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements, and provided further that the Index Fund and the Equity Index Fund reserve the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     General
     -------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

        ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Borrowing
     ---------

     The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

     Commercial Paper
     ----------------

     The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Ratings Organization ("NRRO"). Commercial paper may include variable- and floating-rate instruments.

     Convertible Securities
     ----------------------

     The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

     Custodial Receipts for Treasury Securities
     ------------------------------------------

     The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

     Derivative Securities: Futures and Options Contracts
     ----------------------------------------------------

     Futures and options contracts are types of "derivative securities," securities which derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate. As is described in more detail below, a Fund often invests in these securities as a "hedge" against fluctuations in the value of the other securities in that Fund's portfolio, although a Fund may also invest in certain derivative securities for investment purposes only.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the Advisor's expectations. If the Advisor's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. Also, derivative securities are more likely to experience periods when they will not be readily tradable. If, as a result of such illiquidity, a Fund cannot settle a future or option contract at the time the Advisor determines is optimal, the Fund may lose money on the investment. Additional risks of derivative securities include: the risk of the disruption of the Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts; and market risk (i.e., exposure to adverse price changes).

     The Advisor uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objectives, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Trustees concerning the use of derivatives.

     The use of derivatives by a Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with the U.S. Securities and Exchange Commission ("SEC") rules limiting the use of leverage.

     Futures Contracts. The Funds may trade futures contracts and options on futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker when the parties enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of the broker that holds the margin on behalf of a Fund, the Fund may not receive a full refund of its margin.

     Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, a liquid market may not exist for a particular contract at a particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund may be required to pay additional variation margin until the position is closed.

     The Funds may also purchase options on futures contracts. See "Options Trading" below.

     Small Cap Opportunities Fund -- Options and Futures Contracts. The Small Cap Opportunities Fund may write covered calls on up to 100% of its total assets or employ one or more types of instruments to hedge ("Hedging Instruments"). When hedging to attempt to protect against declines in the market value of the Fund's securities, to permit the Fund to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund would: (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Fund will normally purchase and then terminate the hedging position), the Fund would: (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities. The Fund's strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Fund's activities in the underlying cash market.

     The Fund may write (i.e., sell) call options ("calls") if: (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are "covered" (i.e., the Fund owns the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by a Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

     When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Fund if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by a Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable securities until the call lapsed or was exercised.

     The Fund may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

     Purchasing Calls and Puts. The Small Cap Opportunities Fund may purchase put options ("puts") which relate to: (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its Fund); or
(3) broadly-based stock indices. The Fund may not sell puts other than those it previously purchased, nor purchase puts on securities they do not hold. The Fund may purchase calls: (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written.

     When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment. When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

     When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

     Purchasing a put on either a stock index or on a Stock Index Future not held by the Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities. When the Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund's delivery of the underlying investment.

     Stock Index Futures. The Small Cap Opportunities Fund may buy and sell Stock Index Futures. A stock index is "broadly-based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

     No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although

Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

     Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Fund buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

     Foreign Currency Futures Contracts and Foreign Currency Transactions. The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The Advisor, considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, however, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

     Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the Advisor to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the Advisor's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

     The Funds may also purchase options on Currency Futures. See "Options Trading" below.

     Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

     Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the Advisor is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of options in which certain Funds may invest.

     A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indexes fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by a Fund of options on stock indexes will be subject to the Advisor's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When a Fund writes an option on a stock index, the Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option. The Funds may also invest in interest-rate futures contracts and options on interest-rate futures contracts. These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

     Interest-rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities. Interest-rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Funds will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

     Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds' investment objective and legally permissible for a Fund. Before entering into such transactions or making any such investment, a Fund would provide appropriate disclosure in its Prospectus or this SAI.

     Dollar Roll Transactions
     ------------------------

     The Funds may enter into "dollar roll" transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser,but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transaction by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

    Emerging Market Securities
     --------------------------

     The Funds, except the Equity Index and Index Funds, may invest in equity securities of companies in "emerging markets." The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Advisor may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Advisor believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     Foreign Obligations and Securities
     ----------------------------------

     The Funds may invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     For temporary defensive purposes, Funds may invest in fixed income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

     Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Investment income on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Illiquid securities may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Loans of Portfolio Securities
     -----------------------------

     Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Advisor, or the Distributor.

     Money Market Instruments and Temporary Investments
     --------------------------------------------------

     The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moodys or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by the Advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Advisor, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Repurchase Agreements. Each Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     The Funds may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of a Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the investment Advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the Advisor.

     Mortgage-Related and Other Asset-Backed Securities
     --------------------------------------------------

     The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     The Funds may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association (" FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     There are risks inherent in the purchase of mortgage-related securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that the Advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds to significantly greater market risks than expected.

     Other Asset-Backed Securities.  The Funds may purchase asset-backed
     -----------------------------
securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and (iii) 10% of such Fund's total assets. Gateway Funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these general limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Closed-End Investment Companies
     -------------------------------

     The Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the Advisor's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

     Participation Interests
     -----------------------

     The Funds may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

     Privately Issued Securities
     ---------------------------

     The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment Advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The investment Advisor, under guidelines approved by Board of Trustees of the Trust, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Reverse Repurchase Agreements
     -----------------------------

     The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

     Small Company Securities
     ------------------------

     Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investment in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by the Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

     Unrated Investments
     -------------------

     The Funds may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moodys or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moodys and S&P are more fully described in the SAI Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants
     --------

     The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly.

     Nationally Recognized Ratings Organizations
     -------------------------------------------

     The ratings of Moodys Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Trustees and principal executive Officer[s] of the Trust are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                       Principal Occupations
Name, Age and Address              Position            During Past 5 Years
---------------------              --------            -------------------
*Robert C. Brown, 65               Trustee,            Director, Federal Farm Credit Banks Funding
5038 Kestral Parkway South         Secretary and       Corporation and Farm Credit System Financial
Sarasota, FL 34231                 Treasurer           Assistance Corporation since February 1993.

Donald H. Burkhardt, 70            Trustee             Principal of the Burkhardt Law Firm.
777 South Steele Street
Denver, CO 80209

Jack S. Euphrat, 77                Trustee             Private Investor.
415 Walsh Road
Atherton, CA  94027

Thomas S. Goho, 56                 Trustee             Business Associate Professor, Wake Forest
321 Beechcliff Court                                   University, Calloway School of Business and
Winston-Salem, NC  27104                               Accountancy since 1994; previously Associate
                                                       Professor of Finance.

Peter G. Gordon, 56                Trustee             Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                               Water Company and President of Crystal Geyser
55 Francisco Street, Suite 410                         Roxane Water Company since 1977.
San Francisco, CA  94133

*W. Rodney Hughes, 72              Trustee and         Private Investor.
31 Dellwood Court                  President
San Rafael, CA  94901

Richard M. Leach, 63               Trustee             President of Richard M. Leach Associates (a
P.O. Box 1888                                          financial consulting firm) since 1992.
New London, NH 03257

*J. Tucker Morse, 54               Trustee             Private Investor/Real Estate Developer;
10 Legare Street                                       Chairman of Vault Holdings, LLC.
Charleston, SC  29401

Timothy J. Penny, 45               Trustee             Senior Counselor to the public relations firm
500 North State Street                                 of Himle-Horner since January 1995 and Senior
Waseca, MN 56093                                       Fellow at the Humphrey Institute, Minneapolis,
                                                       Minnesota (a public policy organization) since
                                                       January 1995.

Donald C. Willeke                  Trustee             Principal on the law firm of Willeke & Daniels
201 Ridgewood Avenue
Minneapolis, MN 55403

     Each of the Trustees and Officers listed above act in the identical capacities for Wells Fargo Variable Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). Each Trustee receives an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also receives a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting is held absent a full Board meeting, each attending Trustee will receive a $1,000 combined fee. These fees apply equally for in-person or telephonic meetings, and Trustees are reimbursed for all out-of-pocket expenses related to attending meetings. For 1999, the Trustees will receive a pro rata share of the annual retainer, calculated from the closing date of the Reorganization. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or an other member of the Fund Complex.

     As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

     Investment Advisor.  Subject to the general supervision of the Board, Wells
     ------------------
Fargo Bank provides investment advisory services to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Trust's Board of Trustees periodic reports on the investment strategies and performance of each Fund.

     The Funds operate under three types of advisory arrangements: (i) stand-alone Funds with an investment advisor and sub-advisor; (ii) gateway feeder Funds that invest in a single corresponding core portfolio of Wells Fargo Core Trust ("Core Trust") and have "dormant" advisory arrangements at the gateway level; and (iii) gateway blended Funds that invest in two or more core portfolios and have both active and dormant advisory arrangements at the gateway level.

     As compensation for its advisory services for the following stand-alone Funds, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                         Annual Rate
Stand-Alone Funds                               (as a percentage of net assets)
-----------------                               -------------------------------

Equity Index                                                0.25%
Equity Value                                                0.75%
Growth                                                      0.75%
International Equity                                        1.00%
Small Cap Growth                                            0.90%
Small Cap Opportunities                                     0.90%

     As described in the second category above, the gateway feeder Funds (the "Gateway Funds") each invest 100% of their assets in a single respective core portfolio of Core Trust. Because the Gateway Funds invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the Gateway Funds to either invest in more than one core portfolio of Core Trust or to convert to a stand-alone Fund with a direct advisory relationship, the following Funds have a "dormant" advisory arrangement with Wells Fargo Bank. Under the dormant advisory arrangement, Wells Fargo Bank will receive no advisory fees as long as the Gateway Fund invest all (or substantially all) of its assets in one core portfolio of Core Trust. In the event that the Gateway Fund converts into a gateway blended Fund as described above, Wells Fargo Bank as advisor would be entitled to receive a fee of 0.25% for asset allocation services. The dormant advisory rate listed below mirrors the advisory fee charged by Wells Fargo Bank to the Core Trust portfolio in which the Gateway Fund invests.

                                   Active          Dormant Asset         Pass-through
Gateway Feeder Fund             Advisory Fees    Allocation Fees/*/     Advisory Fees/**/
-------------------------       -------------    ------------------     -----------------
Disciplined Growth                  0.00%               0.25%                0.75%
Equity Income                       0.00%               0.25%                0.75%
Index                               0.00%               0.25%                0.15%
International                       0.00%               0.25%                1.00%
Large Company Growth                0.00%               0.25%                0.75%
Small Cap Value                     0.00%               0.25%                0.90%
Small Company Growth                0.00%               0.25%                0.90%

____________________
/*/ Represents the proposed advisory fee payable to Wells Fargo Bank as Advisor if the Fund converts into a gateway blended Fund.

/**/ Represents the advisory fee payable to Wells Fargo Bank as advisor to the portfolio(s) of Core Trust in which the Fund invests. This would be the proposed advisory fee payable to Wells Fargo Bank as advisor if the Fund converts into a stand-alone Fund.

       As described in the third category above, the following gateway blended Funds invest their respective assets in two or more Funds of Core Trust. For these Funds, Wells Fargo Bank determines the core portfolios of Core Trust in which each gateway blended Fund invests and the percentage allocation that each gateway blended Fund would make to each core portfolio. For these asset allocation services, Wells Fargo Bank is entitled to receive a fee as indicated in the chart below. The gateway blended Funds also have the dormant advisory arrangements described above with respect to the gateway feeder Funds.

                                 Advisory Fees                    Core Level
Gateway Blended Funds    (Maximum Asset Allocation Fees)    Dormant Advisory Fees*
---------------------    -------------------------------    ----------------------
Diversified Equity                  0.25%                         0.72%
Diversified Small Cap               0.25%                         0.87%
Growth Equity                       0.25%                         0.97%

____________________
* Because the gateway blended Funds invest in two or more Core Trust portfolios with varying advisory fees, the dormant advisory fees are based on a formula that reflects a blended fee rate.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid to either Wells Fargo Bank or NIM by the predecessor portfolio that is considered the surviving entity for accounting purposes.

                            FORMER STAGECOACH FUNDS

     For the periods indicated below, the following Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                   Year-Ended
                                    9/30/99
                                    -------

             Fund                  Fees Paid          Fees Waived
             ----                  ---------          -----------
     Equity Index                  $1,647,315         $1,035,373
     Equity Value                  $1,375,903         $1,320,099
     Growth                        $1,923,826         $1,841,878
     International Equity          $  641,910         $  463,889
     Small Cap Growth              $  453,180         $  317,403

                               Six-Month                                                      Six-Month
                              Period-Ended                  Year-Ended                       Period-Ended
                                9/30/98                       3/31/98                          3/31/97
                                -------                     -----------                         ------
Fund                    Fees Paid    Fees Waived    Fees Paid       Fees Waived       Fees Paid      Fees Waived
----                    ---------    -----------    ---------       -----------       ---------      -----------
Equity Index            $572,998      $158,503     $ 1,638,127      $   288,393      $  933,498*        $   0*
Equity Value            $843,996      $      0     $ 1,286,783      $    95,512      $  557,096         $   0
Growth                  $969,698      $      0     $ 1,753,825      $    44,284      $  782,529         $   0
International Equity**  $238,297      $ 83,843     $   145,743      $   111,696          N/A             N/A
Small Cap Growth        $288,703      $ 10,004     $   169,949***   $   227,120***   $   89,707***      $   0***

____________________
* For the period between April 29, 1996 and December 15, 1997, amounts represent advisory fees paid by the Master Portfolio on behalf of the Fund as described below.

 ** These amounts indicate fees paid since September 24, 1997, the commencement date.

*** These amounts reflect fees allocated from the Master Portfolio for the Fund as described below.

     Equity Index Fund.  Prior to April 29, 1996, the Equity Index Fund invested
     -----------------
directly in a portfolio of securities and Wells Fargo Bank provided investment advisory services directly to the Fund. On April 29, 1996 the Fund was converted to a "master/feeder structure" and began to invest all of its assets in a corresponding Master Portfolio, which had an identical investment objective, of Master Investment Trust, another open-end management investment company. The Master Portfolio was advised by Wells Fargo Bank and Wells Fargo Bank was entitled to receive a monthly fee equal to an annual rate of 0.50% of the first $250 million of the Fund's average daily net assets, 0.40% of the next $250 million, and 0.30% of the average daily net assets in excess of $500 million. The Fund operated as part of the master/feeder structure from April 29, 1996 to December 12, 1997, at which time the master/feeder structure was dissolved.

     For the nine-month period ended September 30, 1996, the Fund paid $1,249,048 to Wells Fargo Bank in advisory fees, without waivers. For the period between April 29, 1996 and December 15, 1997, a portion of these fees represent advisory fees paid by the Master Portfolio on behalf of the Fund.

     Small Cap Growth Fund.  Prior to December 12, 1997, the Stagecoach Small
     ---------------------
Cap Fund did not engage an investment advisor because it invested all of its assets in a Master Portfolio (which had the same investment objective as the Fund) that was advised by Wells Fargo Bank. The Stagecoach Small Cap Fund invested in the Small Cap Master Portfolio. The terms of the Master Portfolio's advisory contract were identical in all material respects to the terms of the Fund's existing advisory contract.

                             Former Norwest Funds

     For the periods indicated below, the following Funds paid to NIM, which is now merged into a wholly owned investment advisory subsidiary of Wells Fargo Bank, the following advisory fees and NIM waived the indicated amounts:

                                    Four-Month
                                   Period Ended          Year-Ended              Year-Ended              Year-Ended
                                      9/30/99              5/31/99                 5/31/98                5/31/97
                                      -------              -------                 -------                -------
                                   Fees      Fees       Fees        Fees        Fees        Fees        Fees       Fees
Fund                               Paid     Waived      Paid       Waived       Paid       Waived       Paid      Waived
----                               ----     ------      ----       ------       ----       ------       ----      ------
Disciplined Growth                 N/A      N/A         N/A         N/A         N/A         N/A         N/A         N/A
Diversified Equity            $1,588,401  $173,968  $3,114,665  $1,122,346  $9,600,889  $1,443,556  $6,874,776  $      0
Diversified Small Cap         $   31,908  $ 24,502  $        0  $   87,077  $   19,899  $    5,712      N/A         N/A
Equity Income                      N/A      N/A         N/A         N/A         N/A         N/A         N/A         N/A
Growth Equity                 $  586,172  $ 59,981  $2,425,572  $        0  $9,032,101  $  410,824  $7,205,405  $      0
Index                              N/A      N/A         N/A         N/A         N/A         N/A         N/A         N/A

International                 $  235,410    $        0    $  680,154  $        0  $1,474,967  $   75,568  $  812,485  $      0
Large Company Growth             N/A           N/A           N/A         N/A         N/A         N/A         N/A         N/A
Small Cap Opportunities          N/A           N/A           N/A         N/A         N/A         N/A         N/A         N/A
Small Cap Value                  N/A           N/A           N/A         N/A         N/A         N/A         N/A         N/A
Small Company Growth             N/A           N/A           N/A         N/A         N/A         N/A         N/A         N/A


     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Investment Sub-Advisors.  Wells Fargo Bank has engaged Wells Capital
     -----------------------
Management Incorporated ("WCM"), Peregrine Capital Management, Inc. ("Peregrine"), Smith Asset Management Group ("Smith"), and Schroder Investment Management Inc. North America ("Schroder") to serve as investment sub-advisors to the stand-alone Funds of the Trust and the core portfolios of Core Trust in which the gateway blended and gateway feeder Funds invest, as listed in the chart below (collectively, the "Sub-Advisors"). Subject to the direction of the Trusts' Board of Trustees and the overall supervision and control of Wells Fargo Bank and the Trusts, the Sub-Advisors make recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Advisors furnish to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. The Sub-Advisors also furnish such additional reports and information as Wells Fargo Bank and the Trusts' Board of Trustees and officers may reasonably request.

     As compensation for sub-advisory services to the core portfolios of Core Trust, WCM, Peregrine, Smith and Schroder are each entitled to receive the following fees:

--------------------------------------------------------------------------------------
Core Portfolio              Sub-Advisor            Fees
--------------------------------------------------------------------------------------
Disciplined Growth          Smith                    0-175M    0.35%
                                                   175-225M    0
                                                   225-500M    0.25%
                                                      *500M    0.20%
--------------------------------------------------------------------------------------
Equity Income               WCM                      0-200M    0.25%
                                                   200-400M    0.20%
                                                      *400M    0.15%
--------------------------------------------------------------------------------------
Index                       WCM                      0-200M    0.02%
                                                      *200M    0.01%
--------------------------------------------------------------------------------------
International               Schroder                 0-100M    0.45%
                                                   100-200M    0.35%
                                                   200-600M    0.20%
                                                      *600M    0.185%
--------------------------------------------------------------------------------------
International Equity        WCM                      0-200M    0.35%
--------------------------------------------------------------------------------------

* greater than

--------------------------------------------------------------------------------------
                                                   200-400M  0.25%
                                                      *400M  0.15%
--------------------------------------------------------------------------------------
Large Company               Peregrine                0-25M   0.75%
   Growth                                           25-50M   0.60%
                                                   50-275M   0.50%
                                                     *275M   0.30%
--------------------------------------------------------------------------------------
Small Cap Index             WCM                     0-200M   0.02%
                                                     *200M   0.01%
--------------------------------------------------------------------------------------
Small Cap Value             Smith                   0-110M   0.45%
                                                  110-150M      0%
                                                  150-300M   0.30%
                                                     *300M   0.25%
--------------------------------------------------------------------------------------
Small Company               Peregrine                0-50M   0.90%
   Growth                                          50-180M   0.75%
                                                  180-340M   0.65%
                                                  340-685M   0.50%
                                                  685-735M   0.52%
                                                     *735M   0.55%
--------------------------------------------------------------------------------------
Small Company               Peregrine               0-200M   0.50%
   Value                                             *200M   0.75%
--------------------------------------------------------------------------------------

     Wells Fargo Bank has engaged WCM and Schroder as investment sub-advisors for the stand-alone Funds listed below of the Trust. For providing sub-advisory services, WCM or Schroder is entitled to receive fees as described below.

--------------------------------------------------------------------------------------
Fund                        Sub-Advisor          Fee
--------------------------------------------------------------------------------------
Equity Index                WCM                    0-200M  0.02%
                                                    *200M  0.01%
--------------------------------------------------------------------------------------
Equity Value                WCM                    0-200M  0.25%
                                                 200-400M  0.20%
                                                    *400M  0.15%
--------------------------------------------------------------------------------------
Growth                      WCM                    0-200M  0.25%
                                                 200-400M  0.20%
                                                    *400M  0.15%
--------------------------------------------------------------------------------------
International Equity        WCM                    0-200M  0.35%
                                                 200-400M  0.25%
                                                    *400M  0.15%
--------------------------------------------------------------------------------------
Small Cap Growth            WCM                    0-200M  0.25%
                                                 200-400M  0.20%
                                                    *400M  0.15%
--------------------------------------------------------------------------------------
Small Cap Opportunities     Schroder                       0.60%
--------------------------------------------------------------------------------------

* greater than

     Equity Index Fund.  Barclays Global Fund Advisors ("BGFA") served as
     -----------------
investment sub-advisor to the predecessor Stagecoach Equity Index Fund through September 30, 1999.

     As compensation for its sub-advisory services, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.02% of the first $500 million of the Fund's average daily net assets and 0.01% of net assets over $500 million. This fee was paid by Wells Fargo Bank or directly by the Fund. For sub-advisory fees paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees were reduced accordingly. The predecessor Master Portfolio was also sub-advised by BGFA, and from October 30, 1997 to December 12, 1997, was entitled to receive the fee described above. Prior to October 30, 1997, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.08% of the Master Portfolio's average daily net assets plus an annual payment of $40,000.

     Administrator.  The Trust has retained Wells Fargo Bank as Administrator on
     -------------
behalf of each Fund. Under the Administration Agreement between Wells Fargo Bank and the Trust, Wells Fargo Bank shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Wells Fargo Bank also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. The Administrator is entitled to receive a fee of up to 0.15% of each Fund's average daily net assets on an annual basis.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amounts of administration fees paid shows the dollar amount of fees paid to the Administrator(s) by the predecessor portfolio that is considered the surviving entity for accounting purposes.

                            FORMER STAGECOACH FUNDS

     The predecessor Stagecoach Funds had retained Wells Fargo Bank as Administrator from March 25, 1999 through the date of the Reorganization, on the same terms as are currently in effect. Prior to March 25, 1999, the predecessor Stagecoach Funds had retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Wells Fargo Bank and Stephens were entitled to receive monthly fees of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, Wells Fargo Bank and Stephens received a monthly fees of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Except as described below, prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Wells Fargo Bank.

     For the periods indicated below, the following Funds paid the following dollar amount as administration fees:


                                            Year Ended
                                              9/30/99
                                              -------

        Fund              Paid       Waived     Wells Fargo    Stephens
        ----              ----       ------     -----------    --------
Equity Index            $680,944    $680,944    $417,374      $263,570
Equity Value            $270,800    $270,800    $160,728      $110,072
Growth                  $424,913    $424,923    $257,541      $167,382
International Equity    $ 25,677    $ 25,677    $ 48,462      $ 25,677
Small Cap Growth        $ 69,322    $ 69,322    $ 39,110      $ 30,212

                                             Six-Month
                                           Period Ended
                                             9/30/98
                                             -------

        Fund              Paid       Waived     Wells Fargo    Stephens
        ----              ----       ------     -----------    --------
Equity Index            $203,041    $ 1,779     $88,073       $116,747
Equity Value            $118,003    $   157     $50,741       $ 67,262
Growth                  $145,471    $ 2,291     $62,553       $ 82,918
International Equity    $ 19,247    $12,541     $ 8,276       $ 10,971
Small Cap Growth        $ 22,244    $12,605     $ 9,565       $ 12,679

                                    Year Ended
                                      3/31/98
                                      -------

        Fund             Total      Wells Fargo    Stephens
        ----             -----      -----------    --------
Equity Index            $306,855      $205,593     $101,262
Equity Value            $170,979      $114,556     $ 56,423
Growth                  $238,706      $159,933     $ 78,773
International Equity*   $ 22,395      $ 15,005     $  7,390
Small Cap Growth        $ 41,139      $ 27,563     $ 13,576

_______________
* These amounts reflect fees paid from September 24, 1997, the Fund's commencement date, until March 31, 1998.

                                          Six-Month
                                         Period Ended
                                           3/31/97
                                           -------

             Fund             Total      Wells Fargo    Stephens
             ----             -----      -----------    --------
     Equity Index            $80,775       $16,155      $64,620
     Equity Value            $59,479       $11,896      $47,583
     Growth                  $64,992       $12,998      $51,994
     Small Cap Growth        $ 8,027*      $ 1,605*     $ 6,422*

     __________________
     * These amounts reflect fees allocated from the Master Portfolio for the Small Cap and Strategic Growth Fund.

                             Former Norwest Funds

     With respect to the predecessor Norwest Funds, Forum Financial Services, Inc. ("Forum") managed all aspects of the operation of the Funds, except those which were the responsibility of Forum Administrative Services, LLC ("FAS") as administrator or Norwest in its capacity as administrator.

     For the periods indicated below, the following Funds paid the following dollar amounts in administration fees:

                          Four-Month
                         Period Ended        Year Ended           Year Ended          Year Ended
                           9/30/99             5/31/99              5/31/98              5/31/97
                          ---------           ---------            ---------            ---------
                        Fees      Fees     Fees      Fees      Fees       Fees       Fees      Fees
Fund                    Paid     Waived    Paid     Waived     Paid      Waived      Paid     Waived
----                    ----     ------    ----     ------     ----      ------      ----     ------
Disciplined Growth    $      0  $  4,515  $      0  $ 10,387  $      0  $    3,151    N/A       N/A
Diversified Equity    $      0  $176,237  $224,046  $199,656  $783,790  $1,033,609  $      0  $882,175
Diversified Small
   Cap                $      0  $  5,641  $  9,749  $  7,667  $      0  $    2,294    N/A       N/A
Equity Income         $131,587  $ 17,203  $344,522  $402,542  $      0  $  614,403  $      0  $223,044
Growth Equity         $      0  $ 64,615  $104,378  $380,736  $      0  $  817,903  $      0  $560,498
Index                 $      0  $ 77,034  $ 66,842  $402,956  $      0  $  460,858  $      0  $213,759
International         $ 38,690  $  8,392  $941,855  $ 10,361  $604,247  $    4,466  $166,438  $  7,005
Large Company
   Growth             $ 42,239  $ 54,218  $      0  $280,450  $      0  $  127,981  $      0  $ 87,896
Small Cap
   Opportunities      $  8,745  $ 27,085  $627,508  $ 98,591  $167,854  $   40,352  $      0  $ 26,726
Small Cap Value       $      0  $  1,464  $  6,058  $      0  $      0  $    1,563    N/A       N/A
Small Company
   Growth             $ 23,255  $ 22,402  $ 51,168  $241,848  $      0  $  383,589  $ 19,110  $185,644

     Distributor.  Stephens Inc. ("Stephens," the "Distributor"), located at 111
     -----------
Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds. The Funds have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the

"Rule") for their Class B and Class C shares. The Plan was adopted by the Trust's Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay Stephens up to 0.75% of the average daily net assets attributable to each Class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the above-indicated Funds and Classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the fees received by the Funds' Distributor shows the fees paid by the predecessor portfolio that is considered the surviving entity for accounting purposes to its respective Distributor.

                            Former Stagecoach Funds

     Stephens was also the Distributor for the predecessor Stagecoach Funds. For the year ended September 30, 1999, Stephens received the following fees for distribution-related services, as set forth below, under each Fund's Rule 12b-1 Plan.

          Fund                          Total
          ----                          -----
          Equity Index
            Class B                    $319,991

          Equity Value
            Class B                    $542,815
            Class C                    $  8,683

          Fund                          Total
          ----                          -----
          Growth
            Class B                    $421,534
          International Equity
            Class A                    $ 27,460
            Class B                    $266,018
            Class C                    $  2,539
          Small Cap Growth
            Class A                    $  8,530
            Class B                    $115,809
            Class C                    $ 10,995

                             Former Norwest Funds

     Forum was the Distributor for the predecessor Norwest Funds. For the four-month period ended September 30, 1999, Forum received the following fees for distribution-related services, as set forth below, under each Fund's Rule 12b-1 Plan.

                                                       Printing/     Comp. to
Fund                          Total      Advertising    Mailing     Underwriter
----                          -----      -----------    -------     -----------
Diversified Equity

  Class B                    $389,116      $389,116        $0           N/A
  Class C                    $  3,212      $  3,212       N/A           N/A

Diversified Small Cap
  Class A                    $    485      $    485       N/A           N/A
  Class B                    $  1,895      $  1,895       N/A           N/A

Equity Income
  Class B                    $390,602      $390,602        $0           N/A
  Class C                    $  1,509      $  1,509       N/A           N/A

Growth Equity
  Class B                    $ 65,831      $ 65,831        $0           N/A
  Class C                    $    549      $    549        $0           N/A

International
  Class B                    $ 20,211      $ 20,211        $0           N/A

Large Company Growth
  Class A                    $ 66,648      $ 66,648       N/A           N/A

  Class B                  $623,089     $623,089          N/A           N/A
  Class C                     N/A          N/A            N/A           N/A

Small Cap Opportunities
  Class B                  $ 14,184     $ 14,184           $0           N/A

     For the twelve-month period ended May 31, 1999, Forum received the following fees for distribution-related services, as set forth below.

                                                       Printing/     Comp. to
Fund                          Total      Advertising    Mailing     Underwriter
----                          -----      -----------    -------     -----------
Diversified Equity
  Class B                  $954,051        $954,051        $0           N/A
  Class C                  $  1,246        $  1,246       N/A           N/A

Diversified Small Cap
  Class A                  $  1,222        $  1,222        $0           N/A
  Class B                  $  1,800        $  1,800        $0           N/A

Equity Income
  Class B                  $836,884        $836,884        $0           N/A
  Class C                  $  1,509        $  1,509       N/A           N/A

Growth Equity
  Class B                  $175,451        $175,451        $0           N/A
  Class C                  $    204        $    204        $0           N/A

International
  Class B                  $ 20,211        $ 20,211        $0           N/A

Large Company Growth
  Class A                  $ 75,523        $ 75,523        $0           N/A
  Class B                  $406,848        $406,848        $0           N/A

Small Cap Opportunities
  Class B                  $ 48,792        $ 48,792        $0

     General.  The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Plan requires that the Treasurer of Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Trustees has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     Shareholder Servicing Agent.  The Funds have approved a Servicing Plan and
     ---------------------------
have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund as indicated below on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan and Agreements are shown below. The Servicing Plan and related Shareholder Servicing Agreements were approved by the Trust's Board of Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

Fund                                    Fee
----                                    ---
Disciplined Growth
   Institutional                        N/A

Fund                                                   Fee
----                                                   ---

Diversified Equity
  Class A                                             0.25%
  Class B                                             0.25%
  Class C                                             0.25%
  Institutional Class                                  N/A

Diversified Small Cap
  Class A                                             0.25%
  Class B                                             0.25%
  Institutional Class                                 0.10%

Equity Income
  Class A                                             0.25%
  Class B                                             0.25%
  Class C                                             0.25%
  Institutional Class                                  N/A

Equity Index
  Class A                                             0.25%
  Class B                                             0.25%
  Class O                                             0.20%

Equity Value
  Class A                                             0.25%
  Class B                                             0.25%
  Class C                                             0.25%
  Institutional Class                                  N/A

Growth
  Class A                                             0.25%
  Class B                                             0.25%
  Institutional Class                                  N/A

Growth Equity
  Class A                                             0.25%
  Class B                                             0.25%
  Institutional Class                                  N/A

Index
  Institutional Class                                  N/A

Fund                                                   Fee
----                                                   ---

International
  Class A                                             0.25%
  Class B                                             0.25%
  Institutional Class                                  N/A

International Equity
  Class A                                             0.25%
  Class B                                             0.25%
  Class C                                              N/A
  Institutional Class

Large Company Growth
  Class A                                             0.25%
  Class B                                             0.25%
  Class C                                             0.25%
  Institutional Class                                  N/A

Small Cap Growth
  Class A                                             0.25%
  Class B                                             0.25%
  Class C                                             0.25%
  Institutional Class                                 0.10%

Small Cap Opportunities
  Class A                                             0.25%
  Class B                                             0.25%
  Institutional Class                                 0.10%

Small Cap Value
  Institutional Class                                 0.10%

Small Company Growth
  Institutional Class                                 0.10%

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Trustees of the Trust, and the Non-Interested Trustees. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board of Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     Custodian.  Norwest Bank Minnesota, N.A. ("Norwest Bank"), located at
     ---------
Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund except for the International Equity Fund for which Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, Boston, Massachusetts 02116, acts as custodian. The custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as custodian, Norwest Bank is entitled to receive 0.02% of the average daily net assets of each Fund except the Gateway Funds. The Gateways Funds are not charged a custody fee at the Gateway level, provided that they remain Gateway Funds and Norwest Bank receives custodial fees for the Core Trust Portfolios. With respect to the International Equity Fund, IBT is entitled to receive a domestic custody fee of 0.01% of the average daily net assets of the Fund and transaction fees and basis point fees depending on the county in which the foreign assets are held.

     Fund Accountant.  Forum Accounting Services, LLC ("Forum Accounting"),
     ---------------
located at Two Portland Square, Portland, Maine 04101, serves as Fund Accountant for the Funds except for the Equity Index, Equity Value and International Equity Funds for which Wells Fargo Bank serves as Fund Accountant. Forum Accounting served as Fund Accountant for the predecessor Norwest Funds whereas Wells Fargo served as Fund Accountant for the predecessor Stagecoach Funds. In order to ensure an orderly fund accounting transition to Forum Accounting for all the Funds, Wells Fargo will continue to serve as Fund Accountant for the Funds mentioned above during a transition period. It is anticipated that the transition period will last until April 1, 2000, by which time Forum Accounting will be serving as Fund Accountant for all of the Funds.

     If the conversion to Forum Accounting does not occur on or before April 1, 2000, Wells Fargo Bank will continue to serve as Fund Accountant until the conversion occurs, but not longer than one year from November 8, 1999, at which time it is anticipated that Forum Accounting will serve as Fund Accountant for the Funds. Wells Fargo Bank is entitled to receive the same fees as Norwest Bank.

     For their services as Fund Accountant, Forum Accounting and Wells Fargo Bank each are entitled to receive a monthly base fee per Fund ranging from $2,000 for gateway Funds up to $5,833 for Funds with significant holdings of asset-backed securities. In addition, each Fund pays a monthly fee of $1,000 per class. Forum Accounting and Wells Fargo Bank are also each entitled to receive a fee equal to 0.0025% of the average annual daily net assets of each Fund (excluding the net assets invested in core portfolios of Core Trust which pays Forum Accounting a similar fee).

     Transfer and Dividend Disbursing Agent.  Boston Financial Data Services,
     --------------------------------------
Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex base fee from all the Funds of the Trust, Wells Fargo Core Trust and Wells Fargo Variable Trust.

     Underwriting Commissions.  Stephens serves as the principal underwriter
     ------------------------
distributing securities of the Funds on a continuous basis. Stephens served as principal underwriter of the Stagecoach predecessor portfolios whereas Forum served as underwriter of the predecessor Norwest portfolios. The information shown below regarding underwriting commissions paid for the last three fiscal years reflects the amounts paid by the predecessor Stagecoach Fund family and Norwest Fund family.

     For the periods indicated below, the aggregate dollar amount of underwriting commissions paid to Stephens by the predecessor Stagecoach Fund family and the amounts retained by Stephens are as follows:

       Period-Ended              Period-Ended             Period-Ended
         9/30/99                   9/30/98                  9/30/97
         -------                   -------                  -------

    Paid       Retained       Paid       Retained       Paid      Retained
    ----       --------       ----       --------       ----      --------
 $6,214,051   $2,289,826   $6,146,848   $1,684,758   $4,527,472   $508,825

     For the year ended September 30, 1999, Wells Fargo Securities Inc., an affiliated broker-dealer of the Trust, retained $2,324,394.93.

     For the periods indicated below, the aggregate dollar amount of underwriting commissions paid to Forum by the predecessor Norwest Funds and the amounts retained by Forum are as follows:

                                 Four-Month
                                Period Ended             Year Ended                 Year Ended                Year Ended
                                  9/30/99                 5/31/99                     5/31/98                  5/31/97
                                ------------             ----------                 ----------                ----------

                              Paid      Retained      Paid       Retained        Paid       Retained        Paid      Retained
                              ----      --------      ----       --------        ----       --------        ----      --------
Diversified Equity
     Class A              $   25,774   $       0    $  611,000   $       0    $  853,000      $70,000      $485,324     $ 8,286
Diversified Small
  Cap
     Class A              $      129   $       0    $   10,000   $       0           N/A          N/A           N/A         N/A

Equity Income
     Class A              $   61,198   $       0    $  720,000   $  44,000    $  692,000      $69,000      $320,385     $ 1,121

Growth Equity
     Class A              $    1,926   $       0    $   66,000   $   4,000    $  173,000      $17,000      $175,495     $ 5,347

International
     Class A              $      697   $       0    $   15,000   $   1,000    $   12,000      $ 1,000      $  8,728     $   874

Large Company
  Growth
     Class A              $   91,235   $       0    $2,227,000   $ 142,000           N/A          N/A           N/A         N/A

Small Cap
  Opportunity
     Class A              $      997   $       0    $   21,000   $       0    $  148,000      $12,000      $ 11,604     $ 1,178

Small Company
  Growth
     Class A              $        0   $       0    $   23,000   $   2,000    $   28,000      $ 3,000      $ 23,419     $ 2,335

     For the year ended May 31, 1999, Norwest Investment Services, Inc. received $4,049,102.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds. Annual and Semi-Annual Reports for the Funds may contain additional performance information, and are available free of charge upon request.

     Average Annual Total Return:  The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.

                             Former Norwest Funds

  Average Annual Total Return for the Twelve-Month Period Ended September 30,
  ---------------------------------------------------------------------------
                                    1999/1/
                                    -------

                                                         Ten     Five     One
                                           Inception/2/  Year    Year     Year
                                           -----------  ------  ------  --------
Disciplined Growth
  Institutional                                8.52%      N/A     N/A      9.29%

Diversified Equity
  Class A                                     16.67%    15.75%  19.81%     8.46%
  Class B                                     16.45%    15.58%  20.25%    10.24%
  Class C                                       N/A       N/A     N/A       N/A
  Institutional Class                         17.33%    16.44%  21.24%    15.08%

Diversified Small Cap
  Class A                                    (11.04)%     N/A     N/A    (19.42)%
  Class B                                    (10.39)%     N/A     N/A    (18.35)%
  Institutional Class                         (7.25)%     N/A     N/A    (14.54)%

Equity Income
  Class A                                     16.76%    15.98%  21.13%     8.15%
  Class B                                     16.57%    15.80%  22.59%     9.90%
  Class C                                     16.56%    15.80%  22.65%    13.79%
  Institutional Class                         17.44%    16.67%  23.58%    14.75%

                                                             Ten     Five     One
                                             Inception/2/    Year    Year     Year
                                             ------------   ------  ------  --------
Growth Equity
  Class A                                       15.09%       14.88%  15.35%     1.39%
  Class B                                       14.93%       14.70%  15.75%     2.78%
  Class C                                       15.01%       14.79%  16.04%     7.63%
  Institutional Class                           15.77%       15.55%  16.72%     7.60%

Index
  Institutional Class                           16.02%       17.45%  25.24%    20.57%

International
  Class A                                        7.35%        8.27%   6.57%    (7.03)%
  Class B                                        7.01%        8.02%   6.71%    (5.90)%
  Institutional Class                            7.81%        8.83%   7.67%    (1.32)%

Large Company Growth
  Class A                                       17.05%       19.73%  26.36%    31.80%
  Class B                                       16.61%       19.57%  26.89%    35.02%
  Institutional Class                           17.48%       20.45%  27.89%    39.96%

Small Cap Opportunities
  Class A                                       15.83%         N/A   15.74%   (18.03)%
  Class B                                       16.06%         N/A   16.14%   (17.19)%
  Institutional Class                           17.03%         N/A   17.13%   (13.02)%

Small Cap Value
  Institutional Class                          (12.50)%        N/A     N/A    (20.77)%

Small Company Growth
  Institutional Class                           16.26%       16.97%  14.67%   (10.72)%

_______________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is as stated in the "Historical Fund Information" section. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

                            Former Stagecoach Funds

     Average Annual Total Return as of September 30, 1999/1/
     -------------------------------------------------------

                                                     Ten     Five    One
                                       Inception/2/  Year    Year    Year
                                       ------------ ------  ------  -------
Equity Index
  Class A                                  15.64%   14.98%  22.38%  19.53%
  Class B                                  15.31%   14.95%  22.91%  20.86%
  Class O                                    N/A      N/A     N/A     N/A

Equity Value
  Class A                                  11.88%     N/A   12.25%  (1.66%)
  Class B                                  11.88%     N/A   12.65%  (1.10%)
  Class C                                  11.87%     N/A   12.89%   2.73%
  Institutional Class                      12.71%     N/A   13.78%   4.51%

Growth
  Class A                                  15.55%     N/A   18.93%  22.09%
  Class B                                  15.58%     N/A   19.42%  23.68%
  Institutional Class                      16.32%     N/A   20.38%  29.69%

International Equity
  Class A                                   9.34%     N/A     N/A   27.90%
  Class B                                  10.54%     N/A     N/A   29.84%
  Class C                                  11.88%     N/A     N/A   33.84%
  Institutional Class                        N/A      N/A     N/A     N/A

Small Cap Growth
  Class A                                  23.67%     N/A     N/A   49.67%
  Class B                                  24.19%     N/A     N/A   52.66%
  Class C                                  24.36%     N/A     N/A   56.69%
  Institutional Class                      26.21%     N/A     N/A   59.98%

_______________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is as stated in the "Historical Fund Information" section. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

     Cumulative Total Return:  In addition to the above performance information,
     -----------------------
each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all

Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

                             Former Norwest Funds

              Cumulative Total Return as of September 30, 1999/1/
              ---------------------------------------------------

                                                                        Ten     Five     Three
                                                         Inception/2/  Year     Year     Year
                                                         ------------ -------  -------  -------
Disciplined Growth
  Institutional                                               14.21%     N/A      N/A      N/A

Diversified Equity
  Class A                                                    425.34%  289.88%   19.00%   61.24%
  Class B                                                    384.23%  283.99%   19.33%   64.25%
  Class C                                                    386.45%  285.05%   19.59%   67.70%
  Institutional Class                                        425.35%  313.57%  153.11%   71.04%

Diversified Small Cap
  Class A                                                     (9.88)%    N/A      N/A      N/A
  Class B                                                    (10.80)%    N/A      N/A      N/A
  Institutional Class                                         (9.80)%    N/A      N/A      N/A

Equity Income
  Class A                                                    391.40%  293.56%   19.89%   58.19%
  Class B                                                    354.38%  287.79%   20.23%   61.82%
  Class C                                                    354.11%  287.21%   20.40%   64.69%
  Institutional Class                                        391.30%  317.48%  162.76%   68.57%

Growth Equity
  Class A                                                    345.48%  264.59%   15.18%   44.38%
  Class B                                                    312.58%  259.20%   15.46%   46.72%
  Class C                                                    339.75%  261.75%   15.85%   50.87%
  Institutional Class                                        345.48%  286.73%  115.00%   53.14%

Index
  Institutional Class                                        518.79%  351.67%  197.83%   94.17%

International
  Class A                                                    155.51%   94.90%    6.97%   18.58%
  Class B                                                    131.37%   90.31%    6.96%   20.02%
  Institutional Class                                        153.56%  105.13%   47.43%   25.80%

                                                                        Ten      Five     Three
                                                         Inception/2/   Year     Year     Year
                                                         ------------  -------  -------  -------
Large Company Growth
  Class A                                                  1,303.44%   453.01%   25.93%   106.07%
  Class B                                                  1,140.96%   446.28%   26.40%   111.37%
  Institutional Class                                      1,305.44%   487.85%  236.60%   119.05%

Small Cap Opportunities
  Class A                                                    149.97%      N/A    15.09%    14.29%
  Class B                                                    138.61%      N/A    15.36%    15.49%
  Institutional Class                                        149.96%      N/A   114.27%    21.26%

Small Cap Value
  Institutional Class                                        (14.80)%     N/A      N/A       N/A

Small Company Growth                                       1,068.66%   334.16%   87.14%    15.68%
  Institutional Class

_______________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is as stated in the "Historical Fund Information" section. The actual inception date of each Class may differ from the inception date of the corresponding Fund.


                            Former Stagecoach Funds

               Cumulative Total Return as of September 30, 1999/1/
               ---------------------------------------------------

                                                          Five        Three
                                        Inception/2/      Year        Year
                                        ------------      ----        -----
Equity Index
  Class A                                  874.60%      174.50%       79.71%
  Class B                                  831.85%      180.53%       83.68%
  Class O

Equity Value
  Class A                                  182.55%       78.20%       33.38%
  Class B                                  182.38%       81.43%       35.87%
  Class C                                  182.32%       83.34%       38.84%
  Institutional Class                      202.47%       90.71%       42.14%

                                                          Five        Three
                                        Inception/2/      Year        Year
                                        ------------      ----        -----
Growth
  Class A                                 276.15%        137.97%      64.78%
  Class B                                 277.01%        142.87%      68.12%
  Institutional Class                     299.64%        152.82%      75.36%

International Equity
  Class A                                  19.72%           N/A         N/A
  Class B                                  22.40%           N/A         N/A
  Class C                                  25.40%           N/A         N/A
  Institutional Class                         N/A           N/A         N/A

Small Cap Growth
  Class A                                 184.16%           N/A       29.70%
  Class B                                 190.15%           N/A       31.86%
  Class C                                 192.04%           N/A       34.81%
  Institutional Class                     214.10%           N/A       39.91%

_______________

/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is as stated in the "Historical Fund Information" section. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Trust may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA

Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare the Fund's performance with other investments which are assigned ratings by NRROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Wells Fargo Funds Trust Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Wells Fargo Funds Trust Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Trust also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly "Wells Fargo Investment Management"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Trust may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment advisor. The Trust may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of June 30, 1999, Wells Fargo Bank and its affiliates managed over $131 billion in assets.

     The Trust also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

     The Trust also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m. (Pacific time), 3:00 p.m. (Central time), 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including Advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. If the values reported on a foreign exchange are materially affected by events occurring after the close of the foreign exchange, assets may be valued by a method that the Board of Trustees believes accurately reflects fair value. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Trust's Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees and in accordance with procedures adopted by the Trustees.

     For the International Equity and International Funds, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board of Trustees, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that a Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and
(iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds reserve the right to reject any purchase orders, and may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

The dealer reallowance for Class A shares is as follows:

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                              FRONT-END SALES            FRONT-END SALES                DEALER
                                CHARGE AS %                CHARGE AS %                ALLOWANCE
         AMOUNT                  OF PUBLIC                OF NET AMOUNT             AS % OF PUBLIC
      OF PURCHASE              OFFERING PRICE               INVESTED                OFFERING PRICE
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Less than $50,000                  5.75%                      6.10%                     5.00%
------------------------------------------------------------------------------------------------------
$50,000 to $99,999                 4.75%                      4.99%                     4.00%
------------------------------------------------------------------------------------------------------
$100,000 to $249,999               3.75%                      3.90%                     3.00%
------------------------------------------------------------------------------------------------------
$250,000 to $499,999               2.75%                      2.83%                     2.25%
------------------------------------------------------------------------------------------------------
$500,000 to $999,999               2.00%                      2.04%                     1.75%
------------------------------------------------------------------------------------------------------
$1,000,000 and over/1/             0.00%                      0.00%                     1.00%
------------------------------------------------------------------------------------------------------

/1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

     Purchases and Redemptions Through Brokers and/or Their Affiliates.  A
     ------------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectus in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders.  No contingent deferred sales charge is imposed on redemptions of
------------
Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

                            PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of a Fund, Wells Fargo Bank is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Wells Fargo Bank will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

     Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds. For the fiscal year ended September 30, 1999, the Advisor directed transactions in the aggregate amount of $1,979,758,185 and paid total commissions in the amount of $2,080,381.

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance.

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; Advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of a Funds, on a transactional basis, or on such other basis as the Trust's Board of Trustees deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus of each Fund generally describes the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     General.  The Trust intends to continue to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied separately to each Fund, rather than to the Trust as a whole. In addition, capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gain distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (including, for this purpose, net short-term capital gain) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

     The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

     Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse Federal income tax impact.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

     Foreign Taxes.  Income and dividends received by a Fund from sources within
     -------------
foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. Only the International Equity Fund and International Fund expect to qualify for the election. However, even if a Fund qualifies for the election, foreign taxes will only pass-through to a Fund shareholder if (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund distributions corresponding with the pass-through of the foreign taxes paid by the Fund, and (ii) with respect to foreign source dividends received by the Fund on shares giving rise to foreign tax, the Fund holds the shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend.

     An individual with $300 or less of creditable foreign taxes generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Trust may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust also could subject the investor to penalties imposed by the IRS.

     Foreign Shareholders.  Under the Code, distributions attributable to net
     --------------------
investment income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Capital gain distributions generally are not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to federal income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Corporate Shareholders.  Corporate shareholders of the Funds may be
     ----------------------
eligible for the dividends-received deduction on dividends distributed out of a Fund's income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

     Tax-Deferred Plan.  The shares of the Funds are available for a variety of
     -----------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local or foreign taxes.


                                 CAPITAL STOCK

     The Funds are sixteen of the funds of the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware business trust on March 10, 1999.

     Most of the Trust's Funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust's Funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of the Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other Funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by Series, except where voting by a Series is required by law or where the matter involved only affects one Series. For example, a change in a Funds' fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory contract, since it only affects one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in a Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of January 11, 2000 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                      5% OWNERSHIP AS OF JANUARY 11, 2000

                                        Name and                      Type of          Percentage
         Fund                           Address                      Ownership          of Class
         ----                           -------                      ---------          --------
Disciplined Growth      Virg. & Co.                                                      53.94%
 Class                  P.O. Box 9800
  Institutional         Calabasas, CA  91372-0800

                        Dentru & Co.                                                     23.71%
                        Non-Discretionary Cash
                        1740 Broadway MS 8751
                        Denver, CO  80274-0001

                        Seret & Co.                                                       8.50%
                        Discretionary Reinvest
                        1740 Broadway MS 8751
                        Denver, CO  80274-0001

                                        Name and                       Type of             Percentage
         Fund                           Address                       Ownership             of Class
         ----                           -------                       ---------             --------
Diversified Equity
  Class A               N/A
  Class B               N/A
  Class C               Pacific Aviation Logistics, Inc.                                    31.64%
                        c/o Beth Ward
                        774 Marys Boulevard
                        Suite 10
                        Incline VLG, NV  89451-9613

                        Emjayco                                                             12.14%
                        Omnibus Account
                        17909 P.O. Box
                        Milwaukee, WI  53217-0909

                        Norwest Investment Services Inc.                                    23.59%
                        FBO 711881301
                        Northstar Building East - 9th Floor
                        608 Second Avenue South
                        Minneapolis, MN  554790162

  Institutional Class   EMSEG & Co.                                                         82.24%
                        Diversified Equity 1
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN  55485-1450

                        Kiwils & Co.                                                         5.75%
                        1740 Broadway MN 8676
                        Denver, CO  80274-0001

Diversified Small Cap
  Class A               Norwest Wealthbuilder                                               58.78%
                        Reinvest Account
                        733 Marquette Avenue
                        Minneapolis, MN  55402-2309

                        Dean Witter for the Benefit of                                       5.64%
                        Chang Lee
                        P.O. Box 250
                        Church Street Station
                        New York, NY  10008-0250


  Class B               N/A

  Institutional Class   EMSEG & Co.                                                         64.80%
                        Diversified Small Cap Fund 1
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN  55485-1450

                                        Name and                       Type of             Percentage
         Fund                           Address                       Ownership             of Class
         ----                           -------                       ---------             --------
                        EMSEG & Co.                                                           7.82%
                        Diversified Small Cap Fund 1
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN  55485-1450

                        EMSEG & Co.                                                           7.71%
                        Diversified Small Cap Fund 1
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN  55485-1450

                        Dentru & Co.                                                          6.30%
                        1740 Broadway Mail 8676
                        Denver, CO  80274-0001

Equity Income
  Class A               Investor Services Group                                              19.39%
                        FBO Wells Fargo/Portfolio Advisor
                        Customer
                        211 South Gulph Road
                        King of Prussia, PA  19406-3101

                        Wells Fargo Bank                                                     14.20%
                        FBO Retirement Plans Omnibus
                        P.O. Box 63015
                        San Francisco, CA  94163-0001

  Class B               N/A

  Class C               Emjayco                                                              17.71%
                        Onmibus Account
                        17909 P.O. Box
                        Milwaukee, WI  53217-0909

                        Dean Witter Reynolds Inc. C/F                                         6.35%
                        Ida R. Lester
                        P.O. Box 250
                        Church Street Station
                        New York, NY 10008-0250

                        Dean Witter for the Benefit of                                        5.13%
                        Stephen T. & Nancy Newman TTEES
                        P.O. Box 250
                        Church Street Station
                        New York, NY  10008-0250

                                        Name and                       Type of             Percentage
         Fund                           Address                       Ownership             of Class
         ----                           -------                       ---------             --------
   Institutional Class   EMSEG & Co.                                                         35.21%
                         Income Equity 1
                         c/o Mutual Fund Processing
                         P.O. Box 1450 NW 8477
                         Minneapolis, MN  55485-1450

                         EMSEG & Co.                                                         23.95%
                         Income Equity 1
                         c/o Mutual Fund Processing
                         P.O. Box 1450 NW 8477
                         Minneapolis, MN  55485-1450

                         EMSEG & Co.                                                         22.37%
                         Income Equity 1
                         c/o Mutual Fund Processing
                         P.O. Box 1450 NW 8477
                         Minneapolis, MN  55485-1450

                         Dentru & Co.                                                         8.70%
                         1740 Broadway Mail 8676
                         Denver, CO  80274-0001

  Equity Index
   Class A               Wells Fargo Bank                                                    80.40%
                         FBO Retirement Plans Omnibus
                         P.O. Box 63015
                         San Francisco, CA  94163-0001

   Class B               N/A

   Class O               N/A

 Equity Value
   Class A               Wells Fargo Bank                                                    13.72%
                         FBO Retirement Plans Omnibus
                         P.O. Box 63015
                         San Francisco, CA  94163-0001

   Class B               N/A

   Class C              Dean Witter For The Benefit Of                                      16.77%
                        John T. Douglas, Jr. TTEE
                        P.O. Box 250 Church Street Station
                        New York, NY  10008-0250

                        Dean Witter Reynolds Cust. For                                      13.09%
                        Steve Tognoli
                        P.O. Box 250 Church Street Station
                        New York, NY  10008-0250

                                        Name and                       Type of             Percentage
         Fund                           Address                       Ownership             of Class
         ----                           -------                       ---------             --------
                        Dean Witter For The Benefit Of                                        5.40%
                        Yoon-Kwong Lee
                        P.O. Box 250 Church Street Station
                        New York, NY  10008-0250

                        Dean Witter Reynolds Cust. For                                        6.49%
                        William C. Barrette
                        P.O. Box 250 Church Street Station
                        New York, NY  10008-0250

                        Dean Witter Reynolds Inc. C/F                                         5.90%
                        Thomas J. Perlite
                        P.O. Box 250 Church Street Station
                        New York, NY  10008-0250

                        Dean Witter For The Benefit Of                                        5.74%
                        Wells Fargo QRP Custodian FBO
                        P.O. Box 250 Church Street Station
                        New York, NY  10008-0250

  Institutional Class   DIM & Co.                                                            39.08%
                        Attn:  MF Dept. A88-4
                        P.O. Box 9800
                        Calabasas, CA  91372-0800

                        EMSEG & Co.                                                          16.21%
                        Stagecoach Equity Value CLI
                        C/O Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN  55485-1450

                        HEP & Co.                                                            20.38%
                        Attn:  MF Dept. A88-4
                        P.O. Box 9800 MAC 9139-027
                        Calabasas, CA  91372-0800

                        Virg. & Co.                                                          12.96%
                        Attn:  MF Dept. A88-4
                        P.O. Box 9800
                        Calabasas, CA  91372-0800

Growth Fund
  Class A               Wells Fargo Bank                                                     50.45%
                        FBO Retirement Plans Omnibus
                        P.O. Box 63015
                        San Francisco, CA  94163-0001

                                        Name and                       Type of             Percentage
         Fund                           Address                       Ownership             of Class
         ----                           -------                       ---------             --------
                        Investor Services Group                                              17.06%
                        FBO Wells Fargo/Portfolio Advisor
                        Customer
                        211 South Gulph Road
                        King of Prussia, PA  19406-3101

  Class B               N/A

  Institutional Class   EMSEG & Co.                                                          28.82%
                        ValueGrowth Stock Fund 1
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN  55485-1450

                        EMSEG & Co.                                                          15.35%
                        ValueGrowth Stock Fund 1
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN  55485-1450

                        Dentru & Co.                                                          6.91%
                        Non-Discretionary Cash
                        1740 Broadway Mail 8676
                        Denver, CO  80274-0001

                        HEP & Co.                                                            20.92%
                        Attn:  MF Dept. A88-4
                        P.O. Box 9800 MAC 9139-027
                        Calabasas, CA  91372-0800

                        Virg. & Co.                                                          12.67%
                        Mutual Funds MAC 2141-028
                        P.O. Box 9800
                        Calabasas, CA  91372-0800

                        EMSEG & Co.                                                           7.24%
                        Valuegrowth Stock Fund I
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN  55485-1450

Growth Equity Fund
  Class A               Norwest Wealthbuilder                                                14.34%
                        Reinvest Account
                        733 Marquette Avenue
                        Minneapolis, MN  55402-2309

  Class B               N/A

                              Name and                                   Type of             Percentage
     Fund                     Address                                   Ownership             of Class
     ----                     -------                                   ---------             --------
  Class C               Emjayco                                                                86.61%
                        Omnibus Account
                        17909 P.O. Box
                        Milwaukee, WI 53217-0909

                        Norwest Investment Services, Inc.                                       7.08%
                        FBO 707211391
                        Northstar Building East - 9th Floor
                        608 Second Avenue South
                        Minneapolis, MN 55402-1916

  Institutional Class   EMSEG & Co.                                                            87.96%
                        Growth Equity 1
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450
Index Fund
  Institutional Class   EMSEG & Co.                                                            69.30%
                        Index Fund 1
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

                        EMSEG & Co.                                                             8.79%
                        Index Fund 1
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

International Fund
  Class A               Norwest Wealthbuilder                                                  18.04%
                        Reinvest Account
                        733 Marquette Avenue
                        Minneapolis, MN 55402-2309

                        Norwest Investment Services, Inc.                                      17.09%
                        FBO 710787451
                        Northstar Building East - 9th Floor
                        608 Second Avenue South
                        Minneapolis, MN 55479-016

  Class B               Norwest Investment Services Inc.                                        5.43%
                        FBO 012957081
                        Northstar Building East - 8th Floor
                        608 Second Avenue South
                        Minneapolis, MN 55402-1916

                              Name and                                   Type of             Percentage
     Fund                     Address                                   Ownership             of Class
     ----                     -------                                   ---------             --------
  Institutional Class   EMSEG & Co.                                                            70.89%
                        International Fund 1
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

                        EMSEG & Co.                                                             9.67%
                        International Fund 1
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

                        Dentru & Co.                                                            7.96%
                        1740 Broadway Mail 8676
                        Denver, CO 80274-0001

International Equity    Virg. & Co.                                                            25.90%
  Fund                  c/o Wells Fargo Bank
  Class A               P.O. Box 9800 MAC 9139-027
                        Calabasas, CA 91372-0800

                        US Trust Company                                                       18.33%
                        FBO Comm Foundation Silicon Valley
                        4380 SW Macadam Avenue Ste. 450
                        Portland, OR 97201-6407

                        DIM & Co.                                                               5.37%
                        Attn: MF Dept. A88-4
                        P.O. Box 9800
                        Calabasas, CA 91372-0800

  Class B               N/A

  Class C               Dean Witter For The Benefit Of                                         16.71%
                        Lois Levine Mundie
                        P.O. Box 250 Church Street Station
                        New York, NY 10008-0250

                        Dean Witter For The Benefit Of                                         13.93%
                        Maureen O'Sullivan TTE FBO The
                        P.O. Box 250 Church Street Station
                        New York, NY 10008-0250

                        Dean Witter For The Benefit Of                                          5.95%
                        Janice M. Ehly &
                        P.O. Box 250 Church Street Station
                        New York, NY 10008-0250

                              Name and                                   Type of             Percentage
     Fund                     Address                                   Ownership             of Class
     ----                     -------                                   ---------             --------
                        Dean Witter For The Benefit Of                                          5.12%
                        William C. Barrette
                        P.O. Box 250 Church Street Station
                        New York, NY 10008-0250

                        Dean Witter Reynolds, Inc. C/F                                         10.61%
                        Ida R. Lester
                        P.O. Box 250
                        Church Street Station
                        New York, NY 10008-0250

  Institutional Class   EMSEG & Co.                                                            45.27%
                        Wells Fargo Int. Equity Fund CLI
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

                        EMSEG & Co.                                                            15.99%
                        Wells Fargo Int. Equity Fund CLI
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

                        EMSEG & Co.                                                            13.93%
                        Wells Fargo Int. Equity Fund CLI
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

                        Virg. & Co.                                                             9.52%
                        P.O. Box 9800
                        Calabasas, CA 91372-0800

                        Hep. & Co.                                                              6.71%
                        c/o Wells Fargo Bank
                        P.O. Box 9800 MAC 9139-027
                        Calabasas, CA 91372-0800

Large Company Growth
  Fund
  Class A               Merrill Lynch Trust Co. TTEE                                           46.26%
                        FBO Qualified Retirement Plans
                        Attn: Philb Kolb
                        265 Davidson Avenue 4th Floor
                        Somerset, NJ 08873-4120

  Class B               N/A

                              Name and                                   Type of             Percentage
     Fund                     Address                                   Ownership             of Class
     ----                     -------                                   ---------             --------
  Class C               Dean Witter Reynolds, Inc. C/F                                          8.52%
                        Ida R. Lester
                        P.O. Box 250
                        Church Street Station
                        New York, NY 10008-0250

                        Dean Witter Reynolds Custody for                                        7.59%
                        Don R. Burnett
                        P.O. Box 250
                        Church Street Station
                        New York, NY 10008-0250

                        Dean Witter for the Benefit of                                          7.58%
                        Stephen T. & Nancy Newman TTEES
                        P.O. Box 250
                        Church Street Station
                        New York, NY 10008-0250

                        Dean Witter for the Benefit of                                          7.23%
                        Linda Gray Trustee
                        P.O. Box 250
                        Church Street Station
                        New York, NY 10008-0250

                        Norwest Investment Services, Inc.                                       6.80%
                        FBO 703505091
                        Northstar Building East - 9th Floor
                        608 Second Avenue South
                        Minneapolis, MN 55479-0162

                        Dean Witter for the Benefit of                                          5.94%
                        Ivan N. Bach
                        P.O. Box 250
                        Church Street Station
                        New York, NY 10008-0250

                        Dean Witter for the Benefit of                                          5.39%
                        James R. Bradshaw TTEE FBO Bank
                        P.O. Box 250
                        Church Street Station
                        New York, NY 10008-0250

  Institutional Class   EMSEG & Co.                                                            62.27%
                        Large Company Growth 1
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

                              Name and                                   Type of             Percentage
     Fund                     Address                                   Ownership             of Class
     ----                     -------                                   ---------             --------
                        EMSEG & Co.                                                             9.93%
                        Large Company Growth 1
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

                        Virg. & Co.                                                             5.46%
                        P.O. Box 9800
                        Calabasas, CA 91372-0800

                        EMSEG & Co.                                                             6.29%
                        Large Company Growth 1
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

Small Cap Growth Fund
  Class A               Investor Services Group                                                23.07%
                        FBO Wells Fargo/Portfolio Advisor
                        Customer
                        211 South Gulph Road
                        King of Prussia, PA 19406-3101
                                                                                               21.72%
                        Wells Fargo Bank
                        FBO Retirement Plans Omnibus
                        P.O. Box 63015
                        San Francisco, CA 94163-0001

  Class B
                        N/A

  Class C               MLPF&S For  The Sole Benefit of its                                    43.08%
                        Customers
                        Attn:  Mutual Fund Administration
                        4800 Deer Lake Drive East 3rd Floor
                        Jacksonville, FL 32246-6484

  Institutional Class   EMSEG & Co.                                                            31.16%
                        Small Company Stock Fund 1
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

                        EMSEG & Co.                                                            16.93%
                        Small Company Stock Fund 1
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

                              Name and                                   Type of             Percentage
     Fund                     Address                                   Ownership             of Class
     ----                     -------                                   ---------             --------
                        The Northern Trust Co.                                                 11.63%
                        Duker Deliverance Stagecoach ?
                        A/C #26-56948
                        P.O. Box 92956
                        Chicago, IL 60675-2956

                        EMSEG & Co.                                                             8.42%
                        Stagecoach Small Cap FD CL 1
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

                        Virg & Co.                                                             10.71%
                        Attn:  MF Dept. A88-4
                        P.O. Box 9800
                        Calabasas, CA 91372-0800

                        HEP & Co.                                                               6.05%
                        Attn:  MF Dept. A88-4
                        P.O. Box 9800 MAC 9139-027
                        Calabasas, CA 91372-0800

                        Dentru & Co.                                                            5.12%
                        Non-Discretionary Cash
                        1740 Broadway Mail 8676
                        Denver, CO 80274-0001

Small Cap
 Opportunities          Wealthbuilder Growth Balance                                           18.20%
  Fund                  Class A #13357300
  Class A               c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

                              Name and                                   Type of             Percentage
     Fund                     Address                                   Ownership             of Class
     ----                     -------                                   ---------             --------
                        Wealthbuilder Growth & Income Class A                                  17.68%
                        #13357200
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

                        Wealthbuilder Growth Fund Class A                                       8.23%
                        #13357100
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

  Class B               N/A

  Institutional Class   EMSEG & Co.                                                            61.22%
                        Small Cap Opportunities Fund 1
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

                        EMSEG & Co.                                                             8.76%
                        Small Cap Opportunities Fund 1
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

                        Seret & Co.                                                             7.66%
                        Attn:  Jill Siekmeier
                        c/o Norwest Bank Colorado NA
                        1740 Broadway MS 8676
                        Denver, CO 80274-0001

                        Dentru & Co.                                                            6.31%
                        1740 Broadway Mail 8676
                        Denver, CO 80274-0001

Small Cap Value Fund
  Institutional Class   EMSEG & Co.                                                            66.10%
                        Performa Small Cap Value Fund
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

                        Dentru & Co.                                                            9.44%
                        Non-Discretionary Cash
                        1740 Broadway Mail 8676
                        Denver, CO 80274-0001

                              Name and                                   Type of             Percentage
     Fund                     Address                                   Ownership             of Class
     ----                     -------                                   ---------             --------
                        EMSEG & Co.                                                             5.75%
                        Performa Small Cap Value Fund
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

                        HEP & Co.                                                               8.01%
                        FBO Wells Fargo Bank
                        Mutual Funds MAC 2141 028
                        P.O. Box 9800
                        Calabasas, CA 91372-0800

Small Company Growth
  Fund                  EMSEG & Co.                                                            76.23%
  Institutional Class   Small Company Growth 1
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

                        EMSEG & Co.                                                            10.46%
                        Small Company Growth I
                        c/o Mutual Fund Processing
                        P.O. Box 1450 NW 8477
                        Minneapolis, MN 55485-1450

                        Vanguard Fiduciary Tr Co.                                               5.37%
                        FBO Burlington Northern
                        VM 613 Attn. Specialized Services
                        P.O. Box 2900
                        Valley Forge, PA 19482-2900

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Trust's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.

                             INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolios of investments and audited financial statements for the predecessor Stagecoach and Norwest Funds for the year or period ended September 30, 1999, are hereby incorporated by reference to the Funds' Annual Report.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds
---------------

     Moody's:  The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
     -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P:  The four highest ratings for corporate bonds are "AAA," "AA," "A" and
     ---
"BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper
--------------------------

     Moody's:  The highest rating for corporate commercial paper is "P-1"
     -------
(Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P:  The "A-1" rating for corporate commercial paper indicates that the
     ---
"degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            WELLS FARGO FUNDS TRUST
                          Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated February 1, 2000

                           LIFEPATH OPPORTUNITY FUND
                              LIFEPATH 2010 FUND
                              LIFEPATH 2020 FUND
                              LIFEPATH 2030 FUND
                              LIFEPATH 2040 FUND


               Class A, Class B, Class C and Institutional Class


    Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about five funds in the Wells Fargo Funds Trust family of funds (each, a "Fund" and collectively, the "Funds") -- the LifePath Opportunity, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund offers Class A, Class B, Class C and Institutional Class shares. This SAI relates to all such classes of shares.

    This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated February 1, 2000. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Historical Fund Information...............................................   1

Investment Policies.......................................................   1

Operation of the LifePath Funds...........................................   3

Additional Permitted Investment Activities and Associated Risks...........   4

Management................................................................  19

Performance Calculations..................................................  28

Determination of Net Asset Value..........................................  33

Additional Purchase and Redemption Information............................  33

Portfolio Transactions....................................................  35

Fund Expenses.............................................................  36

Federal Income Taxes......................................................  37

Capital Stock.............................................................  42

Other.....................................................................  46

Counsel...................................................................  47

Independent Auditors......................................................  47

Financial Information.....................................................  47

Appendix.................................................................. A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Stagecoach Trust and the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Stagecoach Trust portfolios to the Funds (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Stagecoach Trust portfolios, the Funds had only nominal assets.

     The Funds described in this SAI were created as part of the Reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or "Advisor"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Reorganization followed the merger of the advisors' parent companies.

     The LifePath Opportunity, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds (collectively, the "LifePath Funds") commenced operations on November 8, 1999, as successors to the LifePath Funds of Stagecoach Trust. The predecessor Stagecoach Trust LifePath Funds offered Class A, Class B, Class C and Institutional Class shares. The Class B shares of the LifePath Opportunity Fund commenced operations on June 30, 1998. The Class B shares of all other LifePath Funds commenced operations on March 3, 1997. Prior to June 24, 1998, the LifePath Opportunity Fund of Stagecoach Trust was named the LifePath 2000 Fund.

                              INVESTMENT POLICIES

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:


     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements, and provided further that: (x) the Asset Allocation and Index Allocation Funds reserve the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (y) the Asset Allocation Fund and the Index Allocation Fund reserve the right to concentrate in obligations of domestic banks (to the extent permitted by the U.S. Securities and Exchange Commission (the "SEC") or its staff and as such term is interpreted by the SEC or its staff);

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust or at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or in entities created under the laws of foreign countries to facilitate investment in securities in that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     General
     -------


     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

                        OPERATION OF THE LIFEPATH FUNDS
                        -------------------------------

     Each LifePath Fund seeks to achieve its investment objective by investing all of its assets in a corresponding LifePath Master Portfolio of Master Investment Portfolio ("MIP"). The LifePath Opportunity Fund invests its assets in the LifePath 2000 Master Portfolio. The Funds and other entities investing in a Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIP itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Organization and Management of the Funds" in the Prospectus for additional description of the Funds' and Master Portfolios' expenses and management.

     Each LifePath Fund may withdraw its investment in the corresponding Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such Fund and its shareholders. Upon such withdrawal, the Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment advisor to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

     The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives" and "Investment Strategies" in the Prospectus. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

     Certain policies of a Master Portfolio which are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the corresponding LifePath Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment advisor to manage the Fund's portfolio in accordance with its objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. Each Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

     The LifePath Funds contain both "strategic" and "tactical" components, with the strategic component weighted more heavily than the tactical component. The strategic component of the Funds evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each LifePath Fund as time passes. The tactical component addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each LifePath Fund without regard to horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of various asset classes.

        ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of certain investments and additional investment policies for the Funds. References to the activities of a LifePath Fund are understood to refer to the investments of the core or master portfolios in which it invests. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

     Asset-Backed Securities
     -----------------------

     The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. The investments are described under the heading "Mortgage-Related Securities."

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Bonds
     -----

     Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Borrowing
     ---------

     The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

     Convertible Securities
     ----------------------

     The Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

    The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

    While the Funds use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Funds' financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

    Derivative Securities
    ---------------------

    The Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the advisor will, consistent with the Funds' investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

    Dollar Roll Transactions
    ------------------------

    The Funds may enter into "dollar roll" transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Funds use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds obligation to repurchase the securities. The Funds will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

     Fixed-Income Securities
     -----------------------

     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities.
The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Securities rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. Securities rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by a Fund is downgraded to a rating below investment grade, such Fund may continue to hold the security until such time as the Advisor determines it to be advantageous for the Fund to sell the security.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     Foreign Securities
     ------------------

     The Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. The Funds may also invest in securities of companies located or operating in countries considered developing or to have "emerging" stock markets. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     Each Fund may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     The Funds may enter into forward currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     Forward Commitment, When-Issued and Delayed-Delivery Transactions
     -----------------------------------------------------------------

     The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transaction normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Futures Contracts and Options Transactions
     ------------------------------------------

     In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value of the relevant Fund.

     The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

     The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

     Interest-Rate and Index Swaps. The Funds may enter into interest-rate and index swaps in pursuit of its investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Loans of Portfolio Securities
     -----------------------------

     Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Advisor, or the Distributor.

     Money Market Instruments
     ------------------------

     The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by BGFA, as investment advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets;
(iii) have branches or agencies in the United States; and (iv) in the opinion of the Advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     Mortgage-Related Securities
     ---------------------------

     The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non- government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Prepayment Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security . Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Early repayment of principal on mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Collateralized Mortgage Obligations ("CMOs") and Adjustable Rate Mortgages ("ARMs"). The Funds may also invest in investment grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     The Funds each may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Funds may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly-recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The net asset value of a Funds' shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Funds sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The holder of ARMs and CMOs are also subject to repayment risk.

     The Funds will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest-rate fluctuations.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and (iii) 10% of such Fund's total assets in aggregate. Gateway Funds, whose policies are to invest some or all of their assets in the securities of one or more open-end investment companies, are excepted from these general limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Pass-Through Obligations
     ------------------------

     The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the GNMA) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as FNMA or FHLMC) or bonds collateralized by any of the foregoing.

     Privately Issued Securities
     ---------------------------

     The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The Advisor, under guidelines approved by Board of Trustees of the Company, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Repurchase Agreements.  Each Fund may enter into repurchase agreements,
     ---------------------
wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Funds' disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the Advisor.

     Reverse Repurchase Agreements
     -----------------------------

     The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

     Short-Term Corporate Debt Instruments
     -------------------------------------

     The Funds may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

     The Funds also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. The Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.

     Stripped Obligations
     ----------------------

     The Funds may purchase Treasury receipts, securities of government-sponsored enterprises (GSEs), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds will not purchase stripped mortgage-backed securities ("SMBS"). The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

     The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Funds in such participations will not exceed 5% of the value of the Funds' total assets.

     Unrated Investments
     -------------------

     The Funds may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants
     --------

     The Funds each may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities.

     Zero Coupon Bonds
     -----------------

     The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest rates that become more attractive in a falling interest rate environment.

     Nationally Recognized Ratings Organizations
     -------------------------------------------

     The ratings of Moody's, S&P, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Trustees and principal executive Officers of the Trust are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            -------------------
*Robert C. Brown, 65                   Trustee,            Director, Federal Farm Credit Banks Funding
5038 Kestral Parkway South             Secretary and       Corporation and Farm Credit System Financial
Sarasota, FL 34231                     Treasurer           Assistance Corporation since February 1993.

Donald H. Burkhardt, 70                Trustee             Principal of the Burkhardt Law Firm.
777 South Steele Street
Denver, CO 80209

Jack S. Euphrat, 77                    Trustee             Private Investor.
415 Walsh Road
Atherton, CA  94027.

Thomas S. Goho, 56                     Trustee             Business Associate Professor, Wake Forest
321 Beechcliff Court                                       University, Calloway School of Business and
Winston-Salem, NC  27104                                   Accountancy since 1994; previously Associate
                                                           Professor of Finance.

Peter G. Gordon, 56                    Trustee             Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                   Water Company and President of Crystal Geyser
55 Francisco Street, Suite 410                             Roxane Water Company since 1977.
San Francisco, CA  94133

*W. Rodney Hughes, 72                  Trustee and         Private Investor.
31 Dellwood Court                      President
San Rafael, CA  94901

Richard M. Leach, 63                   Trustee             President of Richard M. Leach Associates (a
P.O. Box 1888                                              financial consulting firm) since 1992.
New London, NH 03257

*J. Tucker Morse, 54                   Trustee             Private Investor/Real Estate Developer;
10 Legare Street                                           Chairman of Vault Holdings, LLC.
Charleston, SC  29401

Timothy J. Penny, 45                   Trustee             Senior Counselor to the public relations firm
500 North State Street                                     of Himle-Horner since January 1995 and Senior
Waseca, MN 56093                                           Fellow at the Humphrey Institute, Minneapolis,
                                                           Minnesota (a public policy organization) since
                                                           January 1995.

Donald C. Willeke                      Trustee             Principal on the law firm of Willeke & Daniels
201 Ridgewood Avenue
Minneapolis, MN 55403

     Each of the Trustees and Officers listed above act in the identical capacities for Wells Fargo Variable Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). Each Trustee receives an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also receives a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting is held absent a full Board meeting, each attending Trustee will receive a $1,000 combined fee. These fees apply equally for in-person or telephonic meetings, and Trustees are reimbursed for all out-of-pocket expenses related to attending meetings. For 1999, the Trustees will receive a pro rata share of the annual retainer, calculated from the closing date of the Reorganization. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or an other member of the Fund Complex.

     As of the date of this SAI, Trustees and Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

     Investment Advisor.  The LifePath Funds do not have an investment advisor
     ------------------
or sub-advisor at the feeder Fund level. BGFA provides investment advisory services to each LifePath Master Portfolio. As investment advisor, BGFA furnishes investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolios. BGFA furnishes to the Trust's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio. BGFA provides the Master Portfolios with, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions. For providing investment advisory services, BGFA is entitled to receive a monthly fee of 0.55% of each LifePath Master Portfolio's average daily net assets.

     LifePath Funds.  For the periods indicated below the corresponding Master
     --------------
Portfolio of each LifePath Fund paid to BGFA, the following advisory fees:

                                          Year Ended  Year Ended  Year Ended
       Master Portfolio                     2/28/99     2/28/98     2/28/97
       ----------------                   ----------  ----------  ----------
      LifePath 2000 Master Portfolio      $  630,133  $  656,142  $  689,347
      LifePath 2010 Master Portfolio      $1,236,989  $1,018,984  $  757,505
      LifePath 2020 Master Portfolio      $1,882,147  $1,572,634  $1,149,160
      LifePath 2030 Master Portfolio      $1,405,948  $1,048,151  $  714,647
      LifePath 2040 Master Portfolio      $2,472,170  $1,767,632  $1,154,337


     Administrator.  The Trust has retained Wells Fargo Bank as Administrator on
     -------------
behalf of each Fund. Under the Administration Agreement between Wells Fargo Bank and the Trust, Wells Fargo Bank shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Wells Fargo Bank also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. The Administrator is entitled to receive a fee of up to 0.15% of each Fund's average daily net assets on an annual basis.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach Trust Funds, therefore, the information shown below concerning the dollar amounts of administration fees paid shows the dollar amount of fees paid administrators by the predecessor portfolio.

     The predecessor Stagecoach Trust Funds had retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Wells Fargo Bank and Stephens were entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Wells Fargo Bank and Stephens received a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Except as described below, prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     LifePath Funds.  For the period indicated below, the LifePath Funds paid
     --------------
the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:


                                      Year Ended             Year Ended
                                        2/28/99                2/28/98
                                        -------                -------

     Fund                         Wells Fargo  Stephens  Wells Fargo  Stephens
     ----                         -----------  --------  -----------  --------
     LifePath Opportunity Fund      $ 22,853   $ 30,294     $14,649   $ 58,594
     LifePath 2010 Fund             $ 36,185   $ 47,967     $17,577   $ 70,309
     LifePath 2020 Fund             $ 66,125   $ 87,654     $32,004   $128,017
     LifePath 2030 Fund             $ 53,371   $ 70,747     $23,443   $ 93,771
     LifePath 2040 Fund             $107,988   $143,148     $45,597   $182,388

     For the periods indicated below, the LifePath Funds paid to Wells Fargo Bank the following administration and co-administration fees:

                                                         One-Month
                                                       Period Ended
                         Fund                             2/28/97
                         ----                             -------
                         LifePath Opportunity Fund        $39,834
                         LifePath 2010 Fund               $28,945
                         LifePath 2020 Fund               $46,153
                         LifePath 2030 Fund               $28,565
                         LifePath 2040 Fund               $34,460

     For the periods indicated below, the LifePath Funds paid to Stephens the following administration and co-administration fees:

                                                 Year Ended  Year Ended
               Fund                                2/28/97    2/29/96
               ----                                -------    -------
               LifePath Opportunity Fund          $ 92,243   $ 84,548
               LifePath 2010 Fund                 $ 81,180   $ 72,832
               LifePath 2020 Fund                 $135,162   $120,505
               LifePath 2030 Fund                 $ 89,938   $ 79,564
               LifePath 2040 Fund                 $164,384   $118,468

     Distributor.  Stephens Inc. ("Stephens," the "Distributor"), located at 111
     -----------
Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds. The Funds listed below have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for certain classes of their shares. The Plan was adopted by the Trust's Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Funds and Classes indicated in the table below pay Stephens a fee as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fee is based on the average daily net assets attributable to each Class.

          -------------------------------------------------------------------
               Maximum Annual 12b-1 Fee as a Percentage of Net Assets

          -------------------------------------------------------------------
          Fund                            Class A       Class B       Class C
          ----                            -------       -------       -------
          LifePath Opportunity Fund        0.25%         0.75%        0.75%
          LifePath 2010 Fund               0.25%         0.75%        0.75%
          LifePath 2020 Fund               0.25%         0.75%        0.75%
          LifePath 2030 Fund               0.25%         0.75%        0.75%
          LifePath 2040 Fund               0.25%         0.75%        0.75%

     The actual fee payable to the Distributor by the above-indicated Funds and Classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach Trust and Norwest Funds. Therefore, the information shown below concerning the fees received by the Funds' Distributor shows the fees paid by the predecessor portfolio that is considered the surviving entity for accounting purposes to its respective Distributor. The predecessor Stagecoach Funds had retained Stephens as their Distributor. The predecessor Norwest Funds had retained Forum as their Distributor.

     For the period ended February 28, 1999 for the LifePath Funds, the predecessor portfolios paid the Distributor the following fees for distribution-related services, as set forth below, under each Fund's Plan:

                                    Printing &
        Former                        Mailing      Marketing    Compensation to
Stagecoach Trust Fund     Total     Prospectus     Brochures      Underwriters
---------------------     -----     ----------     ---------    ---------------
LifePath Opportunity
   Class A              $156,634        N/A           N/A           $183,075
   Class B              $  4,150        N/A           N/A               N/A
   Class C              $  4,075        N/A           N/A           $  4,075

LifePath 2010
   Class A              $224,732        N/A           N/A           $213,875
   Class B              $ 90,239        N/A           N/A           $ 17,269
   Class C              $    594        N/A           N/A           $    594

LifePath 2020
   Class A              $145,256        N/A           N/A           $387,413
   Class B              $     49        N/A           N/A           $ 37,350
   Class C              $  2,520        N/A           N/A           $  2,520

                                     Printing &
        Former                         Mailing      Marketing    Compensation to
Stagecoach Trust Fund      Total     Prospectus     Brochures      Underwriters
---------------------      -----     ----------     ---------    ---------------
LifePath 2030
   Class A               $145,256        N/A           N/A           $280,561
   Class B               $     49        N/A           N/A           $ 37,091
   Class C               $  2,520        N/A           N/A           $  2,520

LifePath 2040
   Class A               $361,128        N/A           N/A           $540,814
   Class B               $  4,692        N/A           N/A           $ 87,274
   Class C               $  2,520        N/A           N/A           $  2,520


    General.  The Plan will continue in effect from year to year if such
    -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Trustees has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     Shareholder Servicing Agent.  The Funds have approved a Servicing Plan and
     ---------------------------
have entered into related Shareholder Servicing Agreements with financial institutions, including Wells

Fargo Bank. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request.

     For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund of up to 0.25% on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan and Agreements are shown in the table below. The Servicing Plan and related Shareholder Servicing Agreements were approved by the Trust's Board of Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     Fund                                                       Fee
     ----                                                       ---
     LifePath Opportunity
        Class A                                                0.25%
        Class B                                                0.25%
        Class C                                                0.25%
        Institutional Class                                    0.25%

     LifePath 2010
        Class A                                                0.25%
        Class B                                                0.25%
        Class C                                                0.25%
        Institutional Class                                    0.25%

     LifePath 2020
        Class A                                                0.25%
        Class B                                                0.25%
        Class C                                                0.25%
        Institutional Class                                    0.25%

     LifePath 2030
        Class A                                                0.25%
        Class B                                                0.25%
        Class C                                                0.25%
        Institutional Class                                    0.25%

     Fund                                                       Fee
     ----                                                       ---
     LifePath 2040
        Class A                                                0.25%
        Class B                                                0.25%
        Class C                                                0.25%
        Institutional Class                                    0.25%

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Trustees of the Trust and the Non-Interested Trustees. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     Custodian.  IBT, located at 200 Clarendon Street, Boston, MA, acts the
     ---------
custodian for each of the LifePath Funds. For its services as Custodian, IBT is not entitled to receive compensation so long as it is entitled to receive custodial fees from the Master Portfolios.

     The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund.

     Fund Accountant.  IBT serves as fund accountant for the LifePath Funds.
     ---------------
For providing these services, IBT is entitled to receive an annual fee of $12,000 per Fund and an annual fee of $4,500 per class of shares.

     Transfer and Dividend Disbursing Agent.  Boston Financial Data Services,
     --------------------------------------
Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complete base fee from all the Funds of the Trust, Core Trust and Wells Fargo Variable Trust.

     Underwriting Commissions.  Stephens serves as the principal underwriter
     ------------------------
distributing securities of the Funds on a continuous basis. Stephens served as principal underwriter of the Stagecoach predecessor portfolios whereas Forum served as underwriter of the predecessor Norwest portfolios. The information shown below regarding underwriting commissions paid for the last three fiscal years reflects the amounts paid by the predecessor Stagecoach fund family and Norwest fund family.

     For the periods indicated below, the aggregate dollar amount of underwriting commissions paid to Stephens by the predecessor Stagecoach fund family and the amounts retained by Stephens are as follows:

                                                              Six-Month Period-
       Period Ended                  Period Ended                   Ended                Nine-Month Period Ended
          9/30/99                      3/31/98                     3/31/97                       9/30/96
       ------------                  ------------                ------------                 -------------
   Paid         Retained         Paid        Retained        Paid        Retained         Paid        Retained
   ----         --------         ----        --------        ----        --------         ----        --------
$6,214,051     $2,289,826     $7,671,295     $939,892     $2,296,243     $241,806      $2,917,738     $198,664

     For the year-ended September 30, 1999, Wells Fargo Securities Inc., an affiliated broker-dealer of the Trust, retained $2,324,394.93.


                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds. Annual and Semi-Annual Reports for the Funds may contain additional performance information, and are available free of charge upon request.

     Average Annual Total Return: The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.

    Average Annual Total Return for the Period Ended September 30, 1999/1/
    -------------------------------------------------------------------

Fund                          Inception/2/    Ten Year    Five Year    One Year
----                          ------------    --------    ---------    --------
LifePath Opportunity
  Class A                         6.31%          N/A         7.38%       -0.54%
  Class B                         6.80%          N/A         7.85%        0.04%
  Class C                         6.92%          N/A         8.13%        3.84%
  Institutional Class             7.61%          N/A         9.32%        4.65%

LifePath 2010
  Class A                        10.38%          N/A        11.91%        5.72%
  Class B                        10.84%          N/A        12.37%        6.48%
  Class C                        10.95%          N/A        12.63%       10.49%
  Institutional Class            11.95%          N/A        14.43%        9.19%

LifePath 2020
  Class A                        13.11%          N/A        14.97%       11.00%
  Class B                        13.61%          N/A        15.50%       12.13%
  Class C                        13.70%          N/A        15.71%       16.05%
  Institutional Class            15.05%          N/A        18.07%       13.65%

LifePath 2030
  Class A                        15.00%          N/A        17.25%       14.23%
  Class B                        15.49%          N/A        17.78%       15.58%
  Class C                        15.57%          N/A        17.97%       19.50%
  Institutional Class            17.16%          N/A        20.70%       15.93%

LifePath 2040
  Class A                        17.10%          N/A        19.37%       19.23%
  Class B                        17.60%          N/A        19.90%       20.94%
  Class C                        17.68%          N/A        20.09%       24.85%
  Institutional Class            19.55%          N/A        23.31%       20.35%

____________________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is the commencement date stated in the "Historical Fund Information" section of this SAI. The actual inception date of each Class may differ from the inception date of the corresponding Fund. Values for the Institutional Class shares of the LifePath Funds are calculated using Class A share performance adjusted to reflect the Institutional Class expenses and are shown for the period ended November 30, 1999.

      Cumulative Total Return. In addition to the above performance information,
      -----------------------
each Fund may also advertise the cumulative total return of the Fund.
Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

      Cumulative Total Return for the Period Ended September 30, 1999/1/
      ---------------------------------------------------------------

Fund                                     Inception/2/    Five Year   Three Year
----                                     ------------    ---------   ----------
LifePath Opportunity
  Class A                                    40.74%         N/A         19.16%
  Class B                                    44.39%         N/A         21.63%
  Class C                                    45.27%         N/A         24.52%
  Institutional Class                        52.47%         N/A           N/A

LifePath 2010
  Class A                                    73.53%         N/A         35.16%
  Class B                                    77.63%         N/A         37.89%
  Class C                                    78.65%         N/A         40.91%
  Institutional Class                        91.41%         N/A           N/A

LifePath 2020
  Class A                                    98.95%         N/A         48.05%
  Class B                                   103.95%         N/A         51.46%
  Class C                                   104.81%         N/A         54.36%
  Institutional Class                       123.94%         N/A           N/A

LifePath 2030
  Class A                                   118.21%         N/A         56.86%
  Class B                                   123.51%         N/A         60.34%
  Class C                                   124.36%         N/A         63.23%
  Institutional Class                       148.67%         N/A           N/A

LifePath 2040
  Class A                                   141.44%         N/A         66.02%
  Class B                                   147.20%         N/A         69.82%
  Class C                                   148.16%         N/A         72.80%
  Institutional Class                       179.22%         N/A           N/A

____________________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is as follows: Asset Allocation Fund -- January 2, 1992; Index Allocation Fund -- April 7, 1988; LifePath Funds -- March 3, 1997. The actual inception date of each Class may differ from the inception date of the corresponding Fund. Values for the Institutional Class shares of the LifePath Funds are calculated using Class A share performance adjusted to reflect the Institutional Class expenses and are shown for the period ended November 30, 1999.

      The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund or to a particular class of a Fund.

      In addition, investors should recognize that changes in the net asset values of shares of each class of a Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Trust may quote the performance or price-earning ratio of a Fund or a Class of in advertising and other types of literature as compared with the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or a class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share of each class at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with the performance of a Fund's competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of each class of shares of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

     The Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRRO, such as Standard Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by NRROs. Any such comparisons may be useful to investors who wish to compare each class' past performance with other rated investments.

     From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Wells Fargo Funds Trust, provides various services to its customers that are also shareholders of the Funds. These services may include access to Wells Fargo Funds Trust's account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

     The Trust also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment Advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of June 30, 1999, Wells Fargo Bank and its affiliates managed over $131 billion in assets.

     The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m. (Pacific time), 3:00 p.m. (Central time), 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other Fund securities, including U.S. Government securities but excluding money market instruments and debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Trust's Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees and in accordance with procedures adopted by the Trustees.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day

(each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds reserve the right to reject any purchase orders, and may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

The dealer reallowance for Class A shares is as follows:

          -----------------------------------------------------------------------------------

          -----------------------------------------------------------------------------------
                                     FRONT-END SALES     FRONT-END SALES         DEALER
                                       CHARGE AS %         CHARGE AS %         ALLOWANCE
                 AMOUNT                 OF PUBLIC         OF NET AMOUNT      AS % OF PUBLIC
              OF PURCHASE            OFFERING PRICE         INVESTED         OFFERING PRICE
          -----------------------------------------------------------------------------------
          -----------------------------------------------------------------------------------
          Less than $50,000               5.75%               6.10%                5.00%
          -----------------------------------------------------------------------------------
          $50,000 to $99,999              4.75%               4.99%                4.00%
          -----------------------------------------------------------------------------------
          $100,000 to $249,999            3.75%               3.90%                3.00%
          -----------------------------------------------------------------------------------
          $250,000 to $499,999            2.75%               2.83%                2.25%
          -----------------------------------------------------------------------------------
          $500,000 to $999,999            2.00%               2.04%                1.75%
          -----------------------------------------------------------------------------------
          $1,000,000 and over/1/          0.00%               0.00%                1.00%
          -----------------------------------------------------------------------------------

/1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

       Purchases and Redemptions Through Brokers and/or Their Affiliates.  A
       ------------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectus in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders.  No contingent deferred sales charge is imposed on redemptions of
------------
Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

                            PORTFOLIO TRANSACTIONS

     Since each Fund invests all of its assets in a corresponding Master Portfolio of Master Investment Portfolio ("MIP"), set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

     Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Barclays Global Investors Services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities may also be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIP are prohibited from dealing with MIP as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Master Portfolios may purchase securities from underwriting syndicates of which Stephens or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIP's Board of Trustees.

     MIP has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIP's Board of Trustees, BGFA, as adviser, is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is MIP's policy to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions.

     In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, a Master Portfolio may pay a broker/dealer which furnishes brokerage services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that such commission is determined to be reasonable in relation to the value of the brokerage services provided by such broker/dealer. Certain of the broker/dealers with whom the Master Portfolios may transact business may offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. MIP's Board of Trustees will periodically review the commissions paid by the Master Portfolios to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolios.

     Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board of Trustees deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus of each Fund generally describes the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     General.  The Trust intends to continue to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied separately to each Fund, rather than to the Trust as a whole. In addition, capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gain distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (including, for this purpose, net short-term capital gain) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

     The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

     Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse Federal income tax impact.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

     Foreign Taxes.  Income and dividends received by a Fund from sources within
     -------------
foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain circumstances, a regulated investment company is eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. None of the Funds expects to qualify for the election.

     Capital Gain Distributions. Distributions which are designated by a Fund as
     --------------------------
capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Trust may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust also could subject the investor to penalties imposed by the IRS.

     Foreign Shareholders.  Under the Code, distributions attributable to net
     --------------------
investment income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Capital gain distributions generally are not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to federal income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Corporate Shareholders.  Corporate shareholders of the Funds may be
     ----------------------
eligible for the dividends-received deduction on dividends distributed out of a Fund's income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

     Tax-Deferred Plan.  The shares of the Funds are available for a variety of
     -----------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the

Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are five of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware business trust on March 10, 1999.

     Most of the Trust's Funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust's Funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a Fund represents an equal, proportionate interest in a fund with all other shares. Shareholders of each class bear their pro rata portion of the Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other Funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the Class represented at a meeting if the holders of more than 50% of the outstanding shares of the Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below, as of October 25, 1999, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                      5% OWNERSHIP AS OF OCTOBER 25, 1999
                      -----------------------------------

                                                                                    Percentage
            Fund                           Name and Address                          of Class
            ----                           ----------------                          --------
LIFEPATH OPPORTUNITY FUND

Class A                            Wells Fargo Bank                                   18.50%
                                   FBO Retirement Plans Omnibus
                                   PO Box 63015
                                   San Francisco, CA 94163-0001

Class B                            N/A

Class C                            MLPF&S For The Sole Benefit Of Its Customers        7.08%
                                   ATTN:  Mutual Fund Administration
                                   4800 Deer Lake Drive East, 3rd Floor
                                   Jacksonville, FL 32246-6484

                                   Dean Witter For The Benefit of Mario                6.07%
                                   Crivello Trustee of the Sam and Isabella
                                   Crivello
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

LIFEPATH 2010 FUND
Class A                            Wells Fargo Bank                                   25.25%
                                   FBO Retirement Plans Omnibus
                                   PO Box 63015
                                   San Francisco, CA 94163-0001

                                                                                      Percentage
        Fund                               Name and Address                            of Class
        ----                               ---------------                             --------
                                   Wells Fargo Bank TTEE                                  5.63%
                                   FBO Choicemaster
                                   ATTN:  Mutual Funds
                                   PO Box 9800
                                   Calabasas, CA 91372-0800

Class B                            N/A

Class C                            Dean Witter For The Benefit of Wells Fargo            11.74%
                                   Bank Loan Collateral
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

                                   Dean Witter For The Benefit of Wells Fargo             9.10%
                                   QRP Custodian FBO
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

                                   NFSC FEBO #CM5-600741                                  7.48%
                                   David Lazer P/ADM
                                   David Lazer Inc. Empl. Ret. Tr.
                                   PO Box 1056
                                   Southampton, NY 11969-1056

                                   MLPF&S For The Sole Benefit Of Its Customers           6.20%
                                   ATTN:  Mutual Fund Administration
                                   4800 Deer Lake Drive East, 3rd Floor
                                   Jacksonville, FL 32246-6484

                                   Dean Witter For The Benefit Of Bay Area                5.10%
                                   Circuits, Inc.
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

LIFEPATH 2020 FUND
Class A                            Wells Fargo Bank                                      26.58%
                                   FBO Retirement Plans Omnibus
                                   PO Box 63015
                                   San Francisco, CA 94163-0001

Class B                            N/A

Class C                            Dean Witter For The Benefit of Richard                  10.53%
                                   Branning and
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

                                                                                      Percentage
       Fund                                   Name and Address                         of Class
       ----                                   ----------------                         --------
                                   Dean Witter For The Benefit of Robert W.              10.52%
                                   Simpson TTEE FBO
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

                                   Dean Witter For The Benefit of Americans for           6.20%
                                   Armenians
                                   ATTN:  George Rassam and
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

                                   Dean Witter For The Benefit of John D. Hurd            5.33%
                                   and
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

LIFEPATH 2030 FUND
Class A                            Wells Fargo Bank                                      30.40%
                                   FBO Retirement Plans Omnibus
                                   PO Box 63015
                                   San Francisco, CA 94163-0001

Class B                            N/A

Class C                            Terry E. Hedemark & Susan C. Hedemark                 14.31%
                                   JTTEN
                                   3248 Catawba Dr.
                                   Cameron Park, CA 95682-7643

                                   EMJAYCO                                               12.31%
                                   Omnibus Account
                                   PO Box 17909
                                   Milwaukee, WI 53217-0909

                                   Dean Witter for the Benefit of Beverly G.             11.87%
                                   Stern
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

                                   NFSC FEBO #EBP-229806                                 11.12%
                                   Ellen Jaffee Cawthorne
                                   36 Gates Place
                                   Wayne, NJ 07470-3217

                                                                                      Percentage
            Fund                               Name and Address                        of Class
            ----                               ----------------                        --------
                                   Dean Witter for the Benefit of Alexan                 10.33%
                                   Koundakjian &
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

                                   Dean Witter for the Benefit of Ernest D.               7.38%
                                   Chapman & Edith M. Chapman CO-TTEES
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

LIFEPATH 2040 FUND
Class A                            Wells Fargo Bank                                      32.43%
                                   FBO Retirement Plans Omnibus
                                   PO Box 63015
                                   San Francisco, CA 94163-0001

Class B                            N/A

Class C                            Dean Witter for the Benefit of Cynthia                14.23%
                                   Genera Orlandi TTEE of TI
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

                                   Dean Witter for the Benefit of Paolo Orlandi          14.23%
                                   TTEE of the
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

                                   Dean Witter for the Benefit of Anthony                 6.89%
                                   Zack and
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

    The Trust's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

    Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.

                             INDEPENDENT AUDITORS

    KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

     The portfolios of investments and audited financial statements for the predecessor Stagecoach Trust Funds for the year ended February 28, 1999, are hereby incorporated by reference to the Funds' Annual Report.

                                   APPENDIX

    The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

    Corporate Bonds
    ---------------

    Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
    -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

    S&P: The four highest ratings for corporate and municipal bonds are "AAA,"
    ---
"AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

    Commercial Paper
    ----------------

        Moody's: The highest rating for commercial paper is "P-1" (Prime-1).
        -------
Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

    S&P: The "A-1" rating for commercial paper is rated "in the highest
    ---
category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated February 1, 2000

                        AGGRESSIVE BALANCED-EQUITY FUND
                             ASSET ALLOCATION FUND
                             GROWTH BALANCED FUND
                             INDEX ALLOCATION FUND
                            MODERATE BALANCED FUND
                             STRATEGIC INCOME FUND


               Class A, Class B, Class C and Institutional Class


     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six funds in the Wells Fargo Funds Trust family of funds (each, a "Fund" and collectively, the "Funds") -- the Aggressive Balanced-Equity, Asset Allocation, Growth Balanced, Index Allocation, Moderate Balanced and Strategic Income Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Asset Allocation Fund offers Class A, Class B, Class C and Institutional Class shares. The Index Allocation Fund offers Class A, Class B and Class C shares, and the Aggressive Balanced-Equity, Moderate Balanced and Strategic Income Funds offer Institutional Class shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated February 1, 2000. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Historical Fund Information.............................................    1

Investment Policies.....................................................    2

Investment Models.......................................................    4

Additional Permitted Investment Activities and Associated Risks.........    7

Management..............................................................   22

Performance Calculations................................................   37

Determination of Net Asset Value........................................   43

Additional Purchase and Redemption Information..........................   43

Portfolio Transactions..................................................   45

Fund Expenses...........................................................   46

Federal Income Taxes....................................................   46

Capital Stock...........................................................   51

Other...................................................................   55

Counsel.................................................................   56

Independent Auditors....................................................   56

Financial Information...................................................   56

Appendix................................................................  A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust approved Agreements and Plans of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to the Funds (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

     The Funds described in this SAI were created as part of the Reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or "Advisor"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Reorganization followed the merger of the advisors' parent companies.

     The chart below indicates the predecessor Stagecoach and Norwest Funds that are the accounting survivors of the Wells Fargo Funds.

        --------------------------------------------------------------------------------
                Wells Fargo Funds                         Predecessor Fund
        --------------------------------------------------------------------------------
          Aggressive Balanced-Equity Fund      Norwest Aggressive Balanced-Equity Fund
        --------------------------------------------------------------------------------
          Asset Allocation Fund                Stagecoach Asset Allocation Fund
                                               Stagecoach Balanced Fund
        --------------------------------------------------------------------------------
          Growth Balanced Fund                 Norwest Growth Balanced Fund
        --------------------------------------------------------------------------------
          Index Allocation Fund                Stagecoach Index Allocation Fund
        --------------------------------------------------------------------------------
          Moderate Balanced Fund               Norwest Moderate Balanced Fund
        --------------------------------------------------------------------------------
          Strategic Income Fund                Norwest Strategic Income Fund
        --------------------------------------------------------------------------------

     The Aggressive Balanced-Equity Fund commenced operations on November 8, 1999, as successor to the Norwest Aggressive Balanced-Equity Fund. The Norwest Aggressive Balanced-Equity Fund commenced operations on December 2, 1997.

     The Asset Allocation Fund commenced operations on November 8, 1999, as successor to the Asset Allocation and Balanced Funds of Stagecoach. The predecessor Stagecoach Asset Allocation Fund commenced operations on January 2, 1992, as successor to the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs ("WFIT"), which commenced operations on November 13, 1986. The predecessor Stagecoach Balanced Fund was originally organized on July 1, 1990 as the Pacifica Balanced Fund, an investment portfolio of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Pacifica Balanced Fund was reorganized as the Stagecoach Balanced Fund. For accounting purposes, the Stagecoach Asset Allocation predecessor portfolio is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Stagecoach Asset Allocation Fund.

     The Growth Balanced Fund commenced operations on November 8, 1999, as successor to the Norwest Growth Balanced Fund. The predecessor Norwest Growth Balanced Fund commenced operations on April 30, 1989.

     The Index Allocation Fund commenced operations on November 8, 1999, as successor to the Index Allocation Fund of Stagecoach. The predecessor Stagecoach Index Allocation Fund was originally organized on April 7, 1988 as the Asset Allocation Fund of Overland Express Funds, Inc. ("Overland"). The Overland Asset Allocation Fund changed its name to the Index Allocation Fund on February 14, 1997. On December 12, 1997, the Overland Index Allocation Fund was reorganized into the Stagecoach Index Allocation Fund.

     The Moderate Balanced Fund commenced operations on November 8, 1999, as successor to the Norwest Moderate Balanced Fund. The predecessor Norwest Moderate Balanced Fund commenced operations on April 30, 1989.

     The Strategic Income Fund commenced operations on November 8, 1999, as successor to the Norwest Strategic Income Fund. The predecessor Norwest Strategic Income Fund commenced operations on April 30, 1989.

                              INVESTMENT POLICIES

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements, and provided further that: (x) the Asset Allocation and Index Allocation Funds reserve the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (y) the Asset Allocation Fund and the Index Allocation Fund reserve the right to concentrate in obligations of domestic banks (to the extent permitted by the U.S. Securities and Exchange Commission (the "SEC") or its staff and as such term is interpreted by the SEC or its staff);

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust or at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies, to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or in entities created under the laws of foreign countries to facilitate investment in securities in that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     General
     -------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

                               INVESTMENT MODELS
                               -----------------

     This section contains supplemental information about the proprietary investment models used by Barclays Global Fund Advisors ("BGFA") to manage the Asset Allocation and Index Allocation Funds' portfolios.

     Asset Allocation Model.  BGFA compares the Asset Allocation Fund's
     ----------------------
investments daily to the Asset Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Asset

Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Asset Allocation Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     Wells Fargo Bank and BGFA manage other portfolios which also invest in accordance with the Asset Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.

     There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. Standard & Poor's Ratings Group ("S&P") occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Asset Allocation Fund is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock.

     A key component of the Asset Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Asset Allocation Fund invests. Using these data, the Asset Allocation Model is run daily to determine the recommended asset allocation.
The model's recommendations are presently made in 5% increments.

     Although BGFA intends to use the Model as bases for its investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for the Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of the Fund.

     Index Allocation Model.  BGFA compares the Index Allocation Fund's
     ----------------------
investments daily to the Index Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Index Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Index Allocation Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     Wells Fargo Bank and BGFA manage other portfolios which also invest in accordance with the Index Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.

     There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. S&P occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Index Allocation Fund is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock. The Lehman Brothers 20+ Treasury Bond Index (the "LBT Bond Index") is an unmanaged index comprised of U.S. Treasury Securities with remaining maturities of twenty years or more. The portion of the Fund's portfolio allocated to bonds is invested so as to replicate the performance characteristics of the LBT Bond Index.

     A key component of the Index Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the index allocation decision. The principal inputs of financial data to the Index Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Index Allocation Fund invests. Using these data, the Index Allocation Model is run daily to determine the recommended asset allocation.

     Although BGFA intends to use the Model as bases for its investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for the Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of the Fund.

        ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all Funds participate in all of the investment practices described below. Some of the Funds described in this SAI are "gateway" funds in a "core and gateway structure" or "feeder" funds in a "master/feeder" structure. References to the activities of a gateway Fund or a feeder Fund are understood to refer to the investments of the core or master portfolios in which it invests. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

     Asset-Backed Securities
     -----------------------

     The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. The investments are described under the heading "Mortgage-Related Securities."

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Below Investment Grade Investments
     ----------------------------------

     The Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and Strategic Income Funds may invest in debt securities that are in low or below investment grade categories, or are unrated or in default at the time of purchase (also known as high yield securities or "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bond currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated debt securities may be less liquid and more difficult to value than higher rated securities. Stocks of the smaller and medium-sized companies in which the Fund may invest may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

    Bonds
    -----

    Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed rate bonds.

    Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

    Borrowing
    ---------

    The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

    Convertible Securities
    ----------------------

    The Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

    The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

    While the Funds use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Funds' financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

    Derivative Securities
    ---------------------

    The Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the advisor will, consistent with the Funds' investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

    Dollar Roll Transactions
    ------------------------

    The Funds may enter into "dollar roll" transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Funds use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds obligation to repurchase the securities. The Funds will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

    Fixed-Income Securities
    -----------------------

    Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities.
The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Securities rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. Securities rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by a Fund is downgraded to a rating below investment grade, such Fund may continue to hold the security until such time as the Advisor determines it to be advantageous for the Fund to sell the security.

    Floating- and Variable-Rate Obligations
    ---------------------------------------

    The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

    There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

    The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

    Foreign Securities
    ------------------

    The Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. The Funds may also invest in securities of companies located or operating in countries considered developing or to have "emerging" stock markets. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

    Each Fund may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

    The Funds may enter into forward currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

    Forward Commitment, When-Issued and Delayed-Delivery Transactions
    -----------------------------------------------------------------

    The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transaction normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

    Futures Contracts and Options Transactions
    ------------------------------------------

    In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

    Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

    An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value of the relevant Fund.

    The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

    Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

    The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

    Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

    Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

    Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

    Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

    The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

    Interest-Rate and Index Swaps. The Funds may enter into interest-rate and index swaps in pursuit of its investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

    The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

    Illiquid Securities
    -------------------

    The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

    Loans of Portfolio Securities
    -----------------------------

    Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

    A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Advisor, or the Distributor.

    Money Market Instruments
    ------------------------

    The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by BGFA, as investment advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets;
(iii) have branches or agencies in the United States; and (iv) in the opinion of the Advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

    Mortgage-Related Securities
    ---------------------------

    The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities.
Mortgage pass-through securities created by non- government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

    Prepayment Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Early repayment of principal on mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

    Collateralized Mortgage Obligations ("CMOs") and Adjustable Rate Mortgages ("ARMs"). The Funds may also invest in investment grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

    The Funds each may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

    The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

    The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Funds may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly-recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The net asset value of a Funds' shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Funds sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The holder of ARMs and CMOs are also subject to repayment risk.

    The Funds will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council

Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest-rate fluctuations.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and (iii) 10% of such Fund's total assets in aggregate. Gateway Funds, whose policies are to invest some or all of their assets in the securities of one or more open-end investment companies, are excepted from these general limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Participation Interests
     -----------------------

     Each Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

     Pass-Through Obligations
     ------------------------

     The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the GNMA) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as FNMA or FHLMC) or bonds collateralized by any of the foregoing.

     Privately Issued Securities
     ---------------------------

     The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The Advisor, under guidelines approved by Board of Trustees of the Company, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Repurchase Agreements.  Each Fund may enter into repurchase agreements,
     ---------------------
wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Funds' disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the Advisor.

     Reverse Repurchase Agreements
     -----------------------------

     The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

     Short-Term Corporate Debt Instruments
     -------------------------------------

     The Funds may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

     The Funds also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. The Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.

     Stripped Obligations
     --------------------

     The Funds may purchase Treasury receipts, securities of government-sponsored enterprises (GSEs), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S.

Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds will not purchase stripped mortgage-backed securities ("SMBS"). The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

     The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Funds in such participations will not exceed 5% of the value of the Funds' total assets.

     Swaps, Caps, Floors and Collars
     -------------------------------

     A Fund may enter into interest rate, currency and mortgage (or other asset) swaps, and may purchase and sell interest rate "caps," "floors" and "collars." Interest rate swaps involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Mortgage swaps are similar to interest rate swap agreements, except that the contractually-based principal amount (the "notional principal amount") is tied to a reference pool of mortgages. currency swaps' notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

     Unrated Investments
     -------------------

     The Funds may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants
     --------

     The Funds each may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities.

     Zero Coupon Bonds
     -----------------

     The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest rates that become more attractive in a falling interest rate environment.

     Nationally Recognized Ratings Organizations
     -------------------------------------------

     The ratings of Moody's, S&P, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Trustees and principal executive Officers of the Trust are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                   Principal Occupations
Name, Age and Address             Position         During Past 5 Years
---------------------             --------         -------------------
*Robert C. Brown, 65              Trustee,         Director, Federal Farm Credit Banks Funding
5038 Kestral Parkway South        Secretary and    Corporation and Farm Credit System Financial
Sarasota, FL 34231                Treasurer        Assistance Corporation since February 1993.

Donald H. Burkhardt, 70           Trustee          Principal of the Burkhardt Law Firm.
777 South Steele Street
Denver, CO 80209

Jack S. Euphrat, 77               Trustee          Private Investor.
415 Walsh Road
Atherton, CA 94027.

Thomas S. Goho, 56                Trustee          Business Associate Professor, Wake Forest
321 Beechcliff Court                               University, Calloway School of Business and
Winston-Salem, NC 27104                            Accountancy since 1994; previously Associate
                                                   Professor of Finance.

Peter G. Gordon, 56               Trustee          Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                           Water Company and President of Crystal Geyser
55 Francisco Street, Suite 410                     Roxane Water Company since 1977.
San Francisco, CA 94133

*W. Rodney Hughes, 72             Trustee and      Private Investor.
31 Dellwood Court                 President
San Rafael, CA 94901

Richard M. Leach, 63              Trustee          President of Richard M. Leach Associates (a
P.O. Box 1888                                      financial consulting firm) since 1992.
New London, NH 03257

*J. Tucker Morse, 54              Trustee          Private Investor/Real Estate Developer;
10 Legare Street                                   Chairman of Vault Holdings, LLC.
Charleston, SC 29401

Timothy J. Penny, 45              Trustee          Senior Counselor to the public relations firm
500 North State Street                             of Himle-Horner since January 1995 and Senior
Waseca, MN 56093                                   Fellow at the Humphrey Institute, Minneapolis,
                                                   Minnesota (a public policy organization) since
                                                   January 1995.

Donald C. Willeke                 Trustee          Principal on the law firm of Willeke & Daniels
201 Ridgewood Avenue
Minneapolis, MN 55403

     Each of the Trustees and Officers listed above act in the identical capacities for Wells Fargo Variable Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). Each Trustee receives an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also receives a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting is held absent a full Board meeting, each attending Trustee will receive a $1,000 combined fee. These fees apply equally for in-person or telephonic meetings, and Trustees are reimbursed for all out-of-pocket expenses related to attending meetings. For 1999, the Trustees will receive a pro rata share of the annual retainer, calculated from the closing date of the Reorganization. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or an other member of the Fund Complex.

     As of the date of this SAI, Trustees and Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

     Investment Advisor.  Wells Fargo Bank provides investment advisory services
     ------------------
to each Fund. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank also provides the Trust's Board of Trustees with periodic reports on the investment strategy and performance of each Fund.

     The Funds operate under two types of advisory arrangements: (i) stand-alone Funds with an investment advisor and sub-advisor; and (ii) gateway blended Funds that invest in two or more core portfolios and have both active and dormant advisory arrangements at the gateway level.

     As compensation for its advisory services for the following stand-alone Funds, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                    Annual Rate
Stand-Alone Funds          (as a percentage of net assets)
-----------------          -------------------------------

Asset Allocation                     0.80%
Index Allocation                     0.80%

     As described in the second category above, the following gateway blended Funds invest their respective assets in two or more core portfolios of Wells Fargo Core Trust ("Core Trust"). For the Funds, Wells Fargo Bank determines the core portfolios of Core Trust in which each gateway blended Fund invest and the percentage allocation that each gateway blended Fund would make to each core portfolio. For these asset allocation services, Wells Fargo Bank is entitled to receive a fee as indicated in the chart below. In order to preserve flexibility to convert to stand-alone Funds with a direct advisory relationship, the Funds have entered into a "dormant" advisory arrangement with Wells Fargo Bank. In the event that a Fund coverts to a stand-alone Fund, Wells Fargo Bank will be entitled to receive a fee that mirrors the core level dormant advisory fee indicated below.

                                           Advisory Fees                       Core Level
Gateway Blended Funds             (Maximum Asset Allocation Fees)       Dormant Advisory Fees/*/
---------------------             ------------------------------        -----------------------
Aggressive Balanced-Equity                     0.25%                              0.72%
Growth Balanced                                0.25%                              0.65%
Moderate Balanced                              0.25%                              0.60%
Strategic Income                               0.25%                              0.52%

__________________
/*/ Because the gateway blended Funds invest in two or more Core Trust portfolios with varying advisory fees, the dormant advisory fees are based on a formula that reflects a blended fee rate.

       As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid to either Wells Fargo Bank or NIM by the predecessor portfolio that is considered the surviving entity for accounting purposes.

       Asset Allocation and Index Allocation Funds.  For the periods indicated
       -------------------------------------------
below, the Stagecoach predecessor portfolios of the Asset Allocation and Index Allocation Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                             Seven-Month                  Eleven-Month
                             Period Ended                 Period Ended                 Year Ended
                               9/30/99                      2/28/99                    3/31/98/1/
                               -------                      -------                    ----------
                        Fees Paid    Fees Waived    Fees Paid   Fees Waived     Fees Paid     Fees Waived
                        ---------    -----------    ---------   -----------     ---------     -----------
   Asset Allocation     $3,717,689   $  126,201     $5,217,515      $  0        $4,747,339        $7,060
   Index Allocation     $  785,748   $    1,855     $1,007,592      $846        $  226,717        $9,389

____________________
/1/ Index Allocation Fund is for the 3 month period ended 3/31/98.

       Prior to April 29, 1996, the Asset Allocation Fund invested directly in a portfolio of securities and Wells Fargo Bank provided investment advisory services directly to the Funds. On April 29, 1996, the Funds were converted to a "master/feeder structure" and began to invest all of their respective assets in a corresponding Master Portfolio, with an identical investment objective, of Master Investment Trust, another open-end investment company. The Master Portfolios were advised by Wells Fargo Bank and Wells Fargo Bank was entitled to receive the same level of advisory fees from the Master Portfolios as it receives from the Funds. These Funds operated as part of a master/feeder structure from April 29, 1996 to December 12, 1997, at which time the master/feeder structure was dissolved.

       For the period indicated below, the Asset Allocation Fund paid to Wells Fargo Bank the following advisory fees. Wells Fargo Bank has not waived any advisory fees paid by the Asset Allocation Fund, the predecessor portfolio or the Master Portfolios.

                                            Six-Month
                                          Period Ended
          Fund                               3/31/97
          ----                               -------
          Asset Allocation                 $2,132,577

     Prior to the reorganization of the Overland Index Allocation Fund into the predecessor Stagecoach Index Allocation Fund on December 12, 1997, Wells Fargo Bank served as Investment Advisor to the Overland Index Allocation predecessor portfolio and was entitled to receive the same level of advisory fees from the predecessor portfolio as it now receives from the Index Allocation Fund.

     For the periods indicated below, Wells Fargo Bank paid the following advisory fees. Wells Fargo Bank has not waived any advisory fees paid by the Index Allocation Fund or the predecessor portfolio, except during 1996 it waived $1,324 in advisory fees payable by the Fund's predecessor portfolio.

                                               Year Ended      Year Ended
          Fund                                  12/31/97        12/31/96
          ----                                  --------        --------
          Index Allocation/1/                   $742,203        $525,093

     __________________
     /1/ These amounts reflect amounts paid by the Overland predecessor portfolio.

     Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and
     ------------------------------------------------------------------
Strategic Income Funds.  For the periods indicated below, the Norwest
----------------------
predecessor portfolios of the following Funds paid to NIM the following advisory fees and NIM waived the indicated amounts:

                                      Four-Month             Year Ended           Year Ended             Year Ended
                                     Period Ended             5/31/99               5/31/98                5/31/97
                                                             ----------            ----------            ----------
                                       9/30/99
                                      ---------
                                               Fees                      Fees                    Fees                   Fees
Former Norwest Fund             Fees Paid     Waived      Fees Paid     Waived    Fees Paid     Waived    Fees Paid    Waived
-------------------             ---------     ------      ---------     ------    ---------     ------    ---------    ------
Aggressive Balanced-
   Equity Fund                 $   43,557    $  4,741     $        0    $ 41,549  $   11,154    $  6,163     N/A         N/A
Growth Balanced Fund           $  681,519    $ 82,351     $1,031,110    $823,243  $3,369,460    $713,392  $2,688,223      $0
Moderate Balanced Fund         $  410,343    $ 48,200     $  688,734    $538,523  $2,290,062    $561,191  $2,185,490      $0
Strategic Income Fund          $  194,175    $ 29,856     $  274,298    $357,651  $  807,650    $289,099  $  589,365      $0

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's

Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Investment Sub-Advisors.
     -----------------------

     Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and
     ------------------------------------------------------------------
Strategic Income Funds.  Wells Fargo Bank has engaged Wells Capital Management
----------------------
("WCM"), Peregrine Capital Management, Inc. ("Peregrine"), Smith Asset Management Group ("Smith"), and Schroder Investment Management, North America ("Schroder") to serve as investment sub-advisors to the core portfolios of Core Trust in which the gateway blended and gateway feeder Funds invest, as listed in the chart below (collectively, the "Sub-Advisors"). Subject to the direction of the Trust's Board of Trustees and the overall supervision and control of Wells Fargo Bank and the Trust, the Sub-Advisors make recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Advisors furnish to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. The Sub-Advisors also furnish such additional reports and information as Wells Fargo Bank and the Trust's Board of Trustees and officers may reasonably request.

     As compensation for sub-advisory services, WCM, Peregrine, Smith and Schroder are each entitled to receive the following fees:

          ------------------------------------------------------------------
             Core Portfolio            Sub-Advisor           Fees
          ------------------------------------------------------------------
          ------------------------------------------------------------------
          Disciplined Growth        Smith                  0-175M   0.35%
                                                         175-225M   0.00%
                                                         225-500M   0.25%
                                                            *500M   0.20%
          ------------------------------------------------------------------
          Equity Income             WCM                    0-200M   0.25%
                                                         200-400M   0.20%
                                                            *400M   0.15%
          ------------------------------------------------------------------
          Index                     WCM                    0-200M   0.02%
                                                            *200M   0.01%
          ------------------------------------------------------------------
          International             Schroder               0-100M   0.45%
                                                         100-200M   0.35%
                                                         200-600M   0.20%
                                                            *600M   0.185%
          ------------------------------------------------------------------
          International Equity      WCM                    0-200M   0.35%
                                                         200-400M   0.25%
                                                            *400M   0.15%
          ------------------------------------------------------------------
          Large Company Growth      Peregrine               0-25M   0.75%
                                                           25-50M   0.60%
                                                          50-275M   0.50%
                                                            *275M   0.30%
          ------------------------------------------------------------------
          Managed Fixed Income      Galliard               0-100M   0.10%
                                                         100-200M   0.08%
                                                            *200M   0.06%
          ------------------------------------------------------------------
          Positive Return Bond      Peregrine               0-10M   0.40%
                                                           10-25M   0.30%
                                                          25-300M   0.20%
                                                            *300M   0.10%
          ------------------------------------------------------------------

* greater than.

          ------------------------------------------------------------------
             Core Portfolio            Sub-Advisor           Fees
          ------------------------------------------------------------------
          ------------------------------------------------------------------
          Small Cap Index           WCM                     0-200M   0.02%
                                                             *200M   0.01%
          ------------------------------------------------------------------
          Small Cap Value           Smith                   0-110M   0.45%
                                                          110-150M   0.00%
                                                          150-300M   0.30%
                                                             *300M   0.25%
          ------------------------------------------------------------------
          Small Company Growth      Peregrine                0-50M   0.90%
                                                           50-180M   0.75%
                                                          180-340M   0.65%
                                                          340-685M   0.50%
                                                          685-735M   0.52%
                                                             *735M   0.55%
          ------------------------------------------------------------------
          Small Company Value       Peregrine               0-200M   0.50%
                                                             *200M   0.75%
          ------------------------------------------------------------------
          Stable Income Fund        Galliard               0-1500M   0.04%
                                                        1500-2000M   0.05%
                                                        2000-2500M   0.045%
                                                        2500-3000M   0.04%
                                                            *3000M   0.03%
          ------------------------------------------------------------------
          Strategic Value Bond      Galliard                0-100M   0.10%
                                                          100-200M   0.08%
                                                             *200M   0.06%
          ------------------------------------------------------------------


     Asset Allocation and Index Allocation Funds.  Wells Fargo has engaged BGFA
     -------------------------------------------
to serve as investment sub-advisor to the Asset Allocation and Index Allocation Funds. Subject to the direction of the Trust's Board of Trustees and the overall supervision and control of Wells Fargo Bank and the Trust, BGFA makes recommendations regarding the investment and reinvestment of the Funds' assets. BGFA is responsible for implementing and monitoring the performance of the proprietary investment models employed with respect to a Fund. BGFA furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. BGFA also furnishes such additional reports and information as Wells Fargo and the Trust's Board of Trustees and officers may reasonably request.

     As compensation for its sub-advisory services, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.15% of the first $900 million of the Asset Allocation and Index Allocation Funds' average daily net assets and 0.10% of each Fund's net assets over $900 million. These fees may be paid by Wells Fargo Bank or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach, Stagecoach Trust and Norwest Funds. Therefore, the information shown below concerning the dollar amount of sub-advisory (and other) fees paid shows the dollar amount of fees paid to sub-advisors by the predecessor portfolio that is considered the surviving entity for accounting purposes.

     The predecessor Stagecoach Asset Allocation and Index Allocation Funds were also sub-advised by BGFA, and from October 30, 1997 to November 5, 1999, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.20% of the first $500 million of the Funds' average daily net assets, 0.15% of the next $500 million of the Funds' net assets, and 0.10% of net assets over $1 billion. Prior to October 30, 1997, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.20% of the Asset Allocation and Index Allocation Funds' average daily net assets plus an annual payment of $40,000.

     For the period indicated below, the Wells Fargo Bank paid to BGFA the following sub-advisory fees, without waivers:

                             Seven-Month    Eleven-Month                     Six-Month
                            Period Ended    Period Ended    Year Ended      Period Ended
        Fund                   9/30/99        2/28/99        3/31/98          3/31/97
        ----                   -------      ----------      ----------        --------
Asset Allocation/1/         $1,349,888      $1,912,713      $2,262,864      $ 52,443
Index Allocation/2/         $  167,788      $  213,662      $  209,220      $201,715

________________
/1/ For the Asset Allocation Fund, these amounts reflect amounts paid by the corresponding Master Portfolio.
/2/ Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

     Administrator.  The Trust has retained Wells Fargo Bank as Administrator on
     -------------
behalf of each Fund. Under the Administration Agreement between Wells Fargo Bank and the Trust, Wells Fargo Bank shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Wells Fargo Bank also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. The Administrator is entitled to receive a fee of up to 0.15% of each Fund's average daily net assets on an annual basis.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds, therefore, the information shown below concerning the dollar amounts of administration fees paid shows the dollar amount of fees paid administrators by the predecessor portfolio that is considered the surviving entity for accounting purposes.

     The predecessor Stagecoach Funds had retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Wells Fargo Bank and Stephens were entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Wells Fargo Bank and Stephens received a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Except as described below, prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     Asset Allocation and Index Allocation Funds.  In April 1999, the Board of
     -------------------------------------------
Directors approved Wells Fargo Bank as sole administrator in connection with other service provider changes. For the five-month period ended September 30, 1999, the Funds paid Wells Fargo Bank $1,251,958 in administration fees. For the two-month period ended April 30, 1999, the Funds paid Wells Fargo Bank $135,985 in administration fees and paid Stephens $101,988 in co-administration fees.

     For the periods indicated below, the Stagecoach Asset Allocation and Index Allocation Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                               Eleven-Month
                                               Period Ended
                                                 2/28/99
                                               ------------

      Fund                         Total        Wells Fargo      Stephens
      ----                         -----        -----------      --------
Asset Allocation                $1,057,283       $454,632        $602,651
Index Allocation                $  100,844       $ 43,363        $ 57,481


                                                 Year-Ended
                                                   3/31/98
                                                 ----------

      Fund                         Total        Wells Fargo      Stephens
      ----                         -----        -----------      --------
Asset Allocation                  $826,553         $553,791      $272,762
Index Allocation/1/               $ 22,424         $ 15,024      $  7,400

_________________
/1/  This amount is for the three-month period ended 3/31/98.

     For the periods indicated below, the Asset Allocation Fund and the predecessor portfolio paid to Stephens the following dollar amounts for administration fees:

                                                 Six-Month       Nine-Month
                                                Period Ended    Period Ended
      Fund                                        3/31/97         9/30/96
      ----                                        -------         -------
Asset Allocation                                   $186,005        $257,419

     For the periods indicated below, the Index Allocation Fund paid to Stephens the following dollar amounts for administration fees:


                                  Year Ended         Year Ended
      Fund                         12/31/97           12/31/96
      ----                         --------           --------
Asset Allocation/2/               $  61,260          $  75,203

____________________
/2/ These amounts reflect amounts paid by the Overland predecessor portfolio. For 1996, this amount is for the year ended December 31, 1996.

     Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and
     ------------------------------------------------------------------
Strategic Income Funds.  With respect to the predecessor Norwest Funds, Forum
----------------------
Financial Services, Inc. ("Forum") managed all aspects of the operation of the Funds, except those which were the responsibility of Forum Administrative Services, LLC ("FAS") as administrator or Norwest in its capacity as administrator.

     For the periods indicated below, the following Funds paid the following dollar amounts as administration fees and the administrator waived the indicated amounts:

                                    Four-Month
                                   Period Ended                   Year Ended                   Year Ended
                                     9/30/99                       5/31/99                       5/31/98
                                     -------                       -------                       -------
Former Norwest Fund         Fees Paid      Fees Waived    Fees Paid      Fees Waived    Fees Paid      Fees Waived
-------------------         ---------      -----------    ---------      -----------    ---------      -----------
Aggressive Balanced-
   Equity Fund              $      0        $  4,830      $  2,281        $   1,874     $     436       $   2,363
Growth Balanced Fund        $    919        $ 75,468      $ 58,339        $ 127,097     $ 238,735       $ 467,784
Moderate Balanced Fund      $      0        $ 45,854      $ 17,972        $ 104,728     $ 157,288       $ 362,625
Strategic Income Fund       $      0        $ 22,403      $  8,542        $  54,653     $  29,810       $ 175,249

                                                                Year Ended
                                                                  5/31/97
                                                                  --------
          Former Norwest Fund                              Fees Paid   Fees Waived
          -------------------                              ----------  -----------
          Aggressive Balanced-Equity Fund                        N/A          N/A
          Growth Balanced Fund                              $160,097     $303,389
          Moderate Balanced Fund                            $133,359     $278,998
          Strategic Income Fund                             $ 15,747     $115,223

     Distributor.  Stephens Inc. ("Stephens," the "Distributor"), located at
     -----------
111 Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds. The Funds listed below have adopted a distribution plan (a "Plan") under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for certain classes of their shares. The Plan was adopted by the Trust's Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Funds and Classes indicated in the table below pay Stephens a fee as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fee is based on the average daily net assets attributable to each Class.

          ------------------------------------------------------------
            Maximum Annual 12b-1 Fee as a Percentage of Net Assets

          ------------------------------------------------------------
          Fund                      Class A      Class B       Class C
          ----                      -------      -------       -------
          Asset Allocation Fund      None         0.75%         0.75%
          Growth Balanced Fund       None         0.75%         0.75%
          Index Allocation Fund      None         0.75%         0.75%

          ------------------------------------------------------------

     The actual fee payable to the Distributor by the above-indicated Funds and Classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the fees received by the Funds' Distributor shows the fees paid by the predecessor portfolio that is considered the surviving entity for accounting purposes to its respective Distributor. The predecessor Stagecoach Funds had retained Stephens as their Distributor. The predecessor Norwest Funds had retained Forum as their Distributor.

     For the period ended September 30, 1999 for the Asset Allocation and Index Allocation Funds, the predecessor portfolios paid the Distributor the following fees for distribution-related services, as set forth below, under each Fund's
Plan:

                                        Printing &
                                          Mailing      Marketing     Compensation
Former Stagecoach Fund       Total      Prospectus     Brochures    to Underwriters
----------------------       -----      ----------     ---------    ---------------
Asset Allocation Fund
     Class B               $2,638,986       N/A           N/A          $2,638,986
     Class C               $   31,426       N/A           N/A          $   31,426

                                        Printing &
                                          Mailing      Marketing     Compensation
Former Stagecoach Fund       Total      Prospectus     Brochures    to Underwriters
----------------------       -----      ----------     ---------    ---------------
Index Allocation Fund
   Class B                 $  742,568    $13,910          $465         $  728,193
   Class C                 $  450,083      N/A             N/A         $  450,083


     For the periods indicated below, the predecessor portfolio of the Growth Balanced Fund paid the following fees for distributions-related services:

                                         Five-Month
                                        Period Ended                   Year Ended
                                          9/30/99                        5/31/99
                                          -------                        --------
Former Norwest Fund          Total      Fee Waived       Total         Fee Waived
-------------------          -----      ----------       -----         ----------
Growth Balanced Fund
     Class B                $36,789      $ 9,197        $25,528            $0
     Class C                $ 3,946      $     0        $ 1,648            $0

     General.  The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Trustees has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     Shareholder Servicing Agent.  The Funds have approved a Servicing Plan
     ---------------------------
and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request.

     For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund of up to 0.25% on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan and Agreements are shown in the table below. The Servicing Plan and related Shareholder Servicing Agreements were approved by the Trust's Board of Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     Fund                                               Fee
     ----                                               ---

     Aggressive Balanced-Equity
          Institutional                                 None

     Asset Allocation
          Class A                                       0.10%
          Class B                                       0.10%
          Class C                                       0.10%

     Growth Balanced
          Class A                                       0.25%
          Class B                                       0.25%
          Class C                                       0.25%
          Institutional Class                           None

     Index Allocation
          Class A                                       0.25%
          Class B                                       0.25%
          Class C                                       0.25%

     Moderate Balanced
          Institutional Class                           None

     Fund                                               Fee
     ----                                               ---

     Strategic Income
          Institutional Class                           None

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Trustees of the Trust and the Non-Interested Trustees. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     Custodian.  Norwest Bank Minnesota, N.A. ("Norwest Bank"), located at
     ---------
Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as Custodian for each Fund, with the exception of the Asset Allocation and Index Allocation Funds. For its services as Custodian, Norwest Bank is entitled to receive a fee of 0.02% of the average daily net assets of each Fund except for the Gateway Funds. The Gateway Funds are not charged a custody fee at the Gateway level provided that they invest in Core Trust Portfolios. Barclays Global Investors, N.A. ("BGI"), located at 45 Fremont Street, 34th Floor, San Francisco, California 94105, acts as Custodian for the Asset Allocation and Index Allocation Funds. For its services as Custodian, BGI is not entitled to receive compensation so long as its subsidiary, BGFA, is entitled to receive fees for providing sub-advisory services to the Funds.

     The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund.

     Fund Accountant.  Forum Accounting Services, LLC ("Forum Accounting"),
     ---------------
located at Two Portland Square, Portland, Maine 04101, serves as Fund Accountant for the Funds except for the Index Allocation Fund for which Wells Fargo Bank serves as Fund Accountant. Forum Accounting served as Fund Accountant for the predecessor Norwest Funds whereas Wells Fargo Bank served as Fund Accountant for the predecessor Stagecoach Funds. In order to ensure an orderly fund accounting transition to Forum Accounting for all the Funds, Wells Fargo will continue to serve as Fund Accountant for the Index Allocation Fund during a transition period. It is anticipated that the transition period will last until April 1, 2000. If the conversion to Forum Accounting does not occur on or before March 1, 2000, Wells Fargo Bank will continue to serve as Fund Accountant until the conversion occurs, but not longer than one year from November 8, 1999, at which time it is anticipated that Forum Accounting will serve as Fund Accountant for the Funds. Wells Fargo Bank is entitled to receive the same fees as Norwest Bank.

     For their services as Fund Accountant, Forum Accounting and Wells Fargo Bank each are entitled to receive a monthly base fee per Fund ranging from $2,000 for gateway Funds up to $5,833 for Funds with significant holdings of asset-backed securities. In addition, each Fund pays a monthly fee of $1,000 per class. Forum Accounting and Wells Fargo Bank are also each entitled to receive a fee equal to 0.0025% of the average annual daily net assets of each Fund (excluding the net assets invested in core portfolios of Core Trust which pays Forum Accounting a similar fee).

     Transfer and Dividend Disbursing Agent.  Boston Financial Data Services,
     --------------------------------------
Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complete base fee from all the Funds of the Trust, Core Trust and Wells Fargo Variable Trust.

     Underwriting Commissions.  Stephens serves as the principal underwriter
     ------------------------
distributing securities of the Funds on a continuous basis. Stephens served as principal underwriter of the Stagecoach predecessor portfolios whereas Forum served as underwriter of the predecessor Norwest portfolios. The information shown below regarding underwriting commissions paid for the last three fiscal years reflects the amounts paid by the predecessor Stagecoach fund family and Norwest fund family.

     For the periods indicated below, the aggregate dollar amount of underwriting commissions paid to Stephens by the predecessor Stagecoach fund family and the amounts retained by Stephens are as follows:

                                                                Six-Month Period-
      Period Ended                   Period Ended                     Ended                 Nine-Month Period Ended
         9/30/99                       3/31/98                       3/31/97                        9/30/96
        ---------                     ---------                     ---------                      ---------
   Paid         Retained          Paid         Retained         Paid         Retained         Paid          Retained
   ----         --------          ----         --------         ----         --------         ----          --------
$6,214,051     $2,289,826      $7,671,295      $939,892      $2,296,243      $241,806      $2,917,738       $198,664

     For the year-ended September 30, 1999, Wells Fargo Securities Inc., an affiliated broker-dealer of the Trust, retained $2,324,394.93.

     For the periods indicated below, the aggregate dollar amount of underwriting commissions paid to Forum by the predecessor Norwest Funds and the amounts retained by Forum are as follows:

                                       Year Ended               Year Ended               Year Ended
                                        5/31/99                  5/31/98                  5/31/97
                                       ---------                ---------                ---------
                                   Paid        Retained     Paid       Retained     Paid        Retained
                                   ----        --------     ----       --------     ----        --------
Aggressive Balanced-Equity       $      0       $     0      $ 0          $ 0        $ 0           $ 0

Growth Balanced                  $101,000       $11,000      N/A          N/A        N/A           N/A

Moderate Balanced                $      0       $     0      $ 0          $ 0        $ 0           $ 0

Strategic Income                 $      0       $     0      $ 0          $ 0        $ 0           $ 0

For the year ended May 31, 1999, Norwest Investment Services Inc. received $4,049,102.


                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds. Annual and Semi-Annual Reports for the Funds may contain additional performance information, and are available free of charge upon request.

     Average Annual Total Return:  The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.

                            Former Stagecoach Funds

    Average Annual Total Return for the Period Ended September 30, 1999/1/
    -------------------------------------------------------------------

Fund                               Inception/2/        Ten Year       Five Year        One Year
----                               ---------           -------        ---------        --------
Asset Allocation
    Class A                          12.35%            13.08%           16.53%          11.47%
    Class B                          12.20%            13.14%           16.96%          12.36%
    Class C                          12.20%            13.14%           17.16%          16.39%
  Institutional Class                  N/A               N/A              N/A             N/A

Index Allocation
    Class A                          13.75%            14.54%           19.81%          18.96%
    Class B                          13.54%            14.42%           20.14%          20.27%
    Class C                          13.55%            14.44%           20.36%          24.31%

____________________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is the commencement date stated in the "Historical Fund Information" section of this SAI. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

                             Former Norwest Funds

    Average Annual Total Return for the Period Ended September 30, 1999/1/
    -------------------------------------------------------------------

Fund                               Inception/2/        Ten Year       Five Year        One Year
----                               ---------           -------        ---------        --------
Aggressive Balanced-Equity
    Institutional Class               19.47%              N/A             N/A           17.98%

Growth Balanced/3/
    Class A                           12.55%             2.06%          15.06%          13.64%
    Class B                           12.36%            11.89%          15.36%          14.70%
    Class C                           12.37%            11.91%          15.62%          18.91%
    Institutional Class

Moderate Balanced/3/
    Institutional Class               13.21%            12.74%          16.48%          20.81%

Strategic Income/3/
    Institutional Class                9.14%             8.84%           9.99%           6.87%

_____________________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor is the commencement date stated in the "Historical Fund Information" section of this SAI. The actual inception date of each class may differ from the inception date of the corresponding Fund.

/3/ Prior to November 11, 1994, NIM managed a collective investment fund with investment objectives and policies that were, in all material respects, equivalent to the Fund. The performance of the Fund includes the performance of the predecessor collective investment fund for the periods before it became a mutual fund on November 11, 1994. The collective investment fund performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the 1940 Act, nor subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

        Cumulative Total Return.  In addition to the above performance
        -----------------------
information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

                            Former Stagecoach Funds

      Cumulative Total Return for the Period Ended September 30, 1999/1/
      ---------------------------------------------------------------

     Fund                                  Inception/2/   Five Year   Three Year
     ----                                  ------------   ---------   ----------
     Asset Allocation
        Class A                               347.61%       114.84%       56.20%
        Class B                               342.19%       118.90%       59.44%
        Class C                               342.19%       120.77%       62.44%
        Institutional Class                      N/A           N/A          N/A

     Index Allocation
        Class A                               339.98%       146.89%       66.19%
        Class B                               330.73%       150.33%       69.05%
        Class C                               331.23%       152.63%       72.25%

____________________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is as follows: Asset Allocation Fund -- January 2, 1992; Index Allocation Fund -- April 7, 1988. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

                             Former Norwest Funds

      Cumulative Total Return for the Period Ended September 30, 1999/1/
      ---------------------------------------------------------------

Fund                                Inception/2/   Ten Year   Five Year   Three Year
----                                ------------   --------   ---------   ----------
Aggressive Balanced-Equity
   Institutional Class                 30.43%          N/A         N/A          N/A

Growth Balanced/3/
   Class A                             264.68%      212.21%      15.07%       50.43%
   Class B                             338.63%      207.68%      15.36%       53.40%
   Class C                             238.87%      208.61%      15.63%       56.40%
   Institutional Class                 265.30%      231.98%     114.49%       59.96%

Moderate Balanced/3/
   Institutional Class                 196.40%      169.90%      81.16%       44.16%

Strategic Income/3/
   Institutional Class                 147.84%      133.22%      60.98%       33.46%

____________________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor is the commencement date stated in the "Historical Fund Information" section of this SAI. The actual inception date of each class may differ from the inception date of the corresponding Fund.

/3/ Prior to November 11, 1994, NIM managed a collective investment fund with investment objectives and policies that were, in all material respects, equivalent to the Fund. The performance of the Fund includes the performance of the predecessor collective investment fund for the periods before it became a mutual fund on November 11, 1994. The collective investment fund performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the 1940 Act nor subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

       The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund or to a particular class of a Fund.

       In addition, investors should recognize that changes in the net asset values of shares of each class of a Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Trust may quote the performance or price-earning ratio of a Fund or a Class of in advertising and other types of literature as compared with the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or a class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share of each class at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with the performance of a Fund's competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of each class of shares of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

     The Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRRO, such as Standard Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by NRROs. Any such comparisons may be useful to investors who wish to compare each class' past performance with other rated investments.

     From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Wells Fargo Funds Trust, provides various services to its customers that are also shareholders of the Funds. These services may include access to Wells Fargo Funds Trust's account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

     The Trust also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment Advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of June 30, 1999, Wells Fargo Bank and its affiliates managed over $131 billion in assets.

     The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m. (Pacific time), 3:00 p.m. (Central time), 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other Fund securities, including U.S. Government securities but excluding money market instruments and debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Trust's Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees and in accordance with procedures adopted by the Trustees.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds reserve the right to reject any purchase orders, and may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

The dealer reallowance for Class A shares is as follows:

          -------------------------------------------------------------------------------

          -------------------------------------------------------------------------------
                                    FRONT-END SALES    FRONT-END SALES        DEALER
                                      CHARGE AS %        CHARGE AS %        ALLOWANCE
                  AMOUNT               OF PUBLIC        OF NET AMOUNT     AS % OF PUBLIC
               OF PURCHASE          OFFERING PRICE        INVESTED        OFFERING PRICE
          -------------------------------------------------------------------------------
          -------------------------------------------------------------------------------
            Less than $50,000            5.75%              6.10%              5.00%
          -------------------------------------------------------------------------------
            $50,000 to $99,999           4.75%              4.99%              4.00%
          -------------------------------------------------------------------------------
            $100,000 to $249,999         3.75%              3.90%              3.00%
          -------------------------------------------------------------------------------
            $250,000 to $499,999         2.75%              2.83%              2.25%
          -------------------------------------------------------------------------------
            $500,000 to $999,999         2.00%              2.04%              1.75%
          -------------------------------------------------------------------------------
            $1,000,000 and over/1/       0.00%              0.00%              1.00%
          -------------------------------------------------------------------------------

/1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

        Purchases and Redemptions Through Brokers and/or Their Affiliates.  A
        ------------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectus in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

        Reduced Sales Charges for Former Norwest Advantage Fund Class B
        ---------------------------------------------------------------
Shareholders. No contingent deferred sales charge is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

                            PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

     Wells Fargo Bank, as Investment Advisor to the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds. For the fiscal year ended September 30, 1999, the Advisor directed transactions in the aggregate amount of $1,979,758,185 and paid total commissions in the amount of $2,080,381.

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board of Trustees deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus of each Fund generally describes the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     General.  The Trust intends to continue to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied separately to each Fund, rather than to the Trust as a whole. In addition, capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gain distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (including, for this purpose, net short-term capital gain) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

     The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

     Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse Federal income tax impact.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

     Foreign Taxes.  Income and dividends received by a Fund from sources within
     -------------
foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain circumstances, a regulated investment company is eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. None of the Funds expects to qualify for the election.

     Capital Gain Distributions. Distributions which are designated by a Fund as
     --------------------------
capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Trust may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust also could subject the investor to penalties imposed by the IRS.

     Foreign Shareholders.  Under the Code, distributions attributable to net
     --------------------
investment income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Capital gain distributions generally are not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Among other things, the New Regulations will permit the

Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to federal income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Corporate Shareholders. Corporate shareholders of the Funds may be eligible
     ----------------------
for the dividends-received deduction on dividends distributed out of a Fund's income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

     Tax-Deferred Plan. The shares of the Funds are available for a variety of
     -----------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

     Other Matters. Investors should be aware that the investments to be made by
     -------------
the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are six of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware business trust on March 10, 1999.

     Most of the Trust's Funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust's Funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of the Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other Funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the Class represented at a meeting if the holders of more than 50% of the outstanding shares of the Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below, as of January 11, 2000, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                      5% OWNERSHIP AS OF JANUARY 11, 2000
                      -----------------------------------

                                                                             Type of       Percentage
             Fund                           Name and Address                Ownership       of Class
             ----                           ----------------                ---------      ----------
Aggressive Balanced-Equity      EMSEG & CO                                                     98.69%
 Fund                           Aggressive Balanced Equity Fund
Institutional Class             c/o Mutual Fund Processing
                                PO Box 1450 NW 8477
                                Minneapolis, MN 55485-1450



Asset Allocation Fund           Wells Fargo Bank                                               62.05%
Class A                         FBO Retirement Plans Omnibus
                                PO Box 63015
                                San Francisco, CA 94163-0001

Class B                         N/A

Class C                         MLPF&S For The Sole Benefit                                    15.85%
                                Of Its Customers
                                ATTN:  Mutual Fund Administration
                                4800 Deer Lake Drive East 3rd Floor
                                Jacksonville, FL 32246-6484

Institutional Class             Wells Fargo Bank TTEE                                          17.02%
                                ChoiceMaster
                                ATTN:  Mutual Funds A88-4
                                PO Box 9800
                                Calabasas, CA 91372-0800

                                EMSEG & CO                                                     26.06%
                                Stagecoach Balanced FOCI
                                c/o Mutual Fund Processing
                                PO Box 1450 NW 8477
                                Minneapolis, MN 55485-1450

                                HEP & CO                                                       37.99%
                                ATTN:  MF Dept. A88-4
                                PO Box 9800
                                Calabasas, CA 91372-0800

Growth Balanced Fund
Class A                         Attn:  Mutual Funds OPS                                        49.90%
                                Norwest Bank MN NA FBO
                                Merrill Corp. #13125204
                                P.O. Box 1533
                                Minneapolis, MN  55480-1533

Class B                         N/A

                                                                             Type of       Percentage
             Fund                           Name and Address                Ownership       of Class
             ----                           ----------------                ---------      ----------
Class C                         Norwest Investment Services, Inc.                              11.16%
                                FBO 710886111
                                Northstar Building East - 9th Floor
                                608 Second Avenue South
                                Minneapolis, MN 55479-0162

                                Dean Witter for the Benefit of                                 26.33%
                                Harold & Reta Haynes Family Foundation
                                P.O. Box 250
                                Church Street Station
                                New York, NY  10008-0250

                                Norwest Investment Services, Inc.                               5.99%
                                FBO 705690741
                                Northstar Building East - 9th Floor
                                608 Second Avenue South
                                Minneapolis, MN 55402-1916

                                EMJAYCO                                                         7.49%
                                Omnibus Account
                                17909 PO Box
                                Milwaukee, WI 53217-0909

Institutional Class             EMSEG & CO                                                     89.33%
                                Growth Balanced Fund I
                                C/O Mutual Fund Processing
                                PO Box 1450 NW 8477
                                Minneapolis, MN 55485-1450

Index Allocation Fund
Class A                         MLPF&S For The Sole Benefit Of Its                             10.88%
                                Customers
                                ATTN:  Mutual Fund Administration
                                4800 Deer Lake Drive East, 3rd Floor
                                Jacksonville, FL 32246-6484

                                Stephens, Inc.                                                  5.47%
                                Seed Money
                                ATTN:  Accounting
                                111 Center Street
                                Little Rock, AR 72201-4402

Class B                         N/A

                                                                             Type of       Percentage
             Fund                           Name and Address                Ownership       of Class
             ----                           ----------------                ---------      ----------
Class C                         MLPF&S For The Sole Benefit Of Its                             20.01%
                                Customers
                                ATTN:  Mutual Fund Administration
                                4800 Deer Lake Drive East, 3rd Floor
                                Jacksonville, FL 32246-6484

Moderate Balanced Fund
Institutional Class             EMSEG & CO                                                     87.22%
                                Moderate Balanced I
                                C/O Mutual Fund Processing
                                PO Box 1450 NW 8477
                                Minneapolis, MN 55485-1450

                                WMJAYCO                                                         5.90%
                                FBO Omnibus Account
                                17909 P.O. Box
                                Milwaukee, WI  53217-0909

Strategic Income Fund
Institutional Class             EMSEG & CO                                                     90.54%
                                Strategic Income I
                                C/O Mutual Fund Processing
                                PO Box 1450 NW 8477
                                Minneapolis, MN 55485-1450


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Trust's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectuses.

                             INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolios of investments and audited financial statements for the predecessor Stagecoach and Norwest Funds for the period ended September 30, 1999 are hereby incorporated by reference to the predecessor Funds' Annual Reports.

                                    APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

     Corporate Bonds
     ---------------

     Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
     -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA,"
     ---
"AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

     Commercial Paper
     ----------------

     Moody's: The highest rating for commercial paper is "P-1" (Prime-1).
     -------
Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for commercial paper is rated "in the highest
     ---
category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            WELLS FARGO FUNDS TRUST
                        File Nos. 333-74295; 811-09253

                                    PART C
                               OTHER INFORMATION



Item 23.  Exhibits.
          ---------

    Exhibit
    Number                                           Description
    -------                                          -----------
    (a)             -  Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

    (b)             -  Not applicable.

    (c)             -  Not applicable.

    (d)(1)(i)       -  Investment Advisory Agreement with Wells Fargo Bank,
                       N.A., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

          (ii)      -  Fee and Expense Agreement between Wells Fargo Funds Trust and Wells Fargo Bank, N.A. incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

       (2)(i)       -  Form of Sub-Advisory Contract with Barclays Global Fund
                       Advisors, incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

          (ii)      -  Sub-Advisory Contract with Galliard Capital Management,
                       Inc., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

          (iii)     -  Sub-Advisory Contract with Peregrine Capital Management,
                       Inc., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

          (iv)      -  Sub-Advisory Contract with Schroder Capital Management,
                       Inc., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

          (v)       -  Sub-Advisory Contract with Smith Asset Management, L.P., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

          (vi)      -  Form of Sub-Advisory Contract with Wells Capital
                       Management, Inc., incorporated by reference to Post-effective Amendment No. 1, filed May 28, 1999.

       (e)(i)       -  Distribution Agreement with Stephens, Inc., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

       (f)          -  Not applicable.

       (g)(1)       -  Custody Agreement with Barclays Global Investors, N.A., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

          (2)       -  Custody Agreement with Norwest Bank Minnesota, N.A.,
                       incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

          (3)       -  Securities Lending Agreement by and among Wells Fargo
                       Funds Trust, Wells Fargo Bank, N.A. and Norwest Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

       (h)(1)       -  Administration Agreement with Wells Fargo Bank, N.A.,
                       incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

          (2)(i)    -  Fund Accounting Agreement, filed herewith.

             (ii)   -  Interim Fund Accounting Agreement with Wells Fargo Bank,
                       N.A., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

          (3)       -  Transfer Agency and Service Agreement with Boston
                       Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

          (4)       -  Shareholder Servicing Plan, incorporated by reference to
                       Post-Effective Amendment No. 8, filed December 17, 1999.

          (5)       -  Form of Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

       (i)          -  Legal Opinion, filed herewith.

       (j)          -  Consent of Independent Auditors.

       (k)          -  Not applicable.

       (l)          -  Not applicable.

       (m)          -  Rule 12b-1 Plan, incorporated by reference to Post-
                       effective Amendment No. 8, filed December 17, 1999.

       (n)          -  Not applicable.

       (o)          -  Rule 18f-3 Plan, incorporated by reference to Post-
                       Effective Amendment No. 8, filed December 17, 1999.


Item 24. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------

         No person is controlled by or under common control with Registrant.


Item 25. Indemnification.
         ---------------

         Article V of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust and its four Funds. In addition, the Trustees are empowered under Section 3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.


Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------

         (a) Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, serves as investment adviser to all of the Registrant's investment portfolios, and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

         To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.

    Name and Position at         Principal Business(es) and Address(es)
      Wells Fargo Bank           During at Least the Last Two Fiscal Year

------------------------------  --------------------------------------------
Rodney L. Jacobs                 Wells Fargo & Company
  Director and Chairman            Vice Chairman and Chief Financial Officer
                                   President until 1999
                                   Vice Chairman until 1998
                                 420 Montgomery St.
                                 San Francisco, CA 94163

Teresa A. Dial                   Wells Fargo & Company
  Director and President           Executive Vice President
                                 420 Montgomery St.
                                 San Francisco, CA 94163

Patricia R. Callahan             Wells Fargo & Company
  Director and Executive Vice      Executive Vice President
   President                     420 Montgomery St.
                                 San Francisco, CA 94163


Clyde W. Ostler                  Wells Fargo & Company
  Director and Vice Chairman       Executive Vice President
                                 420 Montgomery St.
                                 San Francisco, CA 94163

                                 Ostler Brothers Development, Limited Liability
                                 Company
                                  Limited Partner

M. Lucile Reid                   Wells Fargo & Company
  Director and Executive Vice     Executive Vice President
   President                     420 Montgomery St.
                                 San Francisco, CA 94163

                                 Camphill Communities California, Inc.
                                  Director and Treasurer
                                 3920 Fairway Dr.
                                 Soquel, CA 95073-3023

                                 Volunteer Center of San Francisco
                                  Director and Chairperson
                                 1160 Battery St. # 70
                                 San Francisco, CA 94111-1212

    Name and Position at         Principal Business(es) and Address(es)
      Wells Fargo Bank           During at Least the Last Two Fiscal Year

------------------------------  --------------------------------------------
Paul M. Watson                   Community Television of Southern California (KCET)
  Director and Vice Chairman      Director
                                 4401 West Sunset Blvd.
                                 Los Angeles, CA 90027-6017

                                 Hanna Boys Center Sonoma
                                  Director
                                 17000 Arnold Dr.
                                 Sonoma, CA 95476-3290

                                 Los Angeles Area Chamber of Commerce
                                  Director
                                 350 South Bixel St.
                                 Los Angeles, CA  90017-1418

                                 Music Center of Los Angeles County
                                  Director
                                 Center Theatre Group - Ahmanson
                                 135 North Grand Ave.
                                 Los Angeles, CA 90012-3013

David A. Hoyt                    Wells Fargo & Company
  Vice Chairman                   Executive Vice President
                                 420 Montgomery St.
                                 San Francisco, CA 9416


         (b)  Barclays Global Fund Advisors

         The description of Barclays Global Fund Advisors ("BGFA") in Parts A and B of this Registration Statement is incorporated by reference herein.

         The following are the Directors and principal executive officers of BGFA, including their business connections, which are of a substantial nature. The address of BGFA is 45 Fremont, 34th Floor, San Francisco, CA 94105 and, unless otherwise indicated below, that address is the principal business address of any company with which the Directors and principal executive officers are connected.

      Name and Position at          Principal Business(es) and Address(es)
              BGFA                  During at Least the Last Two Fiscal Year

--------------------------------    --------------------------------------------

Frederick L.A. Grauer               Director of BGFA and Co-Chairman and
  Director                             Director of BGI
                                    45 Fremont Street
                                    San Francisco, CA 94105

Patricia Dunn                       Director of BGFA and Co-Chairman and
  Director                             Director of BGI
                                    45 Fremont Street
                                    San Francisco, CA 94105

Lawrence G. Tint                    Director of the Board of Directors of BGFA
  Chairman and Director                and Chief Executive Officer of BGI
                                    45 Fremont Street
                                    San Francisco, CA 94105

Geoffrey Fletcher                   Chief Financial Officer of BGFA and BGI
  Chief Financial Officer              since May 1997
                                    45 Fremont Street
                                    San Francisco, CA 94105
                                    Managing Director and Principal Accounting
                                       Officer at Bankers Trust Company
                                       from 1988 - 1997
                                    505 Market Street
                                    San Francisco, CA 94105

         (b)  Schroder Investment Management North America Inc.

         The description of Schroder Investment Management North America Inc. ("SIMNA") in Parts A and B of the Registration Statement are incorporated by reference herein. The following are the directors and principal officers of SIMNA, including their business connections of a substantial nature. The address of each company listed, unless otherwise noted, is 787 Seventh Avenue, 34th Floor, New York, NY 10019. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of SIMNA which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroders p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom.

                                       Principal Business(es)
Name and Position                      During at Least the Last Two Fiscal Years
-----------------                      -----------------------------------------

David M. Salisbury                     SIMNA
  Chairman, Director                   Schroder Ltd.
  Chief Executive, Director            Schroders plc.
  Director                             Schroders Series Trust II
  Trustee and Officer

Richard R. Foulkes                     SIMNA
  Deputy Chairman, Director            Schroder Ltd.
  Deputy Chairman                      Certain open end management investment
  Officer                              companies for which SIMNA and/or its
                                       affiliates provide investment services

John A. Troiano                        SIMNA
  Chief Executive, Director            Schroder Ltd.
  Chief Executive, Director            Certain open end management investment
  Officer                              companies for which SIMNA and/or its
                                       affiliates provide investment services

Sharon L. Haugh                        SIMNA
  Executive Vice President, Director   Schroder Fund Advisors Inc.
  Director, Chairman                   Schroder Ltd.
  Director                             Schroder Capital Management Inc.
  Chairman, Director                   Certain open end management investment
  Trustee                              companies for which SIMNA and/or its
                                       affiliates provide investment services

Gavin D.L. Ralston
  Senior Vice President, Managing      SIMNA
     Director
  Director                             Schroder Ltd.

Mark J. Smith                          SIMNA
  Senior Vice President, Director      Schroder Ltd.
  Senior Vice President, Director      Schroder Fund Advisors Inc.
  Director                             Certain open end management investment
  Trustee and Officer                  companies for which SIMNA and/or its
                                       affiliates provide investment services

Robert G. Davy                         SIMNA
  Senior Vice President, Director      Schroder Ltd.
  Director                             Certain open end management investment
  Officer                              companies for which SIMNA and/or its
                                       affiliates provide investment services

                                       Principal Business(es)
Name and Position                      During at Least the Last Two Fiscal Years
-----------------                      -----------------------------------------

Jane P. Lucas                          SIMNA
  Senior Vice President, Director      Schroder Fund Advisors Inc.
  Director                             Schroder Capital Management Inc.
  Director                             Certain open end management investment
  Officer                              companies for which SIMNA and/or its
                                       affiliates provide investment services

David R. Robertson
 Group Vice President                  SIMNA
 Senior Vice President                 Schroder Fund Advisors Inc.
 Director of Institutional Business    Oppenheimer Funds Inc.
                                       (resigned 2/98)

Michael M. Perelstein
 Senior Vice President, Director       SIMNA
 Senior Vice President, Director       Schroder Ltd.

Louise Croset
 First Vice President, Director        SIMNA
 First Vice President                  Schroder Ltd.
 Trustee and Officer                   Schroder Series Trust II

Ellen B. Sullivan
 Group Vice President, Director        SIMNA
 Director                              Schroder Capital Management Inc.

Catherine A. Mazza
 Group Vice President                  SIMNA
 President, Director                   Schroder Fund Advisors
 Director                              Schroder Capital Management Inc.
 Trustee and Officer                   Certain open and management investment
                                       companies for which SIMNA and/or its
                                       affiliates provide investment services

Heather Crighton
 First Vice President, Director        SIMNA
 First Vice President, Director        Schroder Ltd.

                                       Principal Business(es)
Name and Position                      During at Least the Last Two Fiscal Years
-----------------                      -----------------------------------------

Fariba Talebi
 Group Vice President                  SIMNA
 Director                              Schroder Capital Management Inc.
 Officer                               Certain open and management investment
                                       companies for which SIMNA and/or its
                                       affiliates provide investment services

Ira Unschuld
 Group Vice President                  SIMNA
 Officer                               Certain open and management investment
                                       companies for which SIMNA and/or its
                                       affiliates provide investment services

Paul M. Morris
 Senior Vice President                 SIMNA
 Director                              Schroder Capital Management Inc.

Susan B. Kenneally
 First Vice President, Director        SIMNA
 First Vice President, Director        Schroder Ltd.

Jennifer A. Bonathan
 First Vice President, Director        SIMNA
 First Vice President, Director        Schroder Ltd.

(d)  Wells Capital Management Incorporated

     The descriptions of Wells Capital Management ("WCM") in Parts A and B of this Registration Statement are incorporated by reference herein. The following are the directors and principal executive officers of WCM, including their business connections, which are of a substantial nature. The address of WCM is 525 Market Street, San Francisco, California 94105 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.

                                                          Principal Business(es)
                                                          at Least the Last
Name                        Position                      Two Fiscal Years
----                        --------                      ----------------

Allen J. Ayvazian           Chief Equity Officer          WCM

Robert Willis               President and Chief           WCM
                            Investment Officer

                                                          Principal Business(es)
                                                          at Least the Last
Name                        Position                      Two Fiscal Years
----                        --------                      ----------------

Brigid Breen                Chief Compliance Officer      WCM

Jose Casas                  Chief Operating Officer       WCM

Larry Fernandes             Principal                     WCM

Jacqueline Anne Flippin     Principal                     WCM
                            Vice President and            McMorgan & Company
                            Investment Portfolio          (until 1/98)
                            Manager

Stephen Galiani             Senior Principal Director     WCM
                                                          Qualivest Capital
                                                          Management, Inc.
                                                          (until 5/97)

Madeleine Gish              Senior Principal              WCM

Kelli Ann Lee               Managing Director             WCM
                            Group Human Resource          Wells Fargo Bank, N.A.
                            Manager                       (until 11/97)

Melvin Lindsey              Managing Director             WCM

Clark Messman               Chief Legal Officer           WCM

Brian Mulligan              Managing Director             WCM

Thomas O'Malley             Managing Director             WCM

Clyde Ostler                Director                      WCM

Guy Rounsaville             Director                      WCM

Katherine Schapiro          Senior Principal              WCM

Gary Schlossbertg           Economist                     WCM

(e)  Peregrine Capital Management, Inc.

     The descriptions of Peregrine Capital Management, Inc. ("Peregrine") in Parts A and B of the Registration Statement, are incorporated by reference herein. The following are the directors and principal executive officers of Peregrine, including their business connections which are of a substantial nature. The address of Peregrine is LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.

                                                          Principal Business(es)
                                                          at Least the Last
Name                          Position                    Two Fiscal Years
----                          --------                    ----------------

James R. Campbell             Director                    Peregrine Capital
Sixth and Marquette Ave.                                  Management, Inc.
Minneapolis, MN  55479-0116
                              President, Chief Officer,   Norwest Bank
                              Director

Patricia D. Burns             Senior Vice President       Peregrine Capital
                                                          Management, Inc.

Tasso H. Coin                 Senior Vice President       Peregrine Capital
                                                          Management, Inc.

John S. Dale                  Senior Vice President       Peregrine Capital
                                                          Management, Inc.

Julie M. Gerend               Senior Vice President       Peregrine Capital
                                                          Management, Inc.

William D. Giese              Senior Vice President       Peregrine Capital
                                                          Management, Inc.

Daniel J. Hagen               Senior Vice President       Peregrine Capital
                                                          Management, Inc.

Ronald G. Hoffman             Senior Vice President       Peregrine Capital
                              Secretary                   Management, Inc.

Frank T. Matthews             Vice President              Peregrine Capital
                                                          Management, Inc.

Jeannine McCormick            Senior Vice President       Peregrine Capital
                                                          Management, Inc.

                                                          Principal Business(es)
                                                          at Least the Last
Name                          Position                    Two Fiscal Years
----                          --------                    ----------------

Barbara K. McFadden           Senior Vice President       Peregrine Capital
                                                          Management, Inc.

Robert B. Mersky              Chairman, President, Chief  Peregrine Capital
                              Executive Officer           Management, Inc.

Gary E. Nussbaum              Senior Vice President       Peregrine Capital
                                                          Management, Inc.

James P. Rosse                Vice President              Peregrine Capital
                                                          Management, Inc.

Jonathan L. Scharlau          Assistant Vice President    Peregrine Capital
                                                          Management, Inc.

Jay H. Strohmaier             Senior Vice President       Peregrine Capital
                                                          Management, Inc.

Paul E. von Kuster            Senior Vice President       Peregrine Capital
                                                          Management, Inc.

Janelle M. Walter             Assistant Vice President    Peregrine Capital
                                                          Management, Inc.

Paul R. Wurm                  Senior Vice President       Peregrine Capital
                                                          Management, Inc.

J. Daniel Vendermark          Vice President              Peregrine Capital
Sixth and Marquette Avenue                                Management, Inc.
Minneapolis, MN  55479-1013

Albert J. Edwards             Senior Vice President       Peregrine Capital
                                                          Management, Inc.

Douglas G. Pugh               Senior Vice President       Peregrine Capital
                                                          Management, Inc.

Colin Sharp                   Vice President              Peregrine Capital
                                                          Management, Inc.

(f)  Galliard Capital Management, Inc.

     The descriptions of Galliard Capital Management, Inc. ("Galliard") in Parts A and B of the Registration Statement, are incorporated by reference herein. The following are the directors and principal executive officers of Galliard, including their business connections which are of a substantial nature. The address of Galliard is LaSalle Plaza, Suite 2060, 800 LaSalle Avenue, Minneapolis, Minnesota 55479 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.

                                                         Principal Business(es)
                                                         at Least the Last
Name                        Position                     Two Fiscal Years
----                        --------                     -------------------

P. Jay Kiedrowski           Chairman                     Galliard Capital
Sixth and Marquette Ave.                                 Management, Inc.
Minneapolis, MN  55479

                            Chairman, Chief Executive    Norwest Investment
                            Officer                      Management, Inc.

                            Executive Vice President     Norwest Bank Minnesota,
                            Employee                     N.A.

                                                         Crestone Capital
                            Director                     Management, Inc.

Richard Merriam             Principal, Senior Portfolio  Galliard Capital
                            Manager                      Management, Inc.

John Caswell                Principal, Senior Portfolio  Galliard Capital
                            Manager                      Management, Inc.

Karl Tourville              Principal, Senior Portfolio  Galliard Capital
                            Manager                      Management, Inc.

Laura Gideon                Senior Vice President of     Galliard Capital
                            Marketing                    Management, Inc.

Leela Scattum               Vice President of            Galliard Capital
                            Operations                   Management, Inc.

(g)  Smith Asset Management, L.P.

     The descriptions of Smith Asset Management, L.P. ("Smith") in Parts A and B, of the Registration Statement, are incorporated by reference herein. The following are the directors and principal executive officers of Smith, including their business connections which are of a substantial nature. The address of Smith is 300 Crescent Court, Suite 750, Dallas, Texas 75201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.

                                                        Principal Business(es)
                                                        at Least the Last
Name                     Position                       Two Fiscal Years
----                     --------                       ----------------

Stephen S. Smith         President, Chief Executive     Smith Partner Discovery
                         Partner                        Management

Stephen J. Summers       Chief Operating Officer        Smith Partner Discovery
                                                        Management


Item 27.  Principal Underwriters.
          ----------------------

               (a) Stephens Inc. ("Stephens"), distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for MasterWorks Funds Inc., Stagecoach Funds, Inc. and Stagecoach Trust, Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves, and Wells Fargo Variable Trust, Wells Fargo Core Trust and Wells Fargo Funds Trust and is the exclusive placement agent for Master Investment Portfolio, all of which are registered open-end management investment companies.

               (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (file No. 501-15510).

               (c)  Not applicable.

Item 28.  Location of Accounts and Records.
          --------------------------------

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

          (b) Wells Fargo Bank maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, San Francisco, California 94105.

          (c) BGFA and BGI maintains all Records relating to their services as sub-adviser and custodian, respectively, at 45 Fremont Street, San Francisco, California 94105.

          (d) Stephens maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

          (e) Norwest Bank Minnesota, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

          (f) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, San Francisco, California 94105.

          (g) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Minneapolis, Minnesota 55479.

          (h) Galliard Capital Management, Inc. ("Galliard") maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479.

          (i) Smith Asset Management Group, LP maintains all Records relating to its services as investment sub-adviser at 500 Crescent Court, Suite 250, Dallas, Texas 75201.

          (j) Schroder Investment Management, North America Inc. maintains all Records relating to its services as investment sub-adviser at 787 Seventh Avenue, New York, New York 10019.

Item 29.  Management Services.
          -------------------

               Other than as set forth under the captions "Organization and Management of the Funds"" in the Prospectus constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings.  Not applicable.
          ------------

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this amendment to the Registration Statement on Form N1-A pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 1st day of February, 2000.



                              WELLS FARGO FUNDS TRUST

                              By /s/ Richard H. Blank, Jr.
                                 ---------------------------------
                                 Richard H. Blank, Jr.
                                 Assistant Secretary

       Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                     Title                 Date
---------                     -----                 ----

           *                  Trustee
--------------------------
Robert C. Brown

           *                  Trustee
--------------------------
Donald H. Burkhardt

           *                  Trustee
--------------------------
Jack S. Euphrat

           *                  Trustee
--------------------------
Thomas S. Goho

           *                  Trustee
--------------------------
Peter G. Gordon

           *                  Trustee
--------------------------
W. Rodney Hughes

           *                  Trustee
--------------------------
Richard M. Leach

           *                  Trustee
--------------------------
J. Tucker Morse

           *                  Trustee
--------------------------
Timothy J. Penny

           *                  Trustee
--------------------------
Donald C. Willeke

 /s/ Richard H. Blank, Jr.    Assistant Secretary   2/1/00
--------------------------
Richard H. Blank, Jr.
As Attorney-in-Fact
February 1, 2000

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 1st day of February, 2000.



                              WELLS FARGO CORE TRUST

                              By   /s/ Richard H. Blank, Jr.
                                  ----------------------------
                                   Richard H. Blank, Jr.
                                   Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                        Title                            Date
---------                        -----                            ----

           *                     Trustee
--------------------------
Robert C. Brown

           *                     Trustee
--------------------------
Donald H. Burkhardt

           *                     Trustee
--------------------------
Jack S. Euphrat

           *                     Trustee
--------------------------
Thomas S. Goho

           *                     Trustee
--------------------------
Peter G. Gordon

           *                     Trustee
--------------------------
W. Rodney Hughes

           *                     Trustee
--------------------------
Richard M. Leach

           *                     Trustee
--------------------------
J. Tucker Morse

           *                     Trustee
--------------------------
Timothy J. Penny

           *                     Trustee
--------------------------
Donald C. Willeke

By  /s/ Richard H. Blank, Jr.                                            2/1/00
    ---------------------------
    Richard H. Blank, Jr.
    As Attorney-in-Fact
    February 1, 2000

                                 EXHIBIT INDEX

Exhibit No.                   Exhibit
----------                    -------

EX99.B(i)           Legal Opinion

EX99.B(j)           Consent of Independent Auditors

EX99.B(h)(2)(i)     Fund Accounting Agreement